UNITED SERVICES FUNDS

                         CHINA REGION OPPORTUNITY FUND

                                P.O. BOX 781234
                         SAN ANTONIO, TEXAS 78278-1234
                        1-800-US-FUNDS (1-800-873-8637)
                (INFORMATION, SHAREHOLDER SERVICES AND REQUESTS)
                        INTERNET: http://www.usfunds.com

                                   PROSPECTUS

                                NOVEMBER 1, 1996

     This prospectus presents information that a prospective investor should know about the China Region Opportunity Fund (the "Fund"), a fund of United Services Funds (the "Trust"). The Fund is one of several diversified portfolios of the Trust, an open-end management investment company.

     The objective of the Fund is to achieve capital appreciation by investing primarily in the China Region. THE FUND INVOLVES SPECULATIVE INVESTMENTS, SPECIAL RISKS, AND MAY NOT BE APPROPRIATE FOR ALL INVESTORS. (See "Risk Factors and Special Considerations.") Investors are responsible for determining whether or not an investment in the fund is appropriate for their needs. Read and retain this prospectus for future reference.

     A Statement of Additional Information dated November 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement is available free from United Services Funds upon written request at the address set forth above or by calling 1-800-US-FUNDS (1-800-873-8637).

                THESE SECURITIES HAVE NOT BEEN APPROVED OR DIS-
                  APPROVED BY THE SECURITIES AND EXCHANGE COM-
                   MISSION OR ANY STATE SECURITIES COMMISSION
                    NOR HAS THE SECURITIES AND EXCHANGE COM-
                     MISSION OR ANY STATE SECURITIES COMMIS-
                        SION PASSED UPON THE ACCURACY OR
                        ADEQUACY OF THIS PROSPECTUS. ANY
                         REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SUMMARY OF FEES AND EXPENSES ..............................................   2
FINANCIAL HIGHLIGHTS ......................................................   4
INVESTMENT OBJECTIVES AND
  CONSIDERATIONS ..........................................................   6
SECURITIES MARKETS ........................................................   9
RISK FACTORS AND SPECIAL
  CONSIDERATIONS ..........................................................  12
ADDITIONAL INVESTMENT PRACTICES ...........................................  14
FUTURES CONTRACTS AND OPTIONS .............................................  16
HOW TO PURCHASE SHARES ....................................................  18
HOW TO EXCHANGE SHARES ....................................................  21
HOW TO REDEEM SHARES ......................................................  23
HOW SHARES ARE VALUED .....................................................  27
DIVIDENDS AND TAXES .......................................................  28
THE TRUST .................................................................  31
MANAGEMENT OF THE FUND ....................................................  32
PERFORMANCE INFORMATION ...................................................  34

                          SUMMARY OF FEES AND EXPENSES

     The following summary is provided to assist you in understanding the various costs and expenses a shareholder in the Fund could bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load ..........................................    None
     Redemption Fee (on the redemption or exchange of shares
        held less than 180 days) .................................         1%
     Administrative Exchange Fee .................................    $    5
     Account Closing Fee (does not apply to exchanges) ...........    $   10
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
  ASSETS)(1)
     Management Fees (net of waivers and reimbursements) .........         0.34%
     12b-1 Fees ..................................................    None
     Other Expenses ..............................................         1.18%
     Transfer Agency Fees ........................................         0.58%
     Accounting Services Fees ....................................         0.15%
     Total Fund Operating Expenses (net of waivers
        and reimbursements) ......................................         2.25%

     Except for active ABC Investment Plan (Registered Trademark) accounts, custodial accounts for minors, and retirement plan accounts, if an account balance falls, for any reason other than market fluctuations, below $1,000 at any time during a month, that account will be subject to a monthly small account charge of $5. (See "Small Accounts.")

                                       2

     A shareholder who requests delivery of redemption proceeds by wire transfer will be subject to a $10 charge. International wires will be charged more.

HYPOTHETICAL EXAMPLE OF EFFECT OF FUND EXPENSES:

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period.

                   1 year............................... $ 33
                   3 years.............................. $ 85

Included in these estimates is the account closing fee of $10 for each period. This fee is a flat charge which does not vary with the size of your investment. Accordingly, for investments larger than $1,000, your total expenses will be substantially lower in percentage terms than this illustration implies. The examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
--------------------------------------------------------------------------------

(1) Annual Fund Operating Expenses are based on each Fund's historical expenses. Management Fees, Transfer Agency Fees, and Accounting Service Fees are paid to U.S. Global Investors, Inc. (the "Advisor") and its wholly owned subsidiary. Please refer to the section entitled "Management of the Fund" for further information.

(2) The Advisor has guaranteed that Total Fund Operating Expenses (as a percentage of average net assets) will not exceed 2.25% on an annualized basis through June 30, 1997 and until such later date as the Advisor determines. Based on actual operating expenses of the Fund for the year ended June 30, 1996 and subject to expense limitations imposed by the state of California, the annualized Management, Transfer Agency, Accounting Fees and Other Expenses would have been 0.63%, 0.58%, 0.15%, and 1.18%, respectively for Total Fund Operating Expenses of 2.54%, in light of the state of California expense limitation.

                                       3

                              FINANCIAL HIGHLIGHTS
                         CHINA REGION OPPORTUNITY FUND

     The following per share data and ratios for a share of beneficial interest outstanding throughout the period February 10, 1994, effective date of original registration statement, to June 30, 1994 and the years ended June 30, 1995 and 1996 has been audited by Price Waterhouse LLP, the Fund's Independent Accountants, whose report therein is included in the Fund's 1996 Annual Report to Shareholders and is incorporated by reference into the Statement of Additional Information ("SAI"). The Financial Highlights should be read in conjunction with the financial statements and notes thereto included in the Annual Report. The SAI and the Annual Report may be obtained without charge.

                                       YEAR ENDED JUNE 30,    PERIOD ENDING
                                       --------------------     JUNE 30,
                                         1996       1995         1994(A)
                                       ---------  ---------   -------------
Per Share Operating Performance:
  Net asset value, beginning of
     period..........................  $    6.67       7.75         9.92
                                       ---------  ---------   -------------
  Net investment income(b)...........        .08        .10          .04
  Net realized and unrealized gain
     (loss) on investments(c)........       (.21)     (1.09)       (2.17)
                                       ---------  ---------   -------------
        Total from investment
           operations................       (.13)      (.99)       (2.13)
                                       ---------  ---------   -------------
  Less dividends and distributions:
     Dividends from net investment
        income.......................       (.08)      (.09)        (.04)
     Dividends in excess of net
        investment income(d).........       (.02)        --           --
     Distributions from net realized
        gain.........................         --         --           --
                                       ---------  ---------   -------------
        Total dividends and
           distributions.............       (.10)      (.09)        (.04)
                                       ---------  ---------   -------------
  Net asset value, end of period.....  $    6.44       6.67         7.75
                                       =========  =========   =============
Total Investment Return(e):..........      (2.07)%   (12.79)      (21.48)*
Ratios/Supplemental Data:
  Net assets, end of period (in
     thousands)......................  $  20,967     19,022        7,655
  Ratio of expenses to average net
     assets..........................       2.15 (g)   1.95        1.88(f)
  Ratio of net income to average net
     assets..........................       1.24 (g)   1.53        1.51(f)
  Portfolio turnover rate............      36.65%     53.64       13.11(f)
Average commission rate paid(h)......  $  0.0028        NA          NA

* Total Investment Return is not annualized.

                                                   (FOOTNOTES ON FOLLOWING PAGE)

                                       4

(a) For the period from February 10, 1994, effective date of original registration statement, to June 30, 1994.

(b)  Net of expense reimbursements.

(c)  Includes the effect of capital share transactions throughout the year.

(d) Distributions in excess of net investment income and net realized gains and tax returns of capital are presented in accordance with SOP 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies, which was first implemented by the Funds in fiscal 1993. Information for prior years has not been restated.

(e)  Total return does not reflect the effect of account fees.

(f) Annualized; the ratios are not necessarily indicative of twelve months of operations.

(g) Expense ratio is net of expense reimbursement or fee waivers by the Advisor. Had such reimbursements not been made, the expense ratio subject to the most restrictive state limitation would have been 2.60% and the net investment income ratio would have been 0.79%.

(h) Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions were charged. This information was not required prior to 1996.

                                       5

                    INVESTMENT OBJECTIVES AND CONSIDERATIONS

     The investment objective of the Fund is to achieve capital appreciation by investing primarily in business associations in the People's Republic of China (the "PRC" or "China"), Hong Kong, Taiwan, Korea, Singapore, Thailand and Malaysia (collectively, the "China Region"). Investment in the Fund involves a high degree of risk, and there can be no assurance that the Fund will achieve its objective. The Fund's objective is not a fundamental policy and may be changed by the Board of Trustees without shareholder approval. However, shareholders will be notified in writing at least 30 days prior to any material change in the Fund's objective. The Fund is not intended to be a complete investment program, and a prospective investor should take into account personal objectives and other investments when considering the purchase of Fund shares.

INVESTMENTS

     The Fund will invest in equity securities (listed or traded over-the-counter) of China Region companies through the Shenzhen Stock Exchange, the Shanghai Stock Exchange and the Hong Kong Stock Exchange, as well as other authorized stock exchanges in China. The Fund will also invest in the securities of companies that have business associations in China which are listed on authorized stock exchanges in the China Region.

     At least 65% of the Fund's assets will be invested in equity securities issued by China Region companies that (1) are organized under the laws of the countries within the China Region, or (2) have at least 50% of their assets in one or more China Region countries or derive at least 50% of their gross revenues or profits from providing goods or services to or from one or more China Region countries.

     There are currently two officially recognized securities exchanges in China - the Shanghai Stock Exchange which opened in December 1990 and the Shenzhen Stock Exchange which opened in July 1991. Shares traded on these Exchanges are of two types - "A" shares which can be traded only by Chinese investors and "B" shares which can be traded only by individuals and corporations not residents of China. The settlement period for "B" share trades is the same in Shenzhen and Shanghai. Settlements are effected on the third business day after the transaction. As of June 1996, seventeen companies were authorized to issue what are called "H" shares which trade in Hong Kong and may be purchased by anyone.

     The Fund will invest in both new and existing enterprises registered and operating in China. These will include wholly Chinese-owned enterprises, wholly foreign-owned enterprises and Sino-foreign joint ventures. It is not the intention of the Fund to limit its investments to Shenzhen and Shanghai alone. In addition to other provinces and municipalities, investment opportunities will also be sought in China's five Special Economic

                                       6

Zones (SEZs) and in the Economic and Technical Development Zones (ETDZs) of the fourteen coastal cities. While portfolio companies may be geographically dispersed, it is anticipated that the trading activities of the Fund in PRC securities will be focused in the authorized China securities markets and, in particular, the Hong Kong, Shenzhen and Shanghai Stock Exchanges.

     The Fund will invest primarily in securities which are listed or otherwise traded by authorized brokers and other entities and will focus its investments on equities and quasi-equity securities. Quasi-equity securities may include, for example: warrants or similar rights, other financial instruments with substantial equity characteristics, such as debt securities convertible into equity securities.

     Although the Fund expects to invest primarily in listed securities of established companies, it may, subject to local investment limitations, invest in unlisted securities of China companies and companies that have business associations in China, including investments in new and early stage companies. This may include direct equity investments. Such investments may involve a high degree of business and financial risk. Because of the absence of any trading markets for these investments, the Fund may find itself unable to liquidate such securities in a timely fashion, especially in the event of negative news regarding the specific securities or the China markets in general. Such securities could decline significantly in value prior to the Fund's being able to liquidate such securities. In addition to financial and business risks, issues whose securities are not listed will not be subject to the same disclosure requirements applicable to issuers whose securities are listed.

     The Fund will not invest more than 15% of its net assets in illiquid securities. Securities may be illiquid because they are unlisted, subject to contractual or legal restrictions on resale or due to other factors which, in the Advisor's opinion, raise a question concerning the Fund's ability to liquidate the securities in a timely and orderly fashion without substantial loss.

ADRS AND GDRS

     The Fund may also invest in sponsored or unsponsored American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs") representing shares of companies located in the China Region. ADRs are depository receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depository receipts in registered form are designed for use in the U.S. securities market, and depository receipts in bearer form are designed for use in securities markets outside the United

                                       7

States. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States; and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts. For purposes of the Fund's investment policies, the Fund's investments in depository receipts will be deemed to be investments in the underlying securities.

TEMPORARY DEFENSIVE INVESTMENT

     For temporary defensive purposes during periods which, in the Advisor's opinion, present the Fund with adverse changes in the economic, political or securities markets of the China Region, the Fund may seek to protect the capital value of the Fund's assets by temporarily investing up to 100% of its assets in:

     (1) money market instruments, deposits or such other investment grade short-term investments in the local China Region currencies as are considered appropriate at the time;

     (2) U.S. Government bills, short-term indebtedness, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or

     (3) repurchase agreements as described herein.

REPURCHASE AGREEMENTS

     The Fund may invest a portion of its assets in repurchase agreements with United States broker-dealers, banks and other financial institutions, provided the Fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities.

     In a repurchase agreement, the Fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed upon interest rate during the time of investment. All repurchase agreements must be collateralized by United States Government or government agency securities, the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause the Fund some loss if the value of the securities declined prior to liquidation. To minimize the risk of loss, the Fund will enter into repurchase agreements only with institutions and dealers which the Board of Trustees considers creditworthy.

                                       8

CLOSED-END INVESTMENT COMPANIES

     The Fund may also invest in the securities of closed-end investment companies with investment policies similar to those of the Fund, provided its investments in these securities do not exceed 3% of the total voting stock of any such closed-end investment company and do not, in the aggregate, exceed 10% of the Fund's total assets. The Fund will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

PORTFOLIO TURNOVER

     It is the policy of the Fund to seek capital appreciation. The Fund will effect portfolio transactions without regard to its holding period if, in the judgment of the Advisor, such transactions are advisable. For the year ended June 30, 1996, the Fund's portfolio turnover ratio was 36.65%.

                               SECURITIES MARKETS

CHINA

     The People's Bank of China is officially responsible for managing the stock markets, regulating all trading and settlement and approving all issues of new securities. The Shanghai and Shenzhen Stock Exchanges are highly automated with trading and settlement executed electronically.

     Considerable autonomy has been given to local offices of the State Commission of Economic System Reform in developing securities markets. They are charged with identifying suitable companies for listing based on whether the companies have: (1) products which are competitive in world markets, providing the ability to export and earn foreign currency; (2) strong management; (3) a successful history over at least five years, with profits in the last three years; and, (4) a clearly defined project requiring foreign financing to introduce new equipment or technology.

     In early 1993 the Securities Regulatory Commission was created which has many of the attributes of our United States Securities and Exchange Commission. Another control on the quality of "B" share issues is the requirement of an audit in accordance with international accounting guidelines.

     China passed its first Joint Venture Law in 1979, signaling the opening of the Chinese economy to the outside world. With the implementation of the "Open Door" policy in the 1980s, China established a number of special investment zones which offer a variety of investment incentives to foreign businesses, including preferential tax treatment. These special investment areas include: five SEZs (i.e., Shenzhen, Shantou and Zhuhai in Guangdong Province, Xiamen in Fujian Province and the entire Hainan Province); fourteen coastal cities as "open zones;" twenty-seven High and New Technology Industrial Development Zones; and the Pudong New Area in Shanghai. Establishment of these zones and other economic reform

                                       9

policies have resulted in a steady inflow of foreign investment, which boosted China's economic growth rate to an average of 10% per annum during the 1980s.

     In 1991, China approved more than 12,000 foreign invested enterprises with total contractual value of $12 billion, the highest number since the Open Door Policy started and representing an increase of 46% over 1990. In 1992 approved foreign investments in China increased dramatically to $58 billion, up 483% from 1991. In 1993 approved foreign investments in China reached $100 billion. While Hong Kong continues to be the leading source of foreign investment, investments from Taiwan, South Korea, the United States and Japan have increased significantly. With recent renewed momentum for further economic reform, foreign invested enterprises are expected to play an increasingly important role in China's economy.

     Investing in China involves risks and special considerations as discussed in the prospectus in the section entitled, "Risk Factors and Special Considerations."

HONG KONG

     Sovereignty over Hong Kong will be transferred from Great Britain to the PRC on July 1, 1997, at which time Hong Kong will become a Special Administrative Region ("SAR") of the PRC. Under the agreement providing for such transfer (known as the "Joint Declaration") and the PRC law implementing its commitments thereunder (the "Basic Law"), the current social and economic systems in Hong Kong are to remain unchanged for at least 50 years, and Hong Kong is to enjoy a high degree of autonomy except in foreign and defense affairs. The SAR will be vested with executive, legislative and judicial power. Laws currently in force, as they may be amended by the SAR Legislature, are to remain in force except to the extent they contravene the Basic Law. The PRC may not levy taxes on the SAR, the Hong Kong dollar is to remain fully convertible, and Hong Kong is to remain a free port. Under the terms of the Basic Law, Hong Kong's current social freedoms, including freedoms of speech, press, assembly, travel, and religion, are not to be affected. It is not clear how future developments in Hong Kong and China may affect the implementation of the Basic Law after the transfer of sovereignty in 1997.

     It is to be expected that the Hong Kong stock market will remain volatile in response to prevailing perceptions of political developments in China. Foreign enterprises are treated virtually the same as domestic enterprises and there are no restrictions on exchange of foreign currencies or on the repatriation of profits. Import and export licenses are easy to obtain. There are no exchange controls, investment restrictions or dividend withholding taxes. However, currently there are no laws in Hong Kong which specifically protect foreign investors against expropriation.

                                       10

     Hong Kong's economic and political integration with China will officially occur in less than one year when sovereignty over Hong Kong is transferred to China on July 1, 1997. Hong Kong's role as the gateway to China for trade is growing. Hong Kong is China's largest market, as well as its largest supplier. Hong Kong is widely acknowledged to account for a significant portion of foreign investment in China, although it is difficult to determine the portion of Hong Kong's investments attributable to Hong Kong-based subsidiaries of foreign multi-national companies.

TAIWAN

     The Taiwan Stock Exchange (the "TSE"), the sole stock exchange in Taiwan, is owned by government-controlled enterprises and private banks. In 1968, the Securities and Exchange Law was passed and, since that time, the Taiwan securities market has been regulated by the Taiwan Securities and Exchange Commission (the "TSEC") which, in turn, is supervised by the Ministry of Finance (the "MOF"). The Central Bank of China (the "CBC") is also responsible for supervising certain aspects of the Taiwan securities market.

     While, historically, foreign individual investors have not been permitted to invest directly in securities listed on the TSE, since 1990 certain foreign institutional investors have been permitted access to the Taiwan securities market. Currently, foreign institutional investors which meet certain guidelines promulgated by the TSEC and which are also approved by the TSEC, the MOF and the CBC, will be permitted to invest in TSE listed securities. However, qualifying foreign institutional investors (such as the Fund) may not own more than 5% of the shares of a company listed on the TSE, and the total foreign ownership of any listed company may not exceed 10%. In addition, the Taiwanese government prohibits foreign investment in certain industries including transportation and energy companies. Furthermore, Taiwan imposes an overall country limit on investment and requires a long-term commitment. The Fund's Management believes that over time restrictions on investments in Taiwan may ease to permit greater and more flexible investment in Taiwanese securities.

     The political reunification of China and Taiwan is a highly problematic issue that may not be settled in the near future. Taiwan's economic interaction with China can take place only through indirect channels (generally via Hong
Kong) due to the official prohibitions on direct trade between the PRC and Taiwan. Nevertheless, in fewer than four years, Taiwan has become a significant investor in China and China has become one of the largest markets for Taiwanese goods.

EXCHANGE CONTROL

     PRC currency, the Renminbi ("RNB"), is not freely convertible. The exchange rate of RNB against foreign currencies is regulated and published daily by the State Administration of Exchange Control ("SAEC"). In 1986,

                                       11

to help solve the foreign exchange problems of foreign investors, China established Foreign Exchange Adjustment Centers, commonly referred to as "swap centers," in various cities. These swap centers provide an official forum where foreign invested enterprises may, under the supervision and control of SAEC and its branch offices, engage in mutual adjustment of their foreign exchange surpluses and shortfalls. More recently, regulations have been relaxed to allow Chinese state enterprises and individuals to participate in foreign exchange swap transactions. Trading of RNB and foreign currencies at the swap centers is conducted at a rate determined by supply and demand rather than at the official exchange rate. Such market exchange rates can be highly volatile and are subject to sharp fluctuations depending on market conditions.

     The Fund may use official or market rates of exchange in connection with portfolio transactions and net asset value determinations consistent with prevailing practices in the relevant markets or locations, except that the Fund will not use any exchange rate if the effect of such use would be to restrict repatriation of assets.

     No exchange control approval is required for the Fund to acquire "B" shares listed on stock exchanges. Dividends and/or proceeds from the sale of securities purchased by the Fund in listed China companies may be remitted outside China, subject to payment of any relevant taxes and completion of the requisite formalities.

     Shanghai securities are now being quoted in U.S. dollars and Shenzhen securities are now being quoted in Hong Kong dollars.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Investing in China, Hong Kong, Taiwan and other China Region countries involves certain risks and special considerations not typically associated with investing in other more established economies or securities markets. INVESTORS SHOULD CAREFULLY CONSIDER THEIR ABILITY TO ASSUME THE FOLLOWING RISKS BEFORE MAKING AN INVESTMENT IN THE FUND. AN INVESTMENT IN SHARES OF THE FUND SHOULD BE CONSIDERED SPECULATIVE AND THUS MAY NOT BE APPROPRIATE FOR ALL INVESTORS. SINCE AN INVESTMENT IN THE FUND INVOLVES THE RISK OF TOTAL LOSS, AN INVESTMENT IN SHARES OF THE FUND SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM. Such risks include:

     (1) the risk that China remains a totalitarian society and changes regarding foreign investment in China may be imposed without notice. In this event, the Fund's assets would be exposed to nationalization, expropriation, or confiscatory taxation;

     (2) the fact that China Region securities markets are substantially smaller, less liquid and more volatile than the securities markets of more

                                       12

developed nations. Foreigners can only invest in "B" shares, and there are currently a very limited number of China companies that issue "B" shares. The relatively small market capitalization and trading volume of China Region securities may cause the Fund's investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations. In particular, China's markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms which are inherent in the markets of more developed nations may lead to turmoil in the market place, as well as the inability of the Fund to liquidate its investments;

     (3) greater social, economic and political uncertainty (including the risk of war);

     (4) dependency on exports and corresponding importance of international trade;

     (5) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China;

     (6) currency exchange rate fluctuations and the lack of available currency hedging instruments;

     (7) higher rates of inflation;

     (8) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for United States dollars;

     (9) greater governmental involvement in and control over the economy;

     (10) the risk that the China government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the completely centrally planned economy that existed prior to 1978;

     (11) the fact that China companies may be smaller, less seasoned and newly organized;

     (12) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China;

     (13) the fact that the securities of many companies may trade at prices substantially above book value, at high price/earnings ratios, or at prices which do not reflect traditional measures of value;

     (14) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies;

     (15) less extensive regulation of the securities markets;

                                       13

     (16) certain considerations regarding the maintenance of Fund portfolio securities and cash with foreign subcustodians and securities depositories;

     (17) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries;

     (18) the fact that following the establishment of the People's Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China's predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the China government will not take similar action in the future;

     (19) the fact that stock corporations are a relatively new concept in China. China does not have a well developed, consolidated body of securities laws or laws governing corporations or joint stock companies. Laws regarding fiduciary duties of officers and directors and the protection of investors are in the early stages of development and existing laws do not cover all contingencies;

     (20) the risk that the Fund may be subject to income or withholding taxes imposed by China, Hong Kong, Taiwan, or other foreign governments. The Fund intends to elect, and when eligible, to "pass through" to the Fund's shareholders the amount of foreign income tax and similar taxes paid by the Fund. The foreign taxes passed through to a shareholder would be included in the shareholder's income and may be claimed as a deduction or credit. Other taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit or be eligible to be passed through to the shareholders; or

     (21) the fact that the Fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks, although these strategies cannot at the present time be used to a significant extent by the Fund in the markets in which the Fund will principally invest.

                        ADDITIONAL INVESTMENT PRACTICES

BORROWING

     As a fundamental policy which cannot be changed without a vote by shareholders, the Fund may borrow from a bank up to a limit of 5% of its total assets for temporary or emergency purposes; and, it may borrow up to 33 1/3% of its total assets (reduced by the amount of all liabilities and indebtedness other than such borrowings) when deemed desirable or appropriate to meet redemption requests. Such borrowing is intended only as a temporary solution until securities can be sold in an orderly fashion. To the extent that the Fund borrows money prior to selling securities, the Fund may be leveraged. At such times, the Fund may appreciate or depreciate in

                                       14

value more rapidly than an unleveraged portfolio. The Fund will repay any money borrowed in excess of 5% of the value of its total assets prior to purchasing additional portfolio securities.

LENDING OF PORTFOLIO SECURITIES

     The Fund may lend securities to broker-dealers or institutional investors for their use in connection with short sales, arbitrages and other securities transactions. This is a fundamental policy which cannot be changed without a vote by shareholders. The Fund will not lend portfolio securities unless the loan is secured by collateral (consisting of any combination of cash, United States Government securities or irrevocable letters of credit) in an amount at least equal (on a daily mark-to-market basis) to the current market value of the securities loaned. In the event of a bankruptcy or breach of agreement by the borrower of the securities, the Fund could experience delays and costs in recovering the securities loaned. The Fund will not enter into securities lending agreements unless its custodian bank/lending agent will fully indemnify the Fund against loss due to borrower default. The Fund may not lend securities with an aggregate market value of more than one-third of the Fund's total net assets.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will restrict liquid securities in an amount at least equal in value to the Fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

PORTFOLIO CONCENTRATION

     As a fundamental policy which cannot be changed without a vote of shareholders, the Fund will not invest more than 25% of its total assets in securities issued by any single industry or government (other than obligations issued or guaranteed by the United States Government or any of its agencies or instrumentalities).

                                       15

PORTFOLIO DIVERSIFICATION

     The Fund will not purchase the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or any of its agencies or instrumentalities) if, with respect to 75% of its total assets and as a result of such purchase (a) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, or
(b) the Fund would hold more than 10% of the outstanding voting securities of such issuer.

                         FUTURES CONTRACTS AND OPTIONS

     For hedging purposes only, the Fund may sell financial futures contracts, sell call options and purchase put options. Currently there is not a well developed market for futures contracts and options on equity securities traded in the China Region and the Advisor does not expect to make extensive use of such futures contracts and options until a liquid market develops. However, there are well developed markets for futures contracts and options on foreign currencies which the Advisor expects to use. The Advisor is not obligated to make use of either futures contracts or options. See "Foreign Currency Transactions" in the Statement of Additional Information.

FUTURES CONTRACTS

     The Fund may sell financial futures contracts to hedge its portfolio against a decline in the market price of securities which it owns or to defend the portfolio against currency fluctuations. A financial futures contract is an agreement between two parties to buy or sell a specified security at a set price on a set future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a set future date.

     When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with applicable law. See "Segregated Assets and Covered Portfolios" in the Statement of Additional Information.

SELLING (OR WRITING) COVERED CALL OPTIONS

     The Fund may sell (or write) covered call options on individual portfolio securities or on futures contracts (described above). A call option gives the buyer of the option, upon payment of a premium, the right to call

                                       16

upon the writer to deliver a security on or before a fixed date at a predetermined price, referred to as the "strike price." If the price of the hedged security or futures contract should fall or remain below the strike price, the Fund will not be called upon to deliver the security or make a cash payment and the Fund will retain the premium received for the option as additional income. This additional income may offset any decline in the value of the security or futures contract up to the amount of premium received. If the price of the hedged security or futures contract rises or remains above the strike price of the option, the Fund will generally be called upon to deliver the security or make a cash payment. This will prevent the Fund from benefiting from any gain on the security or futures contract. See "Segregated Assets and Covered Positions" in the Statement of Additional Information.

BUYING PUT OPTIONS

     The Fund may purchase put options on individual portfolio securities or on futures contracts (described above). A put option gives the buyer of the option, upon payment of a premium, the right to sell a security or futures contract to the writer of the option on or before a fixed date at a predetermined price. The Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security or futures contract declines by an amount in excess of the premium paid. The Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security or futures contract increases or does not decrease by more than the premium.

CLOSING TRANSACTIONS

     The Fund may dispose of an option written by the Fund by entering into a "closing purchase transaction" for an identical option and may dispose of an option purchased by the Fund by entering into a "closing sale transaction" for an identical option. In each case, the closing transaction will have the effect of terminating the rights of the option holder and the obligations of the option purchaser and will result in a gain or loss to the Fund based upon the relative amount of the premiums paid or received for the original option and the closing transaction. The Fund may sell (or write) put options solely for the purpose of entering into closing sale transactions.

LIMITATIONS

     The Fund will purchase and sell only options that are listed on a securities exchange. The Fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased and written by the Fund would exceed 5% of the Fund's total assets. The Fund will not write any call options if, immediately thereafter, the aggregate value of the Fund's securities subject to outstanding call options would exceed 25% of the value of the Fund's total assets.

                                       17

                             HOW TO PURCHASE SHARES

     The minimum initial investment is $1,000 for regular accounts or $50 for custodial accounts for minors. The minimum subsequent investment is $50. The minimum initial investment for persons enrolled in ABC Investment Plan (Registered Trademark) is $100, and the minimum subsequent investment pursuant to such a plan is $30 or more per month per account. There is no minimum purchase for retirement plan accounts, including IRAs, administered by the Advisor or its agents and affiliates.

YOU MAY INVEST IN THE FOLLOWING WAYS:

BY MAIL

     Send your application and check or money order, made payable to the Fund, to P.O. Box 781234, San Antonio, Texas 78278-1234.

     When making subsequent investments, enclose your check with the return remittance portion of your confirmation statement or indicate on your check or a separate piece of paper your name, address and account number and mail to the address mentioned above. Do not use the remittance portion of your confirmation statement for a different fund as it is pre-coded. This may cause your investment to be invested into the wrong fund. If you wish to purchase shares in more than one fund, send a separate check or money order for each fund. Third party checks will not be accepted; and the Trust reserves the right to refuse to accept second party checks.

BY TELEPHONE

     Once your account is open, you may make investments by telephone by calling 1-800-US-FUNDS (1-800-873-8637). Investments by telephone are not available in money market funds or any retirement account administered by the Advisor or its agents. The maximum telephone purchase is ten times the value of the shares owned, calculated at the last available net asset value. Payment for shares purchased by telephone is due within seven business days after the date of the transaction. You cannot exchange shares purchased by telephone until after the payment has been received and accepted by the Trust.

BY WIRE

     You may make your initial or subsequent investments in United Services Funds by wiring funds. To do so, call United Services Funds for a confirmation number and wiring instructions.

BY ABC INVESTMENT PLAN (Registered Trademark)

     The ABC Investment Plan (Registered Trademark) (Automatically Building Capital) is offered as a special service allowing you to build a position in any of the United Services family of funds over time without trying to outguess the market. Once your account is open, you may make investments automatically by completing the ABC Investment Plan (Registered Trademark) form authorizing United Services Funds to draw on your money market or bank account monthly for

                                       18

a minimum of $30 a month beginning within thirty (30) days after the account is opened. These lower minimums are a special service bringing to small investors the benefits of United Services Funds without requiring a $1,000 minimum initial investment.

     Your investment dollars will automatically buy more shares when the market is undervalued and fewer shares when the market is overvalued. By investing an equal amount at regular, periodic intervals, you avoid the extremes in the market. Of course, using the ABC Investment Plan (Registered Trademark) does not guarantee a profit. If you sell at the bottom, no system will give you a gain.

     You may call 1-800-873-8637 to open a treasury money market fund or you could inquire at your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment or discontinue the Plan any time by letter received by United Services Funds at least two weeks before the change is to become effective.

ADDITIONAL INFORMATION ABOUT PURCHASES

     All purchases of shares are subject to acceptance by the Trust and are not binding until accepted. United Services Funds reserves the right to reject any application or investment. Orders received by the Fund's transfer agent or a sub-agent before 4:00 p.m. Eastern Time, Monday through Friday exclusive of business holidays, and accepted by the Fund will receive the share price next computed after receipt of the order. In the event that the NYSE and other financial markets close earlier, as on the eve of a holiday, orders will become effective earlier in the day at the close of trading on the NYSE.

     If your telephone order to purchase shares is canceled due to nonpayment or late payment (whether or not your check has been processed by the Fund), you will be responsible for any loss incurred by the Trust by reason of such cancellation.

     If a check is returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20 and you will be responsible for any loss incurred by the Trust with respect to cancelling the purchase.

     To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any affiliated funds already owned by any purchaser whose order is canceled, for whatever reason, and such purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

     United Services Funds charges no sales commissions or "loads" of any kind. However, investors may purchase and sell shares through registered broker-dealers who may charge fees for their services.

                                       19

     CHECKS DRAWN ON FOREIGN BANKS. To be received in good order, an investment must be made in U.S. dollars payable through a bank in the U.S. As an accommodation, the Fund's transfer agent may accept checks payable in a foreign currency or drawn on a foreign bank and will attempt to convert such checks into U.S. dollars and repatriate such amount to the Fund's account in the U.S. Your investment in the Fund will not be considered to have been received in good order until your foreign check has been converted into U.S. dollars and is available to the Fund through a bank in the U.S. Your investment in the Fund may be delayed until your foreign check has been converted into U.S. dollars and cleared the normal collection process. Any amounts charged to the Fund for collection procedures will be deducted from the amount invested.

     If the Trust incurs a charge for locating a shareholder without a current address, such charge will be passed through to the shareholder.

TAX IDENTIFICATION NUMBER

     The Fund is required by Federal law to withhold and remit to the United States Treasury a portion of the dividends, capital gain distributions and proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who underreports dividend or interest income or who fails to provide certification of tax identification number. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Transfer Agent, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

     Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In addition, the Fund assesses a $50 administrative fee if the taxpayer identification number is not provided by year end.

CERTIFICATES

     When you open your account, United Services Funds will send you a confirmation statement, which will be your evidence that you have opened an account with United Services Funds. The confirmation statement is nonnegotiable, so if it is lost or destroyed, you will not be required to buy a lost instrument bond or be subject to other expense or trouble, as you would with a negotiable stock certificate. At your written request, United Services Funds will issue negotiable stock certificates. Unless your shares are purchased with wired funds, a certificate will not be issued until 15 days have elapsed from the time of purchase, or United Services Funds has satisfactory proof of payment, such as a copy of your canceled check. Negotiable certificates will not be issued for fewer than 100 shares.

                                       20

                             HOW TO EXCHANGE SHARES

     You have the privilege of exchanging into any of the other funds in the United Services family of funds which are registered in your state. An exchange involves the redemption (sale) of shares of one fund and purchase of shares of another fund at the respective closing net asset value and is a taxable transaction.

FUNDS IN THE UNITED SERVICES FAMILY

     Investing involves a trade-off between potential rewards and potential risks. In order to achieve higher rewards on your investment, you must be willing to take on higher risk. If you are most concerned with safety of principal, a lower risk investment will provide greater stability but with lower potential earnings. Another strategy for dealing with volatile markets is to use the ABC Investment Plan (Registered Trademark). The list below is a reward and risk guide to all of the mutual funds in the United Services family of funds. This guide may help you decide if a fund is suitable for your investment goals.


                    HIGH REWARD China Region Opportunity Fund
                      HIGH RISK U.S. Gold Shares Fund
                                U.S. World Gold Fund
                                U.S. Global Resources Fund
                                Bonnel Growth Fund
                                U.S. Real Estate Fund
                MODERATE REWARD U.S. All American Equity Fund
                  MODERATE RISK U.S. Income Fund
                                U.S. Tax Free Fund
                                United Services Near-Term
                                 Tax Free Fund
                                United Services Intermediate
                                 Treasury Fund
                     LOW REWARD U.S. Government Securities
                                 Savings Fund
                       LOW RISK U.S. Treasury Securities Cash Fund

     If you have additional questions, one of our professional investor representatives will personally assist you. Call 1-800-US-FUNDS.

BY TELEPHONE

     You will automatically have the privilege to direct United Services Funds to exchange your shares by calling toll free 1-800-US-FUNDS (1-800-873-8637). In connection with such exchanges neither the Fund nor the Transfer Agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The shareholder, as a result of this policy, will bear the risk of loss. The Fund and/or its Transfer Agent will, however, employ reasonable procedures to confirm that instructions

                                       21

communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmations and tape recording conversations); and if either party does not, it may be liable for losses due to unauthorized or fraudulent transactions.

BY MAIL

     You may direct United Services Funds in writing to exchange your shares between identically registered accounts. The request must be signed exactly as the name appears in the registration. (Read "Additional Information About Exchanges.")

ADDITIONAL INFORMATION ABOUT EXCHANGES

     (1) There is a $5 charge, which is paid to United Shareholder Services, Inc. ("USSI" or the "Transfer Agent"), for each exchange out of any fund account. Retirement accounts administered by the Advisor or its agents are charged $5 for each exchange exceeding three per quarter. The exchange fee is charged to cover administrative costs associated with handling these exchanges.

     (2) An exchange involves both the redemption of shares out of the Fund and the purchase of shares in a "Separate Fund." Like any other purchase, shares of the Separate Fund cannot be purchased by exchange until all conditions of purchase are met, including investable proceeds being immediately available. Like any other redemption, the Fund reserves the right to hold exchange proceeds for up to seven days. In general, the Fund expects to exercise this right on exchanges of $50,000 or more. In such event, purchase of the Separate Fund shares will be delayed until proceeds from the redemption are invested. Separate Fund shares will be priced at their net asset value at the time of purchase. During the period after redemption and prior to purchase, you will not be invested in either the Fund or the Separate Fund. You will be notified immediately if the purchase of Separate Fund shares will be delayed.

     (3) If the shares you wish to exchange are represented by a negotiable stock certificate, the certificate must be returned before the exchange can be effected.

     (4) Shares may not be exchanged unless you have furnished United Services Funds with your tax identification number, certified as prescribed by the Internal Revenue Code and Regulations, and the exchange is to an account with like registration and tax identification number. (See "Tax Identification Number.")

     (5) Exchanges out of United Services Funds' equity funds of shares held less than 180 days are subject to the redemption fee. (See "Redemption Fee Paid to Fund.")

     (6) The exchange privilege may be terminated at any time. The exchange fee and other terms of the privilege are subject to change.

                                       22

                              HOW TO REDEEM SHARES

     You may redeem any or all of your shares at will. Redemption requests received in proper order by the Fund's transfer agent or a sub-agent before 4:00 p.m. Eastern Time, Monday through Friday exclusive of business holidays will receive the share price next computed after receipt of the request.

BY MAIL

     Your written request for redemption, to be in "proper order," requires delivery to the Transfer Agent of:

     (1) a written request for redemption signed by each registered owner exactly as the shares are registered, the account number and the number of shares or the dollar amount to be redeemed;

     (2) negotiable stock certificates for any shares to be redeemed for which certificates have been issued;

     (3) signature guarantees when required; and,

     (4) such additional documents as are customarily required to evidence the authority of persons effecting redemptions on behalf of corporations, executors, trustees, and other fiduciaries. Redemptions will not become effective until all documents, in the form required, have been received by the Transfer Agent. (Read "Additional Information About Redemptions.")

HOW TO EXPEDITE REDEMPTIONS

     To redeem your Fund shares by telephone, you may call the Fund and direct an exchange out of the Fund into an identically registered account in a United Services treasury money market fund ($1,000 minimum initial investment). You may then write a check against your treasury money market fund account. See "How to Exchange Shares" for a description of exchanges, including the $5 exchange fee. Call 1-800-873-8637 for more information concerning telephone redemption and a treasury money market fund prospectus.

SPECIAL REDEMPTION ARRANGEMENTS

     Special arrangements may be made by institutional investors, or on behalf of accounts established by brokers, advisers, banks or similar institutions, to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call the Trust at 1-800-873-8637. Telephone redemptions are available for Chairman's Circle accounts.

SIGNATURE GUARANTEE

     Redemptions in excess of $15,000 currently require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other

                                       23

than the registered owner of the shares to be redeemed or if proceeds are to be mailed to an address other than the registered address of record. When a signature guarantee is required, each signature must be guaranteed by: (a) a federally insured bank or thrift institution; (b) a broker or dealer (general securities, municipal, or government) or clearing agency registered with the U.S. Securities and Exchange Commission that maintains net capital of at least $100,000; or (c) a national securities exchange or national securities association. The guarantee must: (i) include the statement "Signature(s) Guaranteed"; (ii) be signed in the name of the guarantor by an authorized person, including the person's printed name and position with guarantor, and
(iii) include a recital that the guarantor is federally insured, maintains the requisite net capital or is a national securities exchange or association. Shareholders living abroad may acknowledge their signatures before a U.S. consular officer. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments (e.g., legal officers and adjutants).

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

BY MAIL

     If your redemption check is mailed, it is usually mailed within 48 hours; however, the Fund reserves the right to hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared, which may take up to seven days. You may avoid this requirement by investing by bank wire (Federal funds). Redemption checks may be delayed if you have changed your address in the last 30 days. Please notify the Fund promptly in writing, or by telephone, of any change of address.

BY WIRE

     You may authorize the Fund to transmit redemption proceeds by wire, provided you send written wiring instructions with a signature guarantee at the time of redemption. Proceeds from your redemption will usually be transmitted on the first business day following the redemption. However, the Trust reserves the right to hold redemptions for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed or wired until the purchase check has cleared, which may take up to seven days. There is a $10 charge to cover the wire, which is deducted from redemption proceeds. International wire charges will be higher.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

     The redemption price may be more or less than your cost, depending on the net asset value of the Fund's portfolio next determined after your request is received.

                                       24

     A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS Form W4-P and a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax.

     The Trust has the authority to redeem existing accounts and to refuse a potential account the privilege of having an account in the Trust if the Trust reasonably determines that the failure to so redeem, or to so prohibit, would have a material adverse consequence to the Trust and its shareholders. The power to redeem existing accounts will be exercised in light of the Trustees' fiduciary duties and in conformance with Massachusetts law. The Trust will not redeem an existing account solely to prevent the legitimate exercise of a shareholder's rights.

     Although the Fund normally expects to make payments in cash, the Fund reserves the right, subject to compliance with applicable regulations, to require shareholders to accept as redemption proceeds securities held in the Fund's portfolio. The Fund will only exercise this right if it is required under the Investment Company Act of 1940 to redeem shares and if the Fund is unable to liquidate securities in its portfolio due to an inability to access the market in which they trade. In that case it is likely that the shareholder would also be unable to convert such securities into cash. The shareholder could incur brokerage or other charges in converting the securities to cash. The Fund will at all times endeavor to treat shareholders in a fair manner and to give each shareholder as much as possible a proportionate distribution of the various securities held in the Fund. Such may not be possible in light of laws and restrictions in force in the country or countries where such shares were issued.

REDEMPTION FEE PAID TO FUND

     A redemption fee of 1% of the value of shares redeemed or exchanged will be assessed to shareholders who redeem or exchange shares of the Fund held less than 180 calendar days. The redemption fee will be paid to the Fund to benefit remaining shareholders by protecting them against expenses due to excessive trading. Excessive short-term trading has an adverse impact on effective portfolio management as well as on Fund expenses. The Fund has reserved the right to refuse investments from shareholders who engage in short-term trading that may be disruptive to the Fund.

ACCOUNT CLOSING FEE

     In order to reduce Fund expenses, an account closing fee of $10 will be assessed to shareholders who redeem all shares in their Fund account and direct that redemption proceeds be delivered to them by mail or wire. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate to redeeming shareholders a more equitable portion of

                                       25

the Transfer Agent's fee, including the cost of tax reporting which is based upon the number of shareholder accounts. The account closing fee does not apply to exchanges between the funds of United Services family of funds nor will it be imposed on any account involuntarily redeemed.

SMALL ACCOUNTS

     Fund accounts which fall, for any reason other than market fluctuations, below $1,000 at any time during a month will be subject to a small account charge of $5 for that month. The charge will first be deducted from dividend and distribution amounts to be paid during the month. If dividends and distributions are insufficient, then sufficient shares will be involuntarily redeemed from an account to make up the difference. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate the costs of maintaining shareholder accounts more equitably among shareholders.

     As a special service for small investors, active ABC Investment Plan (Registered Trademark) accounts, custodial accounts for minors, and retirement plan accounts administered by the Advisor or its agents and affiliates will not be subject to the small account charge.

     In order to reduce expenses of the Fund, the Trust may involuntarily redeem all shares in any shareholder account, other than active ABC Investment Plan (Registered Trademark) accounts, custodial accounts for minors, and retirement plan accounts, if, for a period of more than three months, the account has a net asset value of $500 or less and the reduction in value is not due to market fluctuations. If the Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety (90) days of the notice. No account closing fee or redemption fee will be charged to investors whose accounts are closed under this redemption provision.

CONFIRMATION STATEMENTS

     Shareholders normally will receive a confirmation statement after each transaction (purchase, redemption, dividend, etc.) showing activity in the account. If you have no transactions, you will receive an annual statement only.

OTHER SERVICES

     The Trust has available a number of plans and services to meet the special needs of certain investors. Plans available include:

     (1) payroll deduction plans, including military allotments;

     (2) custodial accounts for minors;

                                       26

     (3) a flexible, systematic withdrawal plan; and

     (4) various retirement plans such as IRA, 403(b)(7), 401(k) and employer-adopted defined contribution (profit sharing) plans.

     Application forms and brochures describing these plans and services can be obtained from the Transfer Agent by calling 1-800-US-FUNDS (1-800-873-8637).

     There is an annual charge for each retirement plan fund account with respect to which Security Trust & Financial Company ("ST&FC"), a wholly-owned subsidiary of the Advisor, acts as custodian (for example, $10 for IRAs and $15 for SEP/IRAs, 403(b)(7)s, profit sharing and other such accounts). If this administrative charge is not paid separately prior to the last business day of a calendar year or prior to a total redemption or exchange, it will be deducted from the shareholder's account.

SHAREHOLDER SERVICES

     United Shareholder Services, Inc. ("USSI" or "Transfer Agent"), a wholly-owned subsidiary of the Advisor, acts as transfer and dividend paying agent for all fund accounts. Simply write or call 1-800-US-FUNDS for prompt service on any questions about your account.

24-HOUR ACCOUNT INFORMATION

     Shareholders can also access 24 hours a day current information on yields, share prices, latest dividends, account balances, deposits and redemptions. Just call 1-800-US-FUNDS and press the appropriate codes into your touch-tone phone.

                             HOW SHARES ARE VALUED

     Shares of the Fund are purchased or redeemed, on a continuing basis without a sales charge, at their next determined net asset value per share. The net asset value per share of the Fund is calculated separately by USSI. Net asset value per share is determined and orders become effective as of 4:00 p.m. Eastern Time, Monday through Friday, exclusive of business holidays on which the NYSE is closed, by dividing the aggregate net assets of the Fund by the total number of shares of the Fund outstanding. In the event that the NYSE and other financial markets close earlier, as on the eve of a holiday, the net asset value per share will be determined earlier in the day at the close of trading on the NYSE.

     Valuation shall be calculated in U.S. dollars. Securities quoted in other currencies will be converted to U.S. dollars using the exchange rate then in effect in the principal market in which the relevant securities are traded. A portfolio security listed or traded on an international market, either on an exchange or over-the-counter, is valued at the last reported sales price prior to the time when assets are valued. A portfolio security listed or traded in the domestic market, either on an exchange or over-the-counter, is valued at

                                       27

the latest reported sale price prior to the time when assets are valued; and, lacking any sales on that day, the security is valued at the mean between the last reported bid and ask prices.

     When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Board of Trustees.

     Portfolio securities which are traded on more than one market are valued according to the broadest and most representative market. Prices used to value portfolio securities are monitored to ensure that they represent current market values. If the price of a portfolio security is determined to be materially different from its current market value, then such security will be valued at fair value as determined by Management and approved in good faith by the Board of Trustees.

     Debt securities with maturities of 60 days or less at the time of purchase are valued on the basis of the amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                              DIVIDENDS AND TAXES

UNITED STATES TAXES

     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By complying with the applicable provisions of the Code, the Fund will not be subject to Federal income tax on its net investment income and capital gain net income that are distributed to shareholders.

     All income dividends and capital gain distributions are normally reinvested, without charge, in additional full and fractional shares of the Fund. Alternatively, investors may choose: (1) automatic reinvestment of capital gain distributions in Fund shares and payment of income dividends in cash; (2) payment of capital gain distributions in cash and automatic reinvestment of dividends in Fund shares; or (3) all income dividend and capital gain distributions paid in cash. The share price of the reinvestment will be the net asset value of the Fund shares computed at the close of business on the date the dividend or distribution is paid. Dividend checks returned to the Fund as being undeliverable and dividend checks not cashed after 180 days will automatically be reinvested at the price of the Fund on the day returned or on or about the 181st day and the distribution option will be changed to "reinvest."

     At the time of purchase, the share price of the Fund may reflect undistributed income, capital gains or unrealized appreciation of securities.

                                       28

Any dividend or capital gain distribution paid to a shareholder shortly after a purchase of shares will reduce the per share net asset value by the amount of the distribution. Although in effect a return of capital to the shareholder, these distributions are fully taxable.

     The Fund expects to distribute substantially all of its net investment income, if any, and any net realized capital gains at least once each year.

     The Fund is subject to a nondeductible 4 percent excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gains net of capital losses. The Fund intends to make such distributions as may be necessary to avoid this excise tax.

     Dividends from taxable net investment income and distributions of net short-term capital gains paid by the Fund are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of these dividends may qualify for the 70 percent dividends received deduction available to corporations. Distributions of net capital gains will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his shares.

     Each January, the Fund will report to its shareholders the Federal tax status of dividends and distributions paid or declared by the Fund during the preceding calendar year. This statement will also indicate whether and to what extent distributions qualify for the 70 percent dividends received deduction available to corporations.

     There is a possibility that China exchange control regulations may restrict or limit the ability of the Fund to distribute net investment income or the proceeds from the sale of its investments to its shareholders. Any such restrictions or limitations could impact the Fund's ability to meet the distribution requirements described above.

     If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for U.S. Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. The Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a "passive foreign investment company" and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income

                                       29

and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the distribution requirements described above even if the Fund did not receive any income to distribute.

CURRENCY FLUCTUATIONS - "SECTION 988" GAINS OR LOSSES

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section
988" gains or losses, increase or decrease the amount of the Fund's net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any distributions made by the Fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, they will be treated as a gain from the sale of shares. As discussed below, certain gains or losses with respect to forward foreign currency contracts, over-the-counter options or foreign currencies and certain options graded on foreign exchanges will also be treated as section 988 gains or losses.

     Forward currency contracts and certain options entered into by the Fund may create "straddles" for U.S. Federal income tax purposes and this may affect the character of gains or losses realized by the Fund on forward currency contracts or on the underlying securities and cause losses to be deferred. Transactions in forward currency contracts may also result in the loss of the holding period of underlying securities for purposes of the 30% of gross income test. The Fund may also be required to "mark-to-market" certain positions in its portfolio (i.e., treat them as if they were sold at year end). This could cause the Fund to recognize income without having the cash to meet the distribution requirements.

FOREIGN TAXES

     Income received by the Fund from sources within China and any other countries in which the issuers of securities purchased by the Fund are

                                       30

located may be subject to withholding and other taxes imposed by such countries.

     If the Fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the Fund expects to meet the requirements of the Code for "passing-through" to its shareholders such foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible for, and intends to file, an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of such foreign income and withholding taxes paid by the Fund. Pursuant to this election a shareholder will be required to:
(1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the Fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country; and
(b) the portion of dividends that represents income derived from sources within each such country.

     The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation which is applied separately to "passive income," which includes, among other types of income, dividends and interest.

     The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

     The foregoing discussion relates only to generally applicable Federal income tax provisions in effect as of the date of this Prospectus. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities.

                                   THE TRUST

     United Services Funds (the "Trust") is an open-end management investment company, consisting of numerous separate, diversified portfolios, each of which has its own investment objectives and policies. The portfolios are designed to serve a wide range of investor needs.

                                       31

     The Trust was formed on July 31, 1984 as a "business trust" under the laws of the Commonwealth of Massachusetts. It is a "series" company which is authorized to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any series into classes. Shares of numerous series have been authorized. The Board of Trustees of the Trust has the power to create additional series, or divide existing series into two or more classes, at any time, without a vote of shareholders of the Trust.

     Under the Trust's First Amended and Restated Master Trust Agreement (the "Master Trust Agreement"), no annual or regular meeting of shareholders is required, although the Trustees may authorize special meetings from time to time. Under the terms of the Master Trust Agreement, the Trustees will be a self-perpetuating body and will continue their positions until they resign, die or are removed by a written instrument signed by a least two-thirds of the Trustees, by vote of shareholders holding not less than two-thirds of the shares then outstanding of the Trust cast at any meeting called for that purpose, or by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding.

     On any matter submitted to shareholders, shares of each portfolio entitle their holder to one vote per share, irrespective of the relative net asset values of each portfolio's shares. On matters affecting an individual portfolio, a separate vote of shareholders of the portfolio is required. Each portfolio's shares are fully paid and non-assessable by the Trust, have no preemptive or subscription rights, and are fully transferable, with no conversion rights.

                             MANAGEMENT OF THE FUND

TRUSTEES

     The business affairs of the Fund are managed by the Trust's Board of Trustees. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers and select the Trustees to serve as executive and audit committee members.

THE INVESTMENT ADVISOR

     U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, under an investment advisory agreement with the Trust dated October 26, 1989, furnishes investment advice and is responsible for overall management of the Trust's business affairs. Frank E. Holmes, Chief Executive Officer and Chairman of the Board of Directors of the Advisor, as well as President and Trustee of the Trust, has since October 1989, owned more than 25% of the voting stock of the Advisor and is its controlling person. The Advisor was organized in 1968.

     The Advisor provides to the Trust, and to each of the portfolios within the Trust, management and investment advisory services. The Advisor

                                       32

furnishes an investment program for each of the Funds, determines, subject to the overall supervision and review of the Board of Trustees of the Trust, what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of each of the Funds. Mr. Bin Shi is responsible for the day-to-day management of the Fund's portfolio. Mr. Shi has been the portfolio manager since January, 1996. A native of Shanghai, China, Mr. Shi joined the Advisor in January of 1994 to assist the investment division by providing fundamental stock analysis for the China Fund. Prior to his association with USGI, Mr. Shi earned a masters degree with a concentration in finance and accounting from Tulane University. Mr. Shi is also a graduate of the prestigious Fudan University in Shanghai, China.

     The Advisor provides the Trust with office space, facilities and business equipment and provides the services of executive and clerical personnel for administering the affairs of the Trust. The Advisor pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes.

     Notwithstanding the following description of fees and other expenses, the Advisor has voluntarily guaranteed that Total Fund Operating Expenses (as a percentage of net assets) for the China Region Opportunity Fund will not exceed 2.25% on an annualized basis through June 30, 1997 and until such later date as the Advisor determines.

     The Advisory Agreement with the Trust provides for the Fund to pay the Advisor a management fee equal to 1.25% of the Fund's average net assets ( 1/12 of 1.25% monthly). While this management fee is higher than that of most other mutual funds, it is comparable to management fees charged by other mutual funds with similar investment policies. For the year ended June 30, 1996, the Fund paid the Advisor 0.31% of average net assets due to the Advisor's guarantee.

     The Advisor may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client Fund shares.

     The Transfer Agency Agreement with the Trust provides for each Fund to pay USSI an annual fee of $23.00 per account ( 1/12 of $23.00 monthly). In connection with obtaining and/or providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with the Transfer Agent, each Fund shall pay to the Transfer Agent a monthly fee equal to one-twelfth ( 1/12) of 12.5 basis points (.00125) of the value of the shares of the Funds held in

                                       33

accounts at the institutions, which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding Trust share at the institution. These fees cover the usual transfer agency functions. In addition, the Fund bears certain other Transfer Agent expenses such as the costs of record retention and postage, plus the telephone and line charges (including the toll-free 800 service) used by shareholders to contact the Transfer Agent. For the year ended June 30, 1996, the Fund paid USSI a total of $110,732 for transfer agency, lockbox and printing fees due USSI.

     USSI performs bookkeeping and accounting services, and determines the daily net asset value for the Fund. Bookkeeping and accounting services are provided to the Fund for an asset based fee of 0.05% of the first $150 million average net assets, 0.04% of the next $150 million average net assets, 0.03% of the next $200 million average net assets, 0.02% of the next $250 million average net assets and 0.01% of average net assets in excess of $750 million - subject to an annual minimum fee of $28,000. For the year ended June 30, 1996, the Fund paid USSI a total of $28,000 for portfolio accounting services.

     Additionally, the Advisor is reimbursed certain costs for in-house legal services pertaining to the Fund, which reimbursement is subject to the Advisor's assumption of expenses for the Fund.

     The Trust pays all other expenses for its operations and activities. The Fund pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any shareholder servicing agents, custodian fees, legal and auditors' expenses, brokerage commissions for portfolio transactions, the advisory fee, extraordinary expenses, expenses of shareholder and Trustee meetings, and expenses for preparing, printing, and mailing proxy statements, reports and other communications to shareholders, and expenses of registering and qualifying shares for sale, among others.

                            PERFORMANCE INFORMATION

     From time to time, in advertisements or in reports to shareholders or prospective shareholders, the Fund may compare its performance, either in terms of its yield, total return or its yield and total return, to that of other mutual funds with similar investment objectives and to stock or other indices as reported in various periodicals. Performance comparisons should not be considered as representative of the future performance of the Fund.

     The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return for differing

                                       34

periods computed in the same manner but without annualizing the total return.

     The Fund's "yield" refers to the income generated by an investment in the Fund over a 30-day (or one month) period (which period will be stated in the advertisement). Yield is computed by dividing the net investment income per share earned during the most recent calendar month by the maximum offering price per share on the last day of such month. This income is then "annualized."
That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio and all recurring charges are recognized.

     The standard total return and yield results do not take into account recurring and nonrecurring charges which are billed directly to shareholders. Such charges include: 1% redemption fee, $5 administrative exchange fee, $10 account closing fee, and $5 per month small account fee. These charges have a greater proportional impact on smaller accounts than on larger accounts. Therefore, the effective standard total return and yield results experienced by any given shareholder may be less than the return or yield advertised due to these charges.

                                       35

                              UNITED SERVICES FUNDS

                          SHARES OF ALL FUNDS ARE SOLD
                           AT NET ASSET VALUE WITHOUT
                                SALES COMMISSIONS
                                  OR 12B-1 FEES

                          China Region Opportunity Fund

                               INVESTMENT ADVISOR
                           U.S. Global Investors, Inc.
                               7900 Callaghan Road
                         Mailing Address: P.O. Box 29467
                            San Antonio, Texas 78229

                                 TRANSFER AGENT
                        United Shareholder Services, Inc.
                                 P.O. Box 781234
                          San Antonio, Texas 78278-1234

                                    CUSTODIAN
                              Bankers Trust Company
                                 16 Wall Street
                               New York, NY 10005

                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          One Riverwalk Place, Ste. 900
                            San Antonio, Texas 78205

                                  100% No Load

                       Be Sure to Retain This Prospectus;
                        It Contains Valuable Information

================================================================================

                             UNITED SERVICES FUNDS

                               U.S. TAX FREE FUND
                    UNITED SERVICES NEAR-TERM TAX FREE FUND

                                P.O. BOX 781234
                         SAN ANTONIO, TEXAS 78278-1234

                        1-800-873-8637 (1-800-US-FUNDS)
                (INFORMATION, SHAREHOLDER SERVICES AND REQUESTS)
                        INTERNET: http://www.usfunds.com

                                   PROSPECTUS

                                NOVEMBER 1, 1996

     This prospectus presents information that a prospective investor should know about the U.S. Tax Free Fund (the "Tax Free Fund") and United Services Near-Term Tax Free Fund (the "Near-Term Tax Free Fund"), two no-load mutual funds (the "Fund(s)") of United Services Funds (the "Trust"). The investment objectives of the Funds are to provide a high level of current income that is exempt from Federal income taxation and to preserve capital. SHARES OF THE TRUST ARE NOT INSURED, GUARANTEED, SPONSORED, RECOMMENDED OR APPROVED BY THE UNITED STATES OR ANY AGENCY OR OFFICER THEREOF. Investors are responsible for determining whether or not an investment in the fund is appropriate for their needs. Read and retain this prospectus for future reference.

     A Statement of Additional Information dated November 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available free from United Services Funds upon written request at the address set forth above or by calling 1-800-873-8637.

                THESE SECURITIES HAVE NOT BEEN APPROVED OR DIS-
                  APPROVED BY THE SECURITIES AND EXCHANGE COM-
                   MISSION OR ANY STATE SECURITIES COMMISSION
                    NOR HAS THE SECURITIES AND EXCHANGE COM-
                     MISSION OR ANY STATE SECURITIES COMMIS-
                        SION PASSED UPON THE ACCURACY OR
                        ADEQUACY OF THIS PROSPECTUS. ANY
                         REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SUMMARY OF FEES AND EXPENSES ..............................................    2
FINANCIAL HIGHLIGHTS ......................................................    4
INVESTMENT OBJECTIVES AND
  CONSIDERATIONS ..........................................................    7
     Tax Free Fund ........................................................    7
     Near-Term Tax Free Fund ..............................................    7
     Common Practices .....................................................    7
MUNICIPAL SECURITIES ......................................................    8
SPECIAL CONSIDERATIONS ....................................................    9
HOW TO PURCHASE SHARES ....................................................   11
HOW TO EXCHANGE SHARES ....................................................   14
HOW TO REDEEM SHARES ......................................................   15
HOW SHARES ARE VALUED .....................................................   19
DIVIDENDS AND TAXES .......................................................   20
THE TRUST .................................................................   21
MANAGEMENT OF THE FUNDS ...................................................   22
PERFORMANCE INFORMATION ...................................................   24

                          SUMMARY OF FEES AND EXPENSES

     The following summary, which is based on the Advisor's voluntary agreement to cap expenses at 0.40% for the U.S. Tax Free Fund and the United Services Near-Term Tax Free Fund until June 30, 1997 and until such later date as the Advisor determines, is provided to assist you in understanding the various costs and expenses a shareholder in each respective Fund could bear directly and indirectly.

                                                      NEAR-TERM
                                        TAX FREE      TAX FREE
                                          FUND          FUND
                                        --------      ---------
SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load..............   None          None
     Redemption Fee..................   None          None
     Administrative Exchange Fee.....    $5            $5
     Account Closing Fee (does not
        apply to exchanges)..........    $10           $10
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET
  ASSETS)(1)
     Management Fees (net of waivers
        and reimbursements)..........   0.00%(2)      0.00%(2)
     12b-1 Fees......................   None          None
     Other Expenses, including
        Transfer Agency and
        Accounting Services Fees.....   0.40%(2)      0.40%(2)
Total Fund Operating Expenses (net of
  waivers and reimbursements)........   0.40%(2)      0.40%(2)

                                       2

     Except for active ABC Investment Plan(Registered Trademark) accounts, custodial accounts for minors and retirement plan accounts, if an account balance falls, for any reason other than market fluctuations, below $1,000 at any time during a month, that account will be subject to a small account charge of $5 for that month. (See "Small Accounts.")

     A shareholder who requests delivery of redemption proceeds by wire transfer will be subject to a $10 charge. International wires will be charged more.

HYPOTHETICAL EXAMPLE OF EFFECT OF FUND EXPENSES

     You would pay the following expenses on a $1,000 investment, assuming 5% annual return:

                                                      NEAR-TERM
                                        TAX FREE      TAX FREE
                                          FUND          FUND
                                        --------      ---------
1 year...............................     $ 14          $  14
3 years..............................     $ 45          $  51
5 years..............................     $ 78          $  91
10 years.............................     $172          $ 202

Included in these estimates is the account closing fee of $10 for each period. This is a flat charge which does not vary with the size of your investment. Accordingly, for investments larger than $1,000, your total expenses will be substantially lower in percentage terms than this illustration implies. The examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
--------------------------------------------------------------------------------

(1) Annual Fund Operating Expenses are based on each Fund's historical expenses. Management Fees, Transfer Agency Fees, and Accounting Services Fees are paid to U.S. Global Investors, Inc. (the "Advisor") and its wholly owned subsidiary. Please refer to the section entitled "Management of the Funds" for further information.

(2) The Advisor has guaranteed that Total Fund Operating Expenses for the Tax Free and Near-Term Tax Free Funds (as a percentage of net assets) will not exceed 0.40% on an annualized basis through June 30, 1997 and until such later date as the Advisor determines. Based on Actual Operating Expenses of the Tax Free Fund for the year ended June 30, 1996, Management Fees, Other Expenses, Transfer Agency Fees, Accounting Services Fees and Total Fund Operating Expenses would be 0.75%, 0.42%, 0.14%, 0.13% and 1.44%, respectively, in the absence of the fee waiver and expense reimbursement by the Advisor. Based on Actual Operating Expenses of the Near-Term Tax Free Fund for the year ended June 30, 1996, Management Fees, Other Expenses, Transfer Agency Fees, Accounting Services Fees and Total Fund Operating Expenses would be 0.50%, 0.76%, 0.12%, 0.37%, and 1.75%, respectively, in the absence of the fee waiver and expense reimbursement by the Advisor.

                                       3

                              FINANCIAL HIGHLIGHTS
                               U.S. TAX FREE FUND

     The following per share data and ratios for a share of beneficial interest outstanding throughout each of the five years ended June 30, 1996 have been audited by Price Waterhouse LLP, the Fund's Independent Accountants. The related financial statements and the report of Independent Accountants are included in the Fund's 1996 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information ("SAI"). In addition to the data set forth below, further information about the performance of the Fund is contained in the Annual Report to Shareholders and SAI which may be obtained without charge.

     Selected data for a capital share outstanding throughout each year is as follows:

                                                                        YEAR ENDED JUNE 30,
                                       --------------------------------------------------------------------------------------
                                         1996       1995       1994       1993       1992       1991       1990       1989
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................  $   11.55      11.40      12.16      11.69      11.31      11.11      11.27      10.75
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Net investment income(c)...........        .59        .64        .67        .66        .62        .58        .62        .69
  Net realized and unrealized gain
   (loss)
   on investments(d).................        .01        .18       (.56)       .47        .59        .20       (.15)       .51
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment operations.....        .60        .82        .11       1.13       1.21        .78        .47       1.20
                                       =========  =========  =========  =========  =========  =========  =========  =========
Less dividends and distributions:
  Dividends from net investment
   income............................         --         --         --         --         --         --         --         --
    -- tax exempt....................       (.55)      (.62)      (.59)      (.63)      (.62)      (.58)      (.57)      (.64)
    -- taxable.......................       (.02)      (.02)      (.09)        --         --         --       (.06)      (.04)
  Distributions in excess of net
   investment income(e)..............         --       (.03)      (.06)        --         --         --         --         --
  Distributions from net realized
   gains.............................         --         --       (.06)      (.03)      (.21)        --         --         --
  Distributions in excess of realized
   gains(e)..........................         --         --       (.07)        --         --         --         --         --
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total dividends and distributions....       (.57)      (.67)      (.87)      (.66)      (.83)      (.58)      (.63)      (.68)
                                       =========  =========  =========  =========  =========  =========  =========  =========
Net asset value, end of period.......  $   11.58      11.55      11.40      12.16      11.69      11.31      11.11      11.27
                                       =========  =========  =========  =========  =========  =========  =========  =========
Total Investment Return(f)...........       5.25%      7.51       0.75       9.97      11.02       7.19       4.31      11.48
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................  $  19,949     18,613     18,656     17,192      7,790      7,236      7,787     10,365
Ratio of expenses to average net
  assets.............................        .36 (g)       .22        --       .32      1.27       1.93       1.61       1.23
                                       =========  =========  =========  =========  =========  =========  =========  =========
Ratio of net income to average net
  assets.............................       5.06 (g)      5.62      5.68      5.48      5.38       5.09       5.64       6.38
                                       =========  =========  =========  =========  =========  =========  =========  =========
Portfolio turnover rate..............      69.23%     21.52      50.87      93.96      70.23      54.49      82.34     110.45
                                       =========  =========  =========  =========  =========  =========  =========  =========

                                         1988       1987
                                       ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................      10.98      11.15
                                       ---------  ---------
  Net investment income(c)...........        .85        .63
  Net realized and unrealized gain
   (loss)
   on investments(d).................        .02       (.02)
                                       ---------  ---------
Total from investment operations.....        .87        .61
                                       =========  =========
Less dividends and distributions:
  Dividends from net investment
   income............................      (1.10)      (.66)
    -- tax exempt....................         --         --
    -- taxable.......................         --         --
  Distributions in excess of net
   investment income(e)..............         --         --
  Distributions from net realized
   gains.............................         --       (.12)
  Distributions in excess of realized
   gains(e)..........................         --         --
                                       ---------  ---------
Total dividends and distributions....      (1.10)      (.78)
                                       =========  =========
Net asset value, end of period.......      10.75      10.98
                                       =========  =========
Total Investment Return(f)...........       8.69       5.21
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................      7,749      7,470
Ratio of expenses to average net
  assets.............................         --       (.05)
                                       =========  =========
Ratio of net income to average net
  assets.............................       7.60       6.99
                                       =========  =========
Portfolio turnover rate..............     121.21      37.23
                                       =========  =========

                                                                     (CONTINUED)

                                       4

                              FINANCIAL HIGHLIGHTS
                    UNITED SERVICES NEAR-TERM TAX FREE FUND

     The following per share data and ratios for a share of beneficial interest outstanding throughout each of the five years ended June 30, 1996 have been audited by Price Waterhouse LLP, the Fund's Independent Accountants. The related financial statements and the report of Independent Accountants are included in the Fund's 1996 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information ("SAI"). In addition to the data set forth below, further information about the performance of the Fund is contained in the Annual Report to Shareholders and SAI which may be obtained without charge.

     Selected data for a capital share outstanding throughout each year is as follows:

                                                                                                 PERIOD
                                                        YEAR ENDED JUNE 30,                       ENDING
                                       -----------------------------------------------------     --------
                                         1996       1995       1994       1993       1992        1991(A)
                                       ---------  ---------  ---------  ---------  ---------     --------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................  $   10.47      10.39      10.74      10.42       9.88       10.00
                                       ---------  ---------  ---------  ---------  ---------     --------
  Net investment income(c)...........        .47        .45        .43        .61        .62         .27
  Net realized and unrealized gain
   (loss)
   on investments(d).................       (.09)       .06       (.21)       .31        .56        (.12 )
                                       ---------  ---------  ---------  ---------  ---------     --------
Total from investment operations.....        .38        .51        .22        .92       1.18         .15
                                       =========  =========  =========  =========  =========     ========
Less dividends and distributions:
  Dividends from net investment
   income:
    -- tax exempt....................       (.39)      (.43)      (.35)      (.59)      (.62)       (.22 )
    -- taxable.......................       (.08)        --       (.09)        --         --        (.05 )
  Distributions in excess of net
   investment income(e)..............         --         --       (.07)        --         --          --
  Distributions from net realized
   gains.............................         --         --         --       (.01)      (.02)         --
  Distributions in excess of realized
   gains(e)..........................         --         --       (.06)        --         --          --
                                       ---------  ---------  ---------  ---------  ---------     --------
Total dividends and distributions....       (.47)      (.43)      (.57)      (.60)      (.64)       (.27 )
                                       =========  =========  =========  =========  =========     ========
Net asset value, end of period.......  $   10.38      10.47      10.39      10.74      10.42        9.88
                                       =========  =========  =========  =========  =========     ========
Total Investment Return(f)...........       3.68%      5.02       2.03       9.10      12.25        2.66
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................  $   6,545      7,128      9,190      1,775      1,309         592
Ratio of expenses to average net
  assets.............................        .52 (g)       .20        --        --        --          -- (b)
                                       =========  =========  =========  =========  =========     ========
Ratio of net income to average net
  assets.............................       4.41 (g)      4.25      4.34      5.73      6.30        6.07 (b)
                                       =========  =========  =========  =========  =========     ========
Portfolio turnover rate..............      83.39%     52.63      69.13     139.56      45.13       42.09 (b)
                                       =========  =========  =========  =========  =========     ========

                                                   (FOOTNOTES ON FOLLOWING PAGE)

                                       5

(CONTINUED FROM PREVIOUS PAGE)

     (a) For the period from December 1, 1990 (date of commencement of operations) to June 30, 1991; (b) Annualized; the ratios are not necessarily indicative of twelve months of operations; (c) Net of expense reimbursements;
(d) Includes the effect of capital share transactions throughout the year; (e) Distributions in excess of net investment income and net realized gains and tax returns of capital are presented in accordance with SOP 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies, which was first implemented by the Funds in fiscal 1993. Information for prior years has not been restated; (f) Total return does not reflect the effect of account fees; (g) Expense ratio is net of expense reimbursements or fee waivers. Had such reimbursements not been made, the expense ratio subject to the most restrictive state limitation would have been 1.44% and 1.75%, and the net investment income ratio would have been 3.98% and 3.19% for the Tax Free and Near-Term Tax Free Funds, respectively.

                                       6

                    INVESTMENT OBJECTIVES AND CONSIDERATIONS

     The investment objectives of the Tax Free Fund and the Near-Term Tax Free Fund are to provide a high level of current income that is exempt from Federal income taxation and to preserve capital.

TAX FREE FUND

     To maintain a high level of current income, the Tax Free Fund invests in securities with varying periods of maturity. During periods of high or accelerating inflation and/or interest rates, the Tax Free Fund will seek to invest in securities with relatively short maturities. During periods when inflation and/or interest rates are level or subsiding, the Fund will generally seek to invest in securities with relatively longer maturities as is deemed appropriate in the opinion of the Advisor.

NEAR-TERM TAX FREE FUND

     The Near-Term Tax Free Fund will maintain an average weighted portfolio maturity of five years or less. In appropriate circumstances, the Fund may give effect to call, put and demand features in computing the Fund's average weighted portfolio maturity.

COMMON PRACTICES

     The Funds invest primarily in securities, the interest from which is exempt from Federal income taxation -- debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities ("Municipal Securities").

     The Funds invest only in debt securities which are rated one of the four highest ratings by Moody's Investor's Services (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB). Not more than 10% of a Fund's total net assets will be invested in the fourth rated category. Investments in the fourth category may have speculative characteristics and therefore, may involve higher risks. Investments in the fourth rated category of bonds are generally regarded as having an adequate capacity to pay interest and repay principal. However, these investments may be more susceptible to adverse changes in the economy. Municipal notes (including variable rate demand obligations) must be rated MIG1/VMIG2 or MIG2/VMIG2 by Moody's or SP-1 or SP-2 by S&P. Tax exempt commercial paper must be rated P-1 or P-2 by Moody's or A-1 or A-2 by S&P.

     The Funds attempt to maintain a geographical diversity among the securities in the portfolio which could reflect the varying sizes of the economies of various geographical areas.

     Although the Funds are invested primarily in securities which are exempt from Federal income taxation, the Funds are authorized to invest, on a temporary basis, up to 20% of its total net assets in U.S. Treasury

                                       7

securities or repurchase agreements collateralized by U.S. Government securities whose market values equal or exceed 102% of the principal amount of the repurchase obligation. Such investments may be made in anticipation of redemptions, pending investment of proceeds from subscriptions for Fund shares or from sale of portfolio securities, or because of market conditions. Interest income from such investments may be taxable to shareholders as ordinary income under Federal income tax laws.

     More than 25% of each Fund's total assets may be invested in any sector of the municipal securities market, such as general obligation bonds, hospital revenue bonds, housing revenue bonds or electric power project revenue bonds. It is possible that an economic, business or political development or other change affecting a bond in a sector may also affect other bonds in the same sector.

     Securities of the type to be included in each Fund's portfolio are inversely affected by changes in interest rate levels. The per share net asset value of each Fund will fluctuate with changes in the market value of these securities.

                              MUNICIPAL SECURITIES

     Municipal securities are generally of two principal types, "notes" and "bonds." Municipal notes generally have maturities of one year or less and provide for short-term capital needs. Municipal bonds normally have maturities of more than one year, and meet longer-term needs. Municipal bonds are classified into two principal categories -- general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuer and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues derived from a project or facility.

VARIABLE RATE SECURITIES

     Each Fund may purchase variable and floating rate obligations from issuers or may acquire participation interest in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations are municipal securities whose interest rates change periodically. They normally have a stated maturity in excess of one year, but permit the holder to demand payment of principal and interest at any time or at specified intervals.

WHEN-ISSUED OR FIRM COMMITMENT SECURITIES

     Each Fund may purchase and sell securities on a "when-issued" or "firm commitment" basis, subject to certain limitations and requirements. See "When-Issued and Firm Commitment Securities" in the Statement of Additional Information. Under these arrangements, the securities' price and yield are fixed on the date of the commitment, but the payment and delivery are scheduled for a future time, normally 15 to 45 days after the date of the

                                       8

buyer's purchase commitment. During the period after the commitment and prior to the payment and delivery, the value of a when-issued security may fluctuate. The Funds will receive no interest on the security during this period.

"PUT" BONDS

     Each Fund may acquire obligations with term puts attached. "Put" bonds are tax exempt securities which may be sold back to the issuer or a third party at face value after some period of time prior to the stated maturity. The put feature may increase the cost of the security to the Fund, thereby reducing the yield of the security.

MUNICIPAL LEASE OBLIGATIONS

     Each Fund may purchase municipal lease obligations or certificates of participation in municipal lease obligations. A municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged. Ordinarily, a lease obligation will contain a "non-appropriation" clause which provides that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Because of the risk of non-appropriation, some lease obligations are issued with third-party credit enhancements, such as insurance or a letter of credit. Municipal lease obligations are a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal securities. For these reasons, before investing in a municipal lease obligation, the Advisor will consider, among other things, whether (1) the leased property is essential to a governmental function of the municipality, (2) the municipality is prohibited from substituting or purchasing similar equipment if lease payments are not appropriated, and (3) the municipality has maintained good market acceptability for its lease obligations in the past.

                             SPECIAL CONSIDERATIONS

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend securities to broker-dealers or institutional investors for their use in connection with short sales, arbitrages and other securities transactions. A Fund will not lend portfolio securities unless the loan is secured by collateral (consisting of any combination of cash, United States Government securities or irrevocable letters of credit) in an amount at least equal (on a daily mark-to-market basis) to the current market value of the securities loaned. In the event of a bankruptcy or breach of agreement by the borrower of the securities, a Fund could experience delays and costs in recovering the securities loaned. A Fund will not enter into securities lending agreements unless its custodian bank/lending agent will fully indemnify the Fund against loss due to borrower default. Each Fund may

                                       9

not lend securities with an aggregate market value of more than one-third of the respective Fund's total net assets.

REPURCHASE AGREEMENTS

     Each Fund may invest a portion of its assets in repurchase agreements with domestic broker-dealers, banks and other financial institutions, provided the Fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, a Fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements must be collateralized at least 102% by United States Government or government agency securities. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause the Fund some loss if the value of the securities declined prior to liquidation. To minimize the risk of loss, the Fund will enter into repurchase agreements only with institutions and dealers which the Board of Trustees considers creditworthy.

SPECIAL LIMITATIONS

     The investment objective of each Fund may not be changed without the vote of a majority of the Fund's outstanding voting securities.

     The following policies of the Funds are fundamental and may not be changed by the Board of Trustees without shareholder approval: (1) each Fund may borrow up to 5% of its total assets as a temporary measure (for extraordinary purposes); (2) with respect to 75% of the Near-Term Tax Free Fund assets and all Tax Free Fund assets, the Funds may invest up to 5% of the value of their total assets in securities of any one issuer (except such limitation does not apply to obligations issued or guaranteed by the United States Government, its agencies and/or instrumentalities); and (3) each Fund may lend portfolio securities with an aggregate market value of not more than one-third of its respective total net assets.

     Each Fund may invest more than 25% of its respective total assets in general obligation bonds or in securities issued by states or municipalities in connection with the financing of projects with similar characteristics, such as hospital revenue bonds, housing revenue bonds or electric power project revenue bonds. However, a Fund may not invest more than 25% of its total assets in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry.

     It is each Fund's policy to invest, under normal market conditions, at least 80% of its total net assets in securities the interest from which is excluded from gross income for Federal tax purposes; and, with regard to the Near-Term Tax Free Fund, the policy is fundamental.

                                       10

                             HOW TO PURCHASE SHARES

     The minimum initial investment is $1,000 for regular accounts or $50 for custodial accounts for minors. The minimum subsequent investment is $50. The minimum initial investment for persons enrolled in ABC Investment Plan(Registered Trademark) is $100, and the minimum subsequent investment pursuant to such a plan is $30 or more per month per account. There is no minimum purchase for retirement plan accounts, including IRAs, administered by the Advisor or its agents and affiliates.

YOU MAY INVEST IN THE FOLLOWING WAYS:

BY MAIL

     Send your application and check or money order, made payable to the respective Fund, to P.O. Box 781234, San Antonio, Texas 78278-1234.

     When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address mentioned above. Do not use the remittance portion of your confirmation statement for a different fund as it is pre-coded. This may cause your investment to be invested into the wrong fund. If you wish to purchase shares in more than one fund, send a separate check or money order for each Fund. Third party checks will not be accepted; and the Trust reserves the right to refuse to accept second party checks.

BY TELEPHONE

     Once your account is open, you may make investments by telephone by calling 1-800-873-8637. Investments by telephone are not available in money market funds or any retirement account administered by the Advisor or its agents. The maximum telephone purchase is ten times the value of the shares owned, calculated at the last available net asset value. Payment for shares purchased by telephone is due within seven business days after the date of the transaction. You cannot exchange shares purchased by telephone until after the payment has been received and accepted by the Trust.

BY WIRE

     You may make your initial or subsequent investments in United Services Funds by wiring funds. To do so, call United Services Funds for a confirmation number and wiring instructions.

BY ABC INVESTMENT PLAN(Registered Trademark)

     The ABC Investment Plan(Registered Trademark) (Automatically Building Capital) is offered as a special service allowing you to build a position in any of the United Services family of funds over time without trying to outguess the market. Once your account is open, you may make investments automatically by completing the ABC Investment Plan(Registered Trademark) form authorizing United Services Funds to draw on your money market or bank account monthly for

                                       11

a minimum of $30 a month beginning within thirty (30) days after the account is opened. These lower minimums are a special service bringing to small investors the benefits of United Services Funds without requiring a $1,000 minimum initial investment.

     Your investment dollars will automatically buy more shares when the market is undervalued and fewer shares when the market is overvalued. By investing an equal amount at regular, periodic intervals, you avoid the extremes in the market. Of course, using the ABC Investment Plan(Registered Trademark) does not guarantee a profit. If you sell at the bottom, no system will give you a gain.

     You may call 1-800-873-8637 to open a treasury money market fund or you could inquire at your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment or discontinue the Plan any time by letter received by United Services Funds at least two weeks before the change is to become effective.

ADDITIONAL INFORMATION ABOUT PURCHASES

     All purchases of shares are subject to acceptance by the Trust and are not binding until accepted. United Services Funds reserves the right to reject any application or investment. Orders received by the Fund's transfer agent or a sub-agent before 4:00 p.m. Eastern Time, Monday through Friday exclusive of business holidays, and accepted by the Fund will receive the share price next computed after receipt of the order. In the event that the NYSE and other financial markets close earlier, as on the eve of a holiday, orders will become effective earlier in the day at the close of trading on the NYSE.

     If your telephone order to purchase shares is canceled due to nonpayment or late payment (whether or not your check has been processed by the Fund), you will be responsible for any loss incurred by the Trust by reason of such cancellation.

     If a check is returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20 and you will be responsible for any loss incurred by the Trust in respect to canceling the purchase.

     To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any affiliated funds already owned by any purchaser whose order is canceled, for whatever reason, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

     United Service Funds charges no sales commissions or "loads" of any kind. However, investors may purchase and sell shares through registered broker-dealers who may charge fees for their services.

                                       12

     CHECKS DRAWN ON FOREIGN BANK. To be received in good order, an investment must be made in U.S. dollars payable through a U.S. bank. As an accommodation, the Funds' transfer agent may accept checks made in a foreign currency or payable through a foreign bank and will attempt to convert such checks into U.S. dollars. Your investment in the Fund will not be considered to have been received in good order until your foreign check has been converted into U.S. dollars and is available through a U.S. bank. Your investment in the Fund may be deferred until your foreign check has been converted into U.S. dollars and the normal collection process. Any amounts charged to the Fund for collection procedures will be deducted from the amount invested.

     If the Trust incurs a charge for locating a shareholder without a current address, such charge will be passed through to the shareholder.

TAX IDENTIFICATION NUMBER

     Each Fund is required by Federal law to withhold and remit to the United States Treasury a portion of the dividends, capital gain distributions and proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who underreports dividend or interest income or who fails to provide certification of tax identification number. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Transfer Agent, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

     Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In addition, each Fund assesses a $50 administrative fee if the taxpayer identification number is not provided by year end.

CERTIFICATES

     When you open your account, United Services Funds will send you a confirmation statement, which will be your evidence that you have opened an account with United Services Funds. The confirmation statement is non-negotiable, so if it is lost or destroyed, you will not be required to buy a lost instrument bond or be subject to other expense or trouble, as you would with a negotiable stock certificate. At your written request, United Services Funds will issue negotiable stock certificates. Unless your shares are purchased with wired funds, a certificate will not be issued until 15 days have elapsed from the time of purchase, or United Services Funds has satisfactory proof of payment, such as a copy of your canceled check. Negotiable certificates will not be issued for fewer than 100 shares.

                                       13

                             HOW TO EXCHANGE SHARES

     You have the privilege of exchanging into any of the other funds in the United Services family of funds which are registered in your state. An exchange involves the redemption (sale) of shares of one fund and purchase of shares of another fund at the respective closing net asset value and is a taxable transaction.

FUNDS IN THE UNITED SERVICES FAMILY

     Investing involves a trade-off between potential rewards and potential risks. In order to achieve higher rewards on your investment, you must be willing to take on higher risk. If you are most concerned with safety of principal, a lower risk investment will provide greater stability but with lower potential earnings. Another strategy for dealing with volatile markets is to use the ABC Investment Plan.T The list below is a reward and risk guide to all of the mutual funds in the United Services family of funds. This guide may help you decide if a fund is suitable for your investment goals.

      HIGH REWARD China Region Opportunity Fund
        HIGH RISK U.S. Gold Shares Fund
                 U.S. World Gold Fund
                 U.S. Global Resources Fund
                 Bonnel Growth Fund
                 U.S. Real Estate Fund
  MODERATE REWARD U.S. All American Equity Fund
    MODERATE RISK U.S. Income Fund
                 U.S. Tax Free Fund
                 United Services Near-Term Tax Free
                 Fund
                 United Services Intermediate Treasury
                 Fund
       LOW REWARD U.S. Government Securities Savings
                 Fund
         LOW RISK U.S. Treasury Securities Cash Fund

     If you have additional questions, one of our professional investor representatives will personally assist you. Call 1-800-US-FUNDS.

BY TELEPHONE

     You will automatically have the privilege to direct United Services Funds to exchange your shares by calling toll free 1-800-US-FUNDS (1-800-873-8637). In connection with such exchanges, neither the Fund nor the Transfer Agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The shareholder, as a result of this policy, will bear the risk of loss. Each Fund and/or its Transfer Agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmation and tape recording conversations); and if either party does not employ reasonable procedures, it may be liable for losses due to unauthorized or fraudulent transactions.

                                       14

BY MAIL

     You may direct United Services Funds in writing to exchange your shares between identically registered accounts. The request must be signed exactly as the name appears in the registration. (Before writing, read "Additional Information About Exchanges.")

ADDITIONAL INFORMATION ABOUT EXCHANGES

     (1) There is a $5 charge, which is paid to United Shareholder Services, Inc. ("USSI" or "Transfer Agent"), for each exchange transaction out of any fund account. Retirement accounts administered by the Advisor or its agents are charged $5 for each exchange exceeding three per quarter. The exchange fee is charged to cover administrative costs associated with handling these exchanges.

     (2) An exchange involves both the redemption of shares out of the Fund and the purchase of shares in a "Separate Fund." Like any other purchase, shares of the Separate Fund cannot be purchased by exchange until all conditions of purchase are met, including investable proceeds being immediately available. Like any other redemption, the Fund reserves the right to hold exchange proceeds for up to seven days. In general, the Fund expects to exercise this right on exchanges of $50,000 or more. In such event, purchase of the Separate Fund shares will be delayed until proceeds from the redemption are invested. Separate Fund shares will be priced at their net asset value at the time of purchase. During the period after redemption and prior to purchase, you will not be invested in either the Fund or the Separate Fund. You will be notified immediately if the purchase of Separate Fund shares will be delayed.

     (3) If the shares you wish to exchange are represented by a negotiable stock certificate, the certificate must be returned before the exchange can be effected.

     (4) Shares may not be exchanged unless you have furnished United Services Funds with your tax identification number, certified as prescribed by the Internal Revenue Code and Regulations, and the exchange is to an account with like registration and tax identification number. (See "Tax Identification Number.")

     (5) The exchange privilege may be terminated at any time. The exchange fee and other terms of the privilege are subject to change.

                              HOW TO REDEEM SHARES

     You may redeem any or all of your shares at will. Redemption requests received in proper order by the Fund's transfer agent or a sub-agent before 4:00 p.m. Eastern Time, Monday through Friday exclusive of business holidays will receive the share price next computed after receipt of the request.

                                       15

BY MAIL

     A written request for redemption must be in "proper order," which requires the delivery of the following to the Transfer Agent:

     (1) a written request for redemption signed by each registered owner exactly as the shares are registered, the account number and the number of shares or the dollar amount to be redeemed;

     (2) negotiable stock certificates for any shares to be redeemed for which certificates have been issued;

     (3) signature guarantees when required; and

     (4) such additional documents as are customarily required to evidence the authority of persons effecting redemptions on behalf of corporations, executors, trustees, and other fiduciaries. Redemptions will not become effective until all documents in the form required have been received by the Transfer Agent. (Before writing, read "Additional Information About Redemptions.")

HOW TO EXPEDITE REDEMPTIONS

     To redeem your Fund shares by telephone, you may call the Fund and direct an exchange out of the Fund into an identically registered account in a United Services treasury money market fund ($1,000 minimum initial investment). You may then write a check against your treasury money market fund account. See "How to Exchange Shares" for a description of exchanges, including the $5 exchange fee. Call 1-800-873-8637 for more information concerning telephone redemption and a treasury money market fund prospectus.

SPECIAL REDEMPTION ARRANGEMENTS

     Special arrangements may be made by institutional investors, or on behalf of accounts established by brokers, advisers, banks or similar institutions, to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call the Trust at 1-800-873-8637. Telephone redemptions are available for Chairman's Circle accounts.

SIGNATURE GUARANTEE

     Redemptions in excess of $15,000 currently require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner of the shares to be redeemed or if proceeds are to be mailed to an address other than the registered address of record. When a signature guarantee is required, each signature must be guaranteed by: (a) a federally insured bank or thrift institution; (b) a broker or dealer (general securities, municipal, or government) or clearing agency registered with the U.S. Securities and Exchange Commission that maintains net capital of at

                                       16

least $100,000; or (c) a national securities exchange or national securities association. The guarantee must: (i) include the statement "Signature(s) Guaranteed"; (ii) be signed in the name of the guarantor by an authorized person, including the person's printed name and position with guarantor; and
(iii) include a recital that the guarantor is federally insured, maintains the requisite net capital or is a national securities exchange or association. Shareholders living abroad may acknowledge their signatures before a U.S. consular officer. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments (e.g., legal officers and adjutants).

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

BY MAIL

     If your redemption check is mailed, it is usually mailed within 48 hours; however, the Funds reserve the right to hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared. You may avoid this requirement by investing by bank wire (Federal funds). Redemption checks may be delayed if you have changed your address in the last 30 days. Please notify the Fund promptly in writing, or by telephone, of any change of address.

BY WIRE

     You may authorize the Funds to transmit redemption proceeds by wire, provided you send written wiring instructions with a signature guarantee at the time of redemption. Proceeds from your redemption will usually be transmitted on the first business day following the redemption. However, the Trust reserves the right to hold redemptions for up to seven days. If the shares to be redeemed were purchased by check the redemption proceeds will not be wired until the purchase check has cleared, which may take up to seven days. There is a $10 charge to cover the wire, which is deducted from redemption proceeds. International wires will be higher.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

     The redemption price may be more or less than your cost, depending on the net asset value of the Fund's portfolio next determined after your request is received.

     A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS Form W4-P and a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax.

     The Trust has the authority to redeem existing accounts and to refuse a potential account the privilege of having an account in the Trust if the Trust reasonably determines that the failure to so redeem, or to so prohibit, would have a material adverse consequence to the Trust and its shareholders. No

                                       17

account closing fee or redemption fee will be charged to investors whose accounts are closed under this provision.

ACCOUNT CLOSING FEE

     In order to reduce Fund expenses, an account closing fee of $10 will be assessed to shareholders who redeem all shares in their Fund account and direct that redemption proceeds be delivered to them by mail or wire. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate to redeeming shareholders a more equitable portion of the Transfer Agent's fee, including the cost of tax reporting, which is based upon the number of shareholder accounts. The account closing fee does not apply to exchanges between the funds in the United Services family of funds nor does it apply to accounts which are involuntarily redeemed.

SMALL ACCOUNTS

     Fund accounts which fall, for any reason other than market fluctuations, below $1,000 at any time during a month will be subject to a small account charge of $5 for that month which, with respect to certain small accounts, could be in excess of fund distributions. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate the cost of maintaining shareholder accounts more equally among shareholders.

     As a special service for small investors, active ABC Investment Plan(Registered Trademark) accounts, custodial accounts for minors, and retirement plan accounts administered by the Advisor or its agents and affiliates will not be subject to the small account charge.

     In order to reduce expenses of the Fund, the Trust may redeem all of the shares in any shareholder account, other than active ABC Investment Plan(Registered Trademark) accounts, custodial accounts for minors and retirement plan accounts, if, for a period of more than three months, the account has a net asset value of $500 or less and the reduction in value is not due to market action. If the Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety (90) days of the notice. No account closing fee will be charged to investors whose accounts are closed under this redemption provision.

CONFIRMATION STATEMENTS

     Shareholders normally will receive a confirmation statement after each transaction (purchase, redemption, dividend, etc.) showing activity in the account. If you have no transaction, you will receive an annual statement only.

                                       18

OTHER SERVICES

     The Trust has available a number of plans and services to meet the special needs of certain investors. Plans available include:

     (1) payroll deduction plans, including military allotments;

     (2) custodial accounts for minors;

     (3) a flexible, systematic withdrawal plan; and

     (4) various retirement plans such as IRA, SEP/IRA, 403(b)(7), 401(k) and employer-adopted defined contribution plans.

     Application forms and brochures describing these plans and services may be obtained from the Transfer Agent by calling 1-800-US-FUNDS (1-800-873-8637).

     There is an annual charge for each retirement plan fund account with respect to which Security Trust & Financial Company ("ST&FC"), a wholly-owned subsidiary of the Advisor, acts as custodian (for example, $10 for IRAs and $15 for SEP/IRAs, 403(b)(7)s, profit sharing and other such accounts). If this administrative charge is not paid separately prior to the last business day of the calendar year or prior to a total redemption or exchange, it will be deducted from the shareholder's account.

SHAREHOLDER SERVICES

     United Shareholder Services, Inc. ("USSI" or "Transfer Agent"), a wholly-owned subsidiary of the Advisor, acts as transfer and dividend paying agent for all fund accounts. Simply write or call 1-800-US-FUNDS for prompt service on any questions about your account.

24-HOUR ACCOUNT INFORMATION

     Shareholders can also access 24 hours a day current information on yields, share prices, latest dividends, account balances, deposits and redemptions. Just call 1-800-US-FUNDS and press the appropriate codes into your touch-tone phone.

                             HOW SHARES ARE VALUED

     Shares of each Fund are purchased or redeemed, on a continuing basis without a sales charge, at their next determined net asset value per share. The asset value per share of the Fund is calculated by United Shareholder Services, Inc. Net asset value per share is determined Monday through Friday, as of 4:00 p.m. Eastern Time, exclusive of business holidays on which the NYSE is closed, by dividing the aggregate net assets of the Fund by the total number of shares outstanding. In the event that the NYSE and other financial markets close earlier as on the eve of a holiday, the net asset value per share will be determined earlier in the day at the close of trading on the NYSE.

                                       19

     All securities (except United States Government securities and repurchase agreements) held by each Fund are valued based on an independent pricing service and, in the event such service is not available or if the Board of Trustees deems it to be advisable, at the mean between the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Debt securities with maturities of 60 days or less at the time of purchase are valued on the basis of the amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                              DIVIDENDS AND TAXES

     Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By complying with the applicable provisions of the Code, a Fund will not be subject to Federal income tax on its net investment income and net capital gains that are distributed to shareholders.

     All income dividends and capital gain distributions are normally reinvested, without charge, in additional full and fractional shares of each Fund. Alternatively, investors may choose: (1) automatic reinvestment of capital gain distributions in Fund shares and payment of income dividends in cash; (2) payment of capital gain distributions in cash and automatic reinvestment of dividends in Fund shares; or (3) all income dividend and capital gain distributions paid in cash. The share price of the reinvestment will be the net asset value of the Fund shares computed at the close of business on the date the dividend or distribution is paid. Dividend checks returned to the Fund as being undeliverable and dividend checks not cashed after 180 days will automatically be reinvested at the price of the Fund on the day returned or on or about the 181st day and the distribution option will be changed to "reinvest."

     At the time of purchase, the share price of each Fund may reflect undistributed income, capital gains or unrealized appreciation of securities. Any dividend or capital gain distribution paid to a shareholder shortly after a purchase of shares will reduce the per share net asset value by the amount of the distribution. Although in effect a return of capital to the shareholder, these capital gain distributions are fully taxable.

     Each Fund generally pays dividends monthly and capital gain distributions, if any, annually in December.

     Distribution by the Fund of net tax exempt interest income will be excluded from a shareholder's gross income for Federal income tax purposes. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable as ordinary income, whether received in cash or reinvested in additional shares.

                                       20

     Distributions of net capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares, and regardless of the length of time the investor has held his shares of the Fund. However, it is expected that any taxable income will be insubstantial in relation to the tax exempt interest income generated by the Fund.

     Tax exempt interest from "private activity" bonds (for example, industrial development revenue bonds) issued after August 7, 1986 is considered a tax preference item for purposes of the alternative minimum tax. For corporations, all tax exempt interest will be considered in calculating the alternative minimum tax as part of the book income or adjusted current earnings adjustments.

     The exemption of interest income for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The foregoing discussion relates only to generally applicable Federal income tax provisions in effect as of the date of this prospectus. Therefore, shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities.

     Each January, each Fund will report to its shareholders the Federal tax status of dividends and distributions paid or declared by the Fund during the preceding calendar year, including the portion of the dividends constituting interest on "private activity" bonds, and the percentage and source, on a state-by-state basis, of interest income earned on tax exempt securities held by the Fund during the preceding year.

                                   THE TRUST

     United Services Funds (the "Trust") is an open-end management investment company, consisting of numerous separate, diversified portfolios each of which has its own investment objectives and policies. The portfolios are designed to serve a wide range of investor needs.

     The Trust was formed July 31, 1984 as a "business trust" under the laws of the Commonwealth of Massachusetts. It is a "series" company which is authorized to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any series into classes. Shares of numerous series have been authorized. The Board of Trustees of the Trust has the power to create additional series, or divide existing series into two or more classes, at any time, without a vote of shareholders of the Trust.

     Under the Trust's First Amended and Restated Master Trust Agreement (the "Master Trust Agreement"), no annual or regular meeting of shareholders is required, although the Trustees may authorize special meetings from time to time. Under the terms of the Master Trust Agreement, the Trustees will be a self-perpetuating body and will continue their positions until they resign, die or are removed by a written instrument signed by a

                                       21

least two-thirds of the Trustees, by vote of shareholders holding not less than two-thirds of the shares then outstanding of the Trust cast at any meeting called for that purpose, or by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding.

     On any matter submitted to shareholders, shares of each portfolio entitle their holder to one vote per share, irrespective of the relative net asset values of each portfolio's shares. On matters affecting an individual portfolio, a separate vote of shareholders of the portfolio is required. Each portfolio's shares are fully paid and non-assessable by the Trust, have no preemptive or subscription rights, and are fully transferable, with no conversion rights.

                            MANAGEMENT OF THE FUNDS

TRUSTEES

     The business affairs of the Funds are managed by the Trust's Board of Trustees. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers and select the Trustees to serve as executive and audit committee members.

THE INVESTMENT ADVISOR

     U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, under an investment advisory agreement with the Trust dated October 26, 1989, furnishes investment advice and is responsible for overall management of the Trust's business affairs. Frank E. Holmes, Chief Executive Officer and Chairman of the Board of Directors of the Advisor, as well as President and a Trustee of the Trust has, since October 1989, owned more than 25% of the voting stock of the Advisor and is its controlling person. The Advisor was organized in 1968.

     The Advisor provides to the Trust, and to each of the portfolios within the Trust, management and investment advisory services. The Advisor furnishes an investment program for each of the funds, determines, subject to the overall supervision and review of the Board of Trustees of the Trust, what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of each of the funds. The Advisor utilizes a team approach to manage the assets of the Funds. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. Creston King has been appointed team leader for the Funds. Mr. King, a Certified Financial Analyst, has been the Advisor's assistant portfolio manager for fixed income funds since September 1993. Prior to joining the Advisor Mr. King worked in the brokerage industry for over 5 years.

     The Advisor provides the Trust with office space, facilities and business equipment and provides the services of executive and clerical personnel for administering the affairs of the Trust. The Advisor pays the expense

                                       22

of printing and mailing prospectuses and sales materials used for promotional purposes.

     WITH RESPECT TO THE TAX FREE FUND AND THE NEAR-TERM TAX FREE FUND AND NOTWITHSTANDING THE FOLLOWING DESCRIPTION OF FEES AND OTHER EXPENSES, THE ADVISOR HAS GUARANTEED THAT TOTAL FUND OPERATING EXPENSES, (AS A PERCENTAGE OF NET ASSETS) WILL NOT EXCEED 0.40% ON AN ANNUALIZED BASIS THROUGH JUNE 30, 1997 AND UNTIL SUCH LATER DATE AS THE ADVISOR DETERMINES.

     With regard to the Tax Free Fund, the Advisory Agreement with the Trust provides for the Fund to pay the Advisor a management fee equal to 0.75% of the first $250 million average net assets and 0.50% of average net assets in excess of $250 million. The fee paid to the Advisor for managing the U.S. Tax Free Fund for the fiscal period ended June 30, 1996 was 0.00% of average net assets due to Advisor guarantees.

     With regard to the Near-Term Tax Free Fund, the Advisory Agreement with the Trust provides for the Fund to pay the Advisor a management fee equal to 0.50% of the Fund's average net assets ( 1/12 of 0.50% monthly). The fee paid to the Advisor for managing the Near-Term Tax Free Fund for the fiscal period ended June 30, 1996 was 0.00% of average net assets due to Advisor guarantees.

     The Advisor may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client Fund shares.

     The Transfer Agency Agreement with the Trust provides for each Fund to pay USSI an annual fee of $23.00 per account ( 1/12 of $23.00 monthly). In connection with obtaining/providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar which provide such services and maintain an omnibus account with the Transfer Agent, each Fund shall pay to the Transfer Agent a monthly fee equal to one-twelfth ( 1/12) of 12.5 basis points (.00125) of the value of the shares of the Funds held in accounts at the institutions, which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding Trust share at the institution. These fees cover the usual transfer agency functions. In addition, each Fund bears certain other Transfer Agent expenses such as the costs of record retention and postage, plus the telephone and line charges (including the toll-free 800 service) used by shareholders to contact the Transfer Agent. For the fiscal period ended June 30, 1996, the Tax Free Fund and Near-Term Tax Free

                                       23

Funds paid USSI a total of $0.00 and $0.00, respectively, for the transfer agency, lockbox and printing fees due USSI. Transfer Agent fees, including reimbursed expenses, are reduced by the amount of small account charges and account closing fees the Transfer Agent is paid.

     USSI performs bookkeeping and accounting services, and determines the daily net asset value for each of the Funds. Bookkeeping and accounting services are provided to the Funds for an asset based fee of 0.04% of the first $200 million average net assets, 0.03% of the next $200 million average net assets, 0.02% of the next $350 million average net assets and 0.01% of average net assets in excess of $750 million -- subject to an annual minimum fee of $26,000 per Fund. USSI received fees of $0.00 and $0.00 for the U.S. Tax Free Fund and Near-Term Tax Free Fund, respectively for the year ended June 30, 1996.

     Additionally, the Advisor is reimbursed certain costs for in-house legal services pertaining to each Fund, which reimbursement is subject to the Advisor's assumption of expenses for each Fund.

     The Trust pays all other expenses for its operations and activities. Each Fund pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any shareholder servicing agents, custodian fees, legal and auditors' expenses, brokerage commissions for portfolio transactions, the advisory fee, extraordinary expenses, expenses of shareholders and trustee meetings, expenses for preparing, printing and mailing proxy statements, reports and other communications to shareholders, and expenses of registering and qualifying shares for sale, among others.

                            PERFORMANCE INFORMATION

     From time to time, in advertisements or in reports to shareholders or prospective shareholders, the Fund may compare its performance, either in terms of its yield, total return or its yield and total return, to that of other mutual funds with similar investment objectives and to stock or other indices as reported in various periodicals. Performance comparisons should not be considered as representative of the future performance of the Fund.

     Each Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return for differing periods computed in the same manner but without annualizing the total return.

     Each Fund's "yield" refers to the income generated by an investment in the Fund over a 30-day (or one month) period (which period will be

                                       24

stated in the advertisement). Yield is computed by dividing the net investment income per share earned during the most recent calendar month by the maximum offering price per share on the last day of such month. This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio and all recurring charges are recognized. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the stated maturity.

     Each Fund may also utilize tax equivalent yields computed in the same manner, with adjustment for a stated income tax rate.

     The standard total return and yield results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees such as the $5 fee for exchanges.

                                       25

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             UNITED SERVICES FUNDS

                   SHARES OF THE FUNDS ARE SOLD AT NET ASSET
                        VALUE WITHOUT SALES COMMISSIONS,
                         REDEMPTION FEES OR 12B-1 FEES

                               U.S. Tax Free Fund
                    United Services Near-Term Tax Free Fund

                               INVESTMENT ADVISOR
                          U.S. Global Investors, Inc.
                              7900 Callaghan Road
                        Mailing Address: P.O. Box 29467
                            San Antonio, Texas 78229

                                 TRANSFER AGENT
                       United Shareholder Services, Inc.
                                P.O. Box 781234
                         San Antonio, Texas 78278-1234

                                   CUSTODIAN
                             Bankers Trust Company
                                 16 Wall Street
                               New York, NY 10005

                                 LEGAL COUNSEL
                          Goodwin, Procter & Hoar LLP
                                 Exchange Place
                                Boston, MA 02109

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                         One Riverwalk Place, Ste. 900
                            San Antonio, Texas 78205

                                  100% No Load

                       Be Sure to Retain This Prospectus;
                       It Contains Valuable Information.

================================================================================

                             UNITED SERVICES FUNDS

                         U.S. ALL AMERICAN EQUITY FUND

                                P.O. BOX 781234
                         SAN ANTONIO, TEXAS 78278-1234

                        1-800-US-FUNDS (1-800-873-8637)
                (INFORMATION, SHAREHOLDER SERVICES AND REQUESTS)
                        INTERNET: http://www.usfunds.com

                                   PROSPECTUS

                                NOVEMBER 1, 1996

     This prospectus presents information that a prospective investor should know about the U.S. All American Equity Fund (the "All American Equity Fund" or the "Fund"), a fund of United Services Funds (the "Trust"). The Fund is one of numerous portfolios of the Trust, a diversified, open-end management investment company. SHARES OF THE TRUST ARE NOT INSURED, GUARANTEED, SPONSORED, RECOMMENDED OR APPROVED BY THE UNITED STATES OR ANY AGENCY OR OFFICER THEREOF. Investors are responsible for determining whether or not an investment in the fund is appropriate for their needs. Read and retain this prospectus for future reference.

     A Statement of Additional Information dated November 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement is available free from United Services Funds upon written request at the address set forth above or by calling 1-800-US-FUNDS (1-800-873-8637).

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
SUMMARY OF FEES AND EXPENSES.........     2
FINANCIAL HIGHLIGHTS.................     4
INVESTMENT OBJECTIVES AND
  CONSIDERATIONS.....................     6
SPECIAL CONSIDERATIONS...............     6
HOW TO PURCHASE SHARES...............    10
HOW TO EXCHANGE SHARES...............    13
HOW TO REDEEM SHARES.................    15
HOW SHARES ARE VALUED................    19
DIVIDENDS AND TAXES..................    20
THE TRUST............................    21
MANAGEMENT OF THE FUND...............    22
PERFORMANCE INFORMATION..............    24

                          SUMMARY OF FEES AND EXPENSES

     The following summary, which is based on the Advisor's voluntary agreement to cap expenses at 0.70% of average net assets of the Fund until June 30, 1997, is provided to assist you in understanding the various costs and expenses a shareholder in the Fund could bear directly or indirectly.

                                                                         ALL AMERICAN
                                                                         EQUITY FUND
                                                                         ------------
SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load...............................................     None
     Redemption Fee...................................................     None
     Trader's Fee (on the redemption or exchange of shares held less
        than 14 days).................................................     0.10%
     Administrative Exchange Fee......................................      $5
     Account Closing Fee (does not apply to exchanges)................      $10
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
  ASSETS)(1)
     Management Fees (net of waivers and
        reimbursements)...............................................     0.00%  (2)
     12b-1 Fees.......................................................     None
     Other Expenses including Transfer Agency and Accounting Services
        Fees..........................................................     0.70%
Total Fund Operating Expenses (net of waivers and reimbursements).....     0.70%  (2)

     The Fund assesses an account maintenance fee of $3 per quarter, for a total of $12 annually. The purpose of the fee is to allocate part of the cost of maintaining shareholder accounts equally to all accounts. This fee will be deducted first from the annual dividends paid by the Fund to each shareholder account. See "Account Maintenance Fee" for more information on this fee.

                                       2

     Except for active ABC Investment PlanT accounts, custodial accounts for minors, and retirement accounts, if an account balance falls, for any reason other than market fluctuations, below $1,000 at any time during a month, that account will be subject to a monthly small account charge of $1 which will be payable quarterly. See "Small Accounts".

     A shareholder who requests delivery of redemption proceeds by wire transfer will be subject to a $10 charge. International wires will be higher.

HYPOTHETICAL EXAMPLE OF EFFECT OF FUND EXPENSES:

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period.

1 year...............................  $      29
3 years..............................         93
5 years..............................        160
10 years.............................        339

Included in these estimates are account maintenance fees of $12, $36, $60 and $120, respectively, for the periods shown and the account closing fee of $10 for each period. These fees are flat charges which do not vary with the size of your investment. Accordingly, for investments larger than $1,000, your total expenses will be substantially lower in percentage terms than this illustration implies. The examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
-------------------

(1) Annual Fund Operating Expenses are based on the Fund's historical expenses. Management Fees, Transfer Agency Fees, and Accounting Services Fees are paid to U.S. Global Investors, Inc. (the "Advisor") and its wholly owned subsidiary. Please refer to the section entitled "Management of the Fund" for further information.

(2) The Advisor has guaranteed that Total Fund Operating Expenses of the All American Equity Fund (as a percentage of net assets) will not exceed 0.70% on an annualized basis through June 30, 1997 and until such later date as the Advisor determines. Based on actual operating expenses of the Fund for the year ended June 30, 1996, Management Fees, Other Expenses, Transfer Agency Fees, Accounting Service Fees and Total Fund Operating Expenses would be 0.75%, 0.74%, 0.22%, 0.18%, and 1.89%, respectively, in the absence of the fee waiver and expense reimbursement by the Advisor.

                                       3

                              FINANCIAL HIGHLIGHTS
                         U.S. ALL AMERICAN EQUITY FUND

     The following per share data and ratios for a share of beneficial interest outstanding throughout each of the five years ended June 30, 1996 has been audited by Price Waterhouse LLP, the Fund's Independent Accountants. The related financial statements and the report of Independent Accountants are included in the Fund's 1996 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information ("SAI"). In addition to the data set forth below, further information about the performance of the Fund is contained in the Annual Report to Shareholders and SAI which may be obtained without charge.

     Selected data for a capital share outstanding throughout each year is as follows:

                                                                        YEAR ENDED JUNE 30,
                                       --------------------------------------------------------------------------------------
                                         1996       1995       1994       1993       1992       1991       1990       1989
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................  $   20.08  $   19.52  $   20.60  $   18.79  $   17.12  $   16.11  $   16.67  $   16.44
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Net investment income(a)...........        .41        .44        .44        .36        .17        .14        .49        .43
  Net realized and unrealized gain
   (loss) on investments(b)..........       4.44       2.68       (.75)      1.91       1.62        .97       (.55)       .28
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment operations.....       4.85       3.12       (.31)      2.27       1.79       1.11       (.06)       .71
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less dividends and distributions:
  Dividends from net investment
   income............................       (.38)      (.39)      (.44)      (.37)      (.12)      (.10)      (.50)      (.48)
  Distributions in excess of net
   investment income(c)..............         --         --       (.02)      (.09)        --         --         --         --
  Distributions from net realized
   gains.............................         --         --       (.31)        --         --         --         --         --
  Distributions in excess of net
   realized gain(c)..................         --      (2.17)        --         --         --         --         --         --
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total dividends and distributions....       (.38)     (2.56)      (.77)      (.46)      (.12)      (.10)      (.50)      (.48)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period.......  $   24.55  $   20.08  $   19.52  $   20.60  $   18.79  $   17.12  $   16.11  $   16.67
                                       =========  =========  =========  =========  =========  =========  =========  =========
Total Investment Return(d)...........      24.31%     17.98      (1.67)     12.15      10.51       6.84      (0.40)      4.45
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................  $  15,220     11,931     10,227     12,331     11,825     10,306      9,763     11,992
Ratio of expenses to average net
  assets.............................       0.68 (e)      0.70      0.61      1.03      2.03       2.80       2.10       1.97
Ratio of net income to average net
  assets.............................       1.84 (e)      2.33      2.11      1.86       .78        .83       2.63       2.62
Portfolio turnover rate..............      16.01%     96.92     116.61      11.55      34.83     209.26     258.30     113.24
Average commission rate paid(f)......  $  0.1000         NA         NA         NA         NA         NA         NA         NA

                                        Year Ended June 30,
                                       --------------------
                                         1988       1987
                                       ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................  $   20.24  $   18.38
                                       ---------  ---------
  Net investment income(a)...........        .40        .32
  Net realized and unrealized gain
   (loss) on investments(b)..........      (3.46)      1.92
                                       ---------  ---------
Total from investment operations.....       3.06       2.24
                                       ---------  ---------
Less dividends and distributions:
  Dividends from net investment
   income............................       (.74)      (.38)
  Distributions in excess of net
   investment income(c)..............         --         --
  Distributions from net realized
   gains.............................         --         --
  Distributions in excess of net
   realized gain(c)..................         --         --
                                       ---------  ---------
Total dividends and distributions....       (.74)      (.38)
                                       ---------  ---------
Net asset value, end of period.......  $   16.44  $   20.24
                                       =========  =========
Total Investment Return(d)...........     (15.45)     12.59
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................     16,817     36,368
Ratio of expenses to average net
  assets.............................       1.43       1.35
Ratio of net income to average net
  assets.............................       1.68       1.68
Portfolio turnover rate..............     179.67      58.26
Average commission rate paid(f)......         NA         NA

                                                   (FOOTNOTES ON FOLLOWING PAGE)

                                       4

(CONTINUED FROM PREVIOUS PAGE)

(a) Net of expense reimbursements; (b) Includes the effect of capital share transactions throughout the year; (c) Distributions in excess of net investment income and net realized gains and tax returns of capital are presented in accordance with SOP 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies, which was first implemented by the Funds in fiscal 1993. Information for prior years has not been restated; (d) Total return does not reflect the effect of account fees; (e) Expense ratio is net of expense reimbursements or fee waivers. Had such reimbursements not been made, the expense ratio would have been 1.90% and the net investment income ratio would have been 0.62%. (f) Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions were charged. This information was not required prior to 1996. Note: For the period November 2, 1990 to November 22, 1993, the Fund was passively managed as an index fund.

                                       5

                    INVESTMENT OBJECTIVES AND CONSIDERATIONS

     United Services Funds (the "Trust") is an open-end management investment company consisting of various separate, diversified portfolios managed by U.S. Global Investors, Inc. (the "Advisor"). The U.S. All American Equity Fund (the "Fund") is a sub-trust or series of the Trust.

     The Fund's investment objective is to seek capital appreciation by investing primarily in a broadly diversified portfolio of domestic common stocks. Although many of the common stocks the Fund invests in will produce dividends, the Fund seeks capital appreciation and does not emphasize income. There is no assurance that the Fund will achieve its objective. The Fund's objective is not a fundamental policy and may be changed by the Board of Trustees without shareholder approval. However, shareholders will be notified in writing at least 60 days prior to any material change to the Fund's objective.

     The Fund will invest at least 75% of its total assets in common stocks under normal conditions. The Fund will seek to generate a return which exceeds that of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). In pursuing this goal, the Fund attempts to maintain an industry diversification similar to that of the S&P 500. However, the individual stocks the Fund purchases within each industry may differ and are expected to cover a broad range of domestic companies of all sizes.

     Although the Fund will invest primarily in common stocks, the Fund may also maintain a reasonable position in high quality short-term debt securities and money market instruments to be prepared to meet redemption requests or in preparation for investment in common stocks. These securities and money market instruments may include obligations of the U.S. Government and its agencies and instrumentalities and repurchase agreements. Under normal conditions, the Fund will not invest more than 25% of its total net assets in such securities. In addition, the Fund may purchase and sell index options, stock index futures contracts or purchase or write options on such futures contracts to manage cash flow and to remain fully invested in equity securities, instead of or in addition to buying and selling the underlying securities. See "Special Considerations -- Futures Contracts and Related Options."

                             SPECIAL CONSIDERATIONS

PORTFOLIO TURNOVER

     The Fund's total portfolio turnover rate is shown in the "Financial Highlights Table". It is the policy of the Fund to seek capital appreciation. The Fund will effect portfolio transactions without regard to its holding period, if, in the judgment of the Advisor, such transactions are advisable.

                                       6

BORROWING

     The Fund may borrow from a bank up to a limit of 5% of its total assets for temporary or emergency purposes; and, it may borrow up to 33 1/3% of its total assets (reduced by the amount of all liabilities and indebtedness other than such borrowings) when deemed desirable or appropriate to meet redemption requests. To the extent that the Fund borrows money prior to selling securities, the Fund may be leveraged. At such times, the Fund may appreciate or depreciate in value more rapidly than its benchmark index. The All American Equity Fund will repay any money borrowed in excess of 5% of the value of its total assets prior to purchasing additional portfolio securities.

LENDING OF PORTFOLIO SECURITIES

     The Fund may lend securities to broker-dealers or institutional investors for their use in connection with short sales, arbitrages and other securities transactions. The Fund will not lend portfolio securities unless the loan is secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily mark-to-market basis) to the current market value of the securities loaned. In the event of a bankruptcy or breach of agreement by the borrower of the securities, the Fund could experience delays and costs in recovering the securities loaned. The Fund will not enter into securities lending agreements unless its custodian bank/lending agent will fully indemnify the Fund against loss due to borrower default. The Fund may not lend securities with an aggregate market value of more than one-third of the Fund's total net assets.

REPURCHASE AGREEMENTS

     The Fund may invest a portion of its assets in repurchase agreements with United States broker-dealers, banks and other financial institutions, provided the Fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, the Fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements must be collateralized by U.S. Government or government agency securities, the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause the Fund some loss if the value of the securities declined prior to liquidation. To minimize the risk of loss, the Fund will enter into repurchase agreements only with institutions and dealers which the Board of Trustees considers creditworthy.

                                       7


FUTURES CONTRACTS AND RELATED OPTIONS

     The Fund may invest in stock index futures contracts and related options. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of underlying stocks in the index is made. The Fund may purchase stock index futures contracts and purchase options thereon in anticipation of an increase in the market price of securities it intends to acquire. When the Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract or related option protects against not participating in such advance at a time when the Fund is not fully invested. There is a risk that futures contract price movements will not correlate perfectly with movements in the value of the underlying stock index. There is a further risk that a liquid secondary trading market may not exist at all times for these contracts, in which event the Fund might be unable to terminate a futures position at the desired time.

     The Fund may use stock index futures and related options contracts in only a portion of its portfolio. The underlying value of all such futures contracts will not exceed 35% of the Fund's total net assets. Furthermore, the Fund will not commit more than 5% of its total net assets to premiums on options and initial margin on futures contracts. The Fund will not borrow money to purchase futures or options, and will segregate cash or cash equivalents or cover its potential obligations in conformance with Securities and Exchange Commission guidelines. For a full description of these procedures see "Stock Index Futures Contracts and Related Options" in the Statement of Additional Information.

PUT AND CALL OPTIONS

     SELLING (OR WRITING) COVERED CALL OPTIONS. The Fund may sell (or write) covered call options on portfolio securities to hedge against adverse movements in the prices of these securities. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a security on or before a fixed date at a predetermined price, referred to as the strike price. If the price of the hedged security should fall or remain below the strike price, the Fund will not be called upon to deliver the security and the Fund will retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. The hedge provided by writing covered call options is limited to a price decline in the security of no more than the option premium received by the Fund for writing the option. If the security owned by the Fund appreciates above the options strike price the Fund will generally be called upon to deliver the security, which will prevent the Fund from receiving the benefit of any price appreciation above the strike price.

                                       8

     BUYING CALL OPTIONS. The Fund may purchase call options on securities which the Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. The Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. The Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

     BUYING PUT OPTIONS. The Fund may purchase put options on portfolio securities to hedge against adverse movements in the prices of these securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. The fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. The Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

     CLOSING TRANSACTIONS. The Fund may dispose of an option written by the Fund by entering into a "closing purchase transaction" for an identical option and may dispose of an option purchased by the Fund by entering into a "closing sale transaction" for an identical option. In each case, the closing transaction will have the effect of terminating the rights of the option holder and the obligations of the option purchaser and will result in a gain or loss to the Fund based upon the relative amount of the premiums paid or received for the original option and the closing transaction. The Fund may sell (or write) put options solely for the purpose of entering into closing sale transactions.

     INDEX OPTIONS. The Fund may purchase and sell call options and purchase put options on stock indices in order to manage cash flow, reduce equity exposure, or to remain fully invested in equity securities. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

SPECIAL LIMITATIONS

     The Fund may: (1) borrow up to 5% of the value of the total assets of the Fund from banks as a temporary measure (for extraordinary purposes). The All American Equity Fund may borrow up to 33 1/3% of the amount of its total assets (reduced by the amount of all liabilities and indebtedness other than such borrowings) when deemed desirable or appropriate to effect redemptions, provided, however, that the Fund will not purchase additional securities while borrowings exceed 5% of the Fund's total assets; (2) invest up to 5% of the value of the total assets of the Fund in securities of any one issuer (except such limitation does not apply to obligations issued or

                                       9

guaranteed by the United States Government, its agencies and/or instrumentalities); (3) not acquire more than 10% of the voting securities of any one issuer; and (4) lend portfolio securities with an aggregate market value of not more than one-third of the Fund's total net assets.

                             HOW TO PURCHASE SHARES

     The minimum initial investment is $1,000 for regular accounts or $50 for custodial accounts for minors. The minimum subsequent investment is $50. The minimum initial investment for persons enrolled in ABC Investment Plan (Registered Trademark) (Automatically Building Capital) is $100, and the minimum subsequent investment pursuant to such a plan is $30 or more per month per account. There is no minimum purchase for retirement plan accounts, including IRAs, administered by the Advisor or its agents and affiliates.

YOU MAY INVEST IN THE FOLLOWING WAYS:

BY MAIL

     Send your application and check, made payable to the Fund, to P.O. Box 781234, San Antonio, Texas 78278-1234.

     When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address mentioned above. Do not use the remittance portion of your confirmation statement for a different fund as it is pre-coded. This may cause your investment to be invested into the wrong fund. If you wish to purchase shares in more than one fund, send a separate check or money order for each fund. Third party checks will not be accepted; and the Trust reserves the right to refuse to accept second party checks.

BY TELEPHONE

     Once your account is open, you may make investments by telephone by calling 1-800-US-FUNDS (1-800-873-8637). Investments by telephone are not available in money market funds or any retirement account, administered by the Advisor or its agents. The maximum telephone purchase is ten times the value of the shares owned, calculated at the last available net asset value. Payment for shares purchased by telephone is due within seven business days after the date of the transaction. You cannot exchange shares purchased by telephone until after the payment has been received and accepted by the Trust.

BY WIRE

     You may make your initial or subsequent investments in United Services Funds by wiring funds. To do so, call United Services Funds at 1-800-US-FUNDS (1-800-873-8637) for a confirmation number and wiring instructions.

                                       10

BY ABC INVESTMENT PLAN (Registered Trademark)

     The ABC Investment Plan (Registered Trademark) (Automatically Building Capital) is offered as a special service allowing you to build a position in any of the United Services family of funds over time without trying to outguess the market. Once your account is open, you may make investments automatically by completing the ABC Investment Plan (Registered Trademark) form authorizing United Services Funds to draw on your money market or bank account monthly for a minimum of $30 a month beginning within thirty (30) days after the account is opened. These lower minimums are a special service bringing to small investors the benefits of United Services Funds without requiring a $1,000 minimum initial investment.

     Your investment dollars will automatically buy more shares when the market is undervalued and fewer shares when the market is overvalued. By investing an equal amount at regular, periodic intervals, you avoid the extremes in the market. Of course, using the ABC Investment Plan (Registered Trademark) does not guarantee a profit. If you sell at the bottom, no system will give you a gain.

     You may call 1-800-873-8637 to open a treasury money market fund or you could inquire at your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment or discontinue the Plan any time by letter received by United Services Funds at least two weeks before the change is to become effective.

ADDITIONAL INFORMATION ABOUT PURCHASES

     All purchases of shares are subject to acceptance by the Trust and are not binding until accepted. United Services Funds reserves the right to reject any application or investment. Orders received by the Fund's transfer agent or a sub-agent before 4:00 p.m. Eastern Time, Monday through Friday exclusive of business holidays, and accepted by the Fund will receive the share price next computed after receipt of the order. In the event that the NYSE and other financial markets close earlier, as on the eve of a holiday, orders will become effective earlier in the day at the close of trading on the NYSE.

     If your telephone order to purchase shares is canceled due to nonpayment or late payment (whether or not your check has been processed by the Fund), you will be responsible for any loss incurred by the Trust by reason of such cancellation.

     If a check is returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20 and you will be responsible for any loss incurred by the Trust with respect to cancelling the purchase.

     To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any affiliated funds already owned by any purchaser whose order is canceled, for whatever reason, and

                                       11

such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

     United Services Funds charges no sales commissions or "loads" of any kind. However, investors may purchase and sell shares through registered broker-dealers who may charge fees for their services.

     CHECKS DRAWN ON FOREIGN BANKS. To be received in good order, an investment must be made in U.S. dollars payable through a bank in the U.S. As an accommodation, the Fund's transfer agent may accept checks payable in a foreign currency or drawn on a foreign bank and will attempt to convert such checks into U.S. dollars and repatriate such amount to the Fund's account in the U.S. Your investment in the Fund will not be considered to have been received in good order until your foreign check has been converted into U.S. dollars and is available to the Funds through a bank in the U.S. Your investment in the Fund may be delayed until your foreign check has been converted into U.S. dollars and cleared the normal collection process. Any amounts charged to the Fund for collection procedures will be deducted from the amount invested.

     If the Trust incurs a charge for locating a shareholder without a current address, such charge will be passed through to the shareholder.

TAX IDENTIFICATION NUMBER

     The Fund is required by Federal law to withhold and remit to the United States Treasury a portion of the dividends, capital gain distributions and proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who underreports dividend or interest income or who fails to provide certification of tax identification number. In order to avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Transfer Agent, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

     Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In addition, the Fund assesses a $50 administrative fee if the taxpayer identification number is not provided by year-end.

CERTIFICATES

     When you open your account, United Services Funds will send you a confirmation statement, which will be your evidence that you have opened an account with United Services Funds. The confirmation statement is nonnegotiable, so if it is lost or destroyed, you will not be required to buy a lost instrument bond or be subject to other expense or trouble, as you would with a negotiable stock certificate. At your written request, United Services

                                       12

Funds will issue negotiable stock certificates. Unless your shares are purchased with wired funds, a certificate will not be issued until 15 days have elapsed from the time of purchase, or United Services Funds has satisfactory proof of payment, such as a copy of your canceled check. Negotiable certificates will not be issued for fewer than 100 shares.

                             HOW TO EXCHANGE SHARES

     You have the privilege of exchanging into any of the other funds in the United Services family of funds which are registered in your state. An exchange involves the redemption (sale) of shares of one fund and purchase of shares of another fund at the respective closing net asset value and is a taxable transaction.

FUNDS IN THE UNITED SERVICES FAMILY

     Investing involves a trade-off between potential rewards and potential risks. In order to achieve higher rewards on your investment, you must be willing to take on higher risk. If you are most concerned with safety of principal, a lower risk investment will provide greater stability but with lower potential earnings. Another strategy for dealing with volatile markets is to use the ABC Investment Plan (Registered Trademark). The list below is a reward and risk guide to all of the mutual funds in the United Services family of funds. This guide may help you decide if a fund is suitable for your investment goals.

      HIGH REWARD China Region Opportunity Fund
        HIGH RISK U.S. Gold Shares Fund
                 U.S. World Gold Fund
                 U.S. Global Resources Fund
                 Bonnel Growth Fund
                 U.S. Real Estate Fund
  MODERATE REWARD U.S. All American Equity Fund
    MODERATE RISK U.S. Income Fund
                 U.S. Tax Free Fund
                 United Services Near-Term Tax Free
                 Fund
                 United Services Intermediate Treasury
                 Fund
       LOW REWARD U.S. Government Securities Savings
                 Fund
         LOW RISK U.S. Treasury Securities Cash Fund

     If you have additional questions, one of our professional investor representatives will personally assist you. Call 1-800-US-FUNDS.

BY TELEPHONE

     You will automatically have the privilege to direct United Services Funds to exchange your shares by calling toll free 1-800-US-FUNDS (1-800-873-8637). In connection with such exchanges neither the Fund nor the Transfer Agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The shareholder, as a result of

                                       13

this policy, will bear the risk of loss. The Fund and/or its Transfer Agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmation and tape recording conversations); and if either party does not employ reasonable procedures, it may be liable for losses due to unauthorized or fraudulent transactions.

BY MAIL

     You may direct United Services Funds in writing to exchange your shares between identically registered accounts. The request must be signed exactly as the name appears in the registration. (Before writing, read "Additional Information About Exchanges.")

ADDITIONAL INFORMATION ABOUT EXCHANGES

     (1) There is a $5 charge, which is paid to United Shareholder Services, Inc. ("USSI" or the "Transfer Agent"), for each exchange out of any fund account. Retirement accounts administered by the Advisor or its agents are charged $5 for each exchange exceeding three per quarter. The exchange fee is charged to cover administrative costs associated with handling these exchanges.

     (2) An exchange involves both the redemption of shares out of the Fund and the purchase of shares in a "Separate Fund." Like any other purchase, shares of the Separate Fund cannot be purchased by exchange until all conditions of purchase are met, including investable proceeds being immediately available. Like any other redemption, the Fund reserves the right to hold exchange proceeds for up to seven days. In general, the Fund expects to exercise this right on exchanges of $50,000 or more. In such event, purchase of the Separate Fund shares will also be delayed. Separate Fund shares will be priced at their net asset value at the time of purchase. Redemption proceeds will not be invested in either fund during this period. In all cases Fund shares will be redeemed immediately, however Separate Fund shares will not be purchased until investable proceeds are available. You will be notified immediately if the purchase will be delayed.

     (3) If the shares you wish to exchange are represented by a negotiable stock certificate, the certificate must be returned before the exchange can be effected.

     (4) Shares may not be exchanged unless you have furnished United Services Funds with your tax identification number, certified as prescribed by the Internal Revenue Code and Regulations, and the exchange is to an account with like registration and tax identification number. (See "Tax Identification Number.")

     (5) Exchanges out of United Services Funds' equity funds of shares held less than 14 days are subject to a trader's fee. (See "Trader's Fee Paid to Funds.")

                                       14

     (6) The exchange privilege may be terminated at any time. The exchange fee and other terms of the privilege are subject to change.

                              HOW TO REDEEM SHARES

     You may redeem any or all of your shares at will. Redemption requests received in proper order by the Trust's transfer agent or a sub-agent before 4:00 p.m. Eastern Time, Monday through Friday exclusive of business holidays, will receive the share price next computed after receipt of the request.

BY MAIL

     A written request for redemption must be in "proper order," which requires the delivery of the following to the Transfer Agent:

     (1) a written request for redemption signed by each registered owner exactly as the shares are registered, the account number and the number of shares or the dollar amount to be redeemed;

     (2) negotiable stock certificates for any shares to be redeemed for which certificates have been issued;

     (3)  signature guarantees when required; and

     (4) such additional documents as are customarily required to evidence the authority of persons effecting redemptions on behalf of corporations, executors, trustees, and other fiduciaries. Redemptions will not become effective until all documents, in the form required, have been received by the Transfer Agent. (Before writing, read "Additional Information About Redemptions.")

HOW TO EXPEDITE REDEMPTIONS

     To redeem your Fund shares by telephone, you may call the Fund and direct an exchange out of the Fund into an identically registered account in a United Services treasury money market fund ($1,000 minimum initial investment). You may then write a check against your treasury money market fund account. See "How to Exchange Shares" for a description of exchanges, including the $5 exchange fee. Call 1-800-873-8637 for more information concerning telephone redemption and a treasury money market fund prospectus.

SPECIAL REDEMPTION ARRANGEMENTS

     Special arrangements may be made by institutional investors, or on behalf of accounts established by brokers, advisers, banks or similar institutions, to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call the Trust at 1-800-873-8637. Telephone redemptions are available for Chairman's Circle accounts.

                                       15

SIGNATURE GUARANTEE

     Redemptions in excess of $15,000 currently require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner of the shares to be redeemed or if proceeds are to be mailed to an address other than the registered address of record. When a signature guarantee is required, each signature must be guaranteed by: (a) a federally insured bank or thrift institution; (b) a broker or dealer (general securities, municipal, or government) or clearing agency registered with the U.S. Securities and Exchange Commission that maintains net capital of at least $100,000; or (c) a national securities exchange or national securities association. The guarantee must: (i) include the statement "Signature(s) Guaranteed"; (ii) be signed in the name of the guarantor by an authorized person, including the person's printed name and position with guarantor; and (iii) include a recital that the guarantor is federally insured, maintains the requisite net capital or is a national securities exchange or association. Shareholders living abroad may acknowledge their signatures before a U.S. consular officer. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments (e.g., legal officers and adjutants).

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

BY MAIL

     If your redemption check is mailed, it is usually mailed within 48 hours; however, the Fund reserves the right to hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared, which may take up to seven days. You may avoid this requirement by investing by bank wire (Federal funds). Redemption checks may be delayed if you have changed your address in the last 30 days. Please notify the Fund promptly in writing, or by telephone, of any change of address.

BY WIRE

     You may authorize the Fund to transmit redemption proceeds by wire, provided you send written wiring instructions with a signature guarantee at the time of redemption. Proceeds from your redemption will usually be transmitted on the first business day following the redemption. However, the Trust reserves the right to hold redemptions for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed or wired until the purchase check has cleared, which may take up to seven days. There is a $10 charge to cover the wire, which is deducted from redemption proceeds. International wire charges will be higher.

                                       16

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

     The redemption price may be more or less than your cost, depending on the net asset value of the Fund's portfolio next determined after your request is received.

     A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS Form W4-P and a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax.

     The Trust has the authority to redeem existing accounts and to refuse a potential account the privilege of having an account in the Trust if the Trust reasonably determines that the failure to so redeem, or to so prohibit, would have a material adverse consequence to the Trust and its shareholders. No account closing fee or redemption fee will be charged to investors whose accounts are closed under this provision.

TRADER'S FEE PAID TO FUND

     A trader's fee of 10 basis points or 0.10% of the value of shares redeemed or exchanged will be assessed to shareholders who redeem or exchange shares of the Fund held less than fourteen (14) calendar days. The trader's fee will be paid to the Fund to benefit remaining shareholders by protecting them against expenses due to excessive trading. Excessive short-term trading has an adverse impact on effective portfolio management as well as on Fund expenses. The Fund has reserved the right to refuse investments from shareholders who engage in short-term trading that may be disruptive to the Fund.

ACCOUNT CLOSING FEE

     In order to reduce Fund expenses an account closing fee of $10 will be assessed to shareholders who redeem all shares in their Fund account and direct that redemption proceeds be delivered to them by mail or wire. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate to redeeming shareholders a more equitable portion of the Transfer Agent's fee, including the cost of tax reporting, which is based upon the number of shareholder accounts. The account closing fee does not apply to exchanges between the funds in the United Services family of funds nor does it apply to any account which is involuntarily redeemed.

SMALL ACCOUNTS

     Fund accounts which fall, for any reason other than market fluctuations, below $1,000 at any time during the month, will be subject to a monthly small account charge of $1 which will be payable quarterly. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the

                                       17

charge is to allocate the costs of maintaining shareholder accounts more equally among shareholders.

     As a special service for small investors, active ABC Investment Plan (Registered Trademark) accounts, custodial accounts for minors, and retirement plan accounts administered by the Advisor or its agents and affiliates will not be subject to the small account charge.

     In order to reduce expenses of the Fund, the Trust may redeem all shares in any shareholder account, other than active ABC Investment Plan (Registered Trademark) accounts, custodial accounts for minors and retirement plan accounts, if, for a period of more than three months, the account has a net asset value of $500 or less and the reduction in value is not due to market fluctuations. If the Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety
(90) days of the notice. No account closing fee will be charged to investors whose accounts are closed under this redemption provision.

ACCOUNT MAINTENANCE FEE

     The Fund will automatically deduct a $3 per quarter ($12 annually) account maintenance fee from the dividend income paid to each shareholder account. If the dividend to be paid to an account is less than the fee to be deducted, sufficient shares will be redeemed from an account to make up the difference. Redeeming shares is a taxable event which may result in taxable gains or losses. The account maintenance fee is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charge to the Fund by an equal amount.

CONFIRMATION STATEMENTS

     Shareholders normally will receive a confirmation statement after each transaction (purchase, redemption, dividend, etc.) showing activity in the account. If you have no transactions, you will receive an annual statement only.

OTHER SERVICES

     The Trust has available a number of plans and services to meet the special needs of certain investors. Plans available include:

     (1)  payroll deduction plans, including military allotments;

     (2)  custodial accounts for minors;

     (3)  a flexible, systematic withdrawal plan; and

     (4) various retirement plans such as IRA, SEP/IRA, 403(b)(7), 401(k) and employer-adopted defined contribution plans.

                                       18

     Application forms and brochures describing these plans and services can be obtained from the Transfer Agent by calling 1-800-US-FUNDS (1-800-873-8637).

     There is an annual charge for each retirement plan fund account with respect to which Security Trust & Financial Company ("ST&FC"), a wholly-owned subsidiary of the Advisor, acts as custodian (for example, $10 for IRAs and $15 for SEP/IRAs, 403(b)(7)s, profit sharing and other such accounts). If this administrative charge is not paid separately prior to the last business day of a calendar year or prior to a total redemption, it will be deducted from the shareholder's account.

SHAREHOLDER SERVICES

     United Shareholder Services, Inc. ("USSI"), a wholly-owned subsidiary of the Advisor, acts as transfer and dividend paying agent for all fund accounts. Simply write or call 1-800-US-FUNDS for prompt service on any questions about your account.

24-HOUR ACCOUNT INFORMATION

     Shareholders can also access 24 hours a day current information on yields, share prices, latest dividends, account balances, deposits and redemptions. Just call 1-800-US-FUNDS and press the appropriate codes into your touch-tone phone.

                             HOW SHARES ARE VALUED

     Shares of the Fund are purchased or redeemed, on a continuing basis without a sales charge, at their next determined net asset value per share. The net asset value per share of the Fund is calculated separately by United Shareholder Services, Inc. Net asset value per share is determined and orders become effective as of 4:00 p.m. Eastern Time, Monday through Friday, exclusive of business holidays on which the NYSE is closed, by dividing the aggregate net assets of the Fund by the total number of shares of the Fund outstanding. In the event that the NYSE and other financial markets close earlier, as on the eve of a holiday, the net asset value per share will be determined earlier in the day at the close of trading on the NYSE.

     Valuation shall be calculated in U.S. dollars. Securities quoted in other currencies will be converted to U.S. dollars using the exchange rate then in effect in the principal market in which the relevant securities are traded. A portfolio security listed or traded on an international market, either on an exchange or over-the-counter, is valued at the last reported sales price prior to the time when assets are valued. A portfolio security listed or traded in the domestic market, either on an exchange or over-the-counter, is valued at the latest reported sale price prior to the time when assets are valued; and, lacking any sales on that day, the security is valued at the mean between the last reported bid and ask prices.

                                       19

     When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Board of Trustees.

     Portfolio securities which are traded on more than one market are valued according to the broadest and most representative market. Prices used to value portfolio securities are monitored to ensure that they represent current market values. If the price of a portfolio security is determined to be materially different from its current market value, then such security will be valued at fair value as determined by Management and approved in good faith by the Board of Trustees.

     Debt securities with maturities of 60 days or less at the time of purchase are valued on the basis of the amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                              DIVIDENDS AND TAXES

     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By complying with the applicable provisions of the Code, the Fund will not be subject to Federal income tax on its net investment income and capital gain net income that are distributed to shareholders.

     All income dividends and capital gain distributions are normally reinvested, without charge, in additional full and fractional shares of the Fund. Alternatively, investors may choose: (1) automatic reinvestment of capital gain distributions in Fund shares and payment of income dividends in cash; (2) payment of capital gain distributions in cash and automatic reinvestment of dividends in Fund shares; or (3) all income dividend and capital gain distributions paid in cash. The share price of the reinvestment will be the net asset value of the Fund shares computed at the close of business on the date the dividend or distribution is paid. Dividend checks returned to the Fund as being undeliverable and dividend checks not cashed after 180 days will automatically be reinvested at the price of the Fund on the day returned or on or about the 181st day and the distribution option will be changed to "reinvest."

     At the time of purchase, the share price of the Fund may reflect undistributed income, capital gains or unrealized appreciation of securities. Any dividend or capital gain distribution paid to a shareholder shortly after a purchase of shares will reduce the per share net asset value by the amount of the distribution. Although in effect a return of capital to the shareholder, these distributions are fully taxable.

                                       20

     The Fund generally pays dividends quarterly and distributes capital gains, if any, annually.

     The Fund is subject to a nondeductible 4 percent excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gains net of capital losses. The Fund intends to make such distributions as may be necessary to avoid this excise tax.

     Dividends from taxable net investment income and distributions of net short-term capital gains paid by the Fund are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of these dividends may qualify for the 70 percent dividends received deduction available to corporations. Distributions of net capital gains will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, regardless of the length of time the investor has held his shares.

     Each January, the Fund will report to its shareholders the Federal tax status of dividends and distributions paid or declared by the Fund during the preceding calendar year. This statement will also indicate whether and to what extent distributions qualify for the 70 percent dividends received deduction available to corporations.

     The foregoing discussion relates only to generally applicable Federal income tax provisions in effect as of the date of this prospectus. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities.

                                   THE TRUST

     United Services Funds (the "Trust") is an open-end management investment company, consisting of numerous separate, diversified portfolios, each of which has its own investment objectives and policies. The portfolios are designed to serve a wide range of investor needs.

     The Trust was formed July 31, 1984 as a "business trust" under the laws of the Commonwealth of Massachusetts. It is a "series" company which is authorized to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any series into classes. Shares of numerous series have been authorized. The Board of Trustees of the Trust has the power to create additional series, or divide existing series into two or more classes, at any time, without a vote of shareholders of the Trust.

     Under the Trust's First Amended and Restated Master Trust Agreement (the "Master Trust Agreement"), no annual or regular meeting of shareholders is required, although the Trustees may authorize special meetings from time to time. Under the terms of the Master Trust Agreement, the Trustees will be a self-perpetuating body and will continue their positions until they resign, die or are removed by a written instrument signed by at

                                       21

least two-thirds of the Trustees, by vote of shareholders holding not less than two-thirds of the shares then outstanding of the Trust cast at any meeting called for that purpose, or by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding.

     On any matter submitted to shareholders, shares of each portfolio entitle their holder to one vote per share, irrespective of the relative net asset values of each portfolio's shares. On matters affecting an individual portfolio, a separate vote of shareholders of the portfolio is required. Each portfolio's shares are fully paid and non-assessable by the Trust, have no preemptive or subscription rights, and are fully transferable, with no conversion rights.

                             MANAGEMENT OF THE FUND

TRUSTEES

     The business affairs of the Fund are managed by the Trust's Board of Trustees. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers and select the Trustees to serve as executive and audit committee members.

THE INVESTMENT ADVISOR

     U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, under an investment advisory agreement with the Trust dated October 26, 1989, furnishes investment advice and is responsible for overall management of the Trust's business affairs. Frank E. Holmes is Chief Executive Officer and Chairman of the Board of Directors of the Advisor, as well as President and Trustee of the Trust. Since October 1989, Mr. Holmes has owned more than 25% of the voting stock of the Advisor and is its controlling person. The Advisor was organized in 1968.

     The Advisor provides to the Trust, and to each of the funds within the Trust, management and investment advisory services. The Advisor furnishes an investment program for each of the funds, determines, subject to the overall supervision and review of the Board of Trustees of the Trust, what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of each of the funds. The Advisor utilizes a team approach to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. Mr. Bin Shi has been team leader of the Fund since July, 1995, and he has been a research analyst for the Advisor since January 1994, focusing on equity securities. Mr. Shi was a doctoral candidate in business administration at Freeman School of Business of Tulane University from 1990 to 1994. He received a Masters of Arts degree in Economics while enrolled in the doctoral program.

                                       22

     The Advisor provides the Trust with office space, facilities and business equipment and provides the services of executive and clerical personnel for administering the affairs of the Trust. The Advisor pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes.

     NOTWITHSTANDING THE FOLLOWING DESCRIPTION OF FEES AND OTHER EXPENSES, THE ADVISOR HAS GUARANTEED THAT TOTAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS) FOR THE ALL AMERICAN EQUITY FUND WILL NOT EXCEED 0.70% ON AN ANNUALIZED BASIS THROUGH JUNE 30, 1997 OR UNTIL SUCH LATER DATE AS THE ADVISOR DETERMINES.

     The Advisory Agreement with the Trust provides for the Fund to pay the Advisor an annual management fee based upon the average net assets of the Fund of 0.75% of average net assets up to and including $250 million and 0.50% of average net assets over $250 million. The fee paid to the Advisor for managing the Fund for the fiscal year ended June 30, 1996 was 0.00% of average net assets due to Advisor waivers.

     The Advisor may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client Fund shares.

     The Transfer Agency Agreement with the Trust provides for each fund to pay USSI an annual fee of $23.00 per account ( 1/12 of $23.00 monthly). In connection with obtaining and/or providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with the Transfer Agent, each fund shall pay to the Transfer Agent a monthly fee equal to one-twelfth ( 1/12) of 12.5 basis points (.00125) of the value of the shares of the funds held in accounts at the institutions, which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding Trust shares at the institution. These fees cover the usual transfer agency functions. In addition, the funds bear certain other Transfer Agent expenses such as the costs of record retention and postage, plus the telephone and line charges (including the toll-free 800 service) used by shareholders to contact the Transfer Agent. For the fiscal period ending June 30, 1996, the All American Equity Fund paid USSI a total of $0 for the transfer agency, lockbox and printing fees due USSI. Transfer Agent fees and expenses including reimbursed expenses, are reduced by the amount of small account charges, account closing fees, and account maintenance fees the Transfer Agent is paid.

                                       23

     USSI performs bookkeeping and accounting services, and determines the daily net asset value for the Fund. Bookkeeping and accounting services are provided to the Fund for an asset based fee of 0.03% of the first $250 million in average net assets, 0.02% of the next $250 million in average net assets, and 0.01% of assets in excess of $500 million -- subject to an annual minimum fee of $24,000. USSI received fees of $0 with respect to the Fund for the year ended June 30, 1996.

     Additionally, the Advisor is reimbursed certain costs for in-house legal services pertaining to the Fund.

     The Trust pays all other expenses for its operations and activities. Each of the funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any shareholder servicing agents, custodian fees, legal and auditors' expenses, brokerage commissions for portfolio transactions, the advisory fee, extraordinary expenses, expenses of shareholders and trustee meetings, expenses for preparing, printing, and mailing proxy statements, reports and other communications to shareholders, and expenses of registering and qualifying shares for sale, among others.

                            PERFORMANCE INFORMATION

     From time to time, in advertisements or in reports to shareholders or prospective shareholders, the Fund may compare its performance, either in terms of its yield, total return or its yield and total return, to that of other mutual funds with similar investment objectives and to stock or other indices as reported in various periodicals. Performance comparisons should not be considered as representative of the future performance of the Fund.

     The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return for differing periods computed in the same manner but without annualizing the total return.

     The Fund's "yield" refers to the income generated by an investment in the Fund over a 30-day (or one month) period (which period will be stated in the advertisement). Yield is computed by dividing the net investment income per share earned during the most recent calendar month by the maximum offering price per share on the last day of such month. This income is then "annualized."
That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

                                       24

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio and all recurring charges are recognized.

     The standard total return and yield results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees such as the $5 fee for exchanges.

     Effective November 22, 1993, the Fund changed investment objectives and policies from passive to active management of the portfolio.

                                       25

                             UNITED SERVICES FUNDS

                          SHARES OF THE FUND ARE SOLD
                           AT NET ASSET VALUE WITHOUT
                               SALES COMMISSIONS,
                         REDEMPTION FEES OR 12B-1 FEES

                         U.S. All American Equity Fund

                               INVESTMENT ADVISOR
                          U.S. Global Investors, Inc.
                              7900 Callaghan Road
                        Mailing Address: P.O. Box 29467
                            San Antonio, Texas 78229

                                 TRANSFER AGENT
                       United Shareholder Services, Inc.
                                P.O. Box 781234
                         San Antonio, Texas 78278-1234

                                   CUSTODIAN
                             Bankers Trust Company
                                 16 Wall Street
                            New York, New York 10005

                                 LEGAL COUNSEL
                          Goodwin, Procter & Hoar LLP
                                 Exchange Place
                                Boston, MA 02109

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                         One Riverwalk Place, Ste. 900
                            San Antonio, Texas 78205

                                  100% No Load

                       Be Sure to Retain This Prospectus;
                       It Contains Valuable Information.

================================================================================

                             UNITED SERVICES FUNDS

               U.S. GOLD SHARES FUND, U.S. GLOBAL RESOURCES FUND,
                              U.S. WORLD GOLD FUND

                                P.O. BOX 781234
                         SAN ANTONIO, TEXAS 78278-1234
                        1-800-873-8637 (1-800-US-FUNDS)
                (INFORMATION, SHAREHOLDER SERVICES AND REQUESTS)
                        INTERNET: http://www.usfunds.com

                                   PROSPECTUS

                                NOVEMBER 1, 1996

     This prospectus presents information that a prospective investor should know about the U.S. Gold Shares Fund, the U.S. Global Resources Fund and the U.S. World Gold Fund, three no-load mutual funds (the "Fund(s)") of United Services Funds (the "Trust"). Each Fund has a different investment objective and is designed to meet different investment needs. SOME OF THESE FUNDS INVOLVE SPECIAL RISKS AND ARE HIGHLY SPECULATIVE. EACH OF THE FUNDS MAY INVEST UP TO 10% OF THE VALUE OF THEIR RESPECTIVE NET ASSETS IN RESTRICTED SECURITIES. (SEE SECTION ENTITLED "SPECIAL RISKS.") SHARES OF THE TRUST ARE NOT INSURED, GUARANTEED, SPONSORED, RECOMMENDED OR APPROVED BY THE UNITED STATES OR ANY AGENCY OR OFFICER THEREOF. Investors are responsible for determining whether or not an investment in the fund is appropriate for their needs. Read and retain this prospectus for future reference.

     A Statement of Additional Information dated November 1, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available free from United Services Funds upon written request at the address set forth above or by calling 1-800-873-8637.

                 THESE SECURITIES HAVE NOT BEEN APPROVED OR DIS-
                  APPROVED BY THE SECURITIES AND EXCHANGE COM-
                   MISSION OR ANY STATE SECURITIES COMMISSION
                    NOR HAS THE SECURITIES AND EXCHANGE COM-
                     MISSION OR ANY STATE SECURITIES COMMIS-
                        SION PASSED UPON THE ACCURACY OR
                        ADEQUACY OF THIS PROSPECTUS. ANY
                         REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                     PAGE
                                                     ----
SUMMARY OF FEES AND EXPENSES......................     2
FINANCIAL HIGHLIGHTS..............................     4
INVESTMENT OBJECTIVES AND
  CONSIDERATIONS..................................     8
  U.S. Gold Shares Fund...........................     8
  U.S. Global Resources Fund......................     8
  U.S. World Gold Fund............................     9
COMMON INVESTMENT POLICIES........................     9
SPECIAL RISKS.....................................    11
HOW TO PURCHASE SHARES............................    15
HOW TO EXCHANGE SHARES............................    18
HOW TO REDEEM SHARES..............................    20
HOW SHARES ARE VALUED.............................    24
DIVIDENDS AND TAXES...............................    25
THE TRUST.........................................    27
MANAGEMENT OF THE FUNDS...........................    28
PERFORMANCE INFORMATION...........................    30

                          SUMMARY OF FEES AND EXPENSES

     The following summary, which is based on actual expenses and average net assets for each Fund for the year ended June 30, 1996, is provided to assist you in understanding the various costs and expenses a shareholder in each respective Fund could bear directly and indirectly.

                                        GOLD      GLOBAL      WORLD
                                        SHARES   RESOURCES    GOLD
                                        FUND       FUND       FUND
                                        -----    ---------    -----
SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load..............   None      None        None
     Redemption Fee..................   None      None        None
     Administrative Exchange Fee.....    $5         $5         $5
     Trader's Fee (on the
        redemption or the exchange of
        shares held less than 14
        calendar days)...............   0.25%      0.25%      0.25%
     Account Closing Fee (does not
        apply to exchanges)..........    $10        $10        $10
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET
  ASSETS)(1)
     Management Fees.................     75%      1.00%      0.98%
     12b-1 Fees......................    None      None        None
     Other Expenses..................    .29%       .73%       .21%
     Transfer Agency Fees............    .44%       .71%       .27%
     Accounting Services Fees........    .05%       .13%       .05%
Total Fund Operating Expenses........   1.53%      2.57%      1.51%

                                       2

     A shareholder who requests delivery of redemption proceeds by wire transfer will be subject to a $10 charge. International wires will be charged more.

HYPOTHETICAL EXAMPLE OF EFFECT OF FUND EXPENSES:

     You would pay the following expenses on a $1,000 investment, assuming 5% annual return:

                                         GOLD         GLOBAL       WORLD
                                        SHARES       RESOURCES     GOLD
                                         FUND          FUND        FUND
                                       ---------     ---------   ---------
1 year...............................    $26            $36         $25
3 years..............................     58             90          58
5 years..............................     94            146          92
10 years.............................    193            300         190

Included in these estimates is the account closing fee of $10 for each period. This is a flat charge which does not vary with the size of your investment. Accordingly, for investments larger than $1,000 your total expenses will be substantially lower in percentage terms than this illustration implies. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.
--------------------------------------------------------------------------------

(1) Annual Fund Operating Expenses are based on each Fund's historical expenses. Management Fees, Transfer Agency Fees, and Accounting Services Fees are paid to U.S. Global Investors, Inc. (the "Advisor") and its wholly owned subsidiary. Please refer to the section entitled "Management of the Funds" for further information.

                                       3

                              FINANCIAL HIGHLIGHTS
                             U.S. GOLD SHARES FUND

     The following per share data and ratios for a share of beneficial interest outstanding throughout each of the five years ended June 30, 1996 have been audited by Price Waterhouse LLP, the Fund's Independent Accountants. The related financial statements and the report of Independent Accountants are included in the Fund's 1996 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information ("SAI"). In addition to the data set forth below, further information about the performance of the Fund is contained in the Annual Report to Shareholders and SAI which may be obtained without charge.
     Selected data for a capital share outstanding throughout each year is as follows:

                                                                        YEAR ENDED JUNE 30,
                                       --------------------------------------------------------------------------------------
                                         1996       1995       1994       1993       1992       1991       1990       1989
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................  $    2.14       2.48       2.49       2.21       3.57       3.82       3.77       3.74
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Net investment income(a)...........        .05        .06        .07        .04        .07        .10        .16        .20
  Net realized and unrealized gain
   (loss) on investments(b)..........       (.30)      (.33)      (.02)       .29      (1.35)      (.25)       .08        .04
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment operations.....       (.25)      (.27)       .05        .33      (1.28)      (.15)       .24        .24
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less dividends and distributions:
  Dividends from net investment
   income............................       (.05)      (.06)      (.06)      (.04)      (.08)      (.10)      (.19)      (.21)
  Distributions in excess of net
   investment income(c)..............         --       (.01)        --       (.01)        --         --         --         --
  Distributions from net realized
   gains.............................         --         --         --         --         --         --         --         --
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total dividends and distributions....       (.05)      (.07)      (.06)      (.05)      (.08)      (.10)      (.19)      (.21)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period.......  $    1.84       2.14       2.48       2.49       2.21       3.57       3.82       3.77
                                       =========  =========  =========  =========  =========  =========  =========  =========
Total Investment Return(d)...........    (11.73)%    (11.21)      1.85      16.70     (36.45)     (3.77)      5.51       7.03
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................  $ 153,839    211,171    263,827    299,808    187,937    343,148    295,108    239,111
Ratio of expenses to average net
  assets.............................       1.54%(e)   1.42       1.46       1.88       1.54       1.54       1.46       1.54
Ratio of net income to average net
  assets.............................       1.81%(e)      2.47      2.61      2.58      2.52       2.71       3.80       5.46
Portfolio turnover rate..............      24.24%        32.75     29.40     19.93     24.69      48.94      13.13       7.49
Average commission rate paid(f)......  $  0.0523         NA         NA         NA         NA         NA         NA         NA

                                         YEAR ENDED JUNE 30,
                                         -------------------
                                          1988       1987
                                       ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................       6.32       3.32
                                       ---------  ---------
  Net investment income(a)...........        .30        .33
  Net realized and unrealized gain
   (loss) on investments(b)..........      (2.48)      3.02
                                       ---------  ---------
Total from investment operations.....      (2.18)      3.35
                                       ---------  ---------
Less dividends and distributions:
  Dividends from net investment
   income............................       (.40)      (.35)
  Distributions in excess of net
   investment income(c)..............         --         --
  Distributions from net realized
   gains.............................         --         --
                                       ---------  ---------
Total dividends and distributions....       (.40)      (.35)
                                       ---------  ---------
Net asset value, end of period.......       3.74       6.32
                                       =========  =========
Total Investment Return(d)...........     (36.44)    105.96
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................    238,051    407,603
Ratio of expenses to average net
  assets.............................       1.31       1.32
Ratio of net income to average net
  assets.............................       5.10       6.45
Portfolio turnover rate..............      18.05      23.75
Average commission rate paid(f)......         NA         NA
                                                 (CONTINUED)

                                       4

                              FINANCIAL HIGHLIGHTS
                           U.S. GLOBAL RESOURCES FUND

     The following per share data and ratios for a share of beneficial interest outstanding throughout each of the five years ended June 30, 1996 have been audited by Price Waterhouse LLP, the Fund's Independent Accountants. The related financial statements and the report of Independent Accountants are included in the Fund's 1996 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information ("SAI"). In addition to the data set forth below, further information about the performance of the Fund is contained in the Annual Report to Shareholders and SAI which may be obtained without charge.
     Selected data for a capital share outstanding throughout each year is as follows:

                                                                        YEAR ENDED JUNE 30,
                                       --------------------------------------------------------------------------------------
                                         1996       1995       1994       1993       1992       1991       1990       1989
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................  $    5.76  $    5.74  $    6.10       5.78       5.76       6.31       7.07       7.67
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Net investment income(a)...........       (.01)      (.03)      (.02)       .01        .00        .03        .12        .13
  Net realized and unrealized gain
   (loss) on investments(b)..........       1.31        .36       (.18)       .35        .25       (.12)       .02       (.33)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment operations.....       1.30        .33       (.20)       .36        .25       (.09)       .14       (.20)
                                       =========  =========  =========  =========  =========  =========  =========  =========
Less dividends and distributions:
  Dividends from net investment
   income............................         --         --         --       (.01)      (.07)      (.04)      (.50)        --
  Distributions in excess of net
   investment income(c)..............       (.01)        --       (.01)      (.03)        --         --         --         --
  Distributions from net realized
   gains.............................       (.07)        --       (.15)        --       (.16)      (.42)      (.40)      (.40)
  Distributions in excess of net
   realized gain(c)..................         --       (.31)        --         --         --         --         --         --
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total dividends and distributions....       (.08)      (.31)      (.16)      (.04)      (.23)      (.46)      (.90)      (.40)
                                       =========  =========  =========  =========  =========  =========  =========  =========
Net asset value, end of period.......  $    6.98       5.76       5.74       6.10       5.78       5.76       6.31       7.07
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Investment Return(d)...........      22.80%      5.94      (3.73)      6.46       4.31      (1.26)      (.47)     (2.36)
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................  $  24,534     21,452     21,620     23,939     25,384     28,157     31,694     31,694
Ratio of expenses to average net
  assets.............................       2.57%(e)  2.49       2.43       2.46       2.33       2.43       2.10       2.04
Ratio of net income to average net
  assets.............................      (0.13)%(e) (.60)      (.34)       .17        .61        .58       1.37       1.78
Portfolio turnover rate..............     116.77%    50.24      57.74     119.69      55.07      81.80      70.22      21.31
Average commission rate paid(f)......  $  0.0306        NA         NA         NA         NA         NA         NA         NA

                                       YEAR ENDED JUNE 30,
                                       -------------------

                                         1988       1987
                                       ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................      11.00       5.29
                                       ---------  ---------
  Net investment income(a)...........        .14       (.19)
  Net realized and unrealized gain
   (loss) on investments(b)..........      (2.77)      5.90
                                       ---------  ---------
Total from investment operations.....      (2.63)      5.71
                                       =========  =========
Less dividends and distributions:
  Dividends from net investment
   income............................         --         --
  Distributions in excess of net
   investment income(c)..............         --         --
  Distributions from net realized
   gains.............................       (.70)        --
  Distributions in excess of net
   realized gain(c)..................         --         --
                                       ---------  ---------
Total dividends and distributions....       (.70)        --
                                       =========  =========
Net asset value, end of period.......       7.67      11.00
                                       ---------  ---------
Total Investment Return(d)...........     (24.01)    107.55
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................     37,064     44,930
Ratio of expenses to average net
  assets.............................       (.49)      2.90
Ratio of net income to average net
  assets.............................       1.78      (1.64)
Portfolio turnover rate..............      26.78       7.98
Average commission rate paid(f)......         NA         NA
                                                 (CONTINUED)

                                       5

                              FINANCIAL HIGHLIGHTS
                              U.S. WORLD GOLD FUND

     The following per share data and ratios for a share of beneficial interest outstanding throughout each of the five years ended June 30, 1996 have been audited by Price Waterhouse LLP, the Fund's Independent Accountants. The related financial statements and the report of Independent Accountants are included in the Fund's 1996 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information ("SAI"). In addition to the data set forth below, further information about the performance of the Fund is contained in the Annual Report to Shareholders and SAI which may be obtained without charge.
     Selected data for a capital share outstanding throughout each year is as follows:

                                                                        YEAR ENDED JUNE 30,
                                       --------------------------------------------------------------------------------------
                                         1996       1995       1994       1993       1992       1991       1990       1989
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................  $   15.81      15.63      14.59       9.51      10.04      10.77      11.57      14.03
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Net investment income(a)...........       (.08)      (.12)      (.09)      (.12)      (.13)      (.10)      (.04)       .02
  Net realized and unrealized gain
   (loss) on investments(b)..........       5.39        .33       1.13       5.20       (.40)      (.63)      (.66)     (2.48)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment operations.....       5.31        .21       1.04       5.08       (.53)      (.73)      (.70)     (2.46)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less dividends and distributions:
  Dividends from net investment
   income............................         --         --         --         --         --         --       (.10)        --
  Distributions in excess of net
   investment income(c)..............         --       (.03)        --         --         --         --         --         --
  Distributions from net realized
   gains.............................         --         --         --         --         --         --         --      (2.30)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total dividends and distributions....         --       (.03)        --         --         --         --       (.10)        --
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period.......  $   21.12      15.81      15.63      14.59       9.51      10.04      10.77      11.57
                                       =========  =========  =========  =========  =========  =========  =========  =========
Total Investment Return(d)...........      33.59%      1.36       7.13      53.58      (5.37)     (7.03)     (7.02)    (16.42)
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................  $ 248,781    181,473    202,819    109,805     57,942     65,423     72,626     85,119
Ratio of expenses to average net
  assets.............................       1.51%(e)  1.55       1.53       2.00       2.20       2.22       1.95       2.00
Ratio of net income to average net
  assets.............................       (.40)%(e) (.66)      0.66      (1.15)     (1.18)      (.95)      (.24)       .13
Portfolio turnover rate..............      25.97%    28.02      19.65      26.05      47.28      44.46      25.52       0.02
Average commission rate paid(f)......  $  0.0202        NA         NA         NA         NA         NA         NA         NA

                                       YEAR ENDED JUNE 30,
                                       -------------------
                                         1988       1987
                                       ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................      20.47       9.61
                                       ---------  ---------
  Net investment income(a)...........        .00        .00
  Net realized and unrealized gain
   (loss) on investments(b)..........      (4.14)     11.06
                                       ---------  ---------
Total from investment operations.....      (4.14)     11.06
                                       ---------  ---------
Less dividends and distributions:
  Dividends from net investment
   income............................         --         --
  Distributions in excess of net
   investment income(c)..............         --         --
  Distributions from net realized
   gains.............................       (.20)        --
                                       ---------  ---------
Total dividends and distributions....      (2.30)      (.20)
                                       ---------  ---------
Net asset value, end of period.......      14.03      20.47
                                       =========  =========
Total Investment Return(d)...........     (21.29)    116.80
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................    104,273    126,839
Ratio of expenses to average net
  assets.............................       1.47       1.47
Ratio of net income to average net
  assets.............................        .04       (.05)
Portfolio turnover rate..............      39.20      43.66
Average commission rate paid(f)......         NA         NA

                               (FOOTNOTES ON FOLLOWING PAGE)

                                       6

(CONTINUED FROM PREVIOUS PAGE)

(a) Net of expense reimbursements; (b) Includes the effect of capital share transactions throughout the year; (c) Distributions in excess of net investment income and net realized gains and tax returns of capital are presented in accordance with SOP 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies, which was first implemented by the Funds in fiscal 1993. Information for prior years has not been restated; (d) Total return does not reflect the effect of account fees; (e) Expense ratio is net of expense reimbursements or fee waivers by the Advisor. Had such reimbursements not been made, the expense ratio subject to the most restrictive state limitation would have been 1.58%, 2.58% and 1.53%, and the net investment income ratio would have been 1.76%, (0.14)% and (0.42)% for the Gold Shares, Global Resources and World Gold Funds, respectively; (f) Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions were charged. This information was not required prior to 1996.

                                       7

                    INVESTMENT OBJECTIVES AND CONSIDERATIONS

     United Services Funds (the "Trust") offers investors three natural resources funds: the U.S. Gold Shares Fund ("Gold Shares Fund"), U.S. Global Resources Fund ("Global Resources Fund") and U.S. World Gold Fund ("World
Gold Fund"). Each Fund has a principal objective of long-term growth of capital as well as protection against inflation and monetary instability. The Gold Shares Fund has a secondary objective of current income. The Gold Shares Fund invests a substantial portion of its assets in issuers located in the Republic of South Africa, and while the World Gold Fund may invest in South African issuers, typically it does not. The Gold Shares Fund and the World Gold Fund invest primarily in gold-related issuers; the Global Resources Fund may diversify its investments substantially among all natural resources.

U.S. GOLD SHARES FUND

     The primary investment objective of the Gold Shares Fund is to seek long-term growth of capital as well as protection against inflation and monetary instability. Current income is a secondary objective.

     The Gold Shares Fund concentrates its investments in common stocks of companies involved in exploration for, mining of, processing of, or dealing in gold with emphasis on stocks of foreign companies. Normally, at least 65% of the Gold Shares Fund's total net assets will be invested in securities of companies involved in gold operations. The Gold Shares Fund may also invest in the securities of issuers engaged in operations related to silver and other precious metals and may be subject to risks not present with other mutual funds. See "Special Risks."

     The Advisor believes that, over the long term, the value of gold and other precious metals will increase and the value of securities of companies involved in gold operations will also increase.

     The Gold Shares Fund may invest 10% of the value of its net assets in securities which are subject to legal or contractual restrictions on resale and may also invest in warrants. See "Special Risks."

U.S. GLOBAL RESOURCES FUND

     The principal objective of the Global Resources Fund is to provide long-term growth of capital as well as protection against inflation and monetary instability. Current income is not a consideration.

     The Global Resources Fund concentrates its investments in the equity securities of large capitalization companies primarily engaged in the exploration, mining, processing, fabrication and distribution of natural resources of any kind, including timber, hydrocarbons, minerals and metals such as platinum, uranium, strategic metals, gold, silver, diamonds, coal, oil and phosphates. Consistent with its investment objectives, the Global Resources Fund may diversify its investments substantially among all natural

                                       8

resources. The Global Resources Fund may invest in small issuers and may also invest up to 5% of its total net assets in warrants.

     The Global Resources Fund may invest in issuers located in any part of the world. There is no limit on the Global Resources Fund's investment in the securities of foreign issuers. The Global Resources Fund is highly speculative. See "Special Risks."

U.S. WORLD GOLD FUND

     The principal objective of the World Gold Fund is to provide long-term growth of capital as well as protection against inflation and monetary instability. Current income is not a consideration.

     The World Gold Fund concentrates its investments in the equity securities of companies primarily engaged in the exploration, mining, processing, fabrication and distribution of gold or other metals, such as silver, platinum, uranium, strategic metals, and natural resources such as diamonds, coal, oil and phosphates.

     The World Gold Fund seeks to achieve this investment objective by investing at least 25% of its total assets in the securities of companies principally engaged in natural resource operations. Under normal circumstances, at least 65% of its total net assets will be invested in the securities of companies involved in the exploration for, mining and processing of, or dealing in, gold.

     The World Gold Fund may invest in issuers located in any part of the world. There is no limit on the World Gold Fund's investment in securities of foreign issuers. The World Gold Fund may also invest up to 5% of its total net assets in warrants. The World Gold Fund is highly speculative. The World Gold Fund may invest in small issuers. See "Special Risks."

                           COMMON INVESTMENT POLICIES

DEFENSIVE INVESTMENT STRATEGY

     Each Fund can be temporarily invested, without limitation, other than its investment restrictions, in short-term money market instruments, if in the opinion of the Advisor, market conditions warrant.

ILLIQUID SECURITIES

     Subject to any other investment restrictions, each Fund's investments in illiquid securities (which includes securities without readily available market quotations, repurchase agreements with maturities in excess of seven days, and restricted securities) is limited, in the aggregate, to 10% of total net assets.

                                       9

PUT AND CALL OPTIONS

     SELLING (OR WRITING) COVERED CALL OPTIONS. Each Fund may sell (or write) covered call options on portfolio securities to hedge against adverse movements in the prices of these securities. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a security on or before a fixed date at a predetermined price, referred to as the strike price. If the price of the hedged security should fall or remain below the strike price, the Fund will not be called upon to deliver the security, and the Fund will retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. The hedge provided by writing covered call options is limited to a price decline in the security of no more than the option premium received by the Fund for writing the option. If the security owned by the Fund appreciates above the option's strike price, the Fund will generally be called upon to deliver the security, which will prevent the Fund from receiving the benefit of any price appreciation above the strike price.

     BUYING CALL OPTIONS. Each Fund may purchase call options on securities which each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. Each Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

     BUYING PUT OPTIONS. Each Fund may purchase put options on portfolio securities to hedge against adverse movements in the prices of these securities. Each Fund may also purchase put options on securities the Fund does not currently hold if the Fund anticipates that the price of such securities may decrease during the option period. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. Each Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. Each Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

     CLOSING TRANSACTIONS. Each Fund may dispose of an option written by the Fund by entering into a "closing purchase transaction" for an identical option and may dispose of an option purchased by the Fund by entering into a "closing sale transaction" for an identical option. In each case, the closing transactions will have the effect of terminating the rights of the option holder and the obligations of the option purchaser and will result in a gain or loss to the Fund based upon the relative amount of the

                                       10

premiums paid or received for the original option and the closing transaction. Each Fund may sell (or write) put options solely for the purpose of entering into closing sale transactions.

     INDEX OPTIONS. Each Fund may purchase and sell call options and purchase put options on stock indices in order to manage cash flow, reduce equity exposure, or to remain fully invested in equity securities. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

     LIMITATIONS. Each Fund may purchase and sell only call options that are listed on a securities exchange. Each Fund may also purchase put options that are listed and traded on securities exchanges or quoted on NASDAQ. Not more than 2% of each Fund's total net assets may be invested in premiums on put options, and not more than 25% of the Fund's total net assets may be subject to put options. A Fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased and written by the Fund would exceed 5% of the Fund's total assets. A Fund will not write any call option if, immediately thereafter, the aggregate value of the Fund's securities subject to outstanding call options would exceed 25% of the value of each Fund's total assets.

GOLD AND GOLD BULLION

     The Gold Shares Fund and the World Gold Fund may invest up to 10% of each Fund's respective total net assets in gold or gold bullion.

                                 SPECIAL RISKS

GOLD AND SILVER SECURITIES

     Investment in gold and silver securities presents risks because the price of gold and silver has fluctuated substantially over short periods of time.

     Prices may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances or trade or currency restrictions between countries. The price of gold and silver mining shares frequently fluctuates even more dramatically than the price of gold and silver. THE GOLD SHARES FUND HAS SIGNIFICANT INVESTMENTS IN SOUTH AFRICAN ISSUERS. THE UNSTABLE POLITICAL AND SOCIAL CONDITIONS IN SOUTH AFRICA AND THE UNSETTLED POLITICAL CONDITIONS PREVAILING IN NEIGHBORING COUNTRIES MAY HAVE DISRUPTIVE EFFECTS ON THE MARKET PRICES OF THE INVESTMENTS OF THE GOLD SHARES FUND AND MAY IMPAIR ITS ABILITY TO HOLD INVESTMENTS IN SOUTH AFRICAN ISSUERS.

                                       11

GOLD AND GOLD BULLION

     Because gold and gold bullion do not generate investment income, the return to the Gold Shares Fund or the World Gold Fund from such investments will be derived solely from the gains and losses realized by the Fund upon the sale of the gold and gold bullion. Each Fund may also incur storage and other costs relating to its investments in gold and gold bullion. Under certain circumstances, these costs may exceed the custodial and brokerage costs associated with investments in portfolio securities.

FOREIGN SECURITIES

     Investment in foreign securities may involve risks not present in domestic investment. These include fluctuating exchange rates, the fact that foreign issuers may be subject to different, and in some cases, less comprehensive accounting, financial reporting and disclosure standards than are domestic issuers; the risk of adverse changes in foreign investment or exchange control regulations; expropriation or confiscatory taxation; political or financial instability; or other developments which can affect investments. All of the Funds may invest in the securities of foreign issuers that are listed on a domestic or foreign exchange, quoted on NASDAQ, or traded in the domestic or foreign over-the-counter market.

INVESTMENT IN SMALL ISSUERS

     The Global Resources Fund and the World Gold Fund may invest in small companies for which it is difficult to obtain reliable information and financial data. The securities of these smaller companies may not be readily marketable, making it difficult to dispose of shares when it may otherwise be advisable. In addition, certain issuers in which a Fund may invest may face difficulties in obtaining the capital necessary to continue in operation and may become insolvent, which may result in a complete loss of the Fund's investment in such issuers.

RESTRICTED SECURITIES

     Investment in restricted securities, that is, securities which are subject to legal or contractual restrictions on resale, may present certain risks due to the difficulty a Fund may have in disposing of such securities at a specified time. The disposition of these securities may be restricted under Federal securities laws, and, as a result, a Fund may either be unable to dispose of such investments or be forced to dispose of them at less than their fair value. A Fund may be subject to time delays and incur costs or losses as a result of having to hold the restricted securities in its portfolio for a longer period than intended.

BORROWING

     As a fundamental policy, the Gold Shares Fund and World Gold Fund may borrow money only for temporary or emergency purposes (not for

                                       12

leveraging or investment) and the amount of such borrowings may not exceed 33 1/3% of a Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). In addition, as a matter of nonfundamental policy, the Gold Shares Fund and World Gold Fund will not purchase any security while borrowings represent more than 5% of its total assets outstanding. As a fundamental policy, the Global Resources Fund may borrow from a bank up to a limit of 5% of the total assets of the Fund as a temporary measure (for emergency purposes).

     Such borrowings may be deemed desirable or appropriate to meet redemption requests or other temporary demands for cash. For example, rather than incurring the trading costs associated with liquidating portfolio securities to raise cash to pay for shareholder redemptions, the Fund may temporarily borrow cash and, if subsequent shareholder purchases do not provide the cash to cover the redemptions, liquidate portfolio securities in an orderly manner to repay the borrowed cash. To the extent that a Fund borrows money prior to selling securities, the Fund would be leveraged such that the Fund's net assets may appreciate or depreciate in value more than an unleveraged portfolio of similar securities.

LENDING OF PORTFOLIO SECURITIES

        Each Fund may lend securities to broker-dealers or institutional investors for their use in connection with short sales, arbitrages and other securities transactions. A Fund will not lend portfolio securities unless the loan is secured by collateral (consisting of any combination of cash, United States Government securities or irrevocable letters of credit) in an amount at least equal (on a daily mark-to-market basis) to the current market value of the securities loaned. In the event of a bankruptcy or breach of agreement by the borrower of the securities, a Fund could experience delays and costs in recovering the securities loaned. A Fund will not enter into securities lending agreements unless its custodian bank/lending agent will fully indemnify the Fund against loss due to borrower default. A Fund may not lend securities with an aggregate market value of more than one-third of the Fund's total net assets.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will

                                       13

only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will restrict liquid securities in an amount at least equal in value to the Fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

REPURCHASE AGREEMENTS

     Each Fund may invest a portion of its assets in repurchase agreements with domestic broker-dealers, banks and other financial institutions, provided the Fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, a Fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements must be collateralized by United States Government or government agency securities, the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause the Fund some loss if the value of the securities declined prior to liquidation. To minimize the risk of loss, a Fund will enter into repurchase agreements only with institutions and dealers which the Board of Trustees considers creditworthy.

     The Global Resources Fund and the World Gold Fund may invest up to 10% of their respective total net assets in repurchase agreements of more than seven days maturity.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- U.S. GOLD SHARES AND U.S. WORLD GOLD FUNDS

     The U.S. Gold Shares Fund and the U.S. World Gold Fund are permitted to purchase and sell futures contracts and options on futures contracts. Currently, the Advisor does not intend to purchase or sell futures contracts or options on futures contracts on behalf of either Fund. Neither Fund will invest in such instruments without first amending the Fund's prospectus to provide shareholders with additional disclosure concerning these investment practices.

SPECIAL LIMITATIONS

     The investment objective of each Fund may not be changed without the vote of a majority of that Fund's outstanding voting securities.

        Each Fund may: (1) invest up to 5% of the value of the total assets of that Fund in securities of any one issuer (except such limitation does not

                                       14

apply to obligations issued or guaranteed by the U.S. Government, its agencies and/or instrumentalities); (2) not acquire more than 10% of the voting securities of any one issuer; (3) lend portfolio securities with an aggregate market value of not more than one-third of such Fund's total net assets; and (4) invest up to 5% of the total net assets in securities of companies (including predecessors) that have been in continuous operation for less than three years.

                             HOW TO PURCHASE SHARES

     The minimum initial investment is $1,000 for regular accounts or $50 for custodial accounts for minors. The minimum subsequent investment is $50. The minimum initial investment for persons enrolled in the ABC Investment Plan(R) is $100, and the minimum subsequent investment pursuant to such a plan is $30 or more per month per account. There is no minimum purchase for retirement plan accounts, including IRAs, administered by the Advisor or its agents and affiliates.

YOU MAY INVEST IN THE FOLLOWING WAYS:

BY MAIL

     Send your application and check or money order, made payable to the respective Fund, to P.O. Box 781234, San Antonio, Texas 78278-1234.

     When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address mentioned above. Do not use the remittance portion of your confirmation statement for a different fund as it is pre-coded. This may cause your investment to be invested into the wrong fund. If you wish to purchase shares in more than one fund, send a separate check or money order for each fund. Third party checks will not be accepted; and, the Trust reserves the right to refuse to accept second party checks.

BY TELEPHONE

     Once your account is open, you may make investments by telephone by calling 1-800-US-FUNDS (1-800-873-8637). Investments by telephone are not available in money market funds or any retirement account administered by the Advisor or its agents. The maximum telephone purchase is ten times the value of the shares owned, calculated at the last available net asset value. Payment for shares purchased by telephone is due within seven (7) business days after the date of the transaction. You cannot exchange shares purchased by telephone until after the payment has been received and accepted by the Trust.

                                       15

BY WIRE

     You may make your initial or subsequent investments in United Services Funds by wiring funds. To do so, call United Services Funds for a confirmation number and wiring instructions.

BY ABC INVESTMENT PLAN (Registered Trademark)

     The ABC Investment Plan (Registered Trademark) (Automatically Building Capital) is offered as a special service allowing you to build a position in any of the United Services family of funds over time without trying to outguess the market. Once your account is open, you may make investments automatically by completing the ABC Investment Plan (Registered Trademark) form authorizing United Services Funds to draw on your money market or bank account monthly for a minimum of $30 a month beginning within thirty (30) days after the account is opened. These lower minimums are a special service bringing to small investors the benefits of United Services Funds without requiring a $1,000 minimum initial investment.

     Your investment dollars will automatically buy more shares when the market is undervalued and fewer shares when the market is overvalued. By investing an equal amount at regular, periodic intervals, you avoid the extremes in the market. Of course, using the ABC Investment Plan (Registered Trademark) does not guarantee a profit. If you sell at the bottom, no system will give you a gain.

     You may call 1-800-873-8637 to open a treasury money market fund or inquire at your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment or discontinue the Plan any time by letter received by United Services Funds at least two weeks before the change is to become effective.

ADDITIONAL INFORMATION ABOUT PURCHASES

     All purchases of shares are subject to acceptance by the Trust and are not binding until accepted. United Services Funds reserves the right to reject any application or investment. Orders received by the Funds' transfer agent or a sub-agent before 4:00 p.m. Eastern Time, Monday through Friday exclusive of business holidays, and accepted by the Fund will receive the share price next computed after receipt of the order. Orders to purchase shares of U.S. Gold Shares Fund will not be accepted after 3:00 p.m. Eastern Time. In the event that the NYSE and other financial markets close earlier, as on the eve of a holiday, orders will become effective earlier in the day at the close of trading on the NYSE.

     If your telephone order to purchase shares is canceled due to nonpayment or late payment (whether or not your check has been processed by the Fund), you will be responsible for any loss incurred by the Trust by reason of such cancellation.

                                       16

     If a check is returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20 and you will be responsible for any loss incurred by the Trust with respect to cancelling the purchase.

     To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any affiliated funds already owned by any purchaser whose order is canceled, for whatever reason, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

     United Services Funds charges no sales commissions or "loads" of any kind. However, investors may purchase and sell shares through registered broker-dealers who may charge for their services.

     CHECKS DRAWN ON FOREIGN BANKS. To be received in good order, an investment must be made in U.S. dollars payable through a bank in the U.S. As an accommodation, the Funds' transfer agent may accept checks payable in a foreign currency or drawn on a foreign bank and will attempt to convert such checks into U.S. dollars and repatriate such amount to the Fund's account in the U.S. Your investment in the Fund will not be considered to have been received in good order until your foreign check has been converted into U.S. dollars and is available to the Funds through a bank in the U.S. Your investment in the Fund may be delayed until your foreign check has been converted into U.S. dollars and cleared the normal collection process. Any amounts charged to the Fund for collection procedures will be deducted from the amount invested.

     If the Trust incurs a charge for locating a shareholder without a current address, such charge will be passed through to the shareholder.

TAX IDENTIFICATION NUMBER

     Each Fund is required by Federal law to withhold and remit to the United States Treasury a portion of the dividends, capital gain distributions and proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who underreports dividend or interest income or who fails to provide certification of tax identification number. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Transfer Agent, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

     Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In addition, the Funds assess a $50 administrative fee if the taxpayer identification number is not provided by year end.

                                       17

CERTIFICATES

     When you open your account, United Services Funds will send you a confirmation statement, which will be your evidence that you have opened an account with United Services Funds. The confirmation statement is non-negotiable, so if it is lost or destroyed, you will not be required to buy a lost instrument bond or be subject to other expense or trouble, as you would with a negotiable stock certificate. At your written request, United Services Funds will issue negotiable stock certificates. Unless your shares are purchased with wired funds, a certificate will not be issued until 15 days have elapsed from the time of purchase, or United Services Funds has satisfactory proof of payment, such as a copy of your canceled check. Negotiable certificates will not be issued for fewer than 100 shares.

                             HOW TO EXCHANGE SHARES

     You have the privilege of exchanging into any of the other funds in the United Services family of funds which are registered in your state. An exchange involves the redemption (sale) of shares of one fund and purchase of shares of another fund at the respective closing net asset value and is a taxable transaction.

FUNDS IN THE UNITED SERVICES FAMILY

     Investing involves a trade-off between potential rewards and potential risks. In order to achieve higher rewards on your investment, you must be willing to take on higher risk. If you are most concerned with safety of principal, a lower risk investment will provide greater stability but with lower potential earnings. Another strategy for dealing with volatile markets is to use the ABC Investment Plan (Registered Trademark). The list below is a reward and risk guide to all of the mutual funds in the United Services family of funds. This guide may help you decide if a fund is suitable for your investment goals.

              High Reward        China Region Opportunity Fund
              High Risk          U.S. Gold Shares Fund
                                 U.S. World Gold Fund
                                 U.S. Global Resources Fund
                                 Bonnel Growth Fund
                                 U.S. Real Estate Fund
              Moderate Reward    U.S. All American Equity Fund
              Moderate Risk      U.S. Income Fund
                                 U.S. Tax Free Fund
                                 United Services Near-Term Tax Free Fund
                                 United Services Intermediate Treasury Fund
              Low Reward         U.S. Government Securities Savings Fund
              Low Risk           U.S. Treasury Securities Cash Fund

     If you have additional questions, one of our professional investor representatives will personally assist you. Call 1-800-US-FUNDS.

                                       18

BY TELEPHONE

        You will automatically have the privilege to direct United Services Funds to exchange your shares by calling toll free 1-800-US-FUNDS (1-800-873-8637). Orders to exchange shares of U.S. Gold Shares Fund will not be accepted after 3:00 p.m. Eastern Time or at such earlier time in the day as the net asset value per share is determined. In connection with such exchanges, neither the Fund nor the Transfer Agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The shareholder, as a result of this policy, will bear the risk of loss. Each Fund and/or its Transfer Agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmation and tape recording conversations); and if either party does not employ reasonable procedures, it may be liable for losses due to unauthorized or fraudulent transactions.

BY MAIL

     You may direct United Services Funds in writing to exchange your shares between identically registered accounts. The request must be signed exactly as the name appears in the registration. (Before writing, read "Additional Information About Exchanges.")

ADDITIONAL INFORMATION ABOUT EXCHANGES

     (1) There is a $5 charge, which is paid to United Shareholder Services, ("USSI" or the "Transfer Agent"), for each exchange transaction out of any fund account. Retirement accounts administered by the Advisor or its agents are charged $5 for each exchange exceeding three per quarter. The exchange fee is charged to cover administrative costs associated with handling these exchanges.

     (2) An exchange involves both the redemption of shares out of the Fund and the purchase of shares in a "Separate Fund." Like any other purchase, shares of the Separate Fund cannot be purchased by exchange until all conditions of purchase are met, including investable proceeds being immediately available. Like any other redemption, the Fund reserves the right to hold exchange proceeds for up to seven days. In general, the Fund expects to exercise this right on exchanges of $50,000 or more. In such event, purchase of the Separate Fund shares will be delayed until proceeds from the redemption are invested. Separate Fund shares will be priced at their net asset value at the time of purchase. During the period after redemption and prior to purchase, you will not be invested in either the Fund or the Separate Fund. You will be notified immediately if the purchase of Separate Fund shares will be delayed.

     (3) If the shares you wish to exchange are represented by a negotiable stock certificate, the certificate must be returned before the exchange can be effected.

                                       19

     (4) Shares may not be exchanged unless you have furnished United Services Funds with your tax identification number, certified as prescribed by the Internal Revenue Code and Regulations, and the exchange is to an account with like registration and tax identification number. (See "Tax Identification Number.")

     (5) Exchanges out of United Services Funds' equity funds of shares held less than 14 days are subject to a trader's fee. (See "Traders's Fee Paid to the Fund.")

     (6) The exchange privilege may be terminated at any time. The exchange fee and other terms of the privilege are subject to change.

                              HOW TO REDEEM SHARES

     You may redeem any or all of your shares at will. Redemption requests received in proper order by the Funds' transfer agent or a sub-agent before 4:00 p.m. Eastern Time, Monday through Friday exclusive of business holidays will receive the share price next computed after receipt of the request. Orders to purchase shares of U.S. Gold Shares Fund will not be accepted after 3:00 p.m. Eastern Time.

BY MAIL

     A written request for redemption must be in "proper order," which requires delivery of the following to the Transfer Agent:

     (1) a written request for redemption signed by each registered owner exactly as the shares are registered, the account number and the number of shares or the dollar amount to be redeemed;

     (2) negotiable stock certificates for any shares to be redeemed for which certificates have been issued;

     (3) signature guarantees when required; and

     (4) such additional documents as are customarily required to evidence the authority of persons effecting redemptions on behalf of corporations, executors, trustees, and other fiduciaries. Redemptions will not become effective until all documents, in the form required, have been received by the Transfer Agent. (Before writing, read "Additional Information About Redemptions.")

HOW TO EXPEDITE REDEMPTIONS

     To redeem your Fund shares by telephone, you may call the Fund and direct an exchange out of the Fund into an identically registered account in a United Services treasury money market fund ($1,000 minimum initial investment). You may then write a check against your treasury money market fund account. See "How to Exchange Shares" in the prospectus for a description of exchanges, including the $5 exchange fee. Call 1-800-873-8637 for more information concerning telephone redemption and a treasury money market fund prospectus.

                                       20

SPECIAL REDEMPTION ARRANGEMENTS

     Special arrangements may be made by institutional investors, or on behalf of accounts established by brokers, advisers, banks or similar institutions, to have redemption proceeds transferred by wire to preestablished accounts upon telephone instructions. For further information call the Trust at 1-800-873-8637. Telephone redemptions are available for accounts with a balance of at least $50,000. To establish telephone redemption privileges, call 1-800-873-8637 for information. Telephone redemptions are available for Chairman's Circle accounts.

SIGNATURE GUARANTEE

     Redemptions in excess of $15,000 require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner of the shares to be redeemed or if proceeds are to be mailed to an address other than the registered address of record. When a signature guarantee is required, each signature must be guaranteed by: (a) a federally insured bank or thrift institution; (b) a broker or dealer (general securities, municipal, or government) or clearing agency registered with the U.S. Securities and Exchange Commission that maintains net capital of at least $100,000; or (c) a national securities exchange or national securities association. The guarantee must: (i) include the statement "Signature(s) Guaranteed"; (ii) be signed in the name of the guarantor by an authorized person, including the person's printed name and position with guarantor; and (iii) include a recital that the guarantor is federally insured, maintains the requisite net capital or is a national securities exchange or association. Shareholders living abroad may acknowledge their signatures before a U.S. consular officer. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments (e.g., legal officers and adjutants).

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

BY MAIL

     If your redemption check is mailed, it is usually mailed within 48 hours; however, the Fund reserves the right to hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared. You may avoid this requirement by investing by bank wire (Federal funds). Redemption checks may be delayed if you have changed your address in the last 30 days. Please notify the Fund promptly in writing, or by telephone, of any change of address.

BY WIRE

     You may authorize the Fund to transmit redemption proceeds by wire, provided you send written wiring instructions with a signature guarantee at

                                       21

the time of redemption. Proceeds from your redemption will usually be transmitted on the first business day following the redemption. However, the Trust reserves the right to hold redemptions for up to seven days. If the shares to be redeemed were purchased by check the redemption proceeds will not be wired until the purchase check has cleared, which may take up to seven days. There is a $10 charge to cover the wire, which is deducted from redemption proceeds. International wires will be higher.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

     The redemption price may be more or less than your cost, depending on the net asset value of the Fund's portfolio next determined after your request is received. A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS Form W4-P and a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax.

     The Trust has the authority to redeem existing accounts and to refuse a potential account the privilege of having an account in the Trust if the Trust reasonably determines that the failure to so redeem, or to so prohibit, would have a material adverse consequence to the Trust and its shareholders. No account closing fee will be charged to investors whose accounts are closed under this provision.

TRADER'S FEE PAID TO THE FUND

     A trader's fee of 25 basis points or 0.25% of the value of shares redeemed or exchanged will be assessed to shareholders who redeem or exchange shares of a Fund held less than fourteen (14) days. The trader's fee will be paid to the Fund to benefit remaining shareholders by protecting them against expenses due to excessive trading. Excessive short-term trading has an adverse impact on effective portfolio management as well as upon Fund expenses. The Funds have reserved the right to refuse investments from shareholders who engage in short-term trading that may be disruptive to a Fund.

ACCOUNT CLOSING FEE

     In order to reduce Fund expenses an account closing fee of $10 will be assessed to shareholders who redeem all shares in their Fund account and direct that redemption proceeds be directed to them by mail or wire. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charge to the Fund by an equal amount. The purpose of the charge is to allocate to the redeeming shareholders a more equitable portion of the Transfer Agent's fee, including the cost of tax reporting, which is based upon the number of shareholder accounts. The account closing fee does not apply to exchanges between the funds of United Services family of funds. This fee will not be imposed on any account which is involuntarily redeemed.

                                       22

SMALL ACCOUNTS

     Fund accounts which fall, for any reason other than market fluctuations, below $1,000 at any time during the month will be subject to a monthly small account charge of $1 which will be payable quarterly. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate the costs of maintaining shareholder accounts more equally among shareholders.

     As a special service for small investors, active ABC Investment Plan (Registered Trademark) accounts, custodial accounts for minors, and retirement plan accounts administered by the Advisor or its agents and affiliates will not be subject to the small account charge. In order to reduce expenses of the Fund, the Trust may redeem all shares in any shareholder account, other than active ABC Investment Plan (Registered Trademark) accounts, custodial accounts for minors and retirement plan accounts, if, for any period of more than three months, the account has a net value of $500 or less and the reduction in value is not due to market fluctuation. If the Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety (90) days of the notice. No account closing fee will be charged to investors whose accounts are closed under this redemption provision.

CONFIRMATION STATEMENTS

     Shareholders normally will receive a confirmation statement after each transaction (purchase, redemption, dividend, etc.) showing activity in the account. If you have no transactions, you will receive an annual statement only.

OTHER SERVICES

     The Trust has available a number of plans and services to meet the special needs of certain investors. Plans available include:

     (1)  payroll deduction plans, including military allotments;

     (2)  custodial accounts for minors;

     (3)  a flexible, systematic withdrawal plan; and

     (4) various retirement plans such as IRA, SEP/IRA, 403(b)(7), 401(k) and employer-adopted defined contribution plans.

     Application forms and brochures describing these plans and services may be obtained from the Transfer Agent 1-800-US-FUNDS (1-800-873-8637).

     There is an annual charge for each retirement plan fund account with respect to which Security Trust & Financial Company ("ST&FC"), a

                                       23

wholly-owned subsidiary of the Advisor, acts as custodian (for example, $10 for IRAs and $15 for SEP/IRAs, 403(b)(7)s, profit sharing and other such accounts). If this administrative charge is not paid separately prior to the last business day of a calendar year or prior to a total redemption, it will be deducted from the shareholder's account.

SHAREHOLDER SERVICES

     United Shareholder Services, Inc., a wholly-owned subsidiary of the Advisor, acts as transfer and dividend paying agent for all fund accounts. Simply write or call 1-800-US-FUNDS for prompt service on any question about your account.

24-HOUR ACCOUNT INFORMATION

     Shareholders can also access 24 hours a day current information on yields, share prices, latest dividends, account balances, deposits and redemptions. Just call 1-800-US-FUNDS and press the appropriate codes into your touch-tone phone.

                             HOW SHARES ARE VALUED

     Shares of each Fund are purchased or redeemed, on a continuing basis without a sales charge, at their next determined net asset value per share. The net asset value per share of each Fund is calculated separately by United Shareholder Services, Inc. Net asset value per share is determined and orders become effective as of 4:00 p.m. Eastern Time, Monday through Friday, exclusive of business holidays on which the NYSE is closed, by dividing the aggregate net assets of each Fund by the total number of shares of that Fund outstanding. In the event that the NYSE and other financial markets close earlier, as on the eve of a holiday, the net asset value per share will be determined earlier in the day at the close of trading on the NYSE.

        Valuation shall be calculated in U.S. dollars. Securities quoted in other currencies will be converted to U.S. dollars using the exchange rate then in effect in the principal market in which the relevant securities are traded. A portfolio security listed or traded on an international market, either on an exchange or over-the-counter, is valued at the last reported sales price prior to the time when assets are valued. A portfolio security listed or traded in the domestic market, either on an exchange or over-the-counter, is valued at the latest reported sale price prior to the time when assets are valued; and, lacking any sales on that day, the security is valued at the mean between the last reported bid and ask prices.

     When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Board of Trustees.

                                       24

     Portfolio securities which are traded on more than one market are valued according to the broadest and most representative market. Prices used to value portfolio securities are monitored to ensure that they represent current market values. If the price of a portfolio security is determined to be materially different from its current market value, then such security will be valued at fair value as determined by Management and approved in good faith by the Board of Trustees.

     Debt securities with maturities of 60 days or less at the time of purchase are valued on the basis of the amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                              DIVIDENDS AND TAXES

     Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By complying with the applicable provisions of the Code, a Fund will not be subject to Federal income tax on its net investment income and capital gain net income that are distributed to shareholders.

     All income dividends and capital gain distributions are normally reinvested, without charge, in additional full and fractional shares of the Funds. Alternatively, investors may choose: (1) automatic reinvestment of capital gain distributions in Fund shares and payment of income dividends in cash; (2) payment of capital gain distributions in cash and automatic reinvestment of dividends in Fund shares; or (3) all income dividend and capital gain distributions paid in cash. The share price of the reinvestment will be the net asset value of the Fund shares computed at the close of business on the date the dividend or distribution is paid. Dividend checks returned to the Funds as being undeliverable and dividend checks not cashed after 180 days will automatically be reinvested at the price of the Fund on the day returned or on or about the 181st day, and the distribution option will be changed to "reinvest."

     At the time of purchase, the share price of a Fund may reflect undistributed income, capital gain or unrealized appreciation of securities. Any dividend or capital gain distribution paid to a shareholder shortly after a purchase of shares will reduce the per share net asset value by the amount of the distribution. Although in effect a return of capital to the shareholder, these capital gain distributions are fully taxable.

     Each Fund expects to distribute substantially all of its net investment income, if any, and any net realized capital gains at least once each year.

     Each Fund is subject to a nondeductible 4 percent excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income

                                       25

and capital gain net of capital losses. The Funds intend to make such distributions as may be necessary to avoid this excise tax.

        Dividends from taxable net investment income and distributions of net short-term capital gain paid by each Fund are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of a Fund. A portion of these dividends may qualify for the 70 percent dividends received deduction available to corporations. Distributions of net capital gain will be taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his shares. Each January, each Fund will report to its shareholders the Federal tax status of dividends and distributions paid or declared by the Fund during the preceding calendar year. This statement will also indicate whether and to what extent distributions qualify for the 70 percent dividends received deduction available to corporations.

     Each of the Funds may be subject to foreign withholding or other taxes. If more than 50 percent in value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the "Foreign Election") that would permit shareholders to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, shareholders would include in their gross income both dividends received from the Fund and foreign withholding taxes paid by the Fund. Shareholders of the Fund would be entitled to treat the foreign taxes withheld as a credit against their United States Federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, shareholders could, if to their advantage, treat the foreign taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. Each Fund that qualifies will make the Foreign Election and will advise its shareholders annually of their share of the amount of foreign taxes paid by the Fund.

     The foregoing discussion relates only to generally applicable Federal income tax provisions in effect as of the date of this prospectus. Therefore, shareholders should consult their tax advisers about the status of distributions from the Funds in their own states and localities.

     If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for U.S. Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. The Fund may also be subject to additional tax in the nature of an interest charge with respect

                                       26

to deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a "passive foreign investment company" and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the distribution requirements described above even if the Fund did not receive any income to distribute.

                                   THE TRUST

     United Services Funds (the "Trust") is an open-end management investment company, consisting of numerous separate, diversified portfolios each of which has its own investment objectives and policies. The portfolios are designed to serve a wide range of investor needs.

     The Trust was formed July 31, 1984 as a "business trust" under the laws of the Commonwealth of Massachusetts. It is a "series" company which is authorized to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any series into classes. Shares of numerous series have been authorized. The Board of Trustees of the Trust has the power to create additional series, or divide existing series into two or more classes, at any time, without a vote of shareholders of the Trust.

        Under the Trust's First Amended and Restated Master Trust Agreement (the "Master Trust Agreement"), no annual or regular meeting of shareholders is required, although the Trustees may authorize special meetings from time to time. Under the terms of the Master Trust Agreement, the Trustees will be a self-perpetuating body and will continue their positions until they resign, die or are removed by a written instrument signed by at least two-thirds of the Trustees, by vote of shareholders holding not less than two-thirds of the shares then outstanding of the Trust cast at any meeting called for that purpose, or by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding.

     On any matter submitted to shareholders, shares of each portfolio entitle their holder to one vote per share, irrespective of the relative net asset value of the portfolio's shares. On matters affecting an individual portfolio, a separate vote of shareholders of the portfolio is required. Each portfolio's shares are fully paid and non-assessable by the Trust, have no preemptive or subscription rights, and are fully transferable, with no conversion rights.

                                       27

                            MANAGEMENT OF THE FUNDS

TRUSTEES

     The business affairs of each Fund are managed by the Trust's Board of Trustees. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers and select the Trustees to serve as executive and audit committee members.

THE INVESTMENT ADVISOR

     U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, under an investment advisory agreement with the Trust dated October 26, 1989, furnishes investment advice and is responsible for overall management of the Trust's business affairs. Frank E. Holmes, Chief Executive Officer and Chairman of the Board of Directors of the Advisor, as well as President and a Trustee of the Trust, owns more than 25% of the voting stock of the Advisor and is its controlling person. The Advisor was organized in 1968.

     The Advisor provides to the Trust, and to each of the portfolios within the Trust, management and investment advisory services. The Advisor furnishes an investment program for each of the Funds, determines, subject to the overall supervision and review of the Board of Trustees of the Trust, what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of each of the Funds. Victor Flores, Executive Vice President and Chief Investment Officer of the Advisor, is responsible for the day-to-day management of the Gold Shares and World Gold Funds' portfolios. Mr. Flores has been a portfolio manager since December 1989. Prior thereto he was an Investment Analyst for the Advisor. Ralph P. Aldis is the portfolio manager for the Global Resources Fund. He has been the Advisor's director of research from April 1989 to present and has been a portfolio manager since November 1991. Prior thereto Mr. Aldis was a research analyst for a consulting firm specializing in energy economics.

     The Advisor provides the Trust with office space, facilities and business equipment and provides the services of executive and clerical personnel for administering the affairs of the Trust. The Advisor pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes.

     The Advisory Agreement with the Trust provides for each Fund to pay the Advisor a management fee based upon the average net assets of that Fund separately. The fee for managing each of the Gold Shares Fund, Global Resources Fund, and World Gold Fund for the fiscal period ended June 30, 1996, was .75%, 1.00%, and .98%, respectively, of average net assets. The fee charged the Global Resources Fund and the World Gold Fund is higher than that charged by most other investment companies.

                                       28

     The Advisor may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client Fund shares.

        The Transfer Agency Agreement with the Trust provides for each Fund to pay USSI an annual fee of $23.00 per account ( 1/12 of $23.00 monthly). In connection with obtaining and/or providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with the Transfer Agent, each Fund shall pay to the Transfer Agent a monthly fee equal to one-twelfth ( 1/12) of 12.5 basis points (.00125) of the value of the shares of the Funds held in accounts at the institutions, which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding Trust shares at the institution. These fees cover the usual transfer agency functions. In addition, the Funds bear certain other Transfer Agent expenses such as the costs of record retention and postage, plus the telephone and line charges (including the toll-free 800 service) used by shareholders to contact the Transfer Agent. For the fiscal period ended June 30, 1996, the Gold Shares Fund, the Global Resources Fund and the World Gold Fund paid a total of $1,040,959, $156,329 and $635,901, respectively, for transfer agency, lock box and printing services.

     USSI performs bookkeeping and accounting services, and determines the daily net asset value for each of the Funds. Bookkeeping and accounting services are provided to the Funds for an asset based fee of 0.05% of the first $150 million average net assets, 0.04% of the next $150 million average net assets, 0.03% of the next $200 million average net assets, 0.02% of the next $250 million average net assets and 0.01% of average net assets in excess of $750 million -- subject to an annual minimum fee of $28,000 per Fund. USSI received $107,330, $28,000, and $106,293 for the Gold Shares Fund, Global Resources Fund and World Gold Fund, respectively, for the year ended June 30, 1996.

     Additionally, the Advisor is reimbursed certain costs for in-house legal services pertaining to each Fund.

     The Trust pays all other expenses for its operations and activities. Each Fund of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any shareholder servicing agents, custodian fees, legal and auditors' expenses, brokerage commissions for portfolio transactions, the advisory fee, extraordinary expenses, expenses of shareholder and trustee meetings, expenses for

                                       29

preparing, printing and mailing proxy statements, reports and other communications to shareholders, and expenses of registering and qualifying shares for sale, among others.

                            PERFORMANCE INFORMATION

     From time to time, in advertisements or in reports to shareholders or prospective shareholders, a Fund may compare its performance, either in terms of its yield, total return or its yield and total return, to that of other mutual funds with similar investment objectives and to stock or other indices as reported in various periodicals. Performance comparisons should not be considered as representative of the future performance of a Fund.

     A Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. Each Fund may also utilize a total return for differing periods computed in the same manner but without annualizing the total return.

     The standard total return results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees such as the $5 fee for exchanges.

                                       30

                              UNITED SERVICES FUNDS

                          SHARES OF THE FUNDS ARE SOLD
                           AT NET ASSET VALUE WITHOUT
                               SALES COMMISSIONS,
                          REDEMPTION FEES OR 12B-1 FEES

                              U.S. Gold Shares Fund
                           U.S. Global Resources Fund
                              U.S. World Gold Fund

                               INVESTMENT ADVISOR
                           U.S. Global Investors, Inc.
                               7900 Callaghan Road
                         Mailing Address: P.O. Box 29467
                            San Antonio, Texas 78229

                                 TRANSFER AGENT
                        United Shareholder Services, Inc.
                                 P.O. Box 781234
                          San Antonio, Texas 78278-1234

                                    CUSTODIAN
                              Bankers Trust Company
                                 16 Wall Street
                            New York, New York 10005

                                  LEGAL COUNSEL
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                                Boston, MA 02109

                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          One Riverwalk Place, Ste. 900
                            San Antonio, Texas 78205

                                  100% No Load

                       Be Sure to Retain This Prospectus;
                        It Contains Valuable Information.

================================================================================

                              UNITED SERVICES FUNDS

                   UNITED SERVICES INTERMEDIATE TREASURY FUND

                                 P.O. BOX 781234
                          SAN ANTONIO, TEXAS 78278-1234

                         1-800-873-8637 (1-800-US-FUNDS)
                (INFORMATION, SHAREHOLDER SERVICES AND REQUESTS)
                        INTERNET: http://www.usfunds.com

UNITED SERVICES INTERMEDIATE TREASURY FUND - A MUTUAL FUND DESIGNED TO PROVIDE A HIGH CURRENT RETURN AND PRESERVATION OF CAPITAL BY INVESTING IN UNITED STATES TREASURY SECURITIES.

                                   PROSPECTUS

                                NOVEMBER 1, 1996

     This prospectus presents information that a prospective investor should know before investing in the United Services Intermediate Treasury Fund (the "Fund"), a no-load mutual fund of United Services Funds (the "Trust"). Investors are responsible for determining whether or not an investment in the fund is appropriate for their needs. Read and retain this prospectus for future reference.

     A Statement of Additional Information dated November 1, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available free from United Services Funds upon written request at the address set forth above or by calling 1-800-873-8637.

                THESE SECURITIES HAVE NOT BEEN APPROVED OR DIS-
                  APPROVED BY THE SECURITIES AND EXCHANGE COM-
                   MISSION OR ANY STATE SECURITIES COMMISSION
                    NOR HAS THE SECURITIES AND EXCHANGE COM-
                     MISSION OR ANY STATE SECURITIES COMMIS-
                        SION PASSED UPON THE ACCURACY OR
                        ADEQUACY OF THIS PROSPECTUS. ANY
                         REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SUMMARY OF FEES AND EXPENSES ..............................................   2
FINANCIAL HIGHLIGHTS ......................................................   4
INVESTMENT OBJECTIVES AND
  CONSIDERATIONS ..........................................................   6
HOW TO PURCHASE SHARES ....................................................   8
HOW TO EXCHANGE SHARES ....................................................  11
HOW TO REDEEM SHARES ......................................................  13
HOW SHARES ARE VALUED .....................................................  17
DIVIDENDS AND TAXES .......................................................  17
THE TRUST .................................................................  19
MANAGEMENT OF THE FUND ....................................................  19
PERFORMANCE INFORMATION ...................................................  21

                          SUMMARY OF FEES AND EXPENSES

     The following summary, which is based on the Advisor's voluntary agreement to cap expenses at 0.40% until June 30, 1997 or until such later date as the Advisor determines, is provided to assist you in understanding the various costs and expenses a shareholder in the Fund could bear directly and indirectly.

SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load ....................................          None
     Redemption Fee ........................................          None
     Administrative Exchange Fee ...........................          $    5
     Account Closing Fee (does not apply to exchanges) .....          $   10
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
  ASSETS)(1)
     Management Fees (net of waivers and reimbursements) ...          0.00%(2)
     12b-1 Fees ............................................          None
     Other Expenses, including Transfer Agency and
        Accounting Services Fees ...........................          0.40%
Total Fund Operating Expenses (net of
  waivers and reimbursements) ..............................          0.40%(2)

                                       2

     Except for active ABC Investment Plan (Registered Trademark) accounts, custodial accounts for minors and retirement plan accounts, if an account balance falls, for any reason other than market fluctuations, below $1,000 at any time during a month, that account will be subject to a small account charge of $5 for that month. (See "Small Accounts.")

     A shareholder who requests delivery of redemption proceeds by wire will be subject to a $10 charge. International wires will be charged more.

HYPOTHETICAL EXAMPLE OF EFFECT OF FUND EXPENSES:

     You would pay the following expenses on a $1,000 investment, assuming 5% annual return:

                   1 year.............................. $  14
                   3 years............................. $  62
                   5 years............................. $ 112
                  10 years............................. $ 251

Included in these estimates is the account closing fee of $10 for each period. This is a flat charge which does not vary with the size of your investment. Accordingly, for investments larger than $1,000, your total expenses will be substantially lower in percentage terms than this illustration implies. The examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
--------------------------------------------------------------------------------

(1) Annual Fund Operating Expenses are based on the Fund's historical expenses. Management Fees, Transfer Agency Fees, and Accounting Services Fees are paid to U.S. Global Investors, Inc. (the "Advisor") and its wholly owned subsidiary. Please refer to the section entitled "Management of the Fund."

(2) The Advisor has guaranteed that Total Fund Operating Expenses of the Fund (as a percentage of net assets) will not exceed 0.40% on an annualized basis through June 30, 1997 or until such later date as the Advisor determines. Based on actual operating expenses of the Fund for the year ended June 30, 1996, Management Fees, Other Expenses, Transfer Agency Fees, Accounting Service Fees and Total Operating Expenses would have been 0.50%, 0.98%, 0.22%, 0.56% and 2.26%, respectively, in the absence of fee waivers and expense reimbursements by the Advisor.

                                       3

                              FINANCIAL HIGHLIGHTS
                     UNITED SERVICES INTERMEDIATE TREASURY

     The following per share data and ratios for a share of beneficial interest outstanding throughout the period ended June 30, 1992 and the four years ended June 30, 1996 have been audited by Price Waterhouse LLP, the Fund's Independent Accountants. The related financial statements and the report of Independent Accountants are included in the Fund's 1996 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information ("SAI"). In addition to the data set forth below, further information about the performance of the Fund is contained in the Annual Report to Shareholders and SAI which may be obtained without charge.

     Selected data for a capital share outstanding throughout each year is as follows:

                                                  YEAR ENDED JUNE 30,
                                       ------------------------------------------   PERIOD
                                         1996       1995       1994       1993     ENDING(A)
                                       ---------  ---------  ---------  ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................  $   10.47      10.16      11.21      10.26     10.00
                                       ---------  ---------  ---------  ---------  ---------
  Net investment income(c)...........        .67        .66        .64        .60       .05
  Net realized and unrealized gain
    (loss) on investments(d).........       (.39)       .27       (.91)       .90       .26
                                       ---------  ---------  ---------  ---------  ---------
Total from investment operations.....        .28        .93       (.27)      1.50       .31
                                       ---------  ---------  ---------  ---------  ---------
Less dividends and distributions:
  Dividends from net investment
    income...........................       (.67)      (.62)      (.64)      (.49)     (.05)
  Distributions in excess of net
    investment income(e).............         --         --       (.12)      (.02)       --
  Distributions from net realized
    gain(e)..........................         --         --         --       (.04)       --
  Tax return of capital
    distributions(e).................         --         --       (.02)        --        --
                                       ---------  ---------  ---------  ---------  ---------
Total dividends and distributions....       (.67)      (.62)      (.78)      (.55)     (.05)
                                       ---------  ---------  ---------  ---------  ---------
Net asset value, end of period.......  $   10.08      10.47      10.16      11.21     10.26
                                       =========  =========  =========  =========  =========
Total Investment Return(f)...........       2.48%      9.62      (2.68)     14.96     22.94
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................  $   3,645      4,580      4,340      4,581     1,078
Ratio of expenses to average net
  assets.............................        .43%(g)(h) .20        --         .64       .66(b)
Ratio of net income to average net
  assets.............................       6.15       6.49       5.99       5.44      6.14(b)
Portfolio turnover rate..............     595.45%    152.39      92.60     206.56    553.92(b)

                                                   (FOOTNOTES ON FOLLOWING PAGE)

                                       4

(CONTINUED FROM PREVIOUS PAGE)

     (a) For the period from May 8, 1992 (date of commencement of operations) to June 30, 1992.

     (b) Annualized; the ratios are not necessarily indicative of twelve months of operation.

     (c)  Net of expense reimbursements.

     (d)  Includes the effect of capital share transactions throughout the year.

     (e) Distributions in excess of net investment income and net realized gains and tax returns of capital are presented in accordance with SOP 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investments Companies which was first implemented by the Funds in fiscal 1993. Information for prior years has not been restated.

     (f)  Total return does not reflect the effect of account fees.

     (g) Expense ratio is net of expense reimbursement and fee waivers by the Advisor. Had such reimbursements been made, the expense ratio subject to the most restrictive state limitation would have been 2.26% and the net investment income ratio would have been 4.22%.

     (h) Includes .10% of expenses resulting from inclusion of fees paid with expense offset arrangements.

                                       5

                    INVESTMENT OBJECTIVES AND CONSIDERATIONS

     United Services Funds (the "Trust") is an open-end management investment company managed by U.S. Global Investors, Inc. (the "Advisor"). United Services Intermediate Treasury Fund (the "Fund") is a sub-trust or series of the Trust.

     The Fund's investment objective is to seek high current income and preservation of capital by investing in United States Treasury securities. The Fund will invest 100% of its portfolio in United States Treasury securities and will invest at least 65% of its portfolio in United States Treasury securities that have a remaining maturity from one to ten years. The weighted average maturity of the portfolio will range between three and ten years.

     The Fund's Advisor will actively manage the portfolio in an effort to obtain high current income derived primarily from interest on Treasury securities. The Fund will maintain a flexible policy of investing in securities of different maturities, and the Fund's weighted average maturity will change in response to actual and/or perceived changes in interest rates.

     United States Treasury securities differ only in their interest rates and maturities at time of issuance. Maturities upon issuance, for example, are:
United States Treasury bills, one year or less; United States Treasury notes, one to ten years; and United States Treasury bonds, generally greater than ten years.

     United States Treasury securities are, in the Advisor's opinion, the safest securities in the world and are backed by the "full faith and credit" pledge of the United States Treasury. Of course, like any other debt securities, the market value of United States Treasury securities is subject to fluctuation when interest rates change. Generally, as prevailing interest rates decline the value of such securities will increase, and as prevailing interest rates increase, the value of such securities will decline. Further, securities in which the Fund invests may not earn as high a level of current income as longer term or lower quality securities which generally have less liquidity, greater market risk, and more fluctuation in market value.

STATE TAXATION

     Under Federal law, income derived from obligations issued by the United States Government is exempt from state income tax. All states that tax personal income permit mutual funds to pass through this tax exemption to shareholders provided applicable diversification/threshold limits and reporting requirements are satisfied. To maximize the tax-effective yield for shareholders, the Fund will invest only in obligations that qualify for the exemption from taxation.

                                       6

LENDING OF PORTFOLIO SECURITIES

     The Fund may lend securities to broker-dealers or institutional investors for their use in connection with short sales, arbitrages and other securities transactions. The Fund will not lend portfolio securities unless the loan is secured by collateral (consisting of any combination of cash, United States Government securities or irrevocable letters of credit) in an amount at least equal (on a daily mark-to-market basis) to the current market value of the securities loaned. In the event of a bankruptcy or breach of agreement by the borrower of the securities, the Fund could experience delays and costs in recovering the securities loaned. The Fund will not enter into securities lending agreements unless its custodian bank/lending agent will fully indemnify the Fund against loss due to borrower default. The Fund may not lend securities with an aggregate market value of more than one-third of the Fund's total net assets.

SPECIAL LIMITATIONS

     The investment objective of the Fund is not a fundamental policy and may be changed by the Board of Trustees without shareholder approval, provided that the change is permitted without shareholder approval under the laws of all states in which the Fund's shares are offered. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

     The following policies of the Fund are fundamental and may not be changed by the Board of Trustees without shareholder approval: (1) the Fund may borrow up to 33 1/3% of the total assets of that Fund as a temporary measure (for extraordinary purposes) although the Fund may not purchase additional securities during such time as its borrowings exceeds 5% of total assets; (2) the Fund may lend portfolio securities with an aggregate market value of not more than one-third of its total net assets; and (3) with respect to 75% of its total assets, the Fund may invest up to 5% of the value of its total assets in the securities of any one issuer (except such limitation does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities).

     The Fund may not invest more than 10% of its total net assets in illiquid securities, including securities that are not readily marketable.

     In the event of a major disruption in the currency or money markets, which in the Advisor's opinion might seriously adversely affect the Fund's assets or share price, the Advisor may place some or all of the Fund's assets in repurchase agreements secured by United States Treasury securities and/or cash. In such event the Fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, a Fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time

                                       7

(normally one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Fund repurchase agreements must be collateralized by United States Treasury securities, the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters into an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause the Fund some loss if the value of the securities declined prior to liquidation. To minimize the risk of loss, the Fund will enter into repurchase agreements only with domestic broker-dealers, banks and other financial institutions which the Board of Trustees considers creditworthy.

                             HOW TO PURCHASE SHARES

     The minimum initial investment is $1,000 for regular accounts or $50 for custodial accounts for minors. The minimum subsequent investment is $50. The minimum initial investment for persons enrolled in ABC Investment Plan (Registered Trademark) is $100, and the minimum subsequent investment pursuant to such a plan is $30 or more per month per account. There is no minimum purchase for retirement plan accounts, including IRAs, administered by the Advisor or its agents and affiliates.

YOU MAY INVEST IN THE FOLLOWING WAYS:

BY MAIL

     Send your application and check or money order, made payable to the Fund, to P.O. Box 781234, San Antonio, Texas 78278-1234.

     When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address mentioned above. Do not use the remittance portion of your confirmation statement for a different fund as it is pre-coded. This may cause your investment to be invested into the wrong fund. If you wish to purchase shares in more than one fund, send a separate check or money order for each fund. Third-party checks will not be accepted, and the Trust reserves the right to refuse to accept second-party checks.

BY TELEPHONE

     Once your account is open, you may make investments by telephone by calling 1-800-US-FUNDS (1-800-873-8637). Investments by telephone are not available for money market funds or any retirement account administered by the Advisor or its agents. The maximum telephone purchase is ten times the value of the shares owned, calculated at the last available net asset value. Payment for shares purchased by telephone is due within seven business days after the date of the transaction. You cannot exchange shares purchased by telephone until after the payment has been received and accepted by the Trust.

                                       8

BY WIRE

     You may make your initial or subsequent investments in United Services Funds by wiring funds. To do so, call United Services Funds at 1-800-US-FUNDS (1-800-873-8637) for a confirmation number and wiring instructions.

BY ABC INVESTMENT PLAN (Registered Trademark)

     The ABC Investment Plan (Registered Trademark) (Automatically Building Capital) is offered as a special service allowing you to build a position in any of the United Services family of funds over time without trying to outguess the market. Once your account is open, you may make investments automatically by completing the ABC Investment Plan (Registered Trademark) form authorizing United Services Funds to draw on your money market or bank account monthly for a minimum of $30 a month beginning within thirty (30) days after the account is opened. These lower minimums are a special service bringing to small investors the benefits of United Services Funds without requiring a $1,000 minimum initial investment.

     Your investment dollars will automatically buy more shares when the market is undervalued and fewer shares when the market is overvalued. By investing an equal amount at regular, periodic intervals, you avoid the extremes in the market. Of course, using the ABC Investment Plan (Registered Trademark) does not guarantee a profit. If you sell at the bottom, no system will give you a gain.

     You may call 1-800-873-8637 to open a treasury money market fund or you could inquire at your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment or discontinue the Plan any time by letter received by United Services Funds at least two weeks before the change is to become effective.

ADDITIONAL INFORMATION ABOUT PURCHASES

     All purchases of shares are subject to acceptance by the Trust and are not binding until accepted. United Services Funds reserves the right to reject any application or investment. Orders received by the Fund's transfer agent or a sub-agent before 4:00 p.m. Eastern Time, Monday through Friday exclusive of business holidays, and accepted by the Fund will receive the share price next computed after receipt of the order. In the event that the NYSE and other financial markets close earlier, as on the eve of a holiday, orders will become effective earlier in the day at the close of trading on the NYSE.

     If your telephone order to purchase shares is canceled due to nonpayment (whether or not your check has been processed by the Fund), you will be responsible for any loss incurred by the Trust by reason of such cancellation.

                                       9

     If a check is returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20, and you will be responsible for any loss incurred by the Trust with respect to cancelling the purchase.

     To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any affiliated funds already owned by any purchaser whose order is canceled, for whatever reason, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

     United Services Funds charges no sales commissions or "loads" of any kind. However, investors may purchase and sell shares through registered broker-dealers who may charge fees for their services.

     CHECKS DRAWN ON FOREIGN BANKS. To be received in good order, an investment must be made in U.S. dollars payable through a bank in the U.S. As an accommodation, the Funds' transfer agent may accept checks payable in a foreign currency or drawn on a foreign bank and will attempt to convert such checks into U.S. dollars and repatriate such amount to the Fund's account in the U.S. Your investment in the Fund will not be considered to have been received in good order until your foreign check has been converted into U.S. dollars and is available to the Funds through a bank in the U.S. Your investment in the Fund may be delayed until your foreign check has been converted into U.S. dollars and cleared the normal collection process. Any amounts charged to the Fund for collection procedures will be deducted from the amount invested.

     If the Trust incurs a charge for locating a shareholder without a current address, such charge will be passed through to the shareholder.

TAX IDENTIFICATION NUMBER

     The Fund is required by Federal law to withhold and remit to the United States Treasury a portion of the dividends, capital gains distributions and proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who underreports dividend or interest income or who fails to provide certification of tax identification number. In order to avoid this withholding requirement, you must certify on your application, or on separate W-9 Form supplied by the Transfer Agent, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

     Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In addition, the Fund assesses a $50 administrative fee if the taxpayer identification number is not provided by year end.

                                       10

CERTIFICATES

     When you open your account, United Services Funds will send you a confirmation statement which will be your evidence that you have opened an account with United Services Funds. The confirmation statement is nonnegotiable, so if it is lost or destroyed, you will not be required to buy a lost instrument bond or be subject to other expense or trouble, as you would with a negotiable stock certificate. At your written request, United Services Funds will issue negotiable stock certificates. Unless your shares are purchased with wired funds, a certificate will not be issued until 15 days have elapsed from the time of purchase, or United Services Funds has satisfactory proof of payment, such as a copy of your canceled check. Negotiable certificates will not be issued for fewer than 100 shares.

                             HOW TO EXCHANGE SHARES

     You have the privilege of exchanging into any of the other funds in the United Services family of funds which are registered in your state. An exchange involves the redemption (sale) of shares of one fund and purchase of shares of another fund at the respective closing net asset value and is a taxable transaction.

FUNDS IN THE UNITED SERVICES FAMILY

     Investing involves a trade-off between potential rewards and potential risks. In order to achieve higher rewards on your investment, you must be willing to take on higher risk. If you are most concerned with safety of principal, a lower risk investment will provide greater stability but with lower potential earnings. Another strategy for dealing with volatile markets is to use the ABC Investment Plan (Registered Trademark). The list below is a reward and risk guide to all of the mutual funds in the United Services family of funds. This guide may help you decide if a fund is suitable for your investment goals.

                    HIGH REWARD China Region Opportunity Fund
                      HIGH RISK U.S. Gold Shares Fund
                                U.S. World Gold Fund
                                U.S. Global Resources Fund
                                Bonnel Growth Fund
                                U.S. Real Estate Fund
                MODERATE REWARD U.S. All American Equity Fund
                  MODERATE RISK U.S. Income Fund
                                U.S. Tax Free Fund
                                United Services Near-Term Tax Free
                                  Fund
                                United Services Intermediate Treasury
                                  Fund
                     LOW REWARD U.S. Government Securities Savings
                                  Fund
                       LOW RISK U.S. Treasury Securities Cash Fund

                                       11

     If you have additional questions, one of our professional investor representatives will personally assist you. Call 1-800-US-FUNDS.

BY TELEPHONE

     You will automatically have the privilege to direct United Services Funds to exchange your shares by calling toll free 1-800-US-FUNDS (1-800-873-8637). In connection with such exchanges, neither the Fund nor the Transfer Agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The shareholder, as a result of this policy, will bear the risk of loss. The Fund and/or its Transfer Agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmation and tape recording conversations); and if either party does not employ reasonable procedures, it may be liable for losses due to unauthorized or fraudulent transactions.

BY MAIL

     You may direct United Services Funds in writing to exchange your shares between identically registered accounts. The request must be signed exactly as the name appears in the registration. (Before writing, read "Additional Information About Exchanges.")

ADDITIONAL INFORMATION ABOUT EXCHANGES

     (1) There is a $5 charge, which is paid to United Shareholder Services, Inc. (the "Transfer Agent" or "USSI"), for each exchange transaction out of any fund account. Retirement accounts administered by the Advisor or its agents are charged $5 for each exchange in excess of three per quarter. The exchange fee is charged to cover administrative costs associated with handling these exchanges.

     (2) An exchange involves both the redemption of shares out of the Fund and the purchase of shares in a "Separate Fund." Like any other purchase, shares of the Separate Fund cannot be purchased by exchange until all conditions of purchase are met, including investable proceeds being immediately available. Like any other redemption, the Fund reserves the right to hold exchange proceeds for up to seven days. In general, the Fund expects to exercise this right on exchanges of $50,000 or more. In such event, purchase of the Separate Fund shares will also be delayed. Separate Fund shares will be priced at their net asset value at the time of purchase. Redemption proceeds will not be invested in either fund during this period. In all cases Fund shares will be redeemed immediately, however Separate Fund shares will not be purchased until investable proceeds are available. You will be notified immediately if the purchase will be delayed.

     (3) If the shares you wish to exchange are represented by a negotiable stock certificate, the certificate must be returned before the exchange can be effected.

                                       12

     (4) Shares may not be exchanged unless you have furnished United Services Funds with your tax identification number, certified as prescribed by the Internal Revenue Code and Regulations, and the exchange is to an account with like registration and tax identification number. (See "Tax Identification Number.")

     (5) The exchange privilege may be terminated at any time. The exchange fee and other terms of the privilege are subject to change.

     (6) The Fund will not permit shareholders to exchange into any fund unless that fund is registered in the state of that shareholder's residence.

                              HOW TO REDEEM SHARES

     You may redeem any or all of your shares at will. Redemption requests received in proper order by the Fund's transfer agent or a sub-agent before 4:00 p.m. Eastern Time, Monday through Friday exclusive of business holidays will receive the share price next computed after receipt of the request.

BY MAIL

     A written request for redemption must be in "proper order," which requires delivery of the following to the Transfer Agent:

     (1) a written request for redemption signed by each registered owner exactly as the shares are registered, the account number and the number of shares or the dollar amount to be redeemed;

     (2) negotiable stock certificates for any shares to be redeemed for which certificates have been issued;

     (3)  signature guarantees when required; and

     (4) such additional documents as are customarily required to evidence the authority of persons effecting redemptions on behalf of corporations, executors, trustees and other fiduciaries. Redemptions will not become effective until all documents in the form required have been received by the Transfer Agent. (Before writing, read "Additional Information About Redemptions.")

HOW TO EXPEDITE REDEMPTIONS

     To redeem your Fund shares by telephone, you may call the Fund and direct an exchange out of the Fund into an identically registered account in a United Services treasury money market fund ($1,000 minimum initial investment). You may then write a check against your treasury money market fund account. See "How to Exchange Shares" for a description of exchanges, including the $5 exchange fee. Call 1-800-873-8637 for more information concerning telephone redemption and a treasury money market fund prospectus.

                                       13

SPECIAL REDEMPTION ARRANGEMENTS

     Special arrangements may be made by institutional investors, or on behalf of accounts established by brokers, advisers, banks or similar institutions, to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call the Trust at 1-800-US-FUNDS (1-800-873-8637). Telephone redemptions are available for Chairman's Circle accounts.

SIGNATURE GUARANTEE

     Redemptions in excess of $15,000 currently require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner of the shares to be redeemed or if proceeds are to be mailed to an address other than the registered address of record. When a signature guarantee is required, each signature must be guaranteed by: (a) a federally insured bank or thrift institution; (b) a broker or dealer (general securities, municipal, or government) or clearing agency registered with the U.S. Securities and Exchange Commission that maintains net capital of at least $100,000; or (c) a national securities exchange or national securities association. The guarantee must: (i) include the statement "Signature(s) Guaranteed"; (ii) be signed in the name of the guarantor by an authorized person, including the person's printed name and position with guarantor; and (iii) include a recital that the guarantor is federally insured, maintains the requisite net capital or is a national securities exchange or association. Shareholders living abroad may acknowledge their signatures before a U.S. consular officer. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments (e.g., legal officers and adjutants).

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

BY MAIL

     If your redemption check is mailed, it is usually mailed within 48 hours of receipt of the redemption request; however, the Fund reserves the right to hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared. Redemption checks may be delayed if you have changed your address in the last 30 days. Please notify the Fund promptly in writing, or by telephone, of any change of address.

BY WIRE

     You may authorize the Fund to transmit redemption proceeds by wire, provided you send written wiring instructions with a signature guarantee at the time of redemption. Proceeds from your redemption will usually be transmitted on the first business day following the redemption. However, the Trust reserves the right to hold redemptions for up to seven days. If the

                                       14

shares to be redeemed were purchased by check, the redemption proceeds will not be wired until the purchase check has cleared, which may take up to seven days. There is a $10 charge to cover the wire, which is deducted from redemption proceeds. International wire charges will be higher.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

     The redemption price may be more or less than your cost, depending on the net asset value of the Fund's portfolio next determined after your request is received.

     A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS Form W4-P and a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax.

     The Trust has the authority to redeem existing accounts and to refuse a potential account holder the privilege of having an account in the Trust if the Trust reasonably determines that the failure to so redeem, or to so prohibit, would have a material adverse consequence to the Trust and its shareholders. No account closing fee or redemption fee will be charged to investors whose accounts are closed under this provision.

ACCOUNT CLOSING FEE

     In order to reduce Fund expenses, an account closing fee of $10 will be assessed to shareholders who redeem all shares in their Fund account and direct that redemption proceeds be directed to them by mail or wire. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charge to the Fund by an equal amount. The account closing fee does not apply to exchanges between the funds in the United Services family of funds nor does it apply to accounts which are involuntarily redeemed.

     The purpose of the charge is to allocate to redeeming shareholders a more equitable portion of the Transfer Agent's fee which is based upon the number of shareholder accounts. When a shareholder closes an account, the Fund must continue to carry the account on its books, maintain the account records and complete year-end tax reporting. With no assets, the account cannot pay its own expenses and imposes an unfair burden on remaining shareholders.

SMALL ACCOUNTS

     Fund accounts which fall, for any reason other than market fluctuations, below $1,000 at any time during a month will be subject to a small account charge of $5 for that month. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate the cost of maintaining shareholder accounts more equally among shareholders.

                                       15

     As a special service for small investors, active ABC Investment Plan (Registered Trademark) accounts, custodial accounts for minors, and retirement plan accounts administered by the Advisor or its agents and affiliates will not be subject to the small account charge.

     In order to reduce expenses of the Fund, the Trust may redeem all of the shares in any shareholder account, other than an active ABC Investment Plan (Registered Trademark), IRA or other tax-deferred retirement plan, if, for a period of more than three months, the account has a net asset value of $500 or less and the reduction in value is not due to market action. If the Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety (90) days of the notice. No account closing fee will be charged to investors whose accounts are closed under this redemption provision.

CONFIRMATION STATEMENTS

     Shareholders normally will receive a confirmation statement after each transaction (purchase, redemption, dividend, etc.) showing activity in the account. If you have no transactions, you will receive an annual statement only.

OTHER SERVICES

     The Trust has available a number of plans and services to meet the special needs of certain investors. Plans available include:

     (1)  payroll deduction plans, including military allotments;

     (2)  custodial accounts for minors;

     (3)  a flexible, systematic withdrawal plan; and

     (4) various retirement plans such as IRA, SEP/IRA, 403(b)(7), 401(k) and employer-adopted defined benefit and defined contribution plans.

     There is an annual charge for each retirement plan fund account with respect to which Security Trust & Financial Company ("ST&FC"), a wholly-owned subsidiary of the Advisor, acts as custodian (for example, $10 for IRAs and $15 for SEP/IRAs, 403(b)(7)s, profit sharing and other such accounts). If this administrative charge is not paid separately prior to the last business day of a calendar year or prior to a total redemption, it will be deducted from the shareholder's account.

     Application forms and brochures describing these plans and services can be obtained from the Transfer Agent 1-800-US-FUNDS (1-800-873-8637).

                                       16

SHAREHOLDER SERVICES

     United Shareholder Services, Inc. ("USSI"), a wholly-owned subsidiary of the Advisor, acts as transfer and dividend-paying agent for all fund accounts. Simply write or call 1-800-US-FUNDS (1-800-873-8637) for prompt service on any questions about your account.

24-HOUR ACCOUNT INFORMATION

     Shareholders can also access 24 hours a day current information on yields, share prices, latest dividends, account balances, deposits and redemptions. Just call 1-800-US-FUNDS and press the appropriate codes into your touch-tone phone.

                             HOW SHARES ARE VALUED

     Shares of the Fund are purchased or redeemed on a continuing basis without a sales charge, at their next determined net asset value per share. The net asset value per share is calculated by United Shareholder Services, Inc. Net asset value per share is determined Monday through Friday, and orders become effective as of 4:00 p.m. Eastern Time, exclusive of business holidays on which the NYSE is closed, by dividing the aggregate fair value of the Fund's assets, less liabilities, by the total number of shares outstanding. In the event that the NYSE and other financial markets close earlier as on the eve of a holiday, the net asset value per share will be determined earlier in the day at the close, of trading on the NYSE.

     The value of the Fund's assets is determined in accordance with certain procedures and policies established by the Board of Trustees. All securities (except securities with less than 60 days to maturity and repurchase agreements) held by the Fund are valued based on an independent pricing service, and in the event such service is not available, at the mean between the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Debt securities with maturities of 60 days or less at the time of purchase ordinarily are valued on the basis of the amortized cost. This involves valuing an instrument at its cost initially and, thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If the Advisor determines that amortized cost does not reflect the fair value of a security, the Board may select an alternative method of valuing the security.

                              DIVIDENDS AND TAXES

     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By complying with the applicable provisions of the Code, the Fund will not be subject to Federal income tax on its net investment income and capital gain net income that are distributed to shareholders.

                                       17

     All income dividends and capital gain distributions are normally reinvested, without charge, in additional full and fractional shares of the Fund. Alternatively, investors may choose: (1) automatic reinvestment of capital gain distributions in Fund shares and payment of income dividends in cash; (2) payment of capital gain distributions in cash and automatic reinvestment of dividends in Fund shares; or (3) all income dividend and capital gain distributions paid in cash. The share price of the reinvestment will be the net asset value of the Fund shares computed at the close of business on the date the dividend or distribution is paid. Dividend checks returned to the Fund as being undeliverable and dividend checks not cashed after 180 days will automatically be reinvested at the price of the Fund on the day returned or on the 181st day, and the distribution option will be changed to "reinvest."

     At the time of purchase the share price of a Fund may reflect undistributed income, capital gains or unrealized appreciation of securities. Any dividend or capital gains distribution paid to a shareholder shortly after a purchase of shares will reduce the per share net asset value by the amount of the distribution. Although in effect a return of capital to the shareholder, these capital gain distributions are fully taxable.

     The Fund generally pays dividends monthly and distributes capital gains, if any, annually in December.

     The Fund is subject to a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gains net of capital losses. The Fund intends to make such distributions as may be necessary to avoid this excise tax.

     Dividends from taxable net investment income and distributions of net short-term capital gains paid by the Fund are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. None of the dividends paid by the Fund is expected to qualify for the 70% dividends received deduction available to corporations. Distributions of net capital gains will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his shares.

     Under Federal law, the income derived from obligations issued by the United States Government and certain of its agencies and instrumentalities is exempt from state income taxes. All states that tax personal income permit mutual funds to pass through this tax exemption to shareholders provided applicable diversification/threshold limits and reporting requirements are satisfied.

     Each January, the Fund will report to its shareholders the Federal tax status of dividends and distributions paid or declared by the Fund during the preceding calendar year.

                                       18

     The foregoing discussion relates only to generally applicable Federal income tax provisions in effect as of the date of this prospectus. Therefore, shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities. To assist in this regard, each January the Fund will provide shareholders with a breakdown of Fund assets and income from the year.

                                   THE TRUST

     United Services Funds is an open-end management investment company, consisting of numerous separate, diversified portfolios, each of which has its own investment objectives and policies. The portfolios are designed to serve a wide range of investor needs.

     The Trust was formed July 31, 1984 as a "business trust" under the laws of the Commonwealth of Massachusetts. It is a "series" company which is authorized to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any series into classes. Shares of numerous series have been authorized. The Board of Trustees of the Trust has the power to create additional series, or divide existing series into two or more classes, at any time, without a vote of shareholders of the Trust.

     Under the Trust's First Amended and Restated Master Trust Agreement (the "Master Trust Agreement"), no annual or regular meeting of shareholders is required, although the Trustees may authorize special meetings from time to time. Under the terms of the Master Trust Agreement, the Trustees will be a self-perpetuating body and will continue their positions until they resign, die or are removed by a written instrument signed by a least two-thirds of the Trustees, by vote of shareholders holding not less than two-thirds of the shares then outstanding of the Trust cast at any meeting called for that purpose, or by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding.

     On any matter submitted to shareholders, shares of each portfolio entitle their holder to one vote per share, irrespective of the relative net asset values of each portfolio's shares. On matters affecting an individual portfolio, a separate vote of shareholders of the portfolio is required. Each portfolio's shares are fully paid and non-assessable by the Trust, have no preemptive or subscription rights, and are fully transferable, with no conversion rights.

                             MANAGEMENT OF THE FUND

TRUSTEES

     The business affairs of the Fund are managed by the Trust's Board of Trustees. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers and select the Trustees to serve as executive and audit committee members.

                                       19

THE INVESTMENT ADVISOR

     U.S. Global Investors, Inc. (the "Advisor"), 7900 Callaghan Road, San Antonio, Texas 78229, under an investment advisory agreement with the Trust dated October 26, 1989, furnishes investment advice and is responsible for overall management of the Trust's business affairs. Frank E. Holmes is Chief Executive Officer and Chairman of the Board of Directors of the Advisor, as well as President and a Trustee of the Trust. Since October 1989, Mr. Holmes has owned more than 25% of the voting stock of the Advisor and is its controlling person. The Advisor was organized in 1968.

     The Advisor provides to the Trust, and to each of the portfolios within the Trust, management and investment advisory services. The Advisor furnishes an investment program for the Fund, determines, subject to the overall supervision and review of the Board of Trustees of the Trust, what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of the Fund. The Advisor utilizes a team approach to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund's portfolio as it deems appropriate in pursuit of the Fund's investment objectives.

     The Advisor provides the Trust with office space, facilities and business equipment and provides the services of executive and clerical personnel for administering the affairs of the Trust. The Advisor pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes.

     THE ADVISOR HAS GUARANTEED THAT TOTAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS) WILL NOT EXCEED 0.40% ON AN ANNUALIZED BASIS THROUGH JUNE 30, 1997 OR UNTIL SUCH LATER DATE AS THE ADVISOR DETERMINES.

     The Advisory Agreement with the Trust provides for the Fund to pay the Advisor an annual management fee equal to 0.50% of the Fund's average net assets ( 1/12 of 0.50% monthly). The fee paid to the Advisor for managing the Fund for the fiscal year ended June 30, 1996 was 0.00% of average net assets due to Advisor waivers.

     The Advisor may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institution's client Fund shares.

                                       20

     The Transfer Agency Agreement with the Trust provides for each Fund to pay USSI an annual fee of $23.00 per account ( 1/12 of $23.00 monthly). In connection with obtaining and/or providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with the Transfer Agent, each Fund shall pay to the Transfer Agent a monthly fee equal to one-twelfth ( 1/12) of 12.5 basis points (.00125) of the value of the shares of the Funds held in accounts at the institutions, which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding Trust share at the institution. These fees cover the usual transfer agency functions. In addition, the Fund bears certain other transfer agent expenses such as the costs of record retention and postage, plus the telephone and line charges (including the toll-free 800 service) used by shareholders to contact the Transfer Agent. For the fiscal period ended, June 30, 1996, the Fund paid a total of $0.00 for transfer agency, lockbox and printing services due USSI. Transfer Agent fees and expenses, including reimbursed expenses, are reduced by the amount of small account charges and account closing fees the Transfer Agent is paid.

     USSI performs bookkeeping and accounting services, and determines the daily net asset value for the Fund. Bookkeeping and accounting services are provided to the Fund for an asset based fee of 0.04% of the first $200 million average net assets, 0.03% of the next $200 million average net assets, 0.02% of the next $350 million average net assets and 0.01% of average net assets in excess of $750 million -- subject to an annual minimum fee of $26,000. USSI received fees of $0.00 for the Intermediate Treasury Fund for the year ended June 30, 1996.

     Additionally, the Advisor is reimbursed certain costs for in-house legal services pertaining to the Fund.

     The Trust pays all other expenses for its operations and activities. The Fund pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any shareholder servicing agents, custodian fees, legal and auditors' expenses, brokerage commissions for portfolio transactions, the advisory fee, extraordinary expenses, expenses of shareholder and trustee meetings, expenses for preparing, printing and mailing proxy statements, reports and other communications to shareholders, and expenses of registering and qualifying shares for sale, among others.

                            PERFORMANCE INFORMATION

     From time to time, in advertisements or in reports to shareholders or prospective shareholders, the Fund may compare its performance, either in terms of its yield, total return or its yield and total return, to that of other mutual funds with similar investment objectives and to stock or other

                                       21

indices as reported in various periodicals. Performance comparisons should not be considered as representative of the future performance of the Fund.

     The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return for differing periods computed in the same manner but without annualizing the total return.

     The Fund's "yield" refers to the income generated by an investment in the Fund over a 30-day (or one month) period (which period will be stated in the advertisement). Yield is computed by dividing the net investment income per share earned during the most recent calendar month by the maximum offering price per share on the last day of such month. This income is then "annualized".
That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio and all recurring charges are recognized.

     The Fund may also utilize tax equivalent yields computed in the same manner with adjustments for a stated income tax rate.

     The standard total return and yield results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees such as the $5 fee for exchanges. These fees have the effect of reducing the actual return realized by shareholders.

                                       22

                             UNITED SERVICES FUNDS

                          SHARES OF THE FUNDS ARE SOLD
                           AT NET ASSET VALUE WITHOUT
                               SALES COMMISSIONS,
                         REDEMPTION FEES OR 12B-1 FEES

                   United Services Intermediate Treasury Fund

                               INVESTMENT ADVISOR
                          U.S. Global Investors, Inc.
                              7900 Callaghan Road
                        Mailing Address: P.O. Box 29467
                            San Antonio, Texas 78229

                                 TRANSFER AGENT
                       United Shareholder Services, Inc.
                                P.O. Box 781234
                         San Antonio, Texas 78278-1234

                                   CUSTODIAN
                             Bankers Trust Company
                                 16 Wall Street
                            New York, New York 10005

                                 LEGAL COUNSEL
                          Goodwin, Procter & Hoar LLP
                                 Exchange Place
                                Boston, MA 02109

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                         One Riverwalk Place, Ste. 900
                             San Antonio, TX 78205

                                  100% No Load

                       Be Sure to Retain This Prospectus;
                       It Contains Valuable Information.

================================================================================

                             UNITED SERVICES FUNDS

                                U.S. INCOME FUND
                             U.S. REAL ESTATE FUND

                                P.O. BOX 781234
                         SAN ANTONIO, TEXAS 78278-1234
                        1-800-873-8637 (1-800-US-FUNDS)
                (INFORMATION, SHAREHOLDER SERVICES AND REQUESTS)
                        INTERNET: http://www.usfunds.com

                                   PROSPECTUS

                                NOVEMBER 1, 1996

     This prospectus presents information that a prospective investor should know about the U.S. Income Fund ("Income Fund"), and the U.S. Real Estate Fund ("Real Estate Fund"), two no-load mutual funds (the "Fund(s)") of United Services Funds (the "Trust"). Each Fund has a different investment objective and is designed to meet different investment needs. SHARES OF THE TRUST ARE NOT INSURED, GUARANTEED, SPONSORED, RECOMMENDED OR APPROVED BY THE UNITED STATES OR ANY AGENCY OR OFFICER THEREOF. Investors are responsible for determining whether or not an investment in the fund is appropriate for their needs. Read and retain this prospectus for future reference.

     A Statement of Additional Information dated November 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available free from United Services Funds upon written request at the address set forth above or by calling 1-800-873-8637.

                THESE SECURITIES HAVE NOT BEEN APPROVED OR DIS-
                  APPROVED BY THE SECURITIES AND EXCHANGE COM-
                   MISSION OR ANY STATE SECURITIES COMMISSION
                    NOR HAS THE SECURITIES AND EXCHANGE COM-
                     MISSION OR ANY STATE SECURITIES COMMIS-
                        SION PASSED UPON THE ACCURACY OR
                        ADEQUACY OF THIS PROSPECTUS. ANY
                         REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
SUMMARY OF FEES AND EXPENSES..................................     2
FINANCIAL HIGHLIGHTS..........................................     4
INVESTMENT OBJECTIVES AND
  CONSIDERATIONS..............................................     7
     U.S. Income Fund.........................................     7
     U.S. Real Estate Fund....................................     7
SPECIAL CONSIDERATIONS........................................     9
HOW TO PURCHASE SHARES........................................    11
HOW TO EXCHANGE SHARES........................................    14
HOW TO REDEEM SHARES..........................................    16
HOW SHARES ARE VALUED.........................................    21
DIVIDENDS AND TAXES...........................................    21
THE TRUST.....................................................    23
MANAGEMENT OF THE FUNDS.......................................    24
PERFORMANCE INFORMATION.......................................    26

                          SUMMARY OF FEES AND EXPENSES

     The following summary, which is based on actual expenses and average net assets for each Fund for the year ended June 30, 1996, is provided to assist you in understanding the various costs and expenses a shareholder in each respective Fund could bear directly or indirectly.

                                                       REAL
                                          INCOME      ESTATE
                                           FUND        FUND
                                          ------      ------
SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load..............      None        None
     Redemption Fee..................      None        None
     Trader's Fee (on the redemption
        or exchange of shares held
        less than 14 days)...........      0.10%       0.10%
     Administrative Exchange Fee.....       $5          $5
     Account Closing Fee (does not
        apply to exchanges)..........      $10         $10
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET
  ASSETS)(1)
     Management Fees.................      0.75%       0.75%
     12b-1 Fees......................      None        None
     Other Expenses..................      0.70%       0.82%
     Transfer Agency Fees............      0.38%       0.41%
     Accounting Services Fees........      0.25%       0.28%
Total Fund Operating Expenses (net of
  waivers and reimbursements)........      2.08%       2.26%

                                       2

     Except for active ABC Investment Plan accounts, custodial accounts for minors and retirement accounts, if an account balance falls, for any reason other than market fluctuations, below $1,000 at any time during a month, that account will be subject to a monthly small account charge of $1 which will be paid quarterly. (See "Small Accounts.")

     A shareholder who requests delivery of redemption proceeds by wire transfer will be subject to a $10 charge. International wires will be higher.

HYPOTHETICAL EXAMPLE OF EFFECT OF FUND EXPENSES

     You would pay the following expenses on a $1,000 investment, assuming 5% annual return and redemption at the end of the period.

                                             INCOME     REAL ESTATE
                                             ------     -----------
1 year..................................      $ 31         $  33
3 years.................................        75            81
5 years.................................       122           131
10 years................................       251           269

Included in these estimates is the account closing fee of $10 for each period. This fee is a flat charge which does not vary with the size of your investment. Accordingly, for investments larger than $1,000, your total expenses will be substantially lower in percentage terms than this illustration implies. The examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
--------------------------------------------------------------------------------

(1) Annual Fund Operating Expenses are based on each Fund's historical expenses. Management Fees, Transfer Agency Fees and Accounting Services Fees are paid to U.S. Global Investors, Inc. (the "Advisor") and its wholly owned subsidiary. Please refer to the section entitled "Management of the Funds" for further information.

                                       3

                              FINANCIAL HIGHLIGHTS
                                U.S. INCOME FUND

     The following per share data and ratios for a share of beneficial interest outstanding throughout each of the five years ended June 30, 1996 have been audited by Price Waterhouse LLP, the Fund's Independent Accountants. The related financial statements and the report of Independent Accountants are included in the Funds' 1996 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information ("SAI"). In addition to the data set forth below, further information about the performance of the Fund is contained in the Annual Report to Shareholders and SAI which may be obtained without charge.
     Selected data for a capital share outstanding throughout each year is as follows:

                                                                        YEAR ENDED JUNE 30,
                                       --------------------------------------------------------------------------------------
                                         1996       1995       1994       1993       1992       1991       1990       1989
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................  $   13.35      12.57      14.06      12.65      11.32      12.23      11.61       9.64
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Net investment income(c)...........        .35        .35        .31        .30        .29        .36        .43        .48
  Net realized and unrealized gain
   (loss) on investments(d)..........       1.84        .79      (1.06)      2.19       1.40       (.62)       .61       1.96
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment operations.....       2.19       1.14       (.75)      2.49       1.69       (.26)      1.04       2.44
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less dividends and distributions:
  Dividends from net investment
   income............................       (.35)      (.34)      (.31)      (.27)      (.35)      (.36)      (.42)      (.47)
  Distributions in excess of net
   investment income(e)..............         --         --       (.03)        --         --         --         --         --
  Distributions from net realized
   gains.............................       (.25)      (.02)      (.01)      (.79)      (.01)      (.29)        --         --
  Distributions in excess of realized
   gains(e)..........................         --         --       (.39)      (.02)        --         --         --         --
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total dividends and distributions....       (.60)      (.36)      (.74)     (1.08)      (.36)      (.65)      (.42)      (.47)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period.......  $   14.94      13.35      12.57      14.06      12.65      11.32      12.23      11.61
                                       =========  =========  =========  =========  =========  =========  =========  =========
Total Investment Return(f)...........     16.60%       9.31      (5.83)     20.68      15.02      (2.07)      8.89      26.02
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................  $   9,698     10,230     11,865     11,009      7,845      7,456      8,137      5,317
Ratio of expenses to average net
  assets.............................       2.08%(g)   1.98       1.74       1.83       1.95       2.22       1.94       2.00
Ratio of net income to average net
  assets.............................       2.45%(g)   2.59       2.27       2.34       2.47       2.99       3.55       4.61
Portfolio turnover rate..............      50.89%      7.02       6.91      44.18      76.15     109.85      19.29      17.59
Average Commission Rate Paid(h)......  $  0.0941         NA         NA         NA         NA         NA         NA         NA

                                        YEAR ENDED JUNE 30,
                                        -------------------
                                          1988       1987
                                        ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................      10.50      11.20
                                        ---------  ---------
  Net investment income(c)...........        .63        .63
  Net realized and unrealized gain
   (loss) on investments(d)..........       (.38)      (.27)
                                        ---------  ---------
Total from investment operations.....        .25        .36
                                        ---------  ---------
Less dividends and distributions:
  Dividends from net investment
   income............................       (.76)      (.50)
  Distributions in excess of net
   investment income(e)..............         --         --
  Distributions from net realized
   gains.............................       (.35)      (.32)
  Distributions in excess of realized
   gains(e)..........................         --       (.24)
                                        ---------  ---------
Total dividends and distributions....      (1.11)     (1.06)
                                        ---------  ---------
Net asset value, end of period.......       9.64      10.50
                                        =========  =========
Total Investment Return(f)...........       3.13       3.32
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................      4,450      3,572
Ratio of expenses to average net
  assets.............................       1.73       1.60
Ratio of net income to average net
  assets.............................       6.19       6.14
Portfolio turnover rate..............     126.56     173.91
Average Commission Rate Paid(h)......         NA         NA
                                                 (CONTINUED)

                                       4

                              FINANCIAL HIGHLIGHTS
                             U.S. REAL ESTATE FUND

     The following per share data and ratios for a share of beneficial interest outstanding throughout each of the five years ended June 30, 1996 have been audited by Price Waterhouse LLP, the Fund's Independent Accountants. The related financial statements and the report of Independent Accountants are included in the Funds' 1996 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information ("SAI"). In addition to the data set forth below, further information about the performance of the Fund is contained in the Annual Report to Shareholders and SAI which may be obtained without charge.

     Selected data for a capital share outstanding throughout each year is as follows:

                                                                        YEAR ENDED JUNE 30,
                                       --------------------------------------------------------------------------------------
                                         1996       1995       1994       1993       1992       1991       1990       1989
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................  $    9.80       9.86      10.96      10.17       8.83       8.36      10.20       9.29
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Net investment income(c)...........        .42        .23        .22        .17        .29        .24        .30        .38
  Net realized and unrealized gain
   (loss) on investments(d)..........       1.27       (.13)     (1.05)       .79       1.38        .47      (1.57)       .94
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment operations.....       1.69        .10       (.83)       .96       1.67        .71      (1.27)      1.32
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less dividends and distributions:
  Dividends from net investment
   income............................       (.39)      (.16)      (.22)      (.17)      (.33)      (.24)      (.30)      (.41)
  Distributions in excess of net
   investment income(e)..............         --         --       (.02)        --         --         --         --         --
  Distributions from net realized
   gains.............................         --         --         --         --         --         --       (.27)        --
  Tax return of capital
   distributions(e)..................       (.13)        --       (.03)        --         --         --         --         --
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total dividends and distributions....       (.52)      (.16)      (.27)      (.17)      (.33)      (.24)      (.57)      (.41)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period.......  $   10.97       9.80       9.86      10.96      10.17       8.83       8.36      10.20
                                       =========  =========  =========  =========  =========  =========  =========  =========
Total Investment Return(f)...........      17.34%      1.09      (7.70)      9.45      18.70       9.23     (12.60)     14.46
Ratios/supplemental data:
Net assets, end of period (in
  thousands).........................  $   8,220      9,169     14,597     19,780     21,514      6,678      6,016      5,658
Ratio of expenses to average net
  assets.............................       2.26%(g)   1.92       1.59       1.40       1.63       2.63       2.51       2.14
Ratio of net income to average net
  assets.............................       3.63%(g)   2.22       1.96       1.55       3.17       2.66       3.50       4.70
Portfolio turnover rate..............     107.59%     48.10     145.33     186.99     102.56     132.53      62.55      87.67
Average commission rate paid (h).....  $  0.0925         NA         NA         NA         NA         NA         NA         NA

                                  YEAR ENDED JUNE 30,
                                  -------------------
                                        PERIOD
                                       ENDED(A)
                                       --------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................    10.00
                                       --------
  Net investment income(c)...........      .45
  Net realized and unrealized gain
   (loss) on investments(d)..........     (.78)
                                       --------
Total from investment operations.....     (.33)
                                       --------
Less dividends and distributions:
  Dividends from net investment
   income............................     (.38)
  Distributions in excess of net
   investment income(e)..............       --
  Distributions from net realized
   gains.............................       --
  Tax return of capital
   distributions(e)..................       --
                                       --------
Total dividends and distributions....     (.38)
                                       --------
Net asset value, end of period.......     9.29
                                       ========
Total Investment Return(f)...........    (2.99)
Ratios/supplemental data:
Net assets, end of period (in
  thousands).........................    3,237
Ratio of expenses to average net
  assets.............................       --(b)
Ratio of net income to average net
  assets.............................     6.76(b)
Portfolio turnover rate..............    51.01(b)
Average commission rate paid (h).....       NA
                    (FOOTNOTES ON FOLLOWING PAGE)

                                       5

(CONTINUED FROM PREVIOUS PAGE)

    (a) For the period July 2, 1987 (date of commencement of operations) to June 30, 1988; (b) Annualized; the ratios are not necessarily indicative of twelve months of operation; (c) Net of expense reimbursements; (d) Includes the effect of capital share transactions throughout the year; (e) Distributions in excess of net investment income and net realized gains and tax returns of capital are presented in accordance with SOP 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies, which was first implemented by the Funds in fiscal 1993. Information for prior years has not been restated; (f) Total return does not reflect the effect of account fees; (g) Expense ratio is net of expense reimbursements or fee waivers. Had such reimbursements not been made, the expense ratio subject to the most restrictive state limitation would have been 2.10% and 2.27% and the net investment income ratio would have been 2.42% and 3.62% for the Income and Real Estate Funds, respectively. (h) Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions were charged. This information was not required prior to 1996.

                                       6

                    INVESTMENT OBJECTIVES AND CONSIDERATIONS

     United Services Funds (the "Trust") offers investors several growth and income funds, two of which are included in this prospectus, the Income Fund and the Real Estate Fund. Each Fund has a different investment objective and is designed to satisfy different needs. The Income Fund seeks to preserve capital, consistent with production of current income. Long-term capital appreciation is a secondary consideration. The Income Fund may invest in a broad range of equity and debt securities. The Real Estate Fund's principal objective is long-term capital appreciation; current income is a secondary consideration. The Real Estate Fund invests primarily in equity securities of companies in the real estate or real estate related industry.

U.S. INCOME FUND

     The investment objectives of the Income Fund are preservation of capital and, consistent with that objective, production of current income. Long-term capital appreciation is a secondary consideration.

     The Income Fund will invest in the following types of securities: common stocks, including, but not limited to, shares of beneficial interest of real estate investment trusts; corporate bonds; senior securities convertible into common stocks (convertible preferred stocks and convertible bonds or debentures); United States Treasury bills; United States Treasury bonds; and obligations issued, guaranteed or otherwise backed by United States Government agencies and instrumentalities. The Fund may also invest in the securities of foreign issuers which are listed on domestic national securities exchanges, quoted on NASDAQ, or traded in the domestic over-the-counter market. The Fund purchases only those preferred stocks, bonds and debentures that, in the opinion of the Advisor, meet a credit standard which is consistent with the objective of preservation of capital. The distribution of investments between different types of securities is governed by an investment policy, which can be changed by the Board of Trustees, that at least 80% of the Income Fund's total net assets will be invested in income-producing securities. The common stocks in which the Income Fund ordinarily invests are those of issuers with a long-established record of paying cash dividends, such as companies that provide essentials, such as electricity, gas and telephone services. Investments will be diversified among a variety of industries to limit risk; however, up to 10% of the total net assets of the Income Fund may be invested in securities that are not readily marketable. To increase current income, the Income Fund may write (sell) covered call options on common stocks in its portfolio.

U.S. REAL ESTATE FUND

     The primary investment objective of the Real Estate Fund is long-term capital appreciation. Current income is a secondary consideration. The Fund

                                       7

will seek to achieve its objectives by investing primarily in equity securities of companies in the real estate or real estate related industry.

     The Fund will invest not less than 65% of its total assets in common and preferred stocks of companies listed on national securities exchanges or NASDAQ which have at least 50% of the value of their assets in, or which derive at least 50% of their revenues from, the ownership, construction, management or sale of residential, commercial or industrial real estate. Such stocks may include publicly traded or listed equity real estate investment trusts which own properties and mortgage real estate investment trusts which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools. The Fund may also invest up to 35% of total net assets in real estate or real estate related securities of foreign issuers listed on domestic or foreign exchanges, quoted on NASDAQ, or traded in the domestic over-the-counter market.

     The Fund may also invest in equity, debt, or convertible securities of issuers whose products and services are related to the real estate industry such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. In addition, the Fund may, from time to time, seek investment in the securities of companies unrelated to the real estate industry but which have significant real estate holdings believed to be undervalued relative to the price of the companies'securities.

     There may be periods when investments in such securities should be reduced due to unusual or adverse economic conditions. Thus, the Real Estate Fund may temporarily invest, without limitation other than the Real Estate Fund's investment restrictions, in short-term money market instruments if, in the opinion of the Advisor, market conditions warrant. The Fund may invest more than 25% of its total assets in any one sector of the real estate or real estate related industries. See "Special Risks" in the Statement of Additional Information.

     The Real Estate Fund may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies which own, construct, manage or sell residential, commercial or industrial real estate. Additional risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increase in interest rates. The value of securities of companies which serve the real estate industry may also be affected by such risks.

                                       8

                             SPECIAL CONSIDERATIONS

FOREIGN SECURITIES

     Investment in foreign securities may involve risks not present in domestic investment. These include fluctuating exchange rates; the fact that foreign issuers may be subject to different, and in some cases, less comprehensive accounting, financial reporting and disclosure standards than are domestic issuers; the risk of adverse changes in foreign investment or exchange control regulations, expropriation or confiscatory taxation; political or financial instability; or other developments which can affect investments. The Income Fund and the Real Estate Fund may invest in the securities of foreign issuers that are listed on a domestic exchange, quoted on NASDAQ, or traded in the domestic over-the-counter market. The Real Estate Fund may also invest in securities of foreign issuers that are listed on foreign securities exchanges.

PORTFOLIO TURNOVER

     Each Fund's total portfolio turnover rate is shown in the "Financial Highlights Table." A Fund's annual rate of portfolio turnover may vary widely from year to year depending on market conditions and prospects and may be higher than those of other mutual funds with similar investment objectives to each Fund. High portfolio turnover in any given year indicates a substantial amount of short-term trading, which may result in payment by the Funds of above-average amounts of brokerage commissions and could result in the payment by shareholders of above-average amounts of taxes on realized investment gain. Any short-term gain realized on securities will be taxed to shareholders as ordinary income. See "Dividends and Taxes."

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend securities to broker-dealers or institutional investors for their use in connection with short sales, arbitrages and other securities transactions. A Fund will not lend portfolio securities unless the loan is secured by collateral (consisting of any combination of cash, United States Government securities or irrevocable letters of credit) in an amount at least equal (on a daily mark-to-market basis) to the current market value of the securities loaned. In the event of a bankruptcy or breach of agreement by the borrower of the securities, a Fund could experience delays and costs in recovering the securities loaned. A Fund will not enter into securities lending agreements unless its custodian bank/lending agent will fully indemnify the Fund against loss due to borrower default. A Fund may not lend securities with an aggregate market value of more than one-third of the Fund's total net assets.

REPURCHASE AGREEMENTS

     Each Fund may invest a portion of its assets in repurchase agreements with United States broker-dealers, banks and other financial institutions,

                                       9

provided the Fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, a Fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements must be collateralized by United States Government or government agency securities the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause the Fund some loss if the value of the securities declined prior to liquidation. To minimize the risk of loss, a Fund will enter into repurchase agreements only with institutions and dealers which the Board of Trustees considers creditworthy.

PUT AND CALL OPTIONS

     SELLING (OR WRITING) COVERED CALL OPTIONS. Each Fund may sell (or write) covered call options on portfolio securities to hedge against adverse movements in the prices of these securities. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a security on or before a fixed date at a predetermined price, referred to as the strike price. If the price of the hedged security should fall or remain below the strike price, the Fund will not be called upon to deliver the security, and the Fund will retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. The hedge provided by writing covered call options is limited to a price decline in the security of no more than the option premium received by the Fund for writing the option. If the security owned by the Fund appreciates above the option's strike price, the Fund will generally be called upon to deliver the security, which will prevent the Fund from receiving the benefit of any price appreciation above the strike price.

     BUYING CALL OPTIONS. Each Fund may purchase call options on securities movements in the prices of these securities. Each Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

     BUYING PUT OPTIONS. Each Fund may purchase put options on portfolio securities to hedge against adverse movements in the prices of these securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will

                                       10

realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

     CLOSING TRANSACTIONS. Each Fund may dispose of an option written by the Fund by entering into a "closing purchase transaction" for an identical option and may dispose of an option purchased by the Fund by entering into a "closing sale transaction" for an identical option. In each case, the closing transaction will have the effect of terminating the rights of the option holder and the obligations of the option purchaser and will result in a gain or loss to the Fund based upon the relative amount of the premiums paid or received for the original option and the closing transaction. A Fund may sell (or write) put options solely for the purpose of entering into closing sale transactions.

     INDEX OPTIONS. Each Fund may purchase and sell call options and purchase put options on stock indices in order to manage cash flow, reduce equity exposure, or remain fully invested in equity securities. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

SPECIAL LIMITATIONS

     The investment objectives of the Income and Real Estate Funds may not be changed without the vote of a majority of the Fund's outstanding voting securities.

     Each Fund may: (1) borrow up to 5% of the total assets of that Fund as a temporary measure (for extraordinary purposes); (2) invest up to 5% of the value of the total assets of that Fund in securities of any one issuer (except such limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and/or instrumentalities); (3) not acquire more than 10% of the voting securities of any one issuer; and (4) lend portfolio securities with an aggregate market value of not more than one-third of such Fund's total net assets.

                             HOW TO PURCHASE SHARES

     The minimum initial investment is $1,000 for regular accounts or $50 for custodial accounts for minors. The minimum subsequent investment is $50. The minimum initial investment for persons enrolled in the ABC Investment Plan is $100, and the minimum subsequent investment pursuant to such a plan is $30 or more per month per account. There is no minimum purchase for retirement plan accounts, including IRAs, administered by the Advisor or its agents and affiliates.

                                       11

YOU MAY INVEST IN THE FOLLOWING WAYS:

BY MAIL

     Send your application and check or money order, made payable to the respective Fund, to P.O. Box 781234, San Antonio, Texas 78278-1234.

     When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address mentioned above. Do not use the remittance portion of your confirmation statement for a different fund as it is pre-coded. This may cause your investment to be invested into the wrong fund. If you wish to purchase shares in more than one fund, send a separate check or money order for each fund. Third party checks will not be accepted; and the Trust reserves the right to refuse to accept second party checks.

BY TELEPHONE

     Once your account is open, you may make investments by telephone by calling 1-800-873-8637. Investments by telephone are not available in money market funds or any retirement account administered by the Advisor or its agents. The maximum telephone purchase is ten times the value of the shares owned, calculated at the last available net asset value. Payment for shares purchased by telephone is due within seven business days after the date of the transaction. You cannot exchange shares purchased by telephone until after the payment has been received and accepted by the Trust.

BY WIRE

     You may make your initial or subsequent investments in United Services Funds by wiring funds. To do so, call United Services Funds for a confirmation number and wiring instructions.

BY ABC INVESTMENT PLAN (Registered Trademark)

     The ABC Investment Plan (Registered Trademark) (Automatically Building Capital) is offered as a special service allowing you to build a position in any of the United Services family of funds over time without trying to outguess the market. Once your account is open, you may make investments automatically by completing the ABC Investment Plan (Registered Trademark) form authorizing United Services Funds to draw on your money market or bank account monthly for a minimum of $30 a month beginning within thirty (30) days after the account is opened. These lower minimums are a special service bringing to small investors the benefits of United Services Funds without requiring a $1,000 minimum initial investment.

     Your investment dollars will automatically buy more shares when the market is undervalued and fewer shares when the market is overvalued. By investing an equal amount at regular, periodic intervals, you avoid the

                                       12

     extremes in the market. Of course, using the ABC Investment Plan (Registered Trademark) does not guarantee a profit. If you sell at the bottom, no system will give you a gain.

     You may call 1-800-873-8637 to open a treasury money market fund or inquire at your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment or discontinue the Plan any time by letter received by United Services Funds at least two weeks before the change is to become effective.

ADDITIONAL INFORMATION ABOUT PURCHASES

     All purchases of shares are subject to acceptance by the Trust and are not binding until accepted. United Services Funds reserves the right to reject any application or investment. Orders received by the Funds' transfer agent or a sub-agent before 4:00 p.m. Eastern Time, Monday through Friday exclusive of business holidays, and accepted by the Funds will receive the share price next computed after receipt of the order. In the event that the NYSE and other financial markets close earlier, as on the eve of a holiday, orders will become effective earlier in the day at the close of trading on the NYSE.

     United Services Funds charges no sales commissions or "loads" of any kind. However, investors may purchase and sell shares through registered broker-dealers who may charge fees for their services.

     If your telephone order to purchase shares is canceled due to nonpayment or late payment (whether or not your check has been processed by the Fund), you will be responsible for any loss incurred by the Trust by reason of such cancellation.

     If a check is returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20 and you will be responsible for any loss incurred by the Trust with respect to cancelling the purchase.

     To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any affiliated funds already owned by any purchaser whose order is canceled, for whatever reason, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

     CHECKS DRAWN ON FOREIGN BANKS. To be received in good order, an investment must be made in U.S. dollars payable through a bank in the U.S. As an accommodation, the Funds' transfer agent may accept checks payable in a foreign currency or drawn on a foreign bank and will attempt to convert such checks into U.S. dollars and repatriate such amount to the Fund's account in the U.S. Your investment in the Fund will not be considered to have been received in good order until your foreign check has been converted into U.S. dollars and is available to the Funds through a bank in the U.S. Your investment in the Fund may be delayed until your foreign

                                       13

check has been converted into U.S. dollars and cleared the normal collection process. Any amounts charged to the Fund for collection procedures will be deducted from the amount invested.

     If the Trust incurs a charge for locating a shareholder without a current address, such charge will be passed through to the shareholder.

TAX IDENTIFICATION NUMBER

     Each Fund is required by Federal law to withhold and remit to the United States Treasury a portion of the dividends, capital gain distributions and proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who underreports dividend or interest income or who fails to provide certification of tax identification number. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Transfer Agent, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

     Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In addition, the Fund assesses a $50 administrative fee if the taxpayer identification number is not provided by year end.

CERTIFICATES

     When you open your account, United Services Funds will send you a confirmation statement, which will be your evidence that you have opened an account with United Services Funds. The confirmation statement is non-negotiable, so if it is lost or destroyed, you will not be required to buy a lost instrument bond or be subject to other expense or trouble, as you would with a negotiable stock certificate. At your written request, United Services Funds will issue negotiable stock certificates. Unless your shares are purchased with wired funds, a certificate will not be issued until 15 days have elapsed from the time of purchase, or United Services Funds has satisfactory proof of payment, such as a copy of your canceled check. Negotiable certificates will not be issued for fewer than 100 shares.

                             HOW TO EXCHANGE SHARES

     You have the privilege of exchanging into any of the other funds in the United Services family of funds which are registered in your state. An exchange involves the redemption (sale) of shares of one fund and purchase of shares of another fund at the respective closing net asset value and is a taxable transaction.

                                       14

FUNDS IN THE UNITED SERVICES FAMILY

     Investing involves a trade-off between potential rewards and potential risks. In order to achieve higher rewards on your investment, you must be willing to take on higher risk. If you are most concerned with safety of principal, a lower risk investment will provide greater stability but with lower potential earnings. Another strategy for dealing with volatile markets is to use the ABC Investment Plan (Registered Trademark). The list below is a reward and risk guide to all of the mutual funds in the United Services family of funds. This guide may help you decide if a fund is suitable for your investment goals.

            HIGH REWARD      China Region Opportunity Fund
            HIGH RISK        U.S. Gold Shares Fund
                             U.S. World Gold Fund
                             U.S. Global Resources Fund
                             Bonnel Growth Fund
                             U.S. Real Estate Fund
            MODERATE REWARD  U.S. All American Equity Fund
            MODERATE RISK    U.S. Income Fund
                             U.S. Tax Free Fund
                             United Services Near-Term Tax Free Fund
                             United Services Intermediate Treasury Fund
            LOW REWARD       U.S. Government Securities Savings Fund
            LOW RISK         U.S. Treasury Securities Cash Fund

     If you have additional questions, one of our professional investor representatives will personally assist you. Call 1-800-US-FUNDS.

BY TELEPHONE

     You will automatically have the privilege to direct United Services Funds to exchange your shares by calling toll free 1-800-US-FUNDS (1-800-873-8637). In connection with such exchanges, neither the Fund nor the Transfer Agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The shareholder, as a result of this policy, will bear the risk of loss. Each Fund and/or its Transfer Agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmation and tape recording conversations); and if either party does not employ reasonable procedures, it may be liable for losses due to unauthorized or fraudulent transactions.

BY MAIL

     You may direct United Services Funds in writing to exchange your shares between identically registered accounts. The request must be signed exactly as the name appears in the registration. (Before writing, read "Additional Information About Exchanges.")

                                       15


ADDITIONAL INFORMATION ABOUT EXCHANGES

     (1) There is a $5 charge, which is paid to United Shareholder Services, Inc. (the "Transfer Agent" or "USSI"), for each exchange transaction out of any fund account. Retirement accounts administered by the Advisor or its agents are charged $5 for each exchange exceeding three per quarter. The exchange fee is charged to cover administrative costs associated with handling these exchanges.

     (2) An exchange involves both the redemption of shares out of the Fund and the purchase of shares in a "Separate Fund." Like any other purchase, shares of the Separate Fund cannot be purchased by exchange until all conditions of purchase are met, including investable proceeds being immediately available. Like any other redemption, the Fund reserves the right to hold exchange proceeds for up to seven days. In general, the Fund expects to exercise this right on exchanges of $50,000 or more. In such event, purchase of the Separate Fund shares will also be delayed. Separate Fund shares will be priced at their net asset value at the time of purchase. Redemption proceeds will not be invested in either fund during this period. In all cases Fund shares will be redeemed immediately, however Separate Fund shares will not be purchased until investable proceeds are available. You will be notified immediately if the purchase will be delayed.

     (3) If the shares you wish to exchange are represented by a negotiable stock certificate, the certificate must be returned before the exchange can be effected.

     (4) Shares may not be exchanged unless you have furnished United Services Funds with your tax identification number, certified as prescribed by the Internal Revenue Code and Regulations, and the exchange is to an account with like registration and tax identification number. (See "Tax Identification Number.")

     (5) Exchanges out of United Services Funds' equity funds of shares held less than 14 days are subject to a trader's fee. (See "Trader's Fee Paid to Fund.")

     (6) The exchange privilege may be terminated at any time. The exchange fee and other terms of the privilege are subject to change.

                              HOW TO REDEEM SHARES

     You may redeem any or all of your shares at will. Redemption requests received in proper order by the Fund's transfer agent or a sub-agent before 4:00 p.m. Eastern Time, Monday through Friday exclusive of business holidays will receive the share price next computed after receipt of the request.

                                       16

BY MAIL

     A written request for redemption must be in "proper order," which requires delivery of the following to the Transfer Agent:

     (1) a written request for redemption signed by each registered owner exactly as the shares are registered, the account number and the number of shares or the dollar amount to be redeemed;

     (2) negotiable stock certificates for any shares to be redeemed for which certificates have been issued;

     (3)  signature guarantees when required; and

     (4) such additional documents as are customarily required to evidence the authority of persons effecting redemptions on behalf of corporations, executors, trustees, and other fiduciaries. Redemptions will not become effective until all documents in the form required have been received by the Transfer Agent. (Before writing, read "Additional Information About Redemptions.")

HOW TO EXPEDITE REDEMPTIONS

     To redeem your Fund shares by telephone, you may call the Fund and direct an exchange out of the Fund into an identically registered account in a United Services treasury money market fund ($1,000 minimum initial investment). You may then write a check against your treasury money market fund account. See "How to Exchange Shares" for a description of exchanges, including the $5 exchange fee. Call 1-800-873-8637 for more information concerning telephone redemption and a treasury money market fund prospectus.

SPECIAL REDEMPTION ARRANGEMENTS

     Special arrangements may be made by institutional investors or on behalf of accounts established by brokers, advisers, banks or similar institutions to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call the Trust at 1-800-873-8637. Telephone redemptions are available for Chairman's Circle accounts.

SIGNATURE GUARANTEE

     Redemptions in excess of $15,000 currently require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, when the proceeds are paid to someone other than the registered owner of shares to be redeemed or if proceeds are to be mailed to an address other than the registered address of record. When a signature guarantee is required, each signature must be guaranteed by: (a) a federally insured bank or thrift institution; (b) a broker or dealer (general securities, municipal, or government) or clearing agency registered with the U.S. Securities and Exchange Commission that maintains net capital of at least

                                       17

$100,000; or (c) a national securities exchange or national securities association. The guarantee must: (i) include the statement "Signature(s) Guaranteed"; (ii) be signed in the name of the guarantor by an authorized person, including the person's printed name and position with guarantor; and
(iii) include a recital that the guarantor is federally insured, maintains the requisite net capital or is a national securities exchange or association. Shareholders living abroad may acknowledge their signatures before a U.S. consular officer. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments (e.g., legal officers and adjutants).

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

BY MAIL

     If your redemption check is mailed, it is usually mailed within 48 hours; however, the Fund reserves the right to hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared, which may take up to seven days. You may avoid this requirement by investing by bank wire (Federal funds). Redemption checks may be delayed if you have changed your address in the last 30 days. Please notify the Fund promptly in writing, or by telephone, of any change of address.

BY WIRE

     You may authorize the Fund to transmit redemption proceeds by wire, provided you send written wiring instructions with a signature guarantee at the time of redemption. Proceeds from your redemption will usually be transmitted on the first business day following the redemption. However, the Trust reserves the right to hold redemptions for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be wired until the purchase check has cleared, which may take up to seven days. There is a $10 charge to cover the wire, which is deducted from redemption proceeds. International wires will be higher.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

     The redemption price may be more or less than your cost, depending on the net asset value of the Fund's portfolio next determined after your request is received.

     A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS Form W4-P and a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax.

     The Trust has the authority to redeem existing accounts and to refuse a potential account the privilege of having an account in the Trust if the Trust reasonably determines that the failure to so redeem, or to so prohibit, would have a material adverse consequence to the Trust and its shareholders. No

                                       18

account closing fee or redemption fee will be charged to investors whose accounts are closed under this provision.

TRADER'S FEE PAID TO THE FUND

     A Trader's fee of 10 basis points or 0.10% of the value of shares redeemed or exchanged will be assessed to shareholders who redeem or exchange shares of the Fund held less than fourteen (14) calendar days. The Trader's Fee will be paid to the Fund to benefit remaining shareholders by protecting them against expenses due to excessive trading. Excessive short-term trading has an adverse impact on effective portfolio management as well as upon Fund expenses. The Fund has reserved the right to refuse investments from shareholders who engage in short-term trading that may be disruptive to the Fund.

ACCOUNT CLOSING FEE

     In order to reduce Fund expenses an account closing fee of $10 will be assessed to shareholders who redeem all shares in their Fund account and direct that redemption proceeds be delivered to them by mail or wire. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate to redeeming shareholders a more equitable portion of the Transfer Agent's fee, including the cost of tax reporting, which is based upon the number of shareholder accounts. The account closing fee does not apply to exchanges between the funds in United Services family of funds nor will it be imposed on any account which is involuntarily redeemed.

SMALL ACCOUNTS

     Fund accounts which fall, for any reason other than market fluctuations, below $1,000 at any time during a month will be subject to a monthly small account charge of $1 which will be payable quarterly. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate the costs of maintaining shareholder accounts more equally among shareholders.

     As a special service for small investors, active ABC Investment Plan (Registered Trademark) accounts, custodial accounts for minors, and retirement plan accounts administered by the Advisor or its agents and affiliates will not be subject to the small account charge.

     In order to reduce expenses of the Fund, the Trust may redeem all of the shares in any shareholder account, other than active ABC Investment Plan (Registered Trademark) accounts, custodial accounts for minors and retirement plan accounts, if, for a period of more than three months, the account has a net asset value of $500 or less and the reduction in value is not due to market fluctuations. If the Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide

                                       19

those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety
(90) days of the notice. No account closing fee will be charged to investors whose accounts are closed under this redemption provision.

CONFIRMATION STATEMENTS

     Shareholders normally will receive a confirmation statement after each transaction (purchase, redemption, dividend, etc.) showing activity in the account. If you have no transactions, you will receive an annual statement only.

OTHER SERVICES

     The Trust has available a number of plans and services to meet the special needs of certain investors. Plans available include:

     (1)  payroll deduction plans, including military allotments;

     (2)  custodial accounts for minors;

     (3)  a flexible, systematic withdrawal plan; and

     (4) various retirement plans such as IRA, SEP/IRA, 403(b)(7), 401(k) and employer-adopted defined contribution plans.

     Application forms and brochures describing these plans and services may be obtained from the Transfer Agent at 1-800-US-FUNDS (1-800-873-8637).

     There is an annual charge for each retirement plan fund account with respect to which Security Trust & Financial Company ("ST&FC"), a wholly-owned subsidiary of the Advisor, acts as custodian (for example, $10 for IRAs and $15 for SEP/IRAs, 403(b)(7)s, profit sharing and other such accounts). If this administrative charge is not paid separately prior to the last business day of a calendar year or prior to a total redemption or exchange, it will be deducted from the shareholder's account.

SHAREHOLDER SERVICES

     United Shareholder Services, Inc. ("USSI"), a wholly-owned subsidiary of the Advisor, acts as transfer and dividend paying agent for all fund accounts. Simply write or call 1-800-US-FUNDS for prompt service on any questions about your account.

24-HOUR ACCOUNT INFORMATION

     Shareholders can also access 24 hours a day current information on yields, share prices, latest dividends, account balances, deposits and redemptions. Just call 1-800-US-FUNDS and press the appropriate codes into your touch-tone phone.

                                       20

                             HOW SHARES ARE VALUED

     Shares of each Fund are purchased or redeemed, on a continuing basis without a sales charge, at their next determined net asset value per share. The net asset value per share of each Fund is calculated separately by United Shareholder Services, Inc. Net asset value per share is determined as of 4:00 p.m. Eastern Time, Monday through Friday, exclusive of business holidays on which the NYSE is closed, by dividing the aggregate net assets of each Fund by the total number of shares of that Fund outstanding. In the event that the NYSE and other financial markets close earlier as on the eve of a holiday, the net asset value per share will be determined earlier in the day at the close of trading on the NYSE.

     Valuation shall be calculated in U.S. dollars. Securities quoted in other currencies will be converted to U.S. dollars using the exchange rate then in effect in the principal market in which the relevant securities are traded. A portfolio security listed or traded on an international market, either on an exchange or over- the-counter, is valued at the last reported sales price prior to the time when assets are valued. A portfolio security listed or traded in the domestic market, either on an exchange or over-the-counter, is valued at the latest reported sale price prior to the time when assets are valued; and, lacking any sales on that day, the security is valued at the mean between the last reported bid and ask prices.

     When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Board of Trustees.

     Portfolio securities which are traded on more than one market are valued according to the broadest and most representative market. Prices used to value portfolio securities are monitored to ensure that they represent current market values. If the price of a portfolio security is determined to be materially different from its current market value, then such security will be valued at fair value as determined by Management and approved in good faith by the Board of Trustees.

     Debt securities with maturities of 60 days or less at the time of purchase are valued on the basis of the amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The corporate bonds held by the Income Fund are valued by the Transfer Agent based on an independent pricing service.

                              DIVIDENDS AND TAXES

     Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By complying with the applicable provisions of the Code, a Fund

                                       21

will not be subject to Federal income tax on its net investment income and capital gain net income that are distributed to shareholders.

     All income dividends and capital gain distributions are normally reinvested, without charge, in additional full and fractional shares of the Fund. Alternatively, investors may choose: (1) automatic reinvestment of capital gain distributions in Fund shares and payment of income dividends in cash; (2) payment of capital gain distributions in cash and automatic reinvestment of dividends in Fund shares; or (3) all income dividend and capital gain distributions paid in cash. The share price of the reinvestment will be the net asset value of the Fund shares computed at the close of business on the date the dividend or distribution is paid. Dividend checks returned to the Fund as being undeliverable and dividend checks not cashed after 180 days will automatically be reinvested at the price of the Fund on the day returned or on or about the 181st day, and the distribution option will be changed to reinvest.

     At the time of purchase, the share price of a Fund may reflect undistributed income, capital gains or unrealized appreciation of securities. Any dividend or capital gain distribution paid to a shareholder shortly after a purchase of shares will reduce the per share net asset value by the amount of the distribution. Although in effect a return of capital to the shareholder, these dividends and distributions are fully taxable.

     The Income Fund generally pays dividends quarterly (usually in March, June, September and December). The Real Estate Fund generally pays dividends twice each year (usually in June and December). Capital gains, if any, will be distributed annually in December.

     Each Fund is subject to a nondeductible 4 percent excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gains net of capital losses. The Funds intend to make such distributions as may be necessary to avoid this excise tax.

     Dividends from taxable net investment income and distributions of net short-term capital gains paid by each Fund are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of a Fund. A portion of these dividends may qualify for the 70 percent dividends received deduction available to corporations. Distributions of net capital gains will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his shares.

     Each January, each Fund will report to its shareholders the Federal tax status of dividends and distributions paid or declared by the Fund during the preceding calendar year. This statement will also indicate whether and to what extent distributions qualify for the 70 percent dividends received deduction available to corporations.

                                       22

     The foregoing discussion relates only to generally applicable Federal income tax provisions in effect as of the date of this prospectus. Therefore, shareholders should consult their tax advisers about the status of distributions from the Funds in their own states and localities.

                                   THE TRUST

     United Services Funds (the "Trust") is an open-end management investment company, consisting of numerous separate, diversified portfolios each of which has its own investment objectives and policies. The portfolios are designed to serve a wide range of investor needs.

     The Trust was formed July 31, 1984 as a "business trust" under the laws of the Commonwealth of Massachusetts. It is a "series" company which is authorized to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any series into classes. Shares of numerous series have been authorized. The Board of Trustees of the Trust has the power to create additional series, or divide existing series into two or more classes, at any time, without a vote of shareholders of the Trust.

     Under the Trust's First Amended and Restated Master Trust Agreement (the "Master Trust Agreement"), no annual or regular meeting of shareholders is required, although the Trustees may authorize special meetings from time to time. Under the terms of the Master Trust Agreement, the Trustees will be a self-perpetuating body and will continue their positions until they resign, die or are removed by a written instrument signed by at least two-thirds of the Trustees, by vote of shareholders holding not less than two-thirds of the shares then outstanding of the Trust cast at any meeting called for that purpose, or by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding.

     On any matter submitted to shareholders, shares of each portfolio entitle their holder to one vote per share, irrespective of the relative net asset value of each portfolio's shares. On matters affecting an individual portfolio, a separate vote of shareholders of the portfolio is required. Each portfolio's shares are fully paid and non-assessable by the Trust, have no preemptive or subscription rights, and are fully transferable, with no conversion rights.

                                       23

                            MANAGEMENT OF THE FUNDS

TRUSTEES

     The business affairs of each Fund are managed by the Trust's Board of Trustees. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers and select the Trustees to serve as executive and audit committee members.

THE INVESTMENT ADVISOR

     U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, under an investment advisory agreement with the Trust dated October 26, 1989, furnishes investment advice and is responsible for overall management of the Trust's business affairs. Frank E. Holmes is Chief Executive Officer and Chairman of the Board of Directors of the Advisor, as well as President and a Trustee of the Trust. Since October 1989, Mr. Holmes has owned more than 25% of the voting stock of the Advisor and is its controlling person. The Advisor was organized in 1968.

     The Advisor provides to the Trust, and to each of the funds within the Trust, management and investment advisory services. The Advisor furnishes an investment program for each of the funds, determines, subject to the overall supervision and review of the Board of Trustees of the Trust, what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of each of the funds.

     The Advisor utilizes a team approach to manage the assets of the U.S. Income and the U.S. Real Estate Funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. Timothy Reynolds has been team leader for the Real Estate Fund since January 1996 and has been team leader of the Income Fund since August 1996. Mr. Reynolds, a Certified Financial Analyst, joined the Advisor as a senior research analyst in June 1995. He was employed by another investment advisory firm with responsibilities involving management of a real estate investment trust and debt securities for the two years prior to joining the Advisor. Prior to June 1993 Mr. Reynolds was completing an MBA program and, prior thereto, was employed as a financial analyst for large consumer products companies.

     The Advisor provides the Trust with office space, facilities and business equipment and provides the services of executive and clerical personnel for administering the affairs of the Trust. The Advisor pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes.

     The Advisory Agreement with the Trust provides for each Fund to pay the Advisor a management fee based upon the average net assets of that Fund separately. The fee for managing each of the Income Fund and the Real Estate Fund for the fiscal period ended June 30, 1996 was 0.75% of average net assets.

                                       24

     The Advisor may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client Fund shares.

     The Transfer Agency Agreement with the Trust provides for each Fund to pay USSI an annual fee of $23.00 per account ( 1/12 of $23.00 monthly). In connection with obtaining and/or providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with the Transfer Agent, each Fund shall pay to the Transfer Agent a monthly fee equal to one-twelfth ( 1/12) of 12.5 basis points (.00125) of the value of the shares of the Funds held in accounts at the institutions, which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding Trust shares at the institution. These fees cover the usual transfer agency functions. In addition, the Funds bear certain other Transfer Agent expenses such as the costs of record retention and postage, plus the telephone and line charges (including the toll-free 800 service) used by shareholders to contact the Transfer Agent. For the fiscal period ended June 30, 1996, the Income and Real Estate Funds paid to USSI a total of $38,228 and $35,728, respectively for the transfer agency, lockbox and printing fees. Transfer Agent fees, including reimbursed expenses, are reduced by the amount of small account charges, account maintenance fees and account closing fees the Transfer Agent is paid.

     USSI performs bookkeeping and accounting services, and determines the daily net asset value for each of the Funds. With regard to the Income Fund and Real Estate Fund, bookkeeping and accounting services are provided to each Fund for an asset based fee of 0.03% of the first $250 million average net assets, 0.02% of the next $250 million average net assets and 0.01% of average net assets in excess of $500 million -- subject to an annual minimum fee of $24,000 per Fund. USSI received fees of $24,000 each for the Income Fund and Real Estate Fund for the year ended June 30, 1996.

     Additionally, the Advisor is reimbursed certain costs for in-house legal services pertaining to each Fund.

     The Trust pays all other expenses for its operations and activities. Each Fund pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any shareholder servicing agents, custodian fees, legal and auditors' expenses, brokerage commissions for portfolio transactions, the advisory fee, extraordinary expenses, expenses of shareholder and trustee meetings, expenses for preparing,

                                       25

printing and mailing proxy statements, reports and other communications to shareholders, and expenses of registering and qualifying shares for sale, among others.

                            PERFORMANCE INFORMATION

     From time to time, in advertisements or in reports to shareholders or prospective shareholders, the Fund may compare its performance, either in terms of its yield, total return or its yield and total return, to that of other mutual funds with similar investment objectives and to stock or other indices as reported in various periodicals. Performance comparisons should not be considered as representative of the future performance of the Fund.

     A Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. A Fund may also utilize a total return for differing periods computed in the same manner but without annualizing the total return.

     A Fund's "yield" refers to the income generated by an investment in the Fund over a 30-day (or one month) period (which period will be stated in the advertisement). Yield is computed by dividing the net investment income per share earned during the most recent calendar month or 30-day period by the maximum offering price per share on the last day of such period. This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio, and all recurring charges are recognized.

     The standard total return and yield results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees such as the $5 fee for exchanges.

                                       26

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             UNITED SERVICES FUNDS

                          SHARES OF THE FUNDS ARE SOLD
                           AT NET ASSET VALUE WITHOUT
                               SALES COMMISSIONS,
                         REDEMPTION FEES OR 12B-1 FEES

                                U.S. Income Fund
                             U.S. Real Estate Fund

                               INVESTMENT ADVISOR
                          U.S. Global Investors, Inc.
                              7900 Callaghan Road
                        Mailing Address: P.O. Box 29467
                         San Antonio, Texas 78229-0467

                                 TRANSFER AGENT
                       United Shareholder Services, Inc.
                                P.O. Box 781234
                         San Antonio, Texas 78278-1234

                                   CUSTODIAN
                             Bankers Trust Company
                                 16 Wall Street
                               New York, NY 10005

                                 LEGAL COUNSEL
                          Goodwin, Procter & Hoar LLP
                                 Exchange Place
                                Boston, MA 02109

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                         One Riverwalk Place, Ste. 900
                            San Antonio, Texas 78205

                                  100% No Load

                       Be Sure to Retain This Prospectus;
                       It Contains Valuable Information.

================================================================================

                             UNITED SERVICES FUNDS

                       U.S. TREASURY SECURITIES CASH FUND
                    U.S. GOVERNMENT SECURITIES SAVINGS FUND

                                P.O. BOX 781234
                         SAN ANTONIO, TEXAS 78278-1234
                        1-800-873-8637 (1-800-US-FUNDS)
                (INFORMATION, SHAREHOLDER SERVICES AND REQUESTS)
                        INTERNET: http://www.usfunds.com

                                   PROSPECTUS

                                NOVEMBER 1, 1996

     This prospectus presents information that a prospective investor should know about the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund, two no-load mutual funds (the "Fund(s)") of United Services Funds (the "Trust"). Each Fund has a different investment objective and is designed to meet different investment needs. Investors are responsible for determining whether or not an investment in the fund is appropriate for their needs. Read and retain this prospectus for future reference.

     The Funds are money market funds that endeavor to maintain a constant per share net asset value. SHARES OF THE TRUST ARE NOT INSURED, GUARANTEED, SPONSORED, RECOMMENDED OR APPROVED BY THE UNITED STATES OR ANY AGENCY OR OFFICER THEREOF; THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN STABLE NET ASSET VALUES OF $1.00 PER SHARE.

     A Statement of Additional Information dated November 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement is available free from United Services Funds upon written request at the address set forth above or by calling 1-800-873-8637.

                THESE SECURITIES HAVE NOT BEEN APPROVED OR DIS-
                  APPROVED BY THE SECURITIES AND EXCHANGE COM-
                   MISSION OR ANY STATE SECURITIES COMMISSION
                    NOR HAS THE SECURITIES AND EXCHANGE COM-
                     MISSION OR ANY STATE SECURITIES COMMIS-
                        SION PASSED UPON THE ACCURACY OR
                        ADEQUACY OF THIS PROSPECTUS. ANY
                         REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                       PAGE
                                                       ----
SUMMARY OF FEES AND EXPENSES......................       2
FINANCIAL HIGHLIGHTS..............................       4
INVESTMENT OBJECTIVES AND
  CONSIDERATIONS
  U.S. Treasury Securities Cash
     Fund.........................................       7
  U.S. Government Securities Savings
     Fund.........................................       8
ADDITIONAL INFORMATION............................       8
HOW TO PURCHASE SHARES............................       9
HOW TO EXCHANGE SHARES............................      11
HOW TO REDEEM SHARES..............................      13
HOW SHARES ARE VALUED.............................      18
DIVIDENDS AND TAXES...............................      18
THE TRUST.........................................      19
MANAGEMENT OF THE FUNDS...........................      20
PERFORMANCE INFORMATION...........................      22

                          SUMMARY OF FEES AND EXPENSES

     The following summary, which is based on actual expenses and average net assets for the U.S. Treasury Securities Cash Fund for the year ended June 30, 1996 and the Advisor's voluntary agreement to cap expenses at 0.40% for the U.S. Government Securities Saving Fund until June 30, 1997, is provided to assist you in understanding the various costs and expenses a shareholder in each respective Fund could bear directly and indirectly.

                                            U.S.           U.S.
                                          TREASURY      GOVERNMENT
                                         SECURITIES     SECURITIES
                                          CASH FUND     SAVINGS FUND
                                         ----------    ------------
SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load..............       None           None
     Redemption Fee..................       None           None
     Administrative Exchange Fee.....        $5             $5
     Account Closing Fee (does not
        apply to exchanges)..........       $10            $10
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET
  ASSETS)(1)
     Management Fees (after reduction
        or
        waiver)......................      0.50%          0.12%
     Other Expenses..................      0.36%          0.18%
     Transfer Agency Fees............      0.14%          0.08%
     Accounting Services Fees........      0.03%          0.02%
Total Fund Operating Expenses (after
  reduction or waiver)...............      1.03%          0.40%(2)

                                       2

     Except for active ABC Investment Plan (Registered Trademark) accounts, custodial accounts for minors and retirement accounts, if an account falls, for any reason other than market fluctuations, below $1,000 at any time during a month, that account will be subject to a small account charge of $5 for that month. (See "Small Accounts.")

     A shareholder who requests delivery of redemption proceeds by wire will be subject to a $10 charge. International wires will be charged more.

HYPOTHETICAL EXAMPLE OF EFFECT ON FUND EXPENSES

     You would pay the following expenses on a $1,000 investment, assuming 5% annual return:

                                        U.S. TREASURY     U.S. GOVERNMENT
                                          SECURITIES         SECURITIES
                                          CASH FUND         SAVINGS FUND
                                        --------------    ----------------
1 year...............................        $ 21               $ 14
3 years..............................          43                 29
5 years..............................          67                 46
10 years.............................         136                 95

Included in these estimates is the account closing fee of $10 for each period. This is a flat charge which does not vary with the size of your investment. Accordingly, for investments larger than $1,000, your total expenses will be substantially lower in percentage terms than this illustration. The examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
--------------------------------------------------------------------------------
(1) Annual Fund Operating Expenses are based on each Fund's historical expenses. Management Fees, Transfer Agency Fees, and Accounting Services Fees are paid to U.S. Global Investors, Inc. (the "Advisor") and its wholly owned subsidiary. Please refer to the section entitled "Management of the Funds" for further information.

(2) The Advisor guaranteed that the Total Fund Operating Expenses of the U.S. Government Securities Savings Fund (as a percentage of net assets) will not exceed 0.40% of net assets until June 30, 1997 or until such later date as the Advisor determines. Based on actual operating expenses of the Fund for the year ended June 30, 1996, Management Fees, Other Expenses, Transfer Agency Fees, Accounting Services Fees and Total Fund Operating Expenses were 0.43%, 0.18%, 0.08%, 0.02%, and 0.71%, respectively, in the absence of the fee waiver and reimbursement of expenses by the Advisor.

                                       3

                              FINANCIAL HIGHLIGHTS
                       U.S. TREASURY SECURITIES CASH FUND

     The following per share data and ratios for a share of beneficial interest outstanding throughout each of the five years ended June 30, 1996 have been audited by Price Waterhouse LLP, the Fund's Independent Accountants. The related financial statements and the report of Independent Accountants are included in the Funds' 1996 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information ("SAI"). In addition to the data set forth below, further information about the performance of the Fund is contained in the Annual Report to Shareholders and SAI which may be obtained without charge.
     Selected data for a capital share outstanding throughout each year is as follows:

                                                                        YEAR ENDED JUNE 30,
                                       --------------------------------------------------------------------------------------
                                         1996       1995       1994       1993       1992       1991       1990       1989
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................  $    1.00       1.00       1.00       1.00       1.00       1.00       1.00       1.00
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Net investment income(b)...........        .04        .04        .02        .02        .04        .06        .08        .08
  Net realized and unrealized gain
   (loss) on investments(c)..........         --         --         --         --         --         --         --         --
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment operations.....        .04        .04        .02        .02        .04        .06        .08        .08
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less dividends and distributions:
  Dividends from net investment
   income............................       (.04)      (.04)      (.02)      (.02)      (.04)      (.06)      (.08)      (.08)
  Distributions from net realized
   gains.............................         --         --         --         --         --         --         --         --
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total dividends and distributions....       (.04)      (.04)      (.02)      (.02)      (.04)      (.06)      (.08)      (.08)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period.......  $    1.00       1.00       1.00       1.00       1.00       1.00       1.00       1.00
                                       =========  =========  =========  =========  =========  =========  =========  =========
Total Investment Return(e)...........       4.54%      4.43       2.38       2.46       4.33       6.69       7.91       7.94
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................  $  188,844    190,373    164,708    142,888    150,192    155,849    162,988    170,960
Ratio of expenses to average net
  assets.............................       1.03%        .97        .93        .99        .88        .73        .70        .70
Ratio of net income to average net
  assets.............................       4.42%       4.32       2.38       2.41       4.30       6.96       7.67       7.67
Portfolio turnover rate..............         --         --         --         --         --         --         --         --

                                        YEAR ENDED JUNE 30,
                                        -------------------

                                         1988       1987
                                       ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................       1.00       1.00
                                       ---------  ---------
  Net investment income(b)...........        .06        .05
  Net realized and unrealized gain
   (loss) on investments(c)..........         --         --
                                       ---------  ---------
Total from investment operations.....        .06        .05
                                       ---------  ---------
Less dividends and distributions:
  Dividends from net investment
   income............................       (.06)      (.05)
  Distributions from net realized
   gains.............................         --         --
                                       ---------  ---------
Total dividends and distributions....       (.06)      (.05)
                                       ---------  ---------
Net asset value, end of period.......       1.00       1.00
                                       =========  =========
Total Investment Return(e)...........       6.07       4.74
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................    158,883    104,356
Ratio of expenses to average net
  assets.............................        .68       1.12
Ratio of net income to average net
  assets.............................       5.85       4.89
Portfolio turnover rate..............         --         --
                                                 (CONTINUED)

                                       4

                              FINANCIAL HIGHLIGHTS
                    U.S. GOVERNMENT SECURITIES SAVINGS FUND

     The following per share data and ratios for a share of beneficial interest outstanding throughout each of the five years ended June 30, 1996 have been audited by Price Waterhouse LLP, the Fund's Independent Accountants. The related financial statements and the report of Independent Accountants are included in the Funds' 1996 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information ("SAI"). In addition to the data set forth below, further information about the performance of the Fund is contained in the Annual Report to Shareholders and SAI which may be obtained without charge.

     Selected data for a capital share outstanding throughout each year is as follows:

                                                                        YEAR ENDED JUNE 30,
                                       -------------------------------------------------------------------------------------
                                         1996       1995       1994       1993       1992       1991      1990(A)    1989(A)
                                       ---------  ---------  ---------  ---------  ---------  ---------   -------    -------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................  $    1.00       1.00       1.00       1.00       1.00       1.01      1.03       1.01
                                       ---------  ---------  ---------  ---------  ---------  ---------   -------    -------
  Net investment income(b)...........        .05        .05        .03        .04        .05        .08       .07        .08
  Net realized and unrealized gain
   (loss) on investments(c)..........         --       (.01)        --         --         --        .02       .01        .02
                                       ---------  ---------  ---------  ---------  ---------  ---------   -------    -------
Total from investment operations.....        .05        .04        .03        .04        .05        .06       .08        .10
                                       ---------  ---------  ---------  ---------  ---------  ---------   -------    -------
Less dividends and distributions:
  Dividends from net investment
   income............................       (.05)      (.05)      (.03)      (.04)      (.05)      (.07)     (.08)      (.08)
  Distributions from net realized
   gains.............................         --         --         --         --         --         --        --         --
                                       ---------  ---------  ---------  ---------  ---------  ---------   -------    -------
Total dividends and distributions....       (.05)      (.05)      (.03)      (.04)      (.05)      (.07)     (.08)      (.08)
Capital contribution by manager......         --        .01(d)        --        --        --         --        --         --
Net asset value, end of period.......  $    1.00       1.00       1.00       1.00       1.00       1.00      1.01       1.03
                                       =========  =========  =========  =========  =========  =========   =======    =======
Total Investment Return(e)...........       5.34%      5.09(g)      3.34      3.79      5.30       5.47      6.70      10.69
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................  $ 588,409    529,372    610,229    445,418    117,092     22,291     4,992      6,507
Ratio of expenses to average net
  assets.............................       .26%(f)     .23        .16        .19         --        .47      2.17       1.13
Ratio of net income to average net
  assets.............................       5.28%(f)   5.03       3.34       3.61       5.02       6.24      7.07       8.15
Portfolio turnover rate..............         --         --         --         --         --         --        --         --

                                      YEAR ENDED JUNE 30,
                                      -------------------
                                       1988(A)    1987(A)
                                       -------    -------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................     1.02       1.07
                                       -------    -------
  Net investment income(b)...........      .09        .08
  Net realized and unrealized gain
   (loss) on investments(c)..........      .00       (.05)
                                       -------    -------
Total from investment operations.....      .09        .03
                                       -------    -------
Less dividends and distributions:
  Dividends from net investment
   income............................     (.09)      (.08)
  Distributions from net realized
   gains.............................     (.01)        --
                                       -------    -------
Total dividends and distributions....     (.10)      (.08)
Capital contribution by manager......       --         --
Net asset value, end of period.......     1.01       1.02
                                       =======    =======
Total Investment Return(e)...........     8.79       3.20
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................    6,753      6,743
Ratio of expenses to average net
  assets.............................       --       (.08)
Ratio of net income to average net
  assets.............................     8.78       8.24
Portfolio turnover rate..............    90.31     106.68
                             (FOOTNOTES ON FOLLOWING PAGE)

                                       5

(CONTINUED FROM PREVIOUS PAGE)

     (a) Adjusted to reflect a 9.2448 2-for-1 stock split as of October 31, 1990. Prior to the split the Fund was not a constant $1.00 Fund; (b) Net of expense reimbursements; (c) Includes the effect of capital share transactions throughout the year; (d) During the year ended June 30, 1995, the Advisor purchased directly from the Government Securities Savings Fund $130,525,000 par amount of securities at the Fund's amortized cost of $130,113,712 so that the Fund would continue to maintain a stable net asset value of $1.00 per share. The market value of these securities at the time of purchase was $124,738,432 plus accrued interest. For financial reporting purposes, the $5,375,280 difference between amortized cost and market value was recorded as a capital loss and a corresponding capital contribution by the Manager. For tax purposes, these reimbursements were applied against the realized losses for the year ended June 30, 1995. In accordance with Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies, such amounts have been reclassified from additional paid-in capital to accumulated undistributed net realized loss from investments in the Statement of Assets and Liabilities; (e) Total return does not reflect the effect of account fees; (f) Expense ratio is net of expense reimbursements or fee waivers. Had such reimbursements and fee waivers not been made, the expense ratio subject to the most restrictive state limitation would have been 0.71% and the net investment income ratio would have been 4.83%; (g) Total return includes the effect of the voluntary capital contribution from the Advisor (see note (d) above). Without this capital contribution, total return would have been approximately 4.19%.

                                       6

                    INVESTMENT OBJECTIVES AND CONSIDERATIONS

     United Services Funds offers investors two money market funds, each of which is designed to satisfy different needs. The U.S. Treasury Securities Cash Fund invests exclusively in United States Treasury obligations and repurchase agreements that are collateralized by such obligations. The Fund is designed for investors who anticipate making frequent deposits and withdrawals from the Fund and desire maximum safety of principal and liquidity. The U.S. Government Securities Savings Fund invests exclusively in United States Treasury obligations, obligations of agencies and instrumentalities of the United States Government, the income from which is exempt from state income taxes, and repurchase obligations which are collateralized by such obligations. The Fund is designed to provide a higher yield than the U.S. Treasury Securities Cash Fund, but with slightly less safety of principal and liquidity. Both Funds use their best efforts to maintain a constant net asset value of $1.00 per share, although there can be no assurance that either Fund will be able to do so on a continuing basis.

U.S. TREASURY SECURITIES CASH FUND

     The U.S. Treasury Securities Cash Fund's investment objective is to obtain a high level of current income while maintaining the highest degree of safety and liquidity. The U.S. Treasury Securities Cash Fund invests in United States Treasury debt securities with 397 days or less remaining to maturity which are protected by the "full faith and credit" of the United States Government and in repurchase agreements that are collateralized with such obligations. The Fund seeks to maintain a stable net asset value per share of $1.00 and a dollar weighted average portfolio maturity of 90 days or less.

     The Fund may invest all or any portion of its assets in repurchase agreements with domestic broker-dealers, banks and other financial institutions, provided the Fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, the Fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements are collateralized by United States Treasury securities whose market values equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, any delay in liquidation of securities serving as collateral could cause the Fund some loss if the value of the securities were to decline prior to liquidation. The Fund anticipates that any such delays would be less than 10 days. To minimize the risk of loss, the Fund will enter into repurchase agreements only with institutions and dealers which the Board of Trustees considers creditworthy. The Fund will not invest more than 10% of its total assets in repurchase agreements with maturities in excess of seven days.

                                       7

U.S. GOVERNMENT SECURITIES SAVINGS FUND

     The U.S. Government Securities Savings Fund's objective is to provide the highest yield consistent with safety of principal and maintenance of liquidity that is obtainable by investing exclusively in short-term obligations of the United States Government and its agencies and instrumentalities. The Fund may invest in fixed-rate, floating-rate and adjustable-rate securities issued by the United States Treasury and various United States Government agencies, including the Federal Home Loan Banks, the Federal Farm Credit Banks and the Student Loan Marketing Association. The Fund may also invest in repurchase agreements secured by United States Treasury securities and cash if the Advisor believes that a major disruption in the currency or money market may adversely affect the Fund's assets.

     The Fund seeks to maintain a stable net asset value per share of $1.00 and a dollar weighted average portfolio maturity of 90 days or less. The Fund invests exclusively in securities with remaining maturities of 397 days or less. In determining maturity, an adjustable-rate security is ordinarily treated as having a maturity equal to its next interest-rate adjustment date.

        Under Federal law, the income derived from obligations issued by the United States Government and certain of its agencies and instrumentalities is exempt from state income taxes. All states that tax personal income permit mutual funds to pass through this tax exemption to shareholders. To maximize the tax-effective yield for shareholders under normal circumstances, the Fund will invest only in obligations that qualify for the exemption from state taxation.

     The Trustees may also seek to maximize yield by adopting procedures and policies that reduce operational expenses of the Fund. For example, the Trustees have imposed minimum investment requirements and limitations on check writing privileges. The Trustees may also require shareholders to pay fees in connection with certain transactions, such as exchanges and redemptions. For these reasons, the Fund may not be an appropriate investment vehicle for market traders or transaction oriented investors.

                             ADDITIONAL INFORMATION

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend securities to broker-dealers or institutional investors for their use in connection with short sales, arbitrages and other securities transactions. A Fund will not lend portfolio securities unless the loan is secured by collateral (consisting of any combination of cash and United States Government securities) in an amount at least equal (on a daily mark-to-market basis) to the current market value of the securities loaned. In the event of a bankruptcy or breach of agreement by the borrower of the securities, a Fund could experience delays and costs in recovering the securities loaned. A Fund will not enter into securities lending agreements

                                       8

unless its custodian bank/lending agent will fully indemnify the Fund against loss due to borrower default. A Fund may not lend securities with an aggregate market value of more than one-third of the Fund's total assets.

POLICY CHANGES

     Neither Fund may change its investment objective, or its policy to use its best efforts to maintain a constant net asset value of $1.00 per share, without the affirmative vote of a majority of the Fund's outstanding voting securities.

                             HOW TO PURCHASE SHARES

     The minimum initial investment is $1,000 for regular accounts or $50 for custodial accounts for minors. The minimum subsequent investment is $50. The minimum initial investment for persons enrolled in the ABC Investment Plan (Registered Trademark) is $100, and the minimum subsequent investment pursuant to such a plan is $30 or more per month per account. There is no minimum purchase for retirement plan accounts, including IRAs, administered by the Advisor or its agents and affiliates.

YOU MAY INVEST IN THE FOLLOWING WAYS:

BY MAIL

     Send your application and check or money order, made payable to the respective Fund, to P.O. Box 781234, San Antonio, Texas 78278-1234.

     When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address mentioned above. Do not use the remittance portion of your confirmation statement for a different fund as it is pre-coded. This may cause your investment to be invested into the wrong fund. If you wish to purchase shares in more than one fund send a separate check or money order for each fund. Third party checks will not be accepted; and the Trust reserves the right to refuse to accept second party checks.

BY WIRE

     You may make your initial or subsequent investments in United Services Funds by wiring funds. To do so, call United Services Funds for a confirmation number and wiring instructions.

BY ABC INVESTMENT PLAN (Registered Trademark)

     The ABC Investment Plan (Registered Trademark) (Automatically Building Capital) is offered as a special service allowing you to build a position in any of the United Services family of funds over time without trying to outguess the

                                       9

     market. Once your account is open, you may make investments automatically by completing the ABC Investment Plan (Registered Trademark) form authorizing United Services Funds to draw on your money market or bank account monthly for a minimum of $30 a month beginning within thirty (30) days after the account is opened. These lower minimums are a special service bringing to small investors the benefits of United Services Funds without requiring a $1,000 minimum initial investment.

     Your investment dollars will automatically buy more shares when the market is undervalued and fewer shares when the market is overvalued. By investing an equal amount at regular, periodic intervals, you avoid the extremes in the market. Of course, using the ABC Investment Plan (Registered Trademark) does not guarantee a profit. If you sell at the bottom, no system will give you a gain.

     You may call 1-800-873-8637 to open a treasury money market fund or you could inquire at your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment or discontinue the Plan any time by letter received by United Services Funds at least two weeks before the change is to become effective.

ADDITIONAL INFORMATION ABOUT PURCHASES

     All purchases of shares are subject to acceptance by the Trust and are not binding until accepted. United Services Funds reserves the right to reject any application or investment. Orders received by the Fund's transfer agent or a sub-agent before 4:00 p.m. Eastern Time, Monday through Friday exclusive of business holidays, and accepted by the Fund will receive the share price next computed after receipt of the order. In the event that the NYSE and other financial markets close earlier, as on the eve of a holiday, orders will become effective earlier in the day at the close of trading on the NYSE.

     Shares will be purchased for your account when all conditions of purchase are met, including investable proceeds being immediately available. When payment is received by wire, shares will be purchased the same day. When payment is received by check, shares will be purchased the next business day. When payment is received by exchange out of another fund, shares will be purchased when the other fund distributes investable proceeds, which may be delayed for up to seven days.

     If a check is returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20 and you will be responsible for any loss incurred by the Trust with respect to canceling the purchase.

     To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any affiliated funds already owned by any purchaser whose order is canceled, for whatever reason, and

                                       10

such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

     United Services Funds charges no sales commissions or "loads" of any kind. However, investors may purchase and sell shares through registered broker-dealers who may charge fees for their services.

        CHECKS DRAWN ON FOREIGN BANK. To be received in good order, an investment must be made in U.S. dollars payable through a U.S. bank. As an accommodation, the Funds' transfer agent may accept checks made in a foreign currency or payable through a foreign bank and will attempt to convert such checks into U.S. dollars. Your investment in the Fund will not be considered to have been received in good order until your foreign check has been converted into U.S. dollars and is available through a U.S. bank. Your investment in the Fund may be deferred until your foreign check has been converted into U.S. dollars and cleared the normal collection process. Any amounts charged to the Fund for collection procedures will be deducted from the amount invested.

     If the Trust incurs a charge for locating a shareholder without a current address, such charge will be passed through to the shareholder.

TAX IDENTIFICATION NUMBER

     Each Fund is required by Federal law to withhold and remit to the United States Treasury a portion of the dividends, capital gain distributions and proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who underreports dividend or interest income or who fails to provide certification of tax identification number. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Transfer Agent, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

     Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In addition, the Funds assess a $50 administrative fee if the taxpayer identification number is not provided by year end.

                             HOW TO EXCHANGE SHARES

     You have the privilege of exchanging into any of the other funds in the United Services family of funds which are registered in your state. An exchange involves the redemption (sale) of shares of one fund and purchase of shares of another fund at the respective closing net asset value and is a taxable transaction.

                                       11

FUNDS IN THE UNITED SERVICES FAMILY

     Investing involves a trade-off between potential rewards and potential risks. In order to achieve higher rewards on your investment, you must be willing to take on higher risk. If you are most concerned with safety of principal, a lower risk investment will provide greater stability but with lower potential earnings. Another strategy for dealing with volatile markets is to use the ABC Investment Plan (Registered Trademark). The list below is a reward and risk guide to all of the mutual funds in the United Services family of funds. This guide may help you decide if a fund is suitable for your investment goals.

                HIGH REWARD         China Region Opportunity Fund
                HIGH RISK           U.S. Gold Shares Fund
                                    U.S. World Gold Fund
                                    U.S. Global Resources Fund
                                    Bonnel Growth Fund
                                    U.S. Real Estate Fund
                MODERATE REWARD     U.S. All American Equity Fund
                MODERATE RISK       U.S. Income Fund
                                    U.S. Tax Free Fund
                                    United Services Near-Term Tax Free Fund
                                    United Services Intermediate Treasury Fund
                LOW REWARD          U.S. Government Securities Savings Fund
                LOW RISK            U.S. Treasury Securities Cash Fund

     If you have additional questions, one of our professional investor representatives will personally assist you. Call 1-800-US-FUNDS.

BY TELEPHONE

     You will automatically have the privilege to direct United Services Funds to exchange your shares by calling toll free 1-800-US-FUNDS (1-800-873-8637). In connection with such exchanges, neither the Fund nor the Transfer Agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. Each Fund and/or its Transfer Agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmation and tape recording conversations); and if either party does not employ reasonable procedures, it may be liable for losses due to unauthorized or fraudulent transactions.

BY MAIL

     You may direct United Services Funds in writing to exchange your shares between identically registered accounts. The request must be signed exactly as the name appears on the registration. (Before writing, read "Additional Information About Exchanges.")

                                       12

ADDITIONAL INFORMATION ABOUT EXCHANGES

     (1) There is a $5 charge, which is paid to United Shareholder Services, Inc. ("USSI" or the "Transfer Agent"), for each exchange transaction out of any fund account. Retirement accounts administered by the Advisor or its agents are charged $5 for each exchange exceeding three per quarter. The exchange fee is charged to cover administrative costs associated with handling these exchanges.

     (2) Shares may not be exchanged unless you have furnished United Services Funds with your tax identification number, certified as prescribed by the Internal Revenue Code and Regulations, and the exchange is to an account with like registration and tax identification number. (See "Tax Identification Number.")

     (3) The exchange privilege may be modified or terminated at any time. The exchange fee and other terms of the privilege are subject to change.

                              HOW TO REDEEM SHARES

     You may redeem any or all of your shares at will. Redemption requests received in proper order by the Fund's transfer agent or a sub-agent before 4:00 p.m. Eastern Time, Monday through Friday exclusive of business holidays will receive the share price next computed after receipt of the request.

BY MAIL

     A written request for redemption must be in "proper order," which requires delivery of the following to the Transfer Agent:

     (1) a written request for redemption signed by each registered owner exactly as the shares are registered, the account number and the number of shares or the dollar amount to be redeemed;

     (2)  signature guarantees when required; and

     (3) such additional documents as are customarily required to evidence the authority of persons effecting redemptions on behalf of corporations, executors, trustees and other fiduciaries. Redemptions will not become effective until all documents in the form required have been received by the Transfer Agent. (Before writing, read "Additional Information About Redemptions.")

BY TELEPHONE

     Redemptions may be made by telephone, provided you have completed the Telephone Redemption Authorization section of the purchase application. Upon proper authority and instruction, redemptions will be wired (for a separate bank wire charge) to the bank account identified on the account registration or, for amounts of $15,000 or less, redemptions will

                                       13

be mailed to the address on the account registration. In connection with telephone redemptions, neither the Fund nor the Transfer Agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. Each Fund and/or its Transfer Agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmation and tape recording conversations); and if either party does not employ reasonable procedures, it may be liable for losses due to unauthorized or fraudulent transactions.

     Special arrangements may be made by institutional investors, or on behalf of accounts established by brokers, advisers, banks or similar institutions, to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call the Trust at 1-800-873-8637.

SIGNATURE GUARANTEE

     Redemptions in excess of $15,000 currently require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, when proceeds are to be paid to someone other than the registered owner of the shares to be redeemed or if proceeds are to be mailed to an address other than the registered address of record. When a signature guarantee is required, each signature must be guaranteed by: (a) a federally insured bank or thrift institution; (b) a broker or dealer (general securities, municipal, or government) or clearing agency registered with the U.S. Securities and Exchange Commission that maintains net capital of at least $100,000; or (c) a national securities exchange or national securities association. The guarantee must: (i) include the statement "Signature(s) Guaranteed"; (ii) be signed in the name of the guarantor by an authorized person, including the person's printed name and position with guarantor; and (iii) include a recital that the guarantor is federally insured, maintains the requisite net capital or is a national securities exchange or association. Shareholders living abroad may acknowledge their signatures before a U.S. Consular officer. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments (e.g., legal officers and adjutants).

BY CHECK WRITING

     You may redeem shares of a Fund by writing a draft ("check") against your account balance. For U.S. Treasury Securities Cash Fund, there is no limit on the number of checks you may write and checks may be written for any amount. For U.S. Government Securities Savings Fund, there is no limit on the number of checks you may write, but there is a minimum check amount of $500.

     If you want to add check writing to an existing Fund account, contact USSI by phone or mail for the appropriate form. New accounts may elect

                                       14

check writing on the purchase application. You will receive a free initial supply of temporary checks usually within 14 days after your account has been established and your completed signature card is on file with the Fund. You may thereafter order permanent checks for a nominal charge.

     Check writing is not available for an ABC Investment Plan (Registered Trademark) account or a retirement plan account administered by the Advisor or its agent. Further, the check writing privilege is only available for those accounts that elect to have their dividends reinvested.

        Checks will clear through Bankers Trust Company - Delaware. When checks are presented, USSI will redeem a sufficient number of shares from your account to pay the check amount. Canceled checks will not automatically be returned to you; however, USSI will retain microfilmed copies of canceled checks for your emergency needs and will provide a copy upon written request. You may, however, request that your checks be returned on a monthly basis for a fee of $5 per month. Further, you may request research services from USSI or the clearing bank for which the Fund will charge your account fees based on the bank's current schedule, currently $15 per hour or $1 per draft, whichever is higher.

     You will continue to receive dividends on all shares until your check is presented for payment. You cannot use a check to close an account because when the check is written, you will not know what the exact account balance will be on the date the check clears.

     The Fund returns checks drawn on insufficient funds, funds not "matured" or other irregularities and charges the account fees for such based on the clearing bank's current schedule, currently $20. Purchases by check are not considered "matured" until seven days after the purchase. Neither the Fund, nor USSI, nor the clearing bank will be liable for any loss or expense associated with returned checks.

     You may request a stop payment on a check by providing the Fund with authorization to do so. The Fund will use its best effort to execute stop payment instructions but does not promise or guarantee that such efforts will be effective. The Fund will charge your account fees for such based on the clearing bank's current schedule, currently $20 for each stop payment instruction received.

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

BY MAIL

     If your redemption check is mailed, it is usually mailed within 48 hours; however, the Fund reserves the right to hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared. You may avoid this requirement by investing by bank wire (Federal funds). Redemption checks may be delayed if you have changed your

                                       15


address in the last 30 days. Please notify the Fund promptly in writing, or by telephone, of any change of address.

BY WIRE

     You may authorize the Fund to transmit redemption proceeds by wire provided you have completed the banking information portion of the Telephone Redemption Authorization. Proceeds from your redemption will usually be transmitted on the first business day following the redemption. However, the Trust reserves the right to hold redemptions for up to seven days. If the shares to be redeemed were purchased by check the redemption proceeds will not be wired until the purchase check has cleared, which may take up to seven days. There is a $10 charge to cover the wire, which is deducted from redemption proceeds. International wire charges will be higher.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

     A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS Form W4-P and must state a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax.

     The Trust has the authority to redeem existing accounts and to refuse a potential account the privilege of having an account in the Trust if the Trust reasonably determines that the failure to so redeem, or to so prohibit, would have a material adverse consequence to the Trust and its shareholders. No account closing fee or redemption fee will be charged to investors whose accounts are closed under this provision.

ACCOUNT CLOSING FEE

        In order to reduce Fund expenses, an account closing fee of $10 will be assessed to shareholders who redeem all shares in their Fund account and direct that redemption proceeds be directed to them by mail or wire. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate to the redeeming shareholders a more equitable portion of the Transfer Agent's fee, including the cost of tax reporting, which is based upon the number of shareholders accounts. This will not be imposed on any account which is involuntarily redeemed nor does it apply to exchanges between funds in the United Services family of funds.

SMALL ACCOUNTS

     Fund accounts which fall, for any reason other than market fluctuations, below $1,000 at any time during a month will be subject to a small account charge of $5 which is deducted the next business day. If an account does not have sufficient funds to cover the $5 monthly charge, the Trust reserves the right without further notice to such shareholder to redeem

                                       16

shares of any other fund owned by the shareholder to pay such fee. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate the cost of maintaining shareholder accounts more equally among shareholders.

     As a special service for small investors, active ABC Investment Plan (Registered Trademark) accounts, custodial accounts for minors, and retirement plan accounts administered by the Advisor or its agents and affiliates will not be subject to the small account charge.

     In order to reduce expenses of the Fund, the Trust may redeem all of the shares in any shareholder account, other than active ABC Investment Plan (Registered Trademark) accounts, custodial accounts for minors, and retirement plan accounts, if, for a period of more than three months, the account has a net value of $500 or less and the reduction in value is not due to market fluctuations. If the Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety (90) days of the notice. No account closing fee will be charged to investors whose accounts are closed under this redemption provision.

CONFIRMATION STATEMENTS

     Shareholders normally will receive a confirmation statement after each transaction (purchase, redemption, other than checks, dividend, etc.) showing activity in the account. If you have no transactions, you will receive an annual statement only.

OTHER SERVICES

     The Trust has available a number of plans and services to meet the special needs of certain investors. Plans available include:

     (1)  payroll deduction plans, including military allotments;

     (2)  custodial accounts for minors;

     (3)  a flexible, systematic withdrawal plan; and

     (4) various retirement plans such as IRA, SEP/IRA, 403(b)(7), 401(k) and employer-adopted defined contribution plans.

     Application forms and brochures describing these plans and services can be obtained from the Transfer Agent by calling 1-800-US-FUNDS (1-800-873-8637).

     There is an annual charge for each retirement plan fund account with respect to which Security Trust & Financial Company ("ST&FC"), a wholly-owned subsidiary of the Advisor, acts as custodian (for example, $10 for IRAs and $15 for SEP/IRAs, 403(b)(7)s, profit sharing and other

                                       17

such accounts). If this administrative charge is not paid separately prior to the last business day of a calendar year or prior to a total redemption, it will be deducted from the shareholder's account.

SHAREHOLDER SERVICES

     United Shareholder Services, Inc., a wholly-owned subsidiary of the Advisor, acts as transfer and dividend paying agent for all fund accounts. Simply write or call 1-800-US-FUNDS for prompt service on any questions about your account.

24-HOUR ACCOUNT INFORMATION

     Shareholders can also access 24 hours a day current information on yields, share prices, latest dividends, account balances, deposits and redemptions. Just call 1-800-US-FUNDS and press the appropriate codes into your touch-tone phone.

                             HOW SHARES ARE VALUED

     Shares of each Fund are purchased or redeemed on a continuing basis without a sales charge at their next determined net asset value per share. The net asset value per share of each Fund is calculated separately by United Shareholder Services, Inc. Net asset value per share is determined and orders become effective as of 4:00 p.m. Eastern Time, Monday through Friday, exclusive of business holidays on which the NYSE is closed, by dividing the aggregate net assets of each Fund by the total number of shares of that Fund outstanding. In the event that the NYSE and other financial markets close earlier, as on the eve of a holiday, the net asset value per share will be determined earlier in the day at the close of trading on the NYSE.

     The assets of each Fund are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This valuation method results in a constant per share value of $1.00 for each Fund.

                              DIVIDENDS AND TAXES

     Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By complying with the applicable provisions of the Code, a Fund will not be subject to Federal income tax on its net investment income and capital gains net income that are distributed to shareholders.

     All of the net income of the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund is declared and distributed as a daily dividend. Net income may be reduced by losses, if any, realized

                                       18

upon the sale of securities. Net income of each Fund will be computed, and dividends declared, as of 4:00 p.m. Eastern Time on each business day. Investments in each Fund made prior to 4:00 p.m. Eastern Time will receive dividends the next business day, and redemptions and exchanges effected prior to 4:00 p.m. Eastern Time will receive that day's dividend (other than redemptions under the check writing privilege which receive dividends until the check is presented for payment). Investors may request automatic redemption of dividend income at each month or quarter end. Dividend checks returned to the Fund as being undeliverable and dividend checks not cashed after 180 days will automatically be reinvested at the price of the Fund on the day returned or on or about the 181st day, and the distribution option will be changed to "reinvest."

     Dividends from taxable net investment income and distributions of net short-term capital gains paid by each Fund are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of a Fund. None of the dividends paid by the Funds are expected to qualify for the 70 percent dividends received deduction available to corporations. Distributions of net capital gains will be taxable to shareholders as long- term capital gains, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his shares.

     Under Federal law, the income derived from obligations issued by the United States Government and certain of its agencies and instrumentalities is exempt from state income taxes. All states that tax personal income permit mutual funds to pass through this tax exemption to shareholders. The U.S. Government Securities Savings Fund will invest only in obligations that the Advisor reasonably determines qualify for this exemption from state taxation.

     Each January, each Fund will report to its shareholders the Federal tax status of dividends and distributions paid or declared by the Fund during the preceding calendar year.

     The foregoing discussion relates only to generally applicable Federal income tax provisions in effect as of the date of this prospectus. Shareholders should consult their tax advisers about the status of distributions from the Funds in their own states and localities.

                                   THE TRUST

     United Services Funds (the "Trust") is an open-end management investment company, consisting of numerous separate, diversified portfolios, each of which has its own investment objectives and policies. The portfolios are designed to serve a wide range of investor needs.

     The Trust was formed July 31, 1984 as a "business trust" under the laws of the Commonwealth of Massachusetts. It is a "series" company which is authorized to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any

                                       19

series into classes. Shares of numerous series have been authorized. The Board of Trustees of the Trust has the power to create additional series, or divide existing series into two or more classes, at any time, without a vote of shareholders of the Trust.

     Under the Trust's First Amended and Restated Master Trust Agreement (the "Master Trust Agreement"), no annual or regular meeting of shareholders is required, although the Trustees may authorize special meetings from time to time. Under the terms of the Master Trust Agreement, the Trustees will be a self-perpetuating body and will continue their positions until they resign, die or are removed by a written instrument signed by a least two-thirds of the Trustees, by vote of shareholders holding not less than two-thirds of the shares then outstanding of the Trust cast at any meeting called for that purpose, or by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding.

     On any matter submitted to shareholders, shares of each portfolio entitle their holder to one vote per share, irrespective of the relative net asset values of each portfolio's shares. On matters affecting an individual portfolio, a separate vote of shareholders of the portfolio is required. Each portfolio's shares are fully paid and non-assessable by the Trust, have no preemptive or subscription rights, and are fully transferable, with no conversion rights.

                            MANAGEMENT OF THE FUNDS

TRUSTEES

     The business affairs of each Fund are managed by the Trust's Board of Trustees. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers and select the Trustees to serve as executive and audit committee members.

THE INVESTMENT ADVISOR

     U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, under an investment advisory agreement with the Trust dated October 26, 1989, furnishes investment advice and is responsible for overall management of the Trust's business affairs. Frank E. Holmes is Chief Executive Officer and Chairman of the Board of Directors of the Advisor, as well as President and a Trustee of the Trust. Since October 1989, Mr. Holmes has owned more than 25% of the voting stock of the Advisor and is its controlling person. The Advisor was organized in 1968.

     The Advisor provides to the Trust, and to each of the funds within the Trust, management and investment advisory services. The Advisor furnishes an investment program for each of the funds, determines, subject to the overall supervision and review of the Board of Trustees of the Trust, what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of each of the funds.

                                       20

     The Advisor provides the Trust with office space, facilities and business equipment and provides the services of executive and clerical personnel for administering the affairs of the Trust. The Advisor pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes.

     WITH RESPECT TO THE U.S. GOVERNMENT SECURITIES SAVINGS FUND AND NOTWITHSTANDING THE FOLLOWING DESCRIPTION OF FEES AND OTHER EXPENSES, THE ADVISOR HAS VOLUNTARILY GUARANTEED THAT TOTAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS) OF THE U.S. GOVERNMENT SECURITIES SAVINGS FUND WILL NOT EXCEED 0.40% ON AN ANNUALIZED BASIS UNTIL JUNE 30, 1997 OR UNTIL SUCH LATER DATE AS THE ADVISOR DETERMINES.

     The Advisory Agreement with the Trust provides for each Fund to pay the Advisor an annual management fee equal to 0.50% of the first $250 million in average net assets of the Fund and 0.375% of the average net assets of the Fund in excess of $250 million. The fees paid to the Advisor for managing the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund for the fiscal period ended June 30, 1996, after such reimbursements, were 0.50% and 0.12%, respectively, of average net assets.

     The Advisor may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client Fund shares.

     The Transfer Agency Agreement with the Trust provides for each Fund to pay USSI an annual fee of $23.00 per account ( 1/12 of $23.00 monthly), except for accounts with monthly zero balances. In connection with obtaining and/or providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with the Transfer Agent, each Fund shall pay to the Transfer Agent a monthly fee equal to one-twelfth
( 1/12) of 12.5 basis points (.00125) of the value of the shares of the funds held in accounts at the institutions, which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding Trust shares at the institution. These fees cover the usual transfer agency functions. In addition, the Funds bear certain other Transfer Agent expenses such as the costs of record retention and postage, plus the telephone and line charges (including the toll-free 800 service) used by shareholders to contact the Transfer Agent. For the fiscal period ended June

                                       21

30, 1996, the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund paid a total of $279,929 and $409,487 respectively, for transfer agency, lockbox and printing services. Transfer Agent fees and expenses, including reimbursed expenses, are reduced by the amount of small account charges and account closing fees the Transfer Agent is paid.

     USSI performs bookkeeping and accounting services, and determines the daily net asset value for each of the Funds. Bookkeeping and accounting services are provided to the Fund for an asset based fee of 0.03% of first $250 million average net assets, 0.02% of next $250 million average net assets, 0.01% of average net assets in excess of $500 million -- subject to an annual minimum fee of $24,000 per Fund. USSI received fees of $50,115 and $131,727 for the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund, respectively, for the year ended June 30, 1996.

        Additionally, the Advisor is reimbursed certain costs for in-house legal services pertaining to each Fund, which reimbursement is subject to the Advisor's assumption of expenses for the Fund. The Trust pays all other expenses for its operations and activities. Each of the Funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any shareholder servicing agents, custodian fees, legal and auditor expenses, brokerage commissions for portfolio transactions, the advisory fee, extraordinary expenses, expenses of shareholder and trustee meetings, expenses for preparing, printing and mailing proxy statements, reports and other communications to shareholders, and expenses of registering and qualifying shares for sale, among others.

                            PERFORMANCE INFORMATION

     From time to time, in advertisements or in reports to shareholders or prospective shareholders, the Fund may compare its performance, either in terms of its yield, total return or its yield and total return, to that of other mutual funds with similar investment objectives and to stock or other indices as reported in various periodicals. Performance comparisons should not be considered as representative of the future performance of the Fund.

     The "yield" for each Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base return. This figure is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-

                                       22

week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. For the seven-day period ending June 30, 1996, the annualized yield of the U.S. Treasury Securities Cash Fund was 4.19%, and its effective annualized yield was 4.28%. For the seven-day period ending June 30, 1996, the annualized yield of the U.S. Government Savings Fund was 5.03%; and its effective annualized yield was 5.16%.

     The Fund may also utilize tax equivalent yields computed in the same manner, with adjustment for a stated income tax rate.

     The standard yield results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees such as the $5 fee for exchanges.

                                       23

                              UNITED SERVICES FUNDS

                          SHARES OF THE FUNDS ARE SOLD
                           AT NET ASSET VALUE WITHOUT
                               SALES COMMISSIONS,
                          REDEMPTION FEES OR 12B-1 FEES

                            U.S. Treasury Securities
                                    Cash Fund
                           U.S. Government Securities
                                  Savings Fund

                               INVESTMENT ADVISOR
                           U.S. Global Investors, Inc.
                               7900 Callaghan Road
                         Mailing Address: P.O. Box 29467
                            San Antonio, Texas 78229

                                 TRANSFER AGENT
                        United Shareholder Services, Inc.
                                 P.O. Box 781234
                          San Antonio, Texas 78278-1234

                                    CUSTODIAN
                              Bankers Trust Company
                                 16 Wall Street
                               New York, NY 10005

                                  LEGAL COUNSEL
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                                Boston, MA 02109

                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          One Riverwalk Place, Ste. 900
                            San Antonio, Texas 78205

                                  100% No Load

                       Be Sure to Retain This Prospectus;
                        It Contains Valuable Information.

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION


                              UNITED SERVICES FUNDS


                          U.S. ALL AMERICAN EQUITY FUND
                    ("ALL AMERICAN EQUITY FUND") (THE "FUND")


     This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund prospectus dated November 1, 1996, (the "prospectus"), which may be obtained from U.S. Global Investors, Inc. (formerly United Services Advisors, Inc.) (the "Advisor"), P.O. Box 29467, San Antonio, Texas 78229-0467.

     The date of this Statement of Additional Information is November 1, 1996.




                       STATEMENT OF ADDITIONAL INFORMATION


                                TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION............................................................3

INVESTMENT OBJECTIVES AND POLICIES.............................................4
     Investment Restrictions...................................................4

SPECIAL RISK CONSIDERATIONS....................................................6

PORTFOLIO TRANSACTIONS.........................................................6

MANAGEMENT OF THE FUND.........................................................7

PRINCIPAL HOLDERS OF SECURITIES................................................9

INVESTMENT ADVISORY SERVICES...................................................9

TRANSFER AGENCY AND OTHER SERVICES............................................11

CERTAIN PURCHASES OF SHARES OF THE FUND.......................................11

ADDITIONAL INFORMATION ON REDEMPTIONS.........................................12
     Suspension of Redemption Privileges......................................12

CALCULATION OF PERFORMANCE DATA...............................................12

TAX STATUS....................................................................14
     Taxation of the Fund -- In General.......................................14
     Taxation of the Fund's Investments.......................................14
     Taxation of the Shareholder..............................................14

CUSTODIAN.....................................................................15

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL.....................................15

FINANCIAL STATEMENTS..........................................................15



                               GENERAL INFORMATION

     United Services Funds (the "Trust') is an open-end management investment company and is a voluntary association of the type known as a "business trust" organized under the laws of the Commonwealth of Massachusetts. The U.S. All American Equity Fund (hereinafter sometimes referred to as the "Fund") is one of numerous series of the Trust, each of which represents a separate, diversified portfolio of securities (collectively referred to herein as the "Portfolios" and individually as a "Portfolio").

     The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

     Each share of each of the Funds represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

     The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

     As described under "The Trust" in the prospectus, under the Trust's First Amended and Restated Master Trust Agreement (the "Master Trust Agreement"), no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

     On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Portfolio, a separate vote of that Portfolio would be required. Shareholders of any Portfolio are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Portfolio.

     Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     Shares  have  no   preemptive   or   subscription   rights  and  are  fully
transferable. There are no conversion rights.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.



                       INVESTMENT OBJECTIVES AND POLICIES

     The  following  information   supplements  the  discussion  of  the  Fund's
investment objectives and policies discussed in the Fund's prospectus.

INVESTMENT RESTRICTIONS

     The All American Equity Fund will not change any of the following investment restrictions without the affirmative vote of a majority of the outstanding voting securities of the Fund, which, as used herein, means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

     THE FUND MAY NOT:

         (1)    Issue senior securities.
         (2) Borrow money, except that the Fund may borrow not in excess of 5% of its total assets from banks as a temporary measure for extraordinary purposes, may borrow up to 33 1/3% of the amount of its total assets (reduced by the amount of all liabilities and indebtedness other than such borrowing) when deemed desirable or appropriate to effect redemptions, provided, however, that the Fund will not purchase additional securities while borrowings exceed 5% of the total assets of the Fund.
         (3)    Underwrite the securities of other issuers.
         (4)    Invest in real estate.
         (5) Engage in the purchase or sale of commodities or commodity futures contracts, except that the Fund may invest in futures contracts and options thereon.
         (6) Lend its assets, except that the Fund may purchase money market debt obligations and repurchase agreements secured by money market obligations, and except for the purchase or acquisition of bonds, debentures or other debt securities of a type customarily purchased by institutional investors and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund's total net assets. (Accounts receivable for shares purchased by telephone shall not be deemed loans.)
         (7) Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions.
         (8)    Make short sales.
         (9) Invest in securities which are subject to legal or contractual restrictions on resale ("restricted securities"). (10) Invest more than 25% of its total assets in securities of companies principally engaged in any one industry. (11) (a) Invest more than 5% of the value of its total assets in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, or (b) acquire more than 10% of the voting securities of any one issuer.

     The following discussion of the investment objectives, policies and risks associated with the Fund supplements the discussion in the prospectus.

     STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS: The Fund may purchase stock index futures contracts and purchase options thereon in anticipation of an increase in the market price of the security it intends to acquire. Unlike when a Fund security is purchased, no price is paid by the Fund upon the purchase of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount ("initial margin"). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all the Fund's contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates making a long position in the futures contract more or less valuable, a process known as "mark-to-market." For example, when the Fund has purchased a stock index futures contract and the prices of the stocks included in the underlying stock index have risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased a stock index futures contract and the prices of the stocks included in the underlying stock index have declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and it realizes a loss or a gain.

     Currently, stock index futures contracts can be purchased with respect to the Standard & Poor's 500 Index on the Chicago Mercantile Exchange.

     There is a risk that futures contract price movements will not correlate perfectly with movements in the value of the underlying stock index. For a number of reasons the price of the stock index future may move more than or less than the price of the securities that make up the index. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the stock market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

         There is a further risk that a liquid secondary trading market may not exist at all times for these futures contracts, in which event the Fund might be unable to terminate a futures position at a desired time. Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

     When purchasing a stock index futures contract, the Fund will deposit cash or cash equivalents into a segregated account equal to the purchase price of the futures contract less any margin on deposit with the broker.

     When selling a call option the Fund will deposit cash or cash equivalents into a segregated account which, when added to the amount deposited with the broker as margin, equals the market value of the securities or futures contract underlying call options, but not less than the strike price of the call option.

     Fund assets need not be segregated if the Fund "covers" the futures contract purchased or call option sold. For example, the Fund could purchase a put option on the same futures contract purchased with a strike price as high or higher than the price of the futures contract held by the Fund. The Fund could cover a call option which it has sold by holding the same security (or, in the case of a stock index, a portfolio or stock substantially replicating the movement of the index) underlying the call option. The Fund may also cover by holding a separate call option of the same security or stock index with a strike price no higher than the strike price of the call option sold by the Fund. The Fund could cover a call option which it has sold on a futures contract by entering into a long position in the same futures contract at a price no higher than the strike price of the call option or by owning the securities futures contract. The Fund could also cover a call option which it has sold by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.


                           SPECIAL RISK CONSIDERATIONS

     The following are among the most significant risks associated with an investment in the Fund.

     EQUITY PRICE FLUCTUATIONS. Equity securities are subject to price fluctuations depending on a variety of factors, including market, business and economic conditions. Particularly, the equity securities of companies involved in natural resources may be subject to greater than average price fluctuations because of the scarcity or surplus of the natural resources in which such companies are engaged, governmental policies in the countries in which such natural resources are located, technological changes and speculation by traders in such resources.



     OPTIONS ON STOCK INDEXES. Options on stock indexes are based on indexes of stock prices that change in value according to the market values of the underlying stock. Some stock index options are based on a broad market index such as the New York Stock Exchange composite index of Standard & Poor's Corporation. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges. Options on stock indexes differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security. Index options are settled in cash only. The purchaser of an option receives a cash settlement amount and the writer of an option is required, in return for the premium received, to make delivery of a certain amount if the option is exercised. A position in a stock index option may be offset by either the purchaser or writer by entering into a closing transaction, or the purchaser may terminate the option by exercising it or allowing it to expire. The Fund may write (sell) call options, write put options, purchase put options, and purchase call options on stock indexes when appropriate to hedge investments against a decline in value, or to reduce the risk of missing a broad market advance or an advance in an industry or market segment.

     The risks associated with the purchase and sale of options on stock indexes is generally the same as those relating to options on securities. However, the value of a stock index option depends primarily on movements in the value of an index rather than in the price of a single security. Accordingly, the Fund will realize a gain or loss from purchasing or writing an option on a stock index as a result of movements in the level of stock prices in the stock market generally, or in the case of certain indexes, in an industry or market segment, rather than changes in the price for a particular security. Therefore, successful use of stock index options by the Fund will depend on the Advisor's ability to predict movements in the direction of the stock market generally, or in a particular industry. The ability to predict these movements requires different skills and techniques than predicting changes in the value of individual securities.

     Because index options are settled in cash, the Fund cannot be assured of covering its potential settlement obligations under call options it writes on indexes by acquiring and holding the underlying securities. Unless the Fund has cash on hand that is sufficient to cover the cash settlement amount, it would be required to sell securities owned in order to satisfy the exercise of the option.

     The Fund will adhere to the following non-fundamental limitations with respect to investments in options on stock indexes: (1) the Fund will purchase or write only those options on stock indexes that are traded on U.S. securities exchanges or quoted on NASDAQ; and (2) the Fund will not invest more than 5% of its total net assets in options on stock indexes.


                             PORTFOLIO TRANSACTIONS

     The Advisory Agreement between the Trust and the Advisor requires that the Advisor, in executing portfolio transactions and selecting brokers or dealers, seeks the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Trust and/or other accounts over which the Advisor or an affiliate of the Advisor exercises investment discretion. Under the Advisory Agreement, the Advisor is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Advisor must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board of Trustees will review the commissions paid by each Fund of the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Advisor would not be reduced by reason of its receipt of such brokerage and research services. To the extent that research services of value are provided by broker-dealers through or with whom the Trust places portfolio transactions the Advisor may be relieved of expenses which it might otherwise bear.

     The Trust may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on NASDAQ, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, it is intended generally to seek first to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained.

     The brokerage fees paid by the Fund for the three fiscal periods ended June 30, 1994, 1995 and 1996 were $18,741, $20,744 and $9,800, respectively.


                             MANAGEMENT OF THE FUND

     The Trustees and Officers of the Trust and their principal occupations during the past five years are set forth below. Except as otherwise indicated, the business address of each is 7900 Callaghan Road, San Antonio, Texas 78229.


NAME AND ADDRESS              TRUST POSITION     PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
John P. Allen                 Trustee            President,  Deposit Development
5600 San Pedro                                   Associates    Inc.,    a   bank
San Antonio, TX                                  marketing   firm.    President,
                                                 Paragon  Press.   Partner,  Rio
                                                 Cibolo Ranch, Inc.

William A. Fagan, Jr.         Chairman of        Chairman   of  the   Board   of
P.O. Box 17903                the Board of       Trustees since January 1, 1989.
San Antonio, TX               Trustees           Business consultant since 1976.

E. Douglas Hodo               Trustee            Chief   Executive   Officer  of
7706 Fondren                                     Houston   Baptist   University.
Houston, TX                                      Formerly  Dean and Professor of
                                                 Economics and Finance,  College
                                                 of  Business,   University   of
                                                 Texas at San Antonio.

Charles Z. Mann               Trustee            Business    consultant    since
13 Knapton Estates Road                          January  1,   1993.   Chairman,
Turning Point                                    Bermuda Monetary Authority from
Smith Parish HS01                                1986 to  1992.  Executive  Vice
Bermuda, FLBX                                    President   of    International
                                                 Median   Limited,   a   private
                                                 investment   holding   company,
                                                 from    1979   to   1985    and
                                                 previously  general  manager of
                                                 Bank of N.T. Butterfield & Son,
                                                 Ltd.,  a  Bermuda-based   bank.
                                                 Currently a Director of Bermuda
                                                 Electric Light  Company,  Ltd.;
                                                 Overseas Imports, Ltd.; Tyndall
                                                 International  (Bermuda)  Ltd.;
                                                 Old     Court     International
                                                 Reserves  Ltd.; XL  Investments
                                                 Limited,     Glaxo    (Bermuda)
                                                 Limited.

W.C.J. van Rensburg           Trustee            Professor of Geological Science
6010 Sierra Arbor Court                          and   Petroleum    Engineering,
Austin, TX                                       University  of Texas at Austin.
                                                 Former   Associate    Director,
                                                 Bureau  of  Economic   Geology,
                                                 University  of  Texas.   Former
                                                 Chairman,     Department     of
                                                 Geosciences,  West Texas  State
                                                 University.   Former  technical
                                                 director   of   South   African
                                                 Minerals   Bureau  and  British
                                                 Petroleum  Professor  of Energy
                                                 Economics at the Ran  Afrikaans
                                                 University, Johannesburg, South
                                                 Africa.


Frank E. Holmes*              Trustee,           Chairman   of  the   Board   of
                              President and      Directors,  and Chief Executive
                              Chief              Officer  of the  Advisor  since
                              Executive          October  27,  1989.   President
                              Officer            from  October 1989 to September
                                                 1995.   Director   of  Security
                                                 Trust   &   Financial   Company
                                                 ("ST&FC"),    a    wholly-owned
                                                 subsidiary  of  Advisor,  since
                                                 November 1991. President, Chief
                                                 Executive  Officer  and Trustee
                                                 of    Accolade     Funds,     a
                                                 Massachusetts   business  trust
                                                 consisting  of  no-load  mutual
                                                 funds,    since   April   1993.
                                                 Director   of   U.S.   Advisors
                                                 (Guernsey)      Limited,      a
                                                 wholly-owned  subsidiary of the
                                                 Advisor,  and of  the  Guernsey
                                                 Funds  managed by that  Company
                                                 since August 1993.  Director of
                                                 Marleau,   Lemire   Inc.   from
                                                 January 1995 to December  1995.
                                                 Director of Franc-Or  Resources
                                                 Corp   since   November   1994.
                                                 Director  of  United   Services
                                                 Canada,  Inc.  (formerly United
                                                 Services     Advisors    Wealth
                                                 Management     Corp.)     since
                                                 February    1995   and    Chief
                                                 Executive Officer from February
                                                 to  August  1995.   Trustee  of
                                                 Pauze/Swanson  United  Services
                                                 Funds  from  November  1993  to
                                                 February   1996.    Independent
                                                 business     consultant     and
                                                 financial   adviser  from  July
                                                 1978 to October 1989. From July
                                                 1978  to  October  1989,   held
                                                 various  positions  with  Merit
                                                 Investment    Corporation,    a
                                                 Canadian   investment   dealer,
                                                 including  the latest  position
                                                 as        Executive        Vice
                                                 President-Corporate    Finance.
                                                 Formerly   a   member   of  the
                                                 Toronto Stock Exchange  Listing
                                                 Committee, Registered Portfolio
                                                 Manager with the Toronto  Stock
                                                 Exchange,  and former President
                                                 and  Chairman  of  the  Toronto
                                                 Society of  Investment  Dealers
                                                 Association.     Formerly     a
                                                 Director  of  Merit  Investment
                                                 Corporation.
                                                 ----------
                                                 * This Trustee may be deemed an
                                                 "interested   person"   of  the
                                                 Trust   as   defined   in   the
                                                 Investment Company Act of 1940.

Bobby D. Duncan               Executive Vice     President of the Advisor  since
                              President,         September    1995   and   Chief
                              Chief              Financial  Officer since August
                              Operating          1996.  Executive Vice President
                              Officer, Chief     and Chief Financial  Officer of
                              Financial          the  Advisor  from  October 27,
                              Officer            1989 to September  1995.  Chief
                                                 Operating     Officer     since
                                                 November  1,  1993.  President,
                                                 Chief Executive Officer,  Chief
                                                 Operating    Officer,     Chief
                                                 Financial Officer and Treasurer
                                                 of the Advisor  from January 1,
                                                 1989 to October 27, 1989. Prior
                                                 to  January  1990 held  various
                                                 positions   with   the   Trust,
                                                 including     Executive    Vice
                                                 President,   Treasurer,   Chief
                                                 Operating   Officer  and  Chief
                                                 Financial  Officer.  Served  as
                                                 sole    Director    and   Chief
                                                 Executive  Officer of USSI from
                                                 September   1988  to   November
                                                 1989.  Director of A&B Mailers,
                                                 Inc.  since  February  1988 and
                                                 Chairman since July 1991. Chief
                                                 Executive  Officer,  President,
                                                 Chief Operating Officer,  Chief
                                                 Financial   Officer,    and   a
                                                 Director  of USSI.  Director of
                                                 the    Advisor    since   1986.
                                                 President    of   ST&FC   since
                                                 January     1996.     Director,
                                                 Executive Vice  President,  and
                                                 Chief   Financial   Officer  of
                                                 ST&FC  from  November  1991  to
                                                 March  1994.   Executive   Vice
                                                 President,    Chief   Financial
                                                 Officer of Accolade Funds since
                                                 April  1993.   Vice  President,
                                                 Chief  Financial  Officer,  and
                                                 Trustee of Pauze/Swanson United
                                                 Services Funds from November 1,
                                                 1993    to    February    1996.
                                                 President,    Chief   Executive
                                                 Officer  and  Trustee of United
                                                 Services  Insurance  Fund since
                                                 July  22,  1994.  Director  and
                                                 Chief   Financial   Officer  of
                                                 United   Services  Canada  Inc.
                                                 (formerly    United    Services
                                                 Advisors   Wealth    Management
                                                 Corp.) since February 1995.



Victor Flores                 Executive Vice     Executive Vice President, Chief
                              President,         Investment Officer of the Funds
                              Chief              since February 1994.  Portfolio
                              Investment         Manager  U.S.  Gold Shares Fund
                              Officer            since  November  1992  and U.S.
                                                 World Gold Fund  since  January
                                                 1990.  Portfolio Manager,  U.S.
                                                 Global   Resources  Fund,  from
                                                 January 1990 to November  1992.
                                                 Vice      President,      Chief
                                                 Investment Officer and Director
                                                 of U.S. Global Investors,  Inc.
                                                 (formerly    United    Services
                                                 Advisors,  Inc.) since February
                                                 1994.  Formerly Vice President,
                                                 Portfolio   Manager   of   U.S.
                                                 Global   Investors,   Inc.(July
                                                 1993-February  1994). Served as
                                                 Resource   Analyst  for  United
                                                 Services Funds and U.S.  Global
                                                 Investors,  Inc.  from  January
                                                 1988 to December 1989.

Susan B. McGee                Vice President,    Vice President and Secretary of
                              Secretary          the Trust from September  1995.
                                                 Vice President and Secretary of
                                                 the  Advisor  since   September
                                                 1995.    Vice   President   and
                                                 Secretary    of   USSI    since
                                                 September  1995. Vice President
                                                 and   Assistant   Secretary  of
                                                 Accolade Funds since  September
                                                 1995.                      Vice
                                                 President-Operations, Secretary
                                                 and Associate  Counsel of ST&FC
                                                 since    September    1992   to
                                                 present;                   Vice
                                                 President-Operations  of  ST&FC
                                                 from May 1993 to December 1994.
                                                 Associate  Counsel  from August
                                                 1994 to present.

Thomas D. Tays                Vice President,    Vice    President   -   Special
                              Securities         Counsel, Securities Specialist,
                              Specialist,        Director     of     Compliance,
                              Director of        Assistant   Secretary   of  the
                              Compliance         Advisor from  September 1995 to
                                                 present;   Associate   Counsel,
                                                 Assistant   Secretary   of  the
                                                 Advisor from  September 1993 to
                                                 September 1995. Vice President,
                                                 Securities Specialist, Director
                                                 of  Compliance   and  Assistant
                                                 Secretary    of    USF    since
                                                 September  1995. Vice President
                                                 and Secretary of Accolade Funds
                                                 since   September   1995,   was
                                                 Assistant     Secretary    from
                                                 September   1994  to  September
                                                 1995. Vice President, Secretary
                                                 of  United  Services  Insurance
                                                 Funds   from   June   1994   to
                                                 present.  Private  practice  of
                                                 law from 1990 to August 1993.

Kevin C. White                Chief              Chief Accounting Officer of the
                              Accounting         Advisor  from  October  1996 to
                              Officer            present.    Chief    Accounting
                                                 Officer  of  USF  from  October
                                                 1996  to   present.   Principal
                                                 Accounting  Officer of Accolade
                                                 Funds  from  September  1996 to
                                                 present.    Employee   of   the
                                                 Advisor from  November  1995 to
                                                 present.  Closing  Manager  for
                                                 World  Savings  and  Loan  from
                                                 January 1995 to November  1995.
                                                 Controller     of    Swearingen
                                                 Aircraft  from December 1991 to
                                                 January 1995. Financial Analyst
                                                 for  Fox  Photo  from  February
                                                 1991 to December 1991.

                         PRINCIPAL HOLDERS OF SECURITIES

     As of August 26, 1996 the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. The Trust is not aware of any persons who owned of record, or beneficially, more than 5% of the outstanding shares of the Fund at August 26, 1996


                          INVESTMENT ADVISORY SERVICES

     The investment adviser to the Funds is U.S. Global Investors, Inc. (formerly United Services Advisors, Inc)) (the "Advisor"), a Texas corporation, pursuant to an Advisory Agreement dated as of October 27, 1989. Frank E. Holmes, Chief Executive Officer and a Director of the Advisor, as well as a Trustee, President and Chief Executive



Officer of the Trust, beneficially owns more than 25% of the outstanding voting stock of the Advisor and may be deemed to be a controlling person of the Advisor.

     In addition to the services described in the Fund's prospectus, the Advisor will provide the Trust with office space, facilities and simple business equipment, and will provide the services of executive and clerical personnel for administering the affairs of the Trust. It will compensate all personnel, Officers and Trustees of the Trust if such persons are employees of the Advisor or its affiliates, except that the Trust will reimburse the Advisor for a portion of the compensation of the Advisor's employees who perform certain legal services for the Trust, including state securities law regulatory compliance work, based upon the time spent on such matters for the Trust. The Advisor pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes.

     The Trust pays all other expenses for its operations and activities. Each of the Funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditors'
expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of Trustees who are not "interested persons" of the Advisor, expenses of attendance by Officers and Trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specifically enumerated.

     For the services and facilities provided to the Funds by the Advisor, the Fund may pay to the Advisor a monthly fee at the rate based upon the monthly average net assets of the Fund for such calendar month: up to and including $250 million, 1/12 of 75% and over $250 million, 1/12 of 0.50%. The Advisor has voluntarily agreed to bear certain Fund expenses. See the prospectus section - "The Investment Advisor."

     The Advisor may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client Fund shares. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. However, in the Advisor's opinion, such laws should not preclude a bank from performing shareholder administrative and servicing functions as contemplated herein.

     The securities laws of certain states in which shares of the Trust may, from time to time, be qualified for sale require that the Advisor reimburse the Trust for any excess of the Fund's expenses over prescribed percentages of the Fund's average net assets. Thus, the Advisor's compensation under the Advisory Agreement is subject to reduction in any fiscal year to the extent that total expenses of the Fund for such year (including the Advisor's compensation but exclusive of taxes, brokerage commission, extraordinary expenses, and other permissible expenses) exceed the most restrictive applicable expense limitation prescribed by any state in which the Trust's shares are qualified for sale. The Advisor may obtain waivers of these state expense limitations from time to time. Such limitation is currently 2.5% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1.5% of the remaining average net assets.

     The Board of Trustees of the Trust (including a majority of the "disinterested Trustees") recently approved continuation of the October 1989 Advisory Agreement through October 1996. The Advisory Agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to each Fund, as long as it is approved at least annually both (I) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the Investment Company Act of 1940 [the "Act"]) or by the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned.



     The Trust pays the Advisor a separate management fee for each Portfolio in the Trust. Such fee is based on varying percentages of average net assets. For the three fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Trust incurred advisory fees (net of expenses paid by the Advisor or voluntary fee waivers) of $5,021,807, $5,233,507 and $5,216,589, respectively, for all funds. For the three fiscal periods ended June 30 1994, June 30, 1995 and June 30, 1996, the Fund paid the Advisor no advisory fees (net of expenses paid by the Advisor or voluntary fee waivers).


                       TRANSFER AGENCY AND OTHER SERVICES

     In addition to the services performed for the Funds and the Trust under the Advisory Agreement, the Advisor, through its subsidiary USSI, provides transfer agent and dividend disbursement agent services pursuant to the Transfer Agency Agreement as described in the Fund's prospectus under "Management of the Fund -- The Investment Advisor." In addition, lockbox and statement printing services are provided by USSI. The Board of Trustees recently approved the Transfer Agency and related agreements through October 30, 1996. For the three fiscal years ended June 30, 1994, 1995 and 1996, the Trust paid USSI total transfer agency, lockbox and printing fees of $2,313,933, $2,557,846 and $2,707,293, respectively.

         USSI also maintains the books and records of the Trust and of each Fund of the Trust and calculates their daily net asset value as described in the Fund's prospectus under "Management of the Fund -- The Investment Advisor." Total reimbursements and fees for such services for the fiscal years ending June 30, 1994, 1995 and 196 were $354,278, $502,994 and $499,465, respectively.

         A & B Mailers, Inc., a wholly-owned corporation of the Advisor, provides the Trust with certain mail handling services. The charges for such services have been negotiated by the Audit Committee and A & B Mailers, Inc. Each service is priced separately.


                     CERTAIN PURCHASES OF SHARES OF THE FUND

     Shares of the Fund are continuously offered by the Trust at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the Fund are described in the prospectus. In addition, shares of the Fund may be purchased using stock, so long as the securities delivered to the Trust meet the investment objectives and concentration policies of the Fund, and are otherwise acceptable to the Advisor, which reserves the right to reject all or any part of the securities offered in exchange for shares of the Fund. On any such "in kind" purchase, the following conditions will apply:

         (1) the securities offered by the investor in exchange for shares of the Fund must not be in any way restricted as to resale or otherwise be illiquid;

         (2) securities of the same issuer must already exist in the Fund's portfolio;

         (3) the securities must have a value which is readily ascertainable (and not established only by/ evaluation procedures) as evidenced by a listing on the AMEX, the NYSE, or NASDAQ;

         (4) any securities so acquired by any Fund shall not comprise over 5% of that Fund's net assets at the time of such exchange;

         (5) no over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States; and

         (6)   the securities are acquired for investment and not for resale.



     The Trust believes that this ability to purchase shares of the Fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

     An investor who wishes to make an "in kind" purchase should furnish (either in writing or by telephone) to the Trust a list with a full and exact description of all of the securities which he or she proposes to deliver. The Trust will advise him or her as to those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the Fund are valued. See the section entitled "How Shares Are Valued" in the prospectus. The number of shares of the Fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

     The exchange of securities by the investor pursuant to this offer will constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such an "in kind" purchase.


                      ADDITIONAL INFORMATION ON REDEMPTIONS

     SUSPENSION OF REDEMPTION PRIVILEGES. The Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period (1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.


                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

     The Fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T)  = ERV

                  Where:   P = a hypothetical initial payment of $1,000
                           T = average annual total return
                           n = number of years
                         ERV = ending redeemable value of a hypothetical $1,000
                               payment made at the beginning of the 1, 5 or 10 year periods at the end of the year or period.

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

     The average annual compounded rate of return for the Fund for the following years ended as of June 30, 1995 is as follows: one year 24.31%; five years 12.31% and ten years 6.58%.



YIELD

     The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                         A - B
                                         -----     6
                            YIELD = 2 [ (      + 1)  - 1]
                                          CD

         Where:  A  = dividends and interest earned during the period
                 B  = expenses accrued for the period (net of reimbursement)
                 C  = the average daily number of shares outstanding during the period that were entitled to receive dividends
                 D  = the maximum  offering  price per share on the last day of the period

The Fund's 30-day yield for the 30 days ended June 30, 1996 was 1.66%.

NONSTANDARDIZED TOTAL RETURN

     The Fund may provide the above described standard total return results for a period which ends as of not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under "Total Return" except that no annualization is made.

DISTRIBUTION RATES

     In its sales literature, the Fund may also quote its distribution rate along with the above described standard total return and yield information. The distribution rate is calculated by annualizing the latest distribution and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principals.

     Because a distribution can include such premiums, capital gain and option income, the amount of the distribu tion may be susceptible to control by the Advisor through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by net asset value, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

     Effective November 1, 1993 the Fund changed investment objectives and policies from passive to active management of the portfolio.

EFFECT OF FEE WAIVER AND EXPENSE REIMBURSEMENT

     All calculations of performance data in this section reflect the Advisor's fee waivers or reimbursement of a portion of the Fund's expenses, as the case may be. See "Management of the Funds" in the prospectus.



                                   TAX STATUS

TAXATION OF THE FUND -- IN GENERAL

     As stated in its prospectus, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund will not be liable for Federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that the Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months (the "30% test"), and (c) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

     The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year and (3) any portion (not taxable to the Fund) of the respective balance from the preceding calendar year. The Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE FUND'S INVESTMENTS

     The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

TAXATION OF THE SHAREHOLDER

     Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividends during the following January.

     Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the Fund's shares just prior to a distribution may receive a return of investment upon distribution which will nevertheless be taxable to them.

     A shareholder of the Fund should be aware that a redemption of shares (including any exchange into another United Services Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized.


                                    CUSTODIAN

     Bankers Trust Company acts as Custodian for the Fund. Services with respect to the retirement accounts are provided by Security Trust and Financial Company of San Antonio, Texas, a wholly-owned subsidiary of the Advisor.


                    INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

     Price Waterhouse LLP, One Riverwalk Place, Ste. 900, San Antonio, Texas 78205, serves as the independent accountants for the Trust.

     Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, are legal counsel to the Trust.


                              FINANCIAL STATEMENTS

     The financial statements for year ended June 30, 1996 are hereby incorporated by reference from the Annual Report to Shareholders of that date which has been delivered with this Statement of Additional Information [unless previously provided, in which event the Trust will promptly provide another copy, free of charge, upon request to: U.S. Global Investors, Inc. , P.O. Box 29467, San Antonio, Texas 78229-0467, 1-800-873-8637 or (210) 308- 1234].October
29, 1996

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION


                              UNITED SERVICES FUNDS


                          CHINA REGION OPPORTUNITY FUND

                                  (THE "FUND")

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund prospectus dated November 1, 1996 (the "prospectus"), which may be obtained from U.S. Global Investors, Inc. (formerly United Services Advisors, Inc.) (the "Advisor"), P.O. Box 29467, San Antonio, Texas 78229-0467.

         The date of this  Statement of  Additional  Information  is November 1,
1996.





                       STATEMENT OF ADDITIONAL INFORMATION


                                TABLE OF CONTENTS


                                                                           PAGE

GENERAL INFORMATION...........................................................3

INVESTMENT OBJECTIVES AND POLICIES............................................4
     Investment Restrictions..................................................4

SPECIAL RISK CONSIDERATIONS...................................................4

PORTFOLIO TRANSACTIONS........................................................8

MANAGEMENT OF THE FUND........................................................9

PRINCIPAL HOLDERS OF SECURITIES..............................................11

INVESTMENT ADVISORY SERVICES.................................................12

TRANSFER AGENCY AND OTHER SERVICES...........................................13

ADDITIONAL INFORMATION ON REDEMPTIONS........................................13

CALCULATION OF PERFORMANCE DATA..............................................14

TAX STATUS...................................................................14
     Taxation of the Fund -- In General......................................14
     Taxation of the Fund's Investments......................................15
     Taxation of the Shareholder.............................................15

CUSTODIAN....................................................................15

INDEPENDENT ACCOUNTANT ......................................................16

FINANCIAL STATEMENTS.........................................................16



                               GENERAL INFORMATION

     United Services Funds (the "Trust") is an open-end management investment company and is a voluntary association of the type known as a "business trust" organized under the laws of the Commonwealth of Massachusetts. The China Region Opportunity Fund (hereinafter sometimes referred to as the "Fund") is one of several series of the Trust, each of which represents a separate, diversified portfolio of securities (collectively referred to herein as the "Portfolios" and individually as a "Portfolio").

     The assets received by the Trust from the issue or sale of shares of each of the funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such fund. They constitute the underlying assets of each fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

     Each share of each of the funds represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each fund are entitled to share pro rata in the net assets belonging to the fund available for distribution.

     The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

     As described under "The Trust" in the prospectus, under the Trust's First Amended and Restated Master Trust Agreement (the "Master Trust Agreement"), no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

     On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual fund, a separate vote of that fund would be required. Shareholders of any fund are not entitled to vote on any matter which does not affect their fund but which requires a separate vote of another fund.

     Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     Shares  have  no   preemptive   or   subscription   rights  and  are  fully
transferable. There are no conversion rights.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.



                       INVESTMENT OBJECTIVES AND POLICIES

     The  following  information   supplements  the  discussion  of  the  Fund's
investment objectives and policies discussed in the Fund's prospectus.

INVESTMENT RESTRICTIONS

     The Fund will not change any of the following investment restrictions, without the affirmative vote of a majority of the outstanding voting securities of the Fund, which, as used herein, means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or
(2) more than 50% of the Fund's outstanding shares.

         The Fund may not:

          (1)     Issue senior securities.
          (2) Borrow money, except that the Fund may borrow not in excess of 5% of its total assets from banks as a temporary measure for extraordinary purposes and may borrow up to 33 1/3% of the amount of its total assets (reduced by the amount of all liabilities and indebtedness other than such borrowing) when deemed desirable or appropriate to effect redemptions. However, the Fund may not purchase additional securities while borrowing exceeds 5% of the total assets of the Fund.
          (3)     Underwrite the securities of other issuers.
          (4)     Invest in real estate.
          (5) Engage in the purchase or sale of commodities or commodity futures contracts, except that the Fund may invest in futures contracts and options thereon.
          (6) Lend its assets, except that the Fund may purchase money market debt obligations and repurchase agreements secured by money market obligations, and except for the purchase or acquisition of bonds, debentures or other debt securities of a type customarily purchased by institutional investors and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the
                  Fund's total net assets. (Accounts receivable for shares purchased by telephone shall not be deemed loans.)
          (7) Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions.
          (8)     Make short sales.
          (9) Invest more than 15% of net assets in illiquid securities, including securities which are subject to legal or contractual restrictions on resale.
         (10) Invest more than 25% of its total assets in securities of companies principally engaged in any one industry (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities). For purposes of this restriction, a foreign government is deemed to be an "industry."
         (11) (a) Invest more than 5% of the value of its total assets in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, or (b) acquire more than 10% of the voting securities of any one issuer as discussed in the prospectus, such limitations apply to only 75% of the value of the Fund's total assets.


                           SPECIAL RISK CONSIDERATIONS

     The following discussion of some of the most significant risks associated with an investment in the Fund supplements the discussion in the prospectus.

     FOREIGN INVESTMENTS: Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investment. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

     CHINA'S LEGAL SYSTEM: China does not have a comprehensive system of laws, although substantial changes have occurred in this regard in recent years. The corporate form of organization has only recently been permitted in China. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of any litigation.

     TAIWAN INVESTMENT LIMITATIONS: As of the date of this registration statement, Taiwan limits a foreign institution's investments in Taiwan to no more than $ 400 million.

     FUTURES CONTRACTS: The Fund may sell futures contracts to hedge against a decline in the market price of securities which it owns or to defend the portfolio against currency fluctuations. When the Fund establishes a short position by selling a futures contract, the Fund will be required to deposit with the broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount ("initial margin"). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all the Fund's contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying currency or stock index fluctuates making a short position in the futures contract more or less valuable, a process known as "marking-to-market." For example, when the Fund has sold a currency futures contract and the prices of the stocks included in the underlying currency has fallen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has sold a currency futures contract and the prices of the underlying currency has risen, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and it realizes a loss or a gain.

     There is a risk that futures price movements will not correlate perfectly with movements in the value of the underlying stock index. For a number of reasons the price of the stock index future may move more than or less than the price of the securities that make up the index. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the stock market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     There is a further risk that a liquid secondary trading market may not exist at all times for these futures contracts, in which event the Fund might be unable to terminate a futures position at a desired time. Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

     OPTIONS: The Fund may sell call options or purchase put options on futures contracts to hedge against a decline in the market price of securities which it owns or to defend the portfolio against currency fluctuations. Options on futures contracts differ from options on individual securities in that the exercise of an option on a futures contract does not involve delivery of an actual underlying security. Options on futures contracts are settled in cash only. The purchaser of an option receives a cash settlement amount and the writer of an option is required, in return for the premium received, to make delivery of a certain amount if the option is exercised. A position in an option on a futures contract may be offset by either the purchaser or writer by entering into a closing transaction, or the purchaser may terminate the option by exercising it or allowing it to expire.

     The risks associated with the purchase and sale of options on futures contracts are generally the same as those relating to options on individual securities. However, the value of an option on a futures contract depends primarily on movements in the value of the currency or the stock index underlying the futures contract rather than in the price of a single security. Accordingly, the Fund will realize a gain or loss from purchasing or writing an option on a futures contract as a result of movements in the related currency or in the stock market generally, rather than changes in the price for a particular security. Therefore, successful use of options on futures contracts by the Fund will depend on the Advisor's ability to predict movements in the direction of the currency or stock market underlying the futures contract. The ability to predict these movements requires different skills and techniques than predicting changes in the value of individual securities.

     Because index options are futures contracts settled in cash, the Fund cannot be assured of covering its potential settlement obligations under call options it writes on futures contracts by acquiring and holding the underlying securities. Unless the Fund has cash on hand that is sufficient to cover the cash settlement amount, it would be required to sell securities owned in order to satisfy the exercise of the option.

     As a non-fundamental policy the Fund will not invest more than 5% of its total net assets in options.

SEGREGATED ASSETS AND COVERED POSITIONS

     When purchasing a stock index futures contract, selling an uncovered call option, or purchasing securities on a when-issued or delayed delivery basis, the Fund will restrict cash, which may be invested in repurchase obligations) or liquid securities. When purchasing a stock index futures contract, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the market value of the futures contract and not less than the market price at which the futures contract was established. When selling an uncovered call option, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the value of securities underlying the call option and not less than the strike price of the call option. When purchasing securities on a when-issued or delayed delivery basis, the amount of restricted cash or liquid securities will be at least equal to the Fund's when-issued or delayed delivery commitments.

     The restricted cash or liquid securities will either be identified as being restricted in the Fund's accounting records or physically segregated in a separate account at Bankers Trust Company, the Fund's custodian. For the purpose of determining the adequacy of the liquid securities which have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by the Fund.

     Fund assets need not be segregated if the Fund "covers" the futures contract or call option sold. For example, the Fund could cover a futures or forward contract which it has sold short by owning the securities or currency underlying the contract. The Fund may also cover this position by holding a call option permitting the Fund to purchase the same futures or forward contract at a price no higher than the price at which the sell position was established.



     The Fund could cover a call option which it has sold by holding the same currency or security (or, in the case of a stock index, a portfolio of stock substantially replicating the movement of the index) underlying the call option. The Fund may also cover by holding a separate call option of the same security or stock index with a strike price no higher than the strike price of the call option sold by the Fund. The Fund could cover a call option which it has sold on a futures contract by entering into a long position in the same futures contract at a price no higher than the strike price of the call option or by owning the securities or currency underlying the futures contract. The Fund could also cover a call option which it has sold by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

     FOREIGN CURRENCY TRANSACTIONS: Investments in foreign companies usually involve use of currencies of foreign countries. The Fund also may hold cash and cash-equivalent investments in foreign currencies. The value of the Fund's assets as measured in U.S. dollars will be affected by changes in currency exchange rates and exchange control regulations. The Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

     All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

     A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

     The Fund will generally use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

     The Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

     The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which the Fund has (or expects to have) portfolio exposure.



     The Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked securities.

     The Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitment.

     On the settlement date of the currency transaction, the Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

     The Fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy the underlying currency at the loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the Fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

     The Fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument which is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.


                             PORTFOLIO TRANSACTIONS

     The Advisory Agreement between the Trust and the Advisor requires (and the Sub-Advisory Agreement imposes the same requirements upon the Sub-Adviser, who will direct the execution of portfolio transactions) that the Advisor, in executing portfolio transactions and selecting brokers or dealers, seeks the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Trust and/or other accounts over which the Advisor or an affiliate of the Advisor exercises investment discretion. Under the Advisory Agreement, the Advisor is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Advisor must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board of Trustees will review the commissions paid by each Fund of the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Advisor would not be reduced by reason of its receipt of such brokerage and research services. To the extent that research services of value are provided by broker-dealers through or with whom the Trust places portfolio transactions, the Advisor may be relieved of expenses which it might otherwise bear.

     The Trust may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on NASDAQ, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, it is intended generally to seek first to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained. The Fund paid a total of $78,918 in brokerage fees for the year ended June 30, 1996.


                             MANAGEMENT OF THE FUND

     The Trustees and Officers of the Trust and their principal occupations during the past five years are set forth below. Except as otherwise indicated, the business address of each is 7900 Callaghan Road, San Antonio, Texas 78229.


NAME AND ADDRESS              TRUST POSITION     PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
John P. Allen                 Trustee            President,  Deposit Development
5600 San Pedro                                   Associates    Inc.,    a   bank
San Antonio, TX                                  marketing   firm.    President,
                                                 Paragon  Press.   Partner,  Rio
                                                 Cibolo Ranch, Inc.

William A. Fagan, Jr.         Chairman of        Chairman   of  the   Board   of
P.O. Box 17903                the Board of       Trustees since January 1, 1989.
San Antonio, TX               Trustees           Business consultant since 1976.

E. Douglas Hodo               Trustee            Chief   Executive   Officer  of
7706 Fondren                                     Houston   Baptist   University.
Houston, TX                                      Formerly  Dean and Professor of
                                                 Economics and Finance,  College
                                                 of  Business,   University   of
                                                 Texas at San Antonio.

Charles Z. Mann               Trustee            Business    consultant    since
13 Knapton Estates Road                          January  1,   1993.   Chairman,
Turning Point                                    Bermuda Monetary Authority from
Smith Parish HS01                                1986 to  1992.  Executive  Vice
Bermuda, FLBX                                    President   of    International
                                                 Median   Limited,   a   private
                                                 investment   holding   company,
                                                 from    1979   to   1985    and
                                                 previously  general  manager of
                                                 Bank of N.T. Butterfield & Son,
                                                 Ltd.,  a  Bermuda-based   bank.
                                                 Currently a Director of Bermuda
                                                 Electric Light  Company,  Ltd.;
                                                 Overseas Imports, Ltd.; Tyndall
                                                 International  (Bermuda)  Ltd.;
                                                 Old     Court     International
                                                 Reserves  Ltd.; XL  Investments
                                                 Limited,     Glaxo    (Bermuda)
                                                 Limited.

W.C.J. van Rensburg           Trustee            Professor of Geological Science
6010 Sierra Arbor Court                          and   Petroleum    Engineering,
Austin, TX                                       University  of Texas at Austin.
                                                 Former   Associate    Director,
                                                 Bureau  of  Economic   Geology,
                                                 University  of  Texas.   Former
                                                 Chairman,     Department     of
                                                 Geosciences,  West Texas  State
                                                 University.   Former  technical
                                                 director   of   South   African
                                                 Minerals   Bureau  and  British
                                                 Petroleum  Professor  of Energy
                                                 Economics at the Ran  Afrikaans
                                                 University, Johannesburg, South
                                                 Africa.


Frank E. Holmes*              Trustee,           Chairman   of  the   Board   of
                              President and      Directors,  and Chief Executive
                              Chief              Officer  of the  Advisor  since
                              Executive          October  27,  1989.   President
                              Officer            from  October 1989 to September
                                                 1995.   Director   of  Security
                                                 Trust   &   Financial   Company
                                                 ("ST&FC"),    a    wholly-owned
                                                 subsidiary  of  Advisor,  since
                                                 November 1991. President, Chief
                                                 Executive  Officer  and Trustee
                                                 of    Accolade     Funds,     a
                                                 Massachusetts   business  trust
                                                 consisting  of  no-load  mutual
                                                 funds,    since   April   1993.
                                                 Director   of   U.S.   Advisors
                                                 (Guernsey)      Limited,      a
                                                 wholly-owned  subsidiary of the
                                                 Advisor,  and of  the  Guernsey
                                                 Funds  managed by that  Company
                                                 since August 1993.  Director of
                                                 Marleau,   Lemire   Inc.   from
                                                 January 1995 to December  1995.
                                                 Director of Franc-Or  Resources
                                                 Corp   since   November   1994.
                                                 Director  of  United   Services
                                                 Canada,  Inc.  (formerly United
                                                 Services     Advisors    Wealth
                                                 Management     Corp.)     since
                                                 February    1995   and    Chief
                                                 Executive Officer from February
                                                 to  August  1995.   Trustee  of
                                                 Pauze/Swanson  United  Services
                                                 Funds  from  November  1993  to
                                                 February   1996.    Independent
                                                 business     consultant     and
                                                 financial   adviser  from  July
                                                 1978 to October 1989. From July
                                                 1978  to  October  1989,   held
                                                 various  positions  with  Merit
                                                 Investment    Corporation,    a
                                                 Canadian   investment   dealer,
                                                 including  the latest  position
                                                 as        Executive        Vice
                                                 President-Corporate    Finance.
                                                 Formerly   a   member   of  the
                                                 Toronto Stock Exchange  Listing
                                                 Committee, Registered Portfolio
                                                 Manager with the Toronto  Stock
                                                 Exchange,  and former President
                                                 and  Chairman  of  the  Toronto
                                                 Society of  Investment  Dealers
                                                 Association.     Formerly     a
                                                 Director  of  Merit  Investment
                                                 Corporation.
                                                 ----------
                                                 * This Trustee may be deemed an
                                                 "interested   person"   of  the
                                                 Trust   as   defined   in   the
                                                 Investment Company Act of 1940.

Bobby D. Duncan               Executive Vice     President of the Advisor  since
                              President,         September    1995   and   Chief
                              Chief              Financial  Officer since August
                              Operating          1996.  Executive Vice President
                              Officer, Chief     and Chief Financial  Officer of
                              Financial          the  Advisor  from  October 27,
                              Officer            1989 to September  1995.  Chief
                                                 Operating     Officer     since
                                                 November  1,  1993.  President,
                                                 Chief Executive Officer,  Chief
                                                 Operating    Officer,     Chief
                                                 Financial Officer and Treasurer
                                                 of the Advisor  from January 1,
                                                 1989 to October 27, 1989. Prior
                                                 to  January  1990 held  various
                                                 positions   with   the   Trust,
                                                 including     Executive    Vice
                                                 President,   Treasurer,   Chief
                                                 Operating   Officer  and  Chief
                                                 Financial  Officer.  Served  as
                                                 sole    Director    and   Chief
                                                 Executive  Officer of USSI from
                                                 September   1988  to   November
                                                 1989.  Director of A&B Mailers,
                                                 Inc.  since  February  1988 and
                                                 Chairman since July 1991. Chief
                                                 Executive  Officer,  President,
                                                 Chief Operating Officer,  Chief
                                                 Financial   Officer,    and   a
                                                 Director  of USSI.  Director of
                                                 the    Advisor    since   1986.
                                                 President    of   ST&FC   since
                                                 January     1996.     Director,
                                                 Executive Vice  President,  and
                                                 Chief   Financial   Officer  of
                                                 ST&FC  from  November  1991  to
                                                 March  1994.   Executive   Vice
                                                 President,    Chief   Financial
                                                 Officer of Accolade Funds since
                                                 April  1993.   Vice  President,
                                                 Chief  Financial  Officer,  and
                                                 Trustee of Pauze/Swanson United
                                                 Services Funds from November 1,
                                                 1993    to    February    1996.
                                                 President,    Chief   Executive
                                                 Officer  and  Trustee of United
                                                 Services  Insurance  Fund since
                                                 July  22,  1994.  Director  and
                                                 Chief   Financial   Officer  of
                                                 United   Services  Canada  Inc.
                                                 (formerly    United    Services
                                                 Advisors   Wealth    Management
                                                 Corp.) since February 1995.



Victor Flores                 Executive Vice     Executive Vice President, Chief
                              President,         Investment Officer of the Funds
                              Chief              since February 1994.  Portfolio
                              Investment         Manager  U.S.  Gold Shares Fund
                              Officer            since  November  1992  and U.S.
                                                 World Gold Fund  since  January
                                                 1990.  Portfolio Manager,  U.S.
                                                 Global   Resources  Fund,  from
                                                 January 1990 to November  1992.
                                                 Vice      President,      Chief
                                                 Investment Officer and Director
                                                 of U.S. Global Investors,  Inc.
                                                 (formerly    United    Services
                                                 Advisors,  Inc.) since February
                                                 1994.  Formerly Vice President,
                                                 Portfolio   Manager   of   U.S.
                                                 Global   Investors,   Inc.(July
                                                 1993-February  1994). Served as
                                                 Resource   Analyst  for  United
                                                 Services Funds and U.S.  Global
                                                 Investors,  Inc.  from  January
                                                 1988 to December 1989.

Susan B. McGee                Vice President,    Vice President and Secretary of
                              Secretary          the Trust from September  1995.
                                                 Vice President and Secretary of
                                                 the  Advisor  since   September
                                                 1995.    Vice   President   and
                                                 Secretary    of   USSI    since
                                                 September  1995. Vice President
                                                 and   Assistant   Secretary  of
                                                 Accolade Funds since  September
                                                 1995.                      Vice
                                                 President-Operations, Secretary
                                                 and Associate  Counsel of ST&FC
                                                 since    September    1992   to
                                                 present;                   Vice
                                                 President-Operations  of  ST&FC
                                                 from May 1993 to December 1994.
                                                 Associate  Counsel  from August
                                                 1994 to present.

Thomas D. Tays                Vice President,    Vice    President   -   Special
                              Securities         Counsel, Securities Specialist,
                              Specialist,        Director     of     Compliance,
                              Director of        Assistant   Secretary   of  the
                              Compliance         Advisor from  September 1995 to
                                                 present;   Associate   Counsel,
                                                 Assistant   Secretary   of  the
                                                 Advisor from  September 1993 to
                                                 September 1995. Vice President,
                                                 Securities Specialist, Director
                                                 of  Compliance   and  Assistant
                                                 Secretary    of    USF    since
                                                 September  1995. Vice President
                                                 and Secretary of Accolade Funds
                                                 since   September   1995,   was
                                                 Assistant     Secretary    from
                                                 September   1994  to  September
                                                 1995. Vice President, Secretary
                                                 of  United  Services  Insurance
                                                 Funds   from   June   1994   to
                                                 present.  Private  practice  of
                                                 law from 1990 to August 1993.

Kevin C. White                Chief              Chief Accounting Officer of the
                              Accounting         Advisor  from  October  1996 to
                              Officer            present.    Chief    Accounting
                                                 Officer  of  USF  from  October
                                                 1996  to   present.   Principal
                                                 Accounting  Officer of Accolade
                                                 Funds  from  September  1996 to
                                                 present.    Employee   of   the
                                                 Advisor from  November  1995 to
                                                 present.  Closing  Manager  for
                                                 World  Savings  and  Loan  from
                                                 January 1995 to November  1995.
                                                 Controller     of    Swearingen
                                                 Aircraft  from December 1991 to
                                                 January 1995. Financial Analyst
                                                 for  Fox  Photo  from  February
                                                 1991 to December 1991.

                         PRINCIPAL HOLDERS OF SECURITIES

         As of August 26, 1996, the officers and trustees of the Fund, as a group, owned less then 1% of the outstanding shares of the Fund. The Fund is aware of the following person who owned of record, or beneficially, more than 5% of the outstanding shares of the Fund at August 26, 1996:

            NAME AND ADDRESS                                TYPE OF
               OF OWNER                    % OWNED         OWNERSHIP

         Charles Schwab & Co., Inc.         27.43%          Record (1)
         San Francisco, CA  94104-4175

----------
1 Charles Schwab & Co., Inc., a broker-dealer, has advised that no individual client owns more than 5% of the Fund.


                          INVESTMENT ADVISORY SERVICES

     The investment adviser to the Funds is U.S. Global Investors, Inc. (formerly United Services Advisors, Inc.) (the "Advisor"), a Texas corporation, pursuant to an Advisory Agreement dated October 27, 1989. Frank E. Holmes, Chief Executive Officer and Director of the Advisor, as well as a Trustee, President and Chief Executive Officer of the Trust, beneficially owns more than 25% of the outstanding voting stock of the Advisor and may be deemed to be a controlling person of the Advisor.

     In addition to the services described in the Fund's prospectus, the Advisor will provide the Trust with office space, facilities and simple business equipment, and will provide the services of executive and clerical personnel for administering the affairs of the Trust. It will compensate all personnel, officers and Trustees of the Trust if such persons are employees of the Advisor or its affiliates, except that the Trust will reimburse the Advisor for a portion of the compensation of the Advisor's employees who perform certain legal services for the Trust, including state securities law regulatory compliance work, based upon the time spent on such matters for the Trust. The Advisor pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes.

     The Trust pays all other expenses for its operations and activities. Each of the funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditors'
expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, the expenses of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of Trustees who are not "interested persons" of the Advisor, expenses of attendance by officers and Trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organizational dues of such organizations, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specifically enumerated.

     For the services and facilities provided to the Fund by the Advisor, the Fund may pay to the Advisor a monthly fee at the rate of 1/12 of 1.25% based upon the monthly average net assets of the Fund for such calendar month. The Advisor has voluntarily agreed to bear certain Fund expenses. See the prospectus section - "The Investment Advisor."

     The Advisor may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client Fund shares. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. However, in the Advisor's opinion, such laws should not preclude a bank from performing shareholder administrative and servicing functions as contemplated herein.

     The securities laws of certain states in which shares of the Trust may, from time to time, be qualified for sale require that the investment adviser reimburse the Trust for any excess of the Fund's expenses over prescribed percentages of the Fund's average net assets. Thus, the Advisor's and Sub-Advisor's compensation under the agreements is subject to reduction in any fiscal year to the extent that total expenses of the Fund for such year (including an investment adviser's compensation but exclusive of taxes, brokerage commissions, extraordinary expenses, and other permissible expenses) exceed the most restrictive applicable expense limitation prescribed by any state in which the Trust's shares are qualified for sale. The Advisor may obtain waivers of these state expense limitations from time to time. Such limitation is currently 2.5% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1.5% of the remaining average net assets.

     The  Board  of  Trustees  of  the  Trust   (including  a  majority  of  the
"disinterested Trustees") recently approved continuation of the Advisory Agreement through October 1996. The Advisory Agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to each Fund, as long as it is approved at least annually both (I) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the Investment Company Act of 1940) or by the Board of Trustees of the Trust, and
(ii) by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned.

     The Trust pays the Advisor a separate management fee for each Portfolio in the Trust. Such fee is based on varying percentages of average net assets. For the three fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Trust incurred advisory fees (net of expenses paid by the Advisor or voluntary fee waivers) of , $5,021,807 $5,233,507 and $5,216,589, respectively.


                       TRANSFER AGENCY AND OTHER SERVICES

     In addition to the services performed for the funds and the Trust under the Advisory Agreement, the Advisor, through its subsidiary USSI, provides transfer agent and dividend disbursement agent services pursuant to the Transfer Agency Agreement as described in the Fund's prospectus under "Management of the Fund -- The Investment Advisor." In addition, lockbox and statement printing services are provided by USSI. The Board of Trustees approved the Transfer Agency and related agreements through October 31, 1996. For the three fiscal years ended June 30, 1994, 1995, and 1996, the Trust paid USSI total transfer agency, lockbox and printing fees of $2,313,933 $2,557,846, and $2,707,293 respectively.

     USSI also maintains the books and records of the Trust and of each Fund of the Trust and calculates their daily net asset value as described in the Fund's prospectus under "Management of the Fund -- The Investment Advisor." Total reimbursements and fees for such services for the fiscal years ending June 30, 1994, 1995, and 1996 were $354,278, $502,944, and $499,465 respectively.

     A & B Mailers, Inc., a wholly-owned subsidiary of the Advisor, provides the Trust with certain mail handling services. The charges for such services are compared to bids from competitive services on a periodic basis by the Board of Trustees. Each service is priced separately.


                      ADDITIONAL INFORMATION ON REDEMPTIONS

     SUSPENSION OF REDEMPTION PRIVILEGES: The Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period (1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.



                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

     The Fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   n
                           P(1 + T)  = ERV

            Where:   P    =  a hypothetical initial payment of $1,000
                     T    =  average annual total return
                     n    =  number of years
                     ERV  =  ending  redeemable  value of a hypothetical  $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period.

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

     The rate of return for the Fund for the year ended June 30, 1996 was (2.07%).

NONSTANDARDIZED TOTAL RETURN

     The Fund may provide the above described standard total return results for a period which ends as of not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under "Total Return" except that no annualization is made.

EFFECT OF FEE WAIVER AND EXPENSE REIMBURSEMENT

     All calculations of performance data in this section reflect the Advisor's fee waivers or reimbursement of a portion of the Fund's expenses, as the case may be. See "Management Of The Fund(s)" in the prospectus.


                                   TAX STATUS

TAXATION OF THE FUND -- IN GENERAL

     As stated in its prospectus, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund will not be liable for Federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that the Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months (the "30% test"), and (c) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

     The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year and (3) any portion of the respective balance of ordinary income or capital gain net income of the prior year that was not previously distributed. The Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE FUND'S INVESTMENTS

     The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

TAXATION OF THE SHAREHOLDER

     Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31 if a Fund pays the dividends during the following January.

     Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the Fund's shares just prior to a distribution may receive a return of investment upon distribution which will nevertheless be taxable to them.

     A shareholder of the Fund should be aware that a redemption of shares (including any exchange into another United Services Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of any long-term capital gain recognized.

OTHER TAX CONSIDERATIONS

     Distributions to shareholders may be subject to additional state, local and non-U.S. taxes, depending on each shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by the Fund to the extent such distributions are derived from interest on direct obligations of the United States Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of the Fund.


                                    CUSTODIAN

     Bankers Trust Company acts as custodian for the Fund and, pursuant to sub-custodian agreements, the Fund will maintain its foreign securities and cash in the custody of certain eligible non-United States banks and securities depositories. Services with respect to the retirement accounts will be provided by Security Trust and Financial Company of San Antonio, Texas, a wholly-owned subsidiary of the Advisor.


                             INDEPENDENT ACCOUNTANT

     Price Waterhouse LLP, One Riverwalk Place, Ste. 900, San Antonio, Texas 78205 serves as the independent accountants for the Trust.


                              FINANCIAL STATEMENTS

     The Fund was established on October 20, 1993. The audited financial statement for the year ended June 30, 1995 is herein incorporated by reference from the Annual Report to Shareholders of that date which has been delivered with this Statement of Additional Information [unless previously provided, in which event the Trust will promptly provide another copy, free of charge, upon request to: U.S. Global Investors, Inc., P.O. Box 29467, San Antonio, Texas 78229-0467, 1-800-873-8637 or (210) 308-1234].

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION


                              UNITED SERVICES FUNDS



                   U.S. GOLD SHARES FUND ("GOLD SHARES FUND")

              U.S. GLOBAL RESOURCES FUND ("GLOBAL RESOURCES FUND")

                    U.S. WORLD GOLD FUND ("WORLD GOLD FUND")

      U.S. TREASURY SECURITIES CASH FUND ("TREASURY SECURITIES CASH FUND")

                        U.S. INCOME FUND ("INCOME FUND")

                      U.S. TAX FREE FUND ("TAX FREE FUND")

 U.S. GOVERNMENT SECURITIES SAVINGS FUND ("GOVERNMENT SECURITIES SAVINGS FUND")

                   U.S. REAL ESTATE FUND ("REAL ESTATE FUND")

    UNITED SERVICES INTERMEDIATE TREASURY FUND ("INTERMEDIATE TREASURY FUND")

       UNITED SERVICES NEAR-TERM TAX FREE FUND ("NEAR-TERM TAX FREE FUND")

                                  (THE "FUNDS")


     This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund prospectus dated November 1, 1996, (the "prospectus"), which may be obtained from U.S. Global Investors, Inc. (formerly United Services Advisors, Inc.) (the "Advisor"), P.O. Box 29467, San Antonio, Texas 78229-0467.

     The date of this Statement of Additional Information is November 1, 1996.


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                                             Statement of Additional Information
                                                                          Page 1

                       STATEMENT OF ADDITIONAL INFORMATION


                                TABLE OF CONTENTS


                                                                           PAGE

GENERAL INFORMATION..........................................................3

INVESTMENT OBJECTIVES AND POLICIES...........................................4
         Investment Restrictions.............................................4

SPECIAL RISK CONSIDERATIONS.................................................11

PORTFOLIO TRANSACTIONS......................................................16

MANAGEMENT OF THE FUNDS.....................................................17

PRINCIPAL HOLDERS OF SECURITIES.............................................20

INVESTMENT ADVISORY SERVICES................................................20

TRANSFER AGENCY AND OTHER SERVICES..........................................23

CERTAIN PURCHASES OF SHARES OF THE FUNDS....................................23

ADDITIONAL INFORMATION ON REDEMPTIONS.......................................24

CALCULATION OF PERFORMANCE DATA.............................................25

TAX STATUS..................................................................28
         Taxation of the Funds -- In General................................28
         Taxation of the Funds' Investments.................................28
         Taxation of the Shareholder........................................29

CUSTODIAN...................................................................30

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL...................................30

INFORMATION ABOUT SECURITIES RATINGS........................................30

FINANCIAL STATEMENTS........................................................31

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                                             Statement of Additional Information
                                                                          Page 2

                               GENERAL INFORMATION

     United Services Funds (the "Trust") is an open-end management investment company and is a voluntary association of the type known as a "business trust" organized under the laws of the Commonwealth of Massachusetts. There are numerous series within the Trust, each of which represents a separate diversified portfolio of securities (collectively referred to herein as the "Portfolios" or "Funds" and individually as a "Portfolio" or "Fund").

     The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

     Each share of each of the Funds represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

     The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

     As described under "The Trust" in the prospectus, under the Trust's First Amended and Restated Master Trust Agreement (the "Master Trust Agreement"), no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940 (the "1940 Act").

     On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Fund, a separate vote of that Fund would be required. Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.

     Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     Shares  have  no   preemptive   or   subscription   rights  and  are  fully
transferable. There are no conversion rights.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

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                                             Statement of Additional Information
                                                                          Page 3

                       INVESTMENT OBJECTIVES AND POLICIES

     The  following  information   supplements  the  discussion  of  the  Funds'
investment objectives and policies discussed in the Trust's prospectuses.

INVESTMENT RESTRICTIONS

     None of the Funds will change its investment objectives as set forth in the prospectus, and none of the Funds will change any of the following investment restrictions, without, in either case, the affirmative vote of a majority of the outstanding voting securities of that Fund, which, as used herein, means the lesser of (1) 67% of that Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of that Fund are represented either in person or by proxy, or (2) more than 50% of that Fund's outstanding shares.

     A Fund may not:

     (1)  Issue senior securities.

     (2) Borrow money, except that (i) a Fund may borrow not in excess of 5% of the total assets of that Fund from banks as a temporary measure for extraordinary purposes, and (ii) the Intermediate Treasury Fund, Gold Shares Fund, and World Gold Fund may borrow money only for temporary or emergency purposes (not for leveraging or investment), provided that the amount of such borrowings may not exceed 33 1/3% of the Intermediate Treasury, Gold Shares, and World Gold Fund total assets (including the amount borrowed) less liabilities (other than borrowings).

     (3) Underwrite the securities of other issuers, except for the GOLD SHARES FUND, GLOBAL RESOURCES FUND and WORLD GOLD FUND, to the extent that these Funds may be deemed to act as an underwriter in certain cases when disposing of restricted securities.

     (4) Invest in real estate, except as may be represented by securities for which there is an established market or, with respect to the GOLD SHARES FUND, when such interests are an incidental part of assets acquired through merger or consolidation, and except that this restriction shall not prevent the REAL ESTATE FUND from making any investment which is otherwise consistent with its investment objectives and policies.

     (5) Engage in the purchase or sale of commodities or commodity futures contracts, except that the Gold Shares Fund and World Gold Fund may
          (i) invest not more than 10% of its total net assets in gold and gold bullion and (ii) invest in futures contracts, options on futures contracts and similar instruments.

     (6)  Lend its assets,  except that any Fund may purchase  money market debt obligations and repurchase agreements secured by money market obligations, and except for the purchase or acquisition of bonds, debentures or other debt securities of a type customarily purchased by institutional investors and except that any Fund may lend portfolio securities with an aggregate market value of not more than one-third of such Fund's total net assets. (Accounts receivable for shares purchased by telephone shall not be deemed loans.) The NEAR-TERM TAX FREE FUND may not lend its assets, except that purchases of debt securities in furtherance of the Fund's investment objectives will not constitute lending of assets.

     (7) Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions.

     (8)  Make short sales.

     (9) Invest in securities which are subject to legal or contractual restrictions on resale ("restricted securities"), except that the GOLD SHARES FUND, the GLOBAL RESOURCES FUND and the WORLD GOLD FUND may invest up to 10% of the value of their respective net assets in such restricted securities. Any such investments by the GOLD SHARES FUND will be in companies that have been in existence for two consecutive years or more,


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                                             Statement of Additional Information
                                                                          Page 4

          including the operation of predecessors, and that have not defaulted in the payment of any debt within such two years. (This 10% restriction includes the 2% restriction on warrants described in (12) below.)

     (10) Invest more than 25% of its total assets in securities of companies principally engaged in any one industry, except that the GOLD SHARES FUND will invest primarily in securities of companies involved in the exploration for, mining of, processing of or dealing in gold; the GLOBAL RESOURCES FUND and the WORLD GOLD FUND will invest at least 25% of the value of their respective total assets in securities of companies principally engaged in natural resource operations; the TREASURY SECURITIES CASH FUND will invest exclusively in short-term debt obligations of the United States Treasury which are protected by the full faith and credit of the United States Government, and including repurchase agreements collateralized by such Government obligations; the INTERMEDIATE TREASURY FUND will invest exclusively in debt obligations of the United States Government which are protected by the full faith and credit of the United States Government and including repurchase agreements collateralized by such government obligations; the GOVERNMENT SECURITIES SAVINGS FUND will invest exclusively in short-term obligations of the United States Government and its agencies and instrumentalities; the TAX FREE FUND and the NEAR-TERM TAX FREE FUND may invest more than 25% of its total assets in general obligation bonds or in securities issued by states or municipalities in connection with the financing of projects with similar characteristics, such as hospital revenue bonds, housing revenue bonds or electric power project bonds; and the REAL ESTATE FUND will invest at least 65% of its assets in securities of companies engaged principally in or related to the real estate industry. The TAX FREE FUND and the NEAR-TERM TAX FREE FUND will consider industrial revenue bonds where payment of principal and interest is the ultimate responsibility of companies within the same industry as securities from one industry. For purposes of determining industry concentration, each Fund relies on the Standard Industrial Classification as compiled by Standard & Poor's Compustat Services, Inc., as in effect from time to time.

     (11) (a) Invest more than 5% of the value of its total assets in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, or (b) acquire more than 10% of the voting securities of any one issuer. (These limitations as to the GOLD SHARES FUND and the NEAR-TERM TAX FREE FUND apply to only 75% of the value of their respective gross assets.)

     (12) The GOLD SHARES FUND may not invest more than 2% of the value of its net assets in marketable warrants.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the foregoing restrictions.

     The following discussion of the investment objectives, policies and risks associated with each particular Fund supplements the discussions in the prospectuses.

GOLD SHARES FUND

     The Gold Shares Fund intends to concentrate its investments in common stocks of companies involved in exploration for, mining of, processing of, or dealing in gold, with emphasis on stock of foreign companies. The Gold Shares Fund may also invest in the securities of issuers engaged in operations related to silver and other precious metals. The Gold Shares Fund may also invest in the securities of closed-end investment companies, provided its investments in these securities do not exceed 3% of the total voting stock of such closed-end investment company.

     The Advisor believes that securities of companies engaged in gold operations offer an opportunity to achieve long-term capital appreciation and protection of wealth from eroding monetary values. In recent years, governments of nations throughout the world have had increasing government deficits accompanied by increases in their money supplies. A concomitant of this world-wide and resurgent inflation has been increased world-wide demand for gold. In addition, demand for gold has been stimulated by unstable political, monetary and social conditions. As a result, when the rate of inflation increased between 1972 and 1974, the prices of gold and gold mining stock increased rapidly. On the other hand, in 1975


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                                             Statement of Additional Information
                                                                          Page 5

and 1976 when inflation leveled off, gold and stock of gold mining companies declined. The years from the end of 1976 to September 1981 were years of increasing inflation and uncertain monetary conditions. The price of gold generally rose until January 1980 and the price of gold mining stock generally rose until September 1981. Since September 1981, inflation has moderated and both gold and gold mining stocks have generally declined. The prices of gold mining stocks are volatile and there can be no assurance that they will rise in the future. See "Volatility of Gold Company Stocks" under Special Risk Considerations Section.

     The investment philosophy of the Gold Shares Fund is that in times of severe economic and monetary instability, people have historically tended to buy gold and other precious metals as a "store of value" to the extent that they lose confidence in the purchasing power of the currencies of their countries. As a consequence, in times of economic and monetary instability, it is expected that the long-term earnings and market prices of companies that mine and process precious metals, especially gold, may perform better than certain other types of investments. People and governments who have studied the historical role of gold as money acquire gold in times of monetary inflation because of an increase in the purchasing power of gold in relation to paper money. Gold can be purchased in bullion form, in coins, in futures contracts or in the form of stock of gold mining companies. Selected gold mining companies are the most attractive vehicle for gold investment because of the high earnings and yields the mines provide and because unmined gold securely held in its natural state in mines provides a call on future earnings and dividends.

GLOBAL RESOURCES FUND

     The concentration of the Global Resources Fund's investments in the common stock of companies engaged in the exploration, mining, processing, fabrication and distribution of natural resources of any kind is premised on the Advisor's belief that over the long term the value of certain metals, minerals, gold and other natural resources will increase, and that the value of securities of companies involved in such natural resources operations will also increase. There may be temporary periods, however, when investments in such securities should be reduced due to unusual or adverse economic conditions in the natural resource industries and, therefore, the Global Resources Fund may adopt a defensive investment policy under which its assets may be temporarily invested, without limitation other than the Global Resources Fund's investment restriction, in short-term money market instruments such as United States Treasury securities, if, in the opinion of the Advisor, market conditions warrant. Such market conditions might include developments in the markets for the natural resources produced by the issuers in which the Global Resources Fund invests, political and economic developments in the foreign countries in which the Global Resources Fund has purchased securities, or other developments.

     The investment philosophy of the Global Resources Fund is that in times of severe economic and monetary instability, people have historically tended to buy natural resource metals and minerals as a "store of value" to the extent that they lose confidence in the purchasing power of the currencies of their countries. As a consequence, in times of economic and monetary instability it is expected that the long-term earnings and market prices of companies that mine and process metals and minerals, especially gold and silver, may perform better than certain other types of investments.

WORLD GOLD FUND

     The concentration of the World Gold Fund's investments in the common stock of companies engaged in the exploration, mining, processing, fabrication and distribution of gold is premised on the Advisor's belief that, over the long term, the value of gold, other metals and minerals and other natural resources will increase, and that the value of securities of companies involved in gold and other natural resources operations will also increase. There may be temporary periods, however, when investments in such securities should be reduced due to unusual or adverse economic conditions in the natural resource industries and, therefore, the World Gold Fund may adopt a defensive investment policy under which its assets may be temporarily invested, without limitation other than the World Gold Fund's investment restrictions, in short-term money market instruments (other than repurchase agreements with maturities of more than seven days) such as United States Treasury securities if, in the opinion of the Advisor, market conditions warrant. Such market conditions might include developments in the markets for the natural resources produced by the issuers in which the World Gold Fund invests, political and economic developments in the foreign countries in which the World Gold Fund has purchased securities, or other developments as described under "Special Risk Considerations Affecting the Gold Shares Fund, the Global Resources Fund and the World Gold Fund."



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                                             Statement of Additional Information
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     The investment philosophy of the World Gold Fund is that in times of severe economic and monetary instability, people have historically tended to buy gold and other metals and minerals as a "store of value" to the extent that they lose confidence in the purchasing power of the currencies of their countries. As a consequence, in times of economic and monetary instability, it is expected that the long-term earnings and market prices of companies that mine and process metals and minerals, especially gold and silver, may perform better than certain other types of investments.

TREASURY SECURITIES CASH FUND AND GOVERNMENT SECURITIES SAVINGS FUND

     The Treasury Securities Cash Fund and Government Securities Savings Fund have adopted a fundamental policy requiring use of best efforts to maintain a constant net asset value of $1.00 per share. Shareholders should understand that, while the Trust will use its best efforts to attain this objective, there can be no guarantee that it will do so. The Treasury Securities Cash Fund and Government Securities Savings Fund value their respective portfolio securities on the basis of the amortized cost method. See "How Shares are Valued" in the prospectus. This requires that those Funds maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities determined by the Board of Trustees of the Trust to be of high quality with minimal credit risks. .

INCOME FUND

     In order to increase current income, the Income Fund may write (sell) covered call options on common stock in its portfolio.

     The covered call option activities of the Income Fund may affect its turnover rate and the amount of brokerage commissions paid by the Income Fund. The exercise of call options written by the Income Fund may cause the Income Fund to sell portfolio securities, thus increasing the Income Fund's turnover rate.

     The Income Fund will pay a brokerage commission each time it writes a covered call option. Such commissions may be higher than those that would apply to direct purchases and sales of portfolio securities. The call activities of the Income Fund may be restricted if options relating to the types of securities in which the Income Fund will invest are not listed on domestic exchanges or quoted on NASDAQ.

     When the Income Fund writes a call option, it will be required to collateralize the option transaction with the underlying securities, which assets will not be available for use by the Income Fund.

     The Income Fund may also purchase call options. The Fund will purchase call options only in closing transactions; that is, to close out a call option which it has written.

     The Income Fund's annual rate of portfolio turnover may vary widely from year to year depending on market conditions and prospects and may be higher than that of other mutual funds with preservation of capital, and consistent with that objective, production of current income as an investment objective. For the fiscal years ended June 30, 1994, 1995 and 1996, the Income Fund's rate of portfolio turnover equaled, 6.91%, 7.02% and 50.89% , respectively. High portfolio turnover in any given year indicates a substantial amount of short-term trading, which will result in payment by the Income Fund from capital of above-average amounts of brokerage commissions and could result in the payment by shareholders of above-average amounts of taxes on realized investment gain. Any short-term gain realized on securities will be taxed to shareholders as ordinary income.

TAX FREE FUND AND NEAR-TERM TAX FREE FUND

     As stated in the prospectus, the Tax Free Fund and the Near-Term Tax Free Fund seek to provide a high level of current income that is exempt from Federal income taxation and to preserve capital. To achieve that objective, the Fund's portfolio will consist of short-term, intermediate and long-term debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political sub-divisions, agencies or instrumentalities, or multi-state agencies or authorities. These securities are generally known as "municipal bonds."



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                                             Statement of Additional Information
                                                                          Page 7

     The Tax Free Fund and Near-Term Tax Free Fund will invest only in securities which are rated one of the four highest ratings by Moody's Investors Service (Aaa, Aa, A, or Baa) or by Standard & Poor's Corporation (AAA, AA, A, or
BBB). (A description of Moody's and Standard & Poor's rating systems is presented under "Information About Securities Ratings" in this Statement of Additional Information.) No investments in the fourth category of bonds (Baa and
BBB) will be made if it causes the aggregate of such investments to exceed 10% of total net assets of the Fund. Investments in this fourth category may have speculative characteristics and may involve higher risks. Even though these investments are generally regarded as having an adequate capacity to pay interest and repay principal, they may be more susceptible to adverse changes in the economy.

     The Tax Free and Near-Term Tax Free Fund's annual rate of portfolio turnover may vary widely from year to year depending on market conditions and prospects and may be higher than that of other mutual funds with an investment objective of providing a high level of current income that is exempt from Federal income taxation. For the fiscal years ended June 30, 1994, 1995, and 1996, the Tax Free Fund's rate of portfolio turnover equaled 50.87%, 21.52% and 69.23%, respectively. For the fiscal years ended June 30, 1994, 1995 and 1996, the Near-Term Tax Free Fund's rate of portfolio turnover equaled, 69.13%, 52.63% and 83.39%, respectively. High portfolio turnover in any given year indicates a substantial amount of short-term trading, which will result in payment by the Tax Free Fund and Near-Term Tax Free Fund from capital of above-average amounts of brokerage commissions and could result in the payment by shareholders of above-average amounts of taxes on realized investment gain. Any short-term gain realized on securities will be taxed to shareholders as ordinary income.

     Subsequent to a purchase by the Tax Free Fund and Near-Term Tax Free Fund, an issue of municipal bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Tax Free Fund and Near- Term Tax Free Fund. Neither event will require sale of such municipal bonds by the Tax Free Fund and Near-Term Tax Free Fund, but the Advisor will consider such event in its determination of whether the Tax Free Fund and Near-Term Tax Free Fund should continue to hold the municipal bonds. To the extent that the rating given by Moody's or Standard & Poor's for municipal bonds may change as a result of changes in such organizations or their rating systems, the Tax Free Fund and Near-Term Tax Free Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the prospectus and in this Statement of Additional Information.

     United Services Funds' Management buys and sells securities for the Funds to accomplish investment objectives. The Funds' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. The Funds' investments may also be traded to take advantage of perceived short-term disparities in market values or yields among securities of comparable quality and maturity.

     GENERAL INFORMATION ON MUNICIPAL BONDS. Municipal bonds are generally understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated hazardous waste-treatment facilities; certain redevelopment projects; airports, docks, and wharves (other than lodging, retail, and office facilities); mass commuting facilities; multifamily residential rental property; sewage and solid waste disposal property; facilities for the furnishing of water; and local furnishing of electric energy or gas or district heating and cooling facilities. Such obligations are considered to be municipal bonds provided that the interest paid thereon qualifies as exempt from Federal income tax, in the opinion of bond counsel, to the issuer. In addition, if the proceeds from private activity bonds are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be exempt from Federal income tax, although current Federal tax laws place substantial limitations on the size of such issues.

         In order to be classified as a "diversified" investment company under the 1940 Act, a Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government obligations) or own more than 10% of the outstanding voting securities of any one issuer. For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal bonds depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those


--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                                          Page 8

of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case the creating government or some other entity guarantees a security, such a guarantee may be considered a separate security and is to be treated as an issue of such government or other entity.

     The yields on municipal bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal bond market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of a Fund's management fees, as well as other operating expenses, will have the effect of reducing the yield to investors.

     Municipal bonds are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities by levying taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, municipal bonds may be materially affected. The Tax Reform Act of 1986 enlarged the scope of the alternative minimum tax. As a result, interest on private activity bonds issued after August 7, 1986 will be a preference item for alternative minimum tax purposes.

     From time to time, proposals to restrict or eliminate the Federal income tax exemption for interest on municipal bonds have been introduced before Congress. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Funds would be adversely affected. In such event, the Funds would re-evaluate their investment objective and policies.

     MUNICIPAL NOTES. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:

     1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of state and local governments. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem property, income sales, use and business taxes, and are payable from these specific future taxes. Tax anticipation notes are usually general obligations of the issuer. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

     2. Revenue Anticipation Notes. Revenue anticipation notes are issued by state and local governments or governmental bodies with the expectation that receipt of future revenues, such as Federal revenue sharing or state aid payments, will be used to repay the notes. Typically, they also constitute general obligations of the issuer.

     3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing for state and local governments until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

     4. Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued and backed by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

     VARIABLE RATE DEMAND OBLIGATIONS. Variable rate obligations have a yield which is adjusted periodically based upon changes in the level of prevailing interest rates. Such adjustments are generally made on a daily, weekly or monthly basis. Variable rate obligations lessen the capital fluctuations usually inherent in fixed income investments.

     Unlike securities with fixed rate coupons, variable rate instrument coupons are not fixed for the full term of the instrument. Rather, they are adjusted periodically based upon changes in prevailing interest rates. The more frequently such instruments are adjusted, the less such instruments are affected by interest rate changes. The value of a variable rate instrument, however, may fluctuate in response to market factors and changes in the creditworthiness of the issuer. By


--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                                          Page 9

investing in variable rate obligations the Funds seek to take advantage of the normal yield curve pattern that usually results in higher yields on longer-term investments. This policy also means that should interest rates decline, a Fund's yield will decline and that Fund and its shareholders will forego the opportunity for capital appreciation of that Fund's investments and of their shares to the extent a portfolio is invested in variable rate obligations. Should interest rates increase, a Fund's yield will increase and that Fund and its shareholders will be subject to lessened risks of capital depreciation of its portfolio investments and of their shares to the extent a portfolio is invested in variable rate obligations. There is no limitation on the percentage of the Funds' assets which may be invested in variable rate obligations. For purposes of determining a Fund's weighted average portfolio maturity, the term of a variable rate obligation is defined as the longer of the length of time until the next rate adjustment or the time of demand.

     Floating rate demand notes have an interest rate fixed to a known lending rate (such as the prime rate) and are automatically adjusted when the known rate changes. Variable rate demand notes have an interest rate which is adjusted at specified intervals to a known rate. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure that ability of the issuer to make payment upon such demand, the note may be supported by an unconditional bank letter of credit.

     The Trustees have approved investments in floating and variable rate demand notes upon the following conditions: the Funds have an unconditional right of demand, upon notice to exceed thirty days, against the issuer to receive payment; the Advisor determines the financial condition of the issuer and continues to monitor it in order to be satisfied that the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates.

     OBLIGATIONS WITH TERM PUTS ATTACHED. The Funds may purchase municipal securities together with the right that it may resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "term put." The Funds may purchase obligations with puts attached from banks and broker-dealers.

     The price which the Funds expect to pay for municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. The Funds will use puts for liquidity purposes in order to permit it to remain more fully invested in municipal securities than would otherwise be the case by providing a ready market for certain municipal securities in its portfolio at an acceptable price. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the Funds' ability to dispose of (or retain) the municipal security.

     In order to ensure that the interest on municipal securities subject to puts is tax-exempt to the Fund, it will limit its use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service.

     Since it is difficult to evaluate the likelihood of exercise of the potential benefit of a put, it is expected that puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. Accordingly, puts as separate securities are expected not to affect the calculation of the weighted average portfolio maturity. Where a Fund has paid for a put, the cost will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore would reduce any potential gain on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by that Fund. To minimize such risks, the Funds will only purchase obligations with puts attached from sellers whom the Advisor believes to be creditworthy.

     WHEN-ISSUED SECURITIES AND FIRM COMMITMENTS. In order to secure what the Advisor considers to be an advantageous price or yield, a Fund may purchase securities on a "when-issued" or "firm commitment" basis or may purchase or sell securities for delayed delivery, that is payment for and delivery of the securities (the "settlement date") normally takes place 15 to 45 days after the date the offer is accepted. A Fund will enter into such purchase transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Delivery of the securities, in such cases, occurs beyond the normal settlement periods, but no payment or delivery is made by that Fund prior to the reciprocal delivery or payment by the other party to the transaction. The Funds rely on the other party to consummate the transaction, and may be disadvantaged if the other party fails to do so.


--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                                         Page 10

     These municipal securities are normally subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, to a lesser extent, the public's perception of the creditworthiness of the issuers. In general, municipal securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing municipal securities on a when-issued basis or delayed delivery basis, therefore, can involve the risk that the yields available in the market, when the delivery takes place, may actually be higher than those obtained in the transaction itself.

     At all times the Funds will restrict cash (which may be invested in repurchase obligations) or liquid securities equal to the amount of a Fund's when-issued or delayed delivery commitments. The restricted cash or liquid securities will either be identified as being restricted in the Fund's accounting records or physically segregated in a separate account at Bankers Trust Company, the Funds' custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be restricted on a daily basis so that the value of the account will equal the amount of such commitments by that Fund. On the settlement date, that Fund will meet its obligations from then-available cash flow, the sale of securities held in the separate account, the sale of other securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a greater or lesser value than a Fund's payment obligations).

REAL ESTATE FUND

     The Real Estate Fund is designed to provide investors the advantages of real estate investment with the convenience and liquidity provided by a professionally managed fund.

     The Fund's portfolio will consist primarily of securities of companies in the real estate industry or securities of companies related to the real estate industry. Because the Fund's portfolio will be concentrated in one industry, this would not be a suitable investment for a person seeking a more diversified portfolio.

     The Fund's investments will include the common and preferred stock of companies, including real estate investment trusts ("REITs"), listed on national securities exchanges or on NASDAQ which have at least 50% of the value of their assets in, or which derive at least 50% of their revenue from, the ownership, construction, management or sale of residential, commercial or industrial real estate.

INTERMEDIATE TREASURY FUND

     The Intermediate Treasury Fund's investment objective is to seek a high current income and preservation of capital by investing in United States Treasury securities. The Fund will invest 100% of its portfolio in United States Treasury securities and will invest at least 65% of its portfolio in United States Treasury securities that have a remaining maturity from one to ten years. The weighted average maturity of the portfolio will range between three and ten years.

     United Services Funds' Management buys and sells securities for the Intermediate Treasury Fund to accomplish investment objectives. The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. The Fund's investments may also be traded to take advantage of perceived short-term disparities in market values or yields among securities of comparable quality and maturity.


                           SPECIAL RISK CONSIDERATIONS

     The following are among the most significant risks associated with an investment in the Funds.

GOLD SHARES FUND, GLOBAL RESOURCES FUND, WORLD GOLD FUND,. INCOME FUND, AND REAL ESTATE FUND

     INVESTMENT IN FOREIGN SECURITIES. Investment in securities of foreign issuers may involve special considerations and additional risks not present in domestic investments. These include fluctuating exchange rates, the fact that foreign securities, and the markets therefore, may not be as liquid as their domestic issuers, the risk of adverse changes in foreign investment or exchange control regulations, expropriation or confiscatory taxation, political or financial instability, or other


--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                                         Page 11

developments which can affect investments. As a result, the selection of investments in foreign issuers may be more difficult and subject to greater risks than investment in domestic issuers. The Gold Shares Fund, the Global Resources Fund, the World Gold Fund, the Income Fund and the Real Estate Fund will invest in the securities of foreign issuers that are listed on a domestic exchange, quoted on NASDAQ, or traded in the domestic over-the-counter market. In addition, when available, the Funds will invest in American Depository Receipts ("ADRs") or other securities which can be sold for United States dollars and for which market quotations are readily available in New York, so that some of these risks may be minimized. (ADRs are certificates issued by United States banks representing the right to receive securities of a foreign issuer deposited in that bank or a correspondent bank.) The Gold Shares Fund, the Global Resources Fund, the World Gold Fund, and the Real Estate Fund may also invest in securities of foreign issuers that are listed on foreign securities exchanges or, except for the Real Estate Fund, traded in the foreign over-the-counter market.

GOLD SHARES FUND, GLOBAL RESOURCES FUND, WORLD GOLD FUND, AND REAL ESTATE FUND

     CONCENTRATION. Because the investment alternatives of the Gold Shares Fund are restricted by its policy of normally maintaining 65% of its total assets in securities of companies involved in gold operations, the Global Resources Fund's and the World Gold Fund's policy of concentrating its investments in companies involved in natural resources (including gold and silver), the Real Estate Fund's policy of concentrating at least 65% of the Fund's total assets in companies in the real estate industry, investors should understand that investment in these four Funds may be subject to greater risk and market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives.

GOLD SHARES FUND, GLOBAL RESOURCES FUND AND WORLD GOLD FUND

     VOLATILITY OF GOLD COMPANY STOCKS. The net asset value of Gold Shares Fund, Global Resources Fund and the World Gold Fund will be affected by the volatility of securities of companies involved in gold operations. The volatility of securities of companies involved in gold operations is reflected by the performance of the Gold Shares Fund's net asset value for the last ten years.

CALENDAR
  YEAR       1996(1)   1995       1994     1993      1992       1991       1990      1989     1988      1987
  ----       -----     ----       -----    ----      ----       ----       ----      ----     ----      ----
High         $2.60     $2.65      $3.26    $2.91     $3.01      $3.84     $6.44    $5.49     $5.48      $7.98
Low          $1.84     $1.91      $2.12    $1.25     $1.31      $2.75     $3.08    $3.29     $3.00      $4.41
-----------------------
(1) Through June 30,  1996

     It is not possible to predict, with assurance, the timing or extent of future changes in the market price of gold or the extent to which changes in the market price of gold will continue to affect the value of shares of companies involved in gold operations.

     Approximately 30% of the world's output of gold is produced in the Republic of South Africa. A substantial portion of the Gold Shares Fund's net assets are invested in securities of South African issuers engaged in mining of, exploration for, processing of, or dealing in gold because such securities generally offer a higher rate of return than securities of domestic issuers involved in gold operations.

     The production and marketing of gold may be affected by the actions of the International Monetary Fund and certain governments, or by changes in existing governments. In the current order of magnitude of production of gold bullion, the four largest producers of gold are the Republic of South Africa, the United States, Australia and Russia. Economic and political conditions prevailing in these countries may have direct effects on the production and marketing of newly-produced gold and sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. The Gold Shares Fund has significant investments in South African issuers. The unsettled political and social conditions in South Africa may have


--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                                         Page 12

disruptive effects on the market prices of the investments of the Gold Shares Fund and may impair its ability to hold investments in South African issuers.

GOLD SHARES FUND AND WORLD GOLD FUND

     INVESTMENT IN GOLD AND GOLD BULLION. Because gold and gold bullion do not generate investment income, the return to a Fund from such investments will be derived solely from the gains and losses realized by the Fund upon the sale of the gold and gold bullion. The Funds may also incur storage and other costs relating to their investments in gold and gold bullion. Under certain circumstances, these costs may exceed the custodial and brokerage costs associated with investments in portfolio securities.

     The Gold Shares Fund and the World Gold Fund have qualified in the past, and expect to qualify in the future, as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By qualifying under Subchapter M of the Code, neither Fund is required to pay Federal income tax on net investment income or capital gains that are distributed to shareholders. To qualify as a regulated investment company under Subchapter M of the Code, at least ninety percent (90%) of a Fund's gross income for any taxable year must be derived from dividends, interest, gains from the disposition of securities, and gains from certain other specified transactions (the "Gross Income Test"). Gains from the disposition of gold and gold bullion will not qualify for purposes of satisfying the Gross Income Test. Additionally, to qualify under Subchapter M of the Code, at the close of each quarter of each Fund's taxable year, at least fifty percent (50%) of the value of the Fund's total assets must be represented by cash, Government securities and certain other specified assets (the "Asset Value Test"). Investments in gold and gold bullion will not qualify for purposes of satisfying the Asset Value Test. To maintain each Fund's qualification as a regulated investment company under the Code, each Fund will establish procedures to monitor its investments in gold and gold bullion for purposes of satisfying the Gross Income Test and the Asset Value Test.

     BORROWING. The Gold Shares Fund and World Gold Fund have to deal with unpredictable cashflows as shareholders purchase and redeem shares. Under adverse conditions, the Funds might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease the Funds' performance by increasing transaction expenses.

     The Gold Shares Fund and World Gold Fund may deal with unpredictable cashflows by borrowing money. Through such borrowings the Gold Shares Fund and World Gold Fund may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the Funds' performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, the Fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.

     To the extent that a Fund borrows money prior to selling securities, the Fund would be leveraged such that the Fund's net assets may appreciate or depreciate in value more than an unleveraged portfolio of similar securities. Since substantially all of a Fund's assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns which the Funds earn on portfolio securities. Under adverse conditions, the Funds might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

     Neither the GOLD SHARES FUND nor the WORLD GOLD FUND will purchase any security while borrowings represent more than 5% of their total assets outstanding.

GLOBAL RESOURCES FUND AND WORLD GOLD FUND

     INVESTMENT IN SMALL ISSUERS. Many companies involved in the exploration for and mining, processing, fabrication and distribution of gold, silver and other natural resources are small and unseasoned, and investments in their securities by


--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                                         Page 13

a Fund involves certain risks not present with investments in larger companies. For example, such securities may not have readily available market quotations, or may not otherwise be readily marketable, making it difficult for a Fund to dispose of such securities when it is deemed advisable to do so. However, each of the Global Resources Fund and the World Gold Fund has adopted investment restrictions limiting its investment in securities which have legal or contractual limitations, are not readily marketable, or do not have readily available market quotations to 10% of its net assets. The Global Resources Fund and the World Gold Fund are also limited with respect to investments in unseasoned issuers, i.e., issuers with a record of less than three years' continuous operation (including predecessors), to 5% of their respective total net assets.

     The Funds may invest in companies for which it is difficult to obtain reliable information and financial data. There may be little or no information available regarding these companies relative to geological data, mining or engineering information, extent of proved and probable reserves, appraisals, and other relevant data. As a consequence, investments will often be made based upon the reputation and experience of the management of a company rather than upon information concerning its fundamental investment characteristics.

     Certain of the issuers in which a Fund may invest may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which may result in a complete loss of a Fund's investment.

GOLD SHARES FUND, GLOBAL RESOURCES FUND AND WORLD GOLD FUND

     INVESTMENTS IN GOLD AND SILVER SECURITIES. While investment in securities of issuers involved in gold and silver mining and in natural resources operations generally involves risks not present with most investment companies, investment in such securities may offer a greater return than shares of industrial issuers. Since the market action of such securities has tended to move against, or independently of, the market trend of industrial stock, the addition of stock of companies involved in gold, silver and other natural resources operations to an investor's portfolio may increase the return and reduce overall fluctuations in the value of the portfolio. An investment in the Gold Shares Fund, the Global Resources Fund or the World Gold Fund should be considered part of an overall investment program, which may include investments in the other Funds managed by the Advisor, rather than as a complete investment program.

GOLD SHARES FUND, GLOBAL RESOURCES FUND, . WORLD GOLD FUND, INCOME FUND, ANDREAL ESTATE FUND

     EQUITY PRICE FLUCTUATIONS. Equity securities are subject to price fluctuations depending on a variety of factors, including market, business and economic conditions. Particularly, the equity securities of companies involved in natural resources may be subject to greater than average price fluctuations because of the scarcity or surplus of the natural resources in which such companies are engaged, governmental policies in the countries in which such natural resources are located, technological changes and speculation by traders in such resources. Furthermore, extreme fluctuations in the prices of such natural resources may limit the marketability of the securities in which the Gold Shares Fund, the Global Resources Fund and the World Gold Fund may invest.

GOLD SHARES FUND, GLOBAL RESOURCES FUND AND WORLD GOLD FUND

     PURCHASING PUT OPTIONS. World Gold Fund, Global Resources Fund and Gold Shares Fund may purchase put options that are listed on domestic or foreign securities exchanges or quoted on NASDAQ. A put option gives the holder the right to sell a security to the seller of the put option at a fixed price within a specified time period. The initial purchaser of an option pays the seller a premium for undertaking the obligation to purchase, which premium is retained by the seller whether or not the option is exercised.

     Each of these Funds may purchase puts on securities it owns ("protective puts") or on securities it does not own ("non-protective puts"). Buying a protective put permits each of these Funds to protect itself against a decline in the value of the underlying securities, during the put period, below the exercise price by selling the securities (or other securities which it may purchase) on the exercise of the put. Buying a non-protective put permits the World Gold Fund, Global Resources Fund and Gold Shares Fund if the market price of the underlying securities is below the put price during the put period, either to resell the put or to buy the underlying securities and sell them at the exercise price. If the market price of the underlying securities is not below the exercise price and the put is not exercised or resold (whether or not at a profit), the put will become worthless at its expiration date.


--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                                         Page 14

     A put option purchased by the World Gold Fund, Global Resources Fund or Gold Shares Fund, other than in a closing transaction, exposes the Fund to loss of the amount paid for the option if the market price of the underlying security is above the exercise price of the put option at the option's expiration date. For the purchase of an option to become profitable, the price change of the underlying stock must be sufficient to cover the premium paid (including commissions). There can be no assurance that such a price change will result in a profit for the option purchaser; profit will depend on the market price of the underlying stock when the option was purchased, the remaining life of the option and other factors.

     A put option position may be closed out only on an exchange (or NASDAQ) that provides a secondary market for options on the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

     The option activities of the World Gold Fund, Global Resources Fund and Gold Shares Fund may affect their turnover rate and the amount of brokerage commission paid by the Fund. The exercise of options may cause these Funds to sell portfolio securities, thus increasing the Funds' turnover rates. Holding a protective put may cause the Funds to sell the underlying securities for reasons that may not exist in the absence of the put. Holding a non-protective put may cause the Funds to purchase the underlying securities to permit the Funds to exercise the put.

     The Funds will pay a brokerage commission each time they buy an option or buy or sell a security in connection with the exercise of an option. Such commission may be higher than the commission that would apply to direct purchases or sales of portfolio securities.

     The trading of put options will not constitute a dominant investment practice of the above-listed Funds. Accordingly, it is not anticipated that any decrease in potential capital appreciation that may result from this activity will be inconsistent to any material extent with the overall realization of any Fund's primary investment objective.

     Not more than 2% of the total net assets of World Gold Fund, Global Resources Fund or Gold Shares Fund may be invested in premiums on such put options and not more than 25% of each of such Fund's total net assets may be subject to options.

GOLD SHARES FUND, GLOBAL RESOURCES FUND, WORLD GOLD FUND, REAL ESTATE FUND AND INCOME FUND

     OPTIONS ON STOCK INDEXES. Options on stock indexes are based on indexes of stock prices that change in value according to the market values of the underlying stock. Some stock index options are based on a broad market index such as the New York Stock Exchange composite index of Standard & Poor's Corporation. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges. Options on stock indexes differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security. Index options are settled in cash only. The purchaser of an option receives a cash settlement amount and the writer of an option is required, in return for the premium received, to make delivery of a certain amount if the option is exercised. A position in a stock index option may be offset by either the purchaser or writer by entering into a closing transaction, or the purchaser may terminate the option by exercising it or allowing it to expire. A Fund will write (sell) call options, write put options, purchase put options, and purchase call options on stock indexes when appropriate to hedge investments against a decline in value, or to reduce the risk of missing a broad market advance or an advance in an industry or market segment.

     The risks associated with the purchase and sale of options on stock indexes is generally the same as those relating to options on securities. However, the value of a stock index option depends primarily on movements in the value of an index rather than in the price of a single security. Accordingly, the Fund will realize a gain or loss from purchasing or writing an option on a stock index as a result of movements in the level of stock prices in the stock market generally, or in the case of certain indexes, in an industry or market segment, rather than changes in the price for a particular security. Therefore, successful use of stock index options by the Fund will depend on the Advisor's ability to predict movements in the direction of the stock market generally, or in a particular industry. The ability to predict these movements requires different skills and techniques than predicting changes in the value of individual securities.

     Because index options are settled in cash, the Fund cannot be assured of covering its potential settlement obligations under call options it writes on indexes by acquiring and holding the underlying securities. Unless the Fund has cash on hand


--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                                         Page 15

that is sufficient to cover the cash settlement amount, it would be required to sell securities owned in order to satisfy the exercise of the option.

     The Funds will adhere to the following non-fundamental limitations with respect to investments in options on stock indexes: (1) the Funds will purchase or write only those options on stock indexes that are traded on United States securities exchanges or quoted on NASDAQ; and (2) the Funds will not invest more than 5% of their total net assets in options on stock indexes.


                             PORTFOLIO TRANSACTIONS

     The Advisory Agreement between the Trust and the Advisor requires that the Advisor, in executing portfolio transactions and selecting brokers or dealers, seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Trust and/or other accounts over which the Advisor or an affiliate of the Advisor exercises investment discretion. Under the Advisory Agreement, the Advisor is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Advisor must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board of Trustees will review the commissions paid by each Fund of the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Advisor would not be reduced by reason of its receipt of such brokerage and research services. To the extent that research services of value are provided by broker/dealers through or with whom the Trust places portfolio transactions the Advisor may be relieved of expenses which it might otherwise bear.

     The Trust may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on NASDAQ, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, it is intended generally to seek first to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained. Purchases of newly issued securities for the Tax Free Fund, Near-Term Tax Free Fund and the Intermediate Treasury Fund usually are placed with those dealers from which it appears that the best price or execution will be obtained. Those dealers may be acting as either agents or principals.

     The brokerage fees paid by the following Funds for the three fiscal periods ended June 30, 1996, were as follows:

                                 1994              1995              1995
                              ----------        ----------        ----------

    Gold Shares Fund          $  271,782        $  456-685        $  261,378
    Global Resources Fund         69,952            66,061           130,955
    World Gold Fund              349,091           408,918           383,831
    Income Fund                    5,580             5,600            30,965
    Real Estate Fund             158,335            60,630            75,940

     In seeking its primary investment objective of capital appreciation, each of the Gold Shares Fund, Global Resources Fund and World Gold Fund expects that it generally will hold investments for at least six months. However, if the Advisor concludes that economic, market or industry conditions warrant major adjustments in any Fund's investment positions or if unusual market conditions or developments of the type discussed under the heading "Special Risk Considerations" dictate the taking of a temporary defensive position in short-term money market instruments, changes may be made without regard to the length of time an investment has been held, or whether a sale results in profit or loss, or a purchase results in the reacquisition of an investment which may have only recently been sold by the Fund.


--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                                         Page 16

                             MANAGEMENT OF THE FUNDS

     The Trustees and Officers of the Trust and their principal occupations during the past five years are set forth below. Except as otherwise indicated, the business address of each is 7900 Callaghan Road, San Antonio, Texas 78229.


NAME AND ADDRESS              TRUST POSITION     PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
John P. Allen                 Trustee            President,  Deposit Development
5600 San Pedro                                   Associates    Inc.,    a   bank
San Antonio, TX                                  marketing   firm.    President,
                                                 Paragon  Press.   Partner,  Rio
                                                 Cibolo Ranch, Inc.

William A. Fagan, Jr.         Chairman of        Chairman   of  the   Board   of
P.O. Box 17903                the Board of       Trustees since January 1, 1989.
San Antonio, TX               Trustees           Business consultant since 1976.

E. Douglas Hodo               Trustee            Chief   Executive   Officer  of
7706 Fondren                                     Houston   Baptist   University.
Houston, TX                                      Formerly  Dean and Professor of
                                                 Economics and Finance,  College
                                                 of  Business,   University   of
                                                 Texas at San Antonio.

Charles Z. Mann               Trustee            Business    consultant    since
13 Knapton Estates Road                          January  1,   1993.   Chairman,
Turning Point                                    Bermuda Monetary Authority from
Smith Parish HS01                                1986 to  1992.  Executive  Vice
Bermuda, FLBX                                    President   of    International
                                                 Median   Limited,   a   private
                                                 investment   holding   company,
                                                 from    1979   to   1985    and
                                                 previously  general  manager of
                                                 Bank of N.T. Butterfield & Son,
                                                 Ltd.,  a  Bermuda-based   bank.
                                                 Currently a Director of Bermuda
                                                 Electric Light  Company,  Ltd.;
                                                 Overseas Imports, Ltd.; Tyndall
                                                 International  (Bermuda)  Ltd.;
                                                 Old     Court     International
                                                 Reserves  Ltd.; XL  Investments
                                                 Limited,     Glaxo    (Bermuda)
                                                 Limited.

W.C.J. van Rensburg           Trustee            Professor of Geological Science
6010 Sierra Arbor Court                          and   Petroleum    Engineering,
Austin, TX                                       University  of Texas at Austin.
                                                 Former   Associate    Director,
                                                 Bureau  of  Economic   Geology,
                                                 University  of  Texas.   Former
                                                 Chairman,     Department     of
                                                 Geosciences,  West Texas  State
                                                 University.   Former  technical
                                                 director   of   South   African
                                                 Minerals   Bureau  and  British
                                                 Petroleum  Professor  of Energy
                                                 Economics at the Ran  Afrikaans
                                                 University, Johannesburg, South
                                                 Africa.
--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                                         Page 17

NAME AND ADDRESS              TRUST POSITION     PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Frank E. Holmes*              Trustee,           Chairman   of  the   Board   of
                              President and      Directors,  and Chief Executive
                              Chief              Officer  of the  Advisor  since
                              Executive          October  27,  1989.   President
                              Officer            from  October 1989 to September
                                                 1995.   Director   of  Security
                                                 Trust   &   Financial   Company
                                                 ("ST&FC"),    a    wholly-owned
                                                 subsidiary  of  Advisor,  since
                                                 November 1991. President, Chief
                                                 Executive  Officer  and Trustee
                                                 of    Accolade     Funds,     a
                                                 Massachusetts   business  trust
                                                 consisting  of  no-load  mutual
                                                 funds,    since   April   1993.
                                                 Director   of   U.S.   Advisors
                                                 (Guernsey)      Limited,      a
                                                 wholly-owned  subsidiary of the
                                                 Advisor,  and of  the  Guernsey
                                                 Funds  managed by that  Company
                                                 since August 1993.  Director of
                                                 Marleau,   Lemire   Inc.   from
                                                 January 1995 to December  1995.
                                                 Director of Franc-Or  Resources
                                                 Corp   since   November   1994.
                                                 Director  of  United   Services
                                                 Canada,  Inc.  (formerly United
                                                 Services     Advisors    Wealth
                                                 Management     Corp.)     since
                                                 February    1995   and    Chief
                                                 Executive Officer from February
                                                 to  August  1995.   Trustee  of
                                                 Pauze/Swanson  United  Services
                                                 Funds  from  November  1993  to
                                                 February   1996.    Independent
                                                 business     consultant     and
                                                 financial   adviser  from  July
                                                 1978 to October 1989. From July
                                                 1978  to  October  1989,   held
                                                 various  positions  with  Merit
                                                 Investment    Corporation,    a
                                                 Canadian   investment   dealer,
                                                 including  the latest  position
                                                 as        Executive        Vice
                                                 President-Corporate    Finance.
                                                 Formerly   a   member   of  the
                                                 Toronto Stock Exchange  Listing
                                                 Committee, Registered Portfolio
                                                 Manager with the Toronto  Stock
                                                 Exchange,  and former President
                                                 and  Chairman  of  the  Toronto
                                                 Society of  Investment  Dealers
                                                 Association.     Formerly     a
                                                 Director  of  Merit  Investment
                                                 Corporation.
                                                 ----------
                                                 * This Trustee may be deemed an
                                                 "interested   person"   of  the
                                                 Trust   as   defined   in   the
                                                 Investment Company Act of 1940.

Bobby D. Duncan               Executive Vice     President of the Advisor  since
                              President,         September    1995   and   Chief
                              Chief              Financial  Officer since August
                              Operating          1996.  Executive Vice President
                              Officer, Chief     and Chief Financial  Officer of
                              Financial          the  Advisor  from  October 27,
                              Officer            1989 to September  1995.  Chief
                                                 Operating     Officer     since
                                                 November  1,  1993.  President,
                                                 Chief Executive Officer,  Chief
                                                 Operating    Officer,     Chief
                                                 Financial Officer and Treasurer
                                                 of the Advisor  from January 1,
                                                 1989 to October 27, 1989. Prior
                                                 to  January  1990 held  various
                                                 positions   with   the   Trust,
                                                 including     Executive    Vice
                                                 President,   Treasurer,   Chief
                                                 Operating   Officer  and  Chief
                                                 Financial  Officer.  Served  as
                                                 sole    Director    and   Chief
                                                 Executive  Officer of USSI from
                                                 September   1988  to   November
                                                 1989.  Director of A&B Mailers,
                                                 Inc.  since  February  1988 and
                                                 Chairman since July 1991. Chief
                                                 Executive  Officer,  President,
                                                 Chief Operating Officer,  Chief
                                                 Financial   Officer,    and   a
                                                 Director  of USSI.  Director of
                                                 the    Advisor    since   1986.
                                                 President    of   ST&FC   since
                                                 January     1996.     Director,
                                                 Executive Vice  President,  and
                                                 Chief   Financial   Officer  of
                                                 ST&FC  from  November  1991  to
                                                 March  1994.   Executive   Vice
                                                 President,    Chief   Financial
                                                 Officer of Accolade Funds since
                                                 April  1993.   Vice  President,
                                                 Chief  Financial  Officer,  and
                                                 Trustee of Pauze/Swanson United
                                                 Services Funds from November 1,
                                                 1993    to    February    1996.
                                                 President,    Chief   Executive
                                                 Officer  and  Trustee of United
                                                 Services  Insurance  Fund since
                                                 July  22,  1994.  Director  and
                                                 Chief   Financial   Officer  of
                                                 United   Services  Canada  Inc.
                                                 (formerly    United    Services
                                                 Advisors   Wealth    Management
                                                 Corp.) since February 1995.

--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                                         Page 18

NAME AND ADDRESS              TRUST POSITION     PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Victor Flores                 Executive Vice     Executive Vice President, Chief
                              President,         Investment Officer of the Funds
                              Chief              since February 1994.  Portfolio
                              Investment         Manager  U.S.  Gold Shares Fund
                              Officer            since  November  1992  and U.S.
                                                 World Gold Fund  since  January
                                                 1990.  Portfolio Manager,  U.S.
                                                 Global   Resources  Fund,  from
                                                 January 1990 to November  1992.
                                                 Vice      President,      Chief
                                                 Investment Officer and Director
                                                 of U.S. Global Investors,  Inc.
                                                 (formerly    United    Services
                                                 Advisors,  Inc.) since February
                                                 1994.  Formerly Vice President,
                                                 Portfolio   Manager   of   U.S.
                                                 Global   Investors,   Inc.(July
                                                 1993-February  1994). Served as
                                                 Resource   Analyst  for  United
                                                 Services Funds and U.S.  Global
                                                 Investors,  Inc.  from  January
                                                 1988 to December 1989.

Susan B. McGee                Vice President,    Vice President and Secretary of
                              Secretary          the Trust from September  1995.
                                                 Vice President and Secretary of
                                                 the  Advisor  since   September
                                                 1995.    Vice   President   and
                                                 Secretary    of   USSI    since
                                                 September  1995. Vice President
                                                 and   Assistant   Secretary  of
                                                 Accolade Funds since  September
                                                 1995.                      Vice
                                                 President-Operations, Secretary
                                                 and Associate  Counsel of ST&FC
                                                 since    September    1992   to
                                                 present;                   Vice
                                                 President-Operations  of  ST&FC
                                                 from May 1993 to December 1994.
                                                 Associate  Counsel  from August
                                                 1994 to present.

Thomas D. Tays                Vice President,    Vice    President   -   Special
                              Securities         Counsel, Securities Specialist,
                              Specialist,        Director     of     Compliance,
                              Director of        Assistant   Secretary   of  the
                              Compliance         Advisor from  September 1995 to
                                                 present;   Associate   Counsel,
                                                 Assistant   Secretary   of  the
                                                 Advisor from  September 1993 to
                                                 September 1995. Vice President,
                                                 Securities Specialist, Director
                                                 of  Compliance   and  Assistant
                                                 Secretary    of    USF    since
                                                 September  1995. Vice President
                                                 and Secretary of Accolade Funds
                                                 since   September   1995,   was
                                                 Assistant     Secretary    from
                                                 September   1994  to  September
                                                 1995. Vice President, Secretary
                                                 of  United  Services  Insurance
                                                 Funds   from   June   1994   to
                                                 present.  Private  practice  of
                                                 law from 1990 to August 1993.

Kevin C. White                Chief              Chief Accounting Officer of the
                              Accounting         Advisor  from  October  1996 to
                              Officer            present.    Chief    Accounting
                                                 Officer  of  USF  from  October
                                                 1996  to   present.   Principal
                                                 Accounting  Officer of Accolade
                                                 Funds  from  September  1996 to
                                                 present.    Employee   of   the
                                                 Advisor from  November  1995 to
                                                 present.  Closing  Manager  for
                                                 World  Savings  and  Loan  from
                                                 January 1995 to November  1995.
                                                 Controller     of    Swearingen
                                                 Aircraft  from December 1991 to
                                                 January 1995. Financial Analyst
                                                 for  Fox  Photo  from  February
                                                 1991 to December 1991.
--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                                         Page 19

                         PRINCIPAL HOLDERS OF SECURITIES

     As of August 26, 1996, the officers and Trustees of the Funds as a group owned less than 1% of the outstanding shares of each Fund. The Trust is aware of the following persons who owned of record, or beneficially, more than 5% of the outstanding shares of any Fund at August 26, 1996:


U.S. GLOBAL RESOURCES FUND          Charles Schwab & Co., Inc.                    8.47%      Record(1)
                                    San Francisco, CA 94104

U.S. REAL ESTATE FUND               Charles Schwab & Co., Inc.                   18.35%      Record(1)
                                    San Francisco, CA 94104
                                    National Financial Services Corp. New         8.51%      Record(2)
                                    York, NY 10008-3908
                                    Charles Schwab & Co., Inc.                    6.55%      Record(1)
                                    San Francisco, CA 94104
                                    Donaldson Lufkin Jenrette Securities Corp.    5.83%      Record(3)
                                    Jersey City, NJ 07303-2052

U.S. INCOME FUND                    Charles Schwab & Co., Inc.                   17.92%      Record(1)
                                    San Fransciso, CA 94104

U.S. WORLD GOLD FUND                Charles Schwab & Co., Inc.                   21.07%      Record(1)
                                    San Fransciso, CA 94104-
                                    National Financial Services Corp.             6.34%      Record(2)
                                    New York, NY 10008-3908

UNITED SERVICES INTERMEDIATE        David R. Hinkle IRA Rollover                  5.17%      Record
TREASURY FUND                       Winston Salem, NC 27101-3622

UNITED SERVICES NEAR-TERM TAX       Louisa Kellam                                 5.42%      Record
FREE FUND                           Sun City West, AZ 85375-5417

                                    North Pursel North Investments
U.S. TAX FREE FUND                  Palm Beach, FL 33480-2132                     6.20%      Record(4)

(1)Charles Schwab & Co., Inc., a broker-dealer, has advised that no individual client owns more than 5% of the Fund.

(2)iNational Financial Corp., a broker-dealer, has advised that no individual client owns more than 5% of the Fund.

(3)Donaldson Lufkin Jenrette Securities Corp., a broker-dealer, has advised that no individual client owns more than 5% of the Fund.

(4)North Pursel North Investments, a broker-dealer, has advised that no individual client owns more than 5% of the Fund.


                          INVESTMENT ADVISORY SERVICES

     The investment adviser to the Funds is U.S. Global Investors, Inc. (formerly United Services Advisors, Inc.) (the "Advisor"), a Texas corporation, pursuant to an Advisory Agreement dated as of October 27, 1989. Frank E. Holmes, Chief Executive Officer and a Director of the Advisor, as well as a Trustee, President and Chief Executive Officer of the Trust, beneficially owns more than 25% of the outstanding voting stock of the Advisor and may be deemed to be a controlling person of the Advisor.

--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                                         Page 20

     In addition to the services described in each Fund's prospectus, the Advisor will provide the Trust with office space, facilities and simple business equipment, and will provide the services of executive and clerical personnel for administering the affairs of the Trust. It will compensate all personnel, Officers and Trustees of the Trust if such persons are employees of the Advisor or its affiliates, except that the Trust will reimburse the Advisor for a portion of the compensation of the Advisor's employees who perform certain legal services for the Trust, including state securities law regulatory compliance work, based upon the time spent on such matters for the Trust. The Advisor pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes.

     The Trust pays all other expenses for its operations and activities. Each of the Funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditors'
expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of Trustees who are not "interested persons" of the Advisor, expenses of attendance by Officers and Trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specifically enumerated.

     For the services and facilities provided to each of the Funds by the Advisor, each Fund may pay to the Advisor a monthly fee at the rate set forth below based upon the monthly average daily net assets of such Fund for such calendar month. Some of these fees have been voluntarily reduced or waived until further notice. See the prospectus section - "The Investment Advisor."

                                                 ADVISORY FEE SCHEDULE
-------------------------------------------------------------------------------------------------------------------
                                                                                                     MONTHLY
          NAME OF FUND                                 MONTHLY NET ASSETS                             RATE
-------------------------------------------------------------------------------------------------------------------

GOLD SHARES FUND                                  UP TO AND INCLUDING $250 MILLION               1/12 OF .75%
                                                  OVER $250 MILLION                              1/12 OF .50%

GLOBAL RESOURCES FUND                             UP TO AND INCLUDING $250 MILLION               1/12 OF 1%
                                                  OVER $250 MILLION                              1/12 OF .50%

WORLD GOLD FUND                                   UP TO AND INCLUDING $250 MILLION               1/12 OF 1%
                                                  OVER $250 MILLION                              1/12 OF .50%

U.S. TREASURY SECURITIES CASH FUND                UP TO AND INCLUDING $250 MILLION               1/12 OF .50%
                                                  OVER $250 MILLION                              1/12 OF .375%

TAX FREE FUND                                     UP TO AND INCLUDING $250 MILLION               1/12 OF .75%
                                                  OVER $250 MILLION                              1/12 OF .50%

INCOME FUND                                       UP TO AND INCLUDING $250 MILLION               1/12 OF .75%
                                                  OVER $250 MILLION                              1/12 OF .50%

U.S. GOVERNMENT SECURITIES  SAVINGS FUND          UP TO AND INCLUDING $250 MILLION               1/12 OF .50%
                                                  OVER $250 MILLION                              1/12 OF .375%

REAL ESTATE FUND                                  UP TO AND INCLUDING $250 MILLION               1/12 OF .75%
                                                  OVER $250 MILLION                              1/12 OF .50%

UNITED SERVICES  INTERMEDIATE TREASURY FUND                                                      1/12 OF .50%

UNITED SERVICES NEAR-TERM TAX FREE FUND                                                          1/12 OF .50%

--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                                         Page 21


     The Advisor may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client fund shares. The glass-steagall act prohibits banks from engaging in the business of underwriting, selling or distributing securities. However, in the advisor's opinion, such laws should not preclude a bank from performing shareholder administrative and servicing functions as contemplated herein.

     The securities laws of certain states in which shares of the trust may, from time to time, be qualified for sale require that the advisor reimburse the trust for any excess of a fund's expenses over prescribed percentages of the fund's average net assets. Thus, the advisor's compensation under the advisory agreement is subject to reduction in any fiscal year to the extent that total expenses of the fund for such year (including the advisor's compensation but exclusive of taxes, brokerage commission, extraordinary expenses, and other permissible expenses) exceed the most restrictive applicable expense limitation prescribed by any state in which the trust's shares are qualified for sale. The advisor may obtain waivers of these state expense limitations from time to time. Such limitation is currently 2.5% Of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1.5% Of the remaining average net assets.

     The board of trustees of the trust (including a majority of the "disinterested trustees") recently approved continuation of the october 27, 1989 advisory agreement through october 1996. The advisory agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to each fund, as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such fund (as defined in the investment company act of 1940 ) or by the board of trustees of the trust, and (ii) by a vote of a majority of the trustees who are not parties to the advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned.

         The trust pays the advisor a separate management fee for each portfolio in the trust. Such fee is based on varying percentages of average net assets. For the three fiscal periods ended june 30, 1994, june 30, 1995 and june 30, 1996, the trust incurred advisory fees (net of expenses paid by the advisor or voluntary fee waivers) of $5,021,807,$5,233,507, and $5,216,589, respectively, for all funds. For the three fiscal periods ended june 30, 1994, june 30, 1995 and june 30, 1996, the funds paid the advisor the following advisory fees (net of expenses paid by the advisor or voluntary fee waivers):


                                         1994           1995            1996
                                     ------------------------------------------

GOLD SHARES FUND                      $2,011,687     $1,969,645      $1,727,462
GLOBAL RESOURCES FUND                    240,719        218,438         219,018
WORLD GOLD FUND                        1,753,641      1,900,764       2,238,255
TREASURY SECURITIES CASH FUND            760,423        894,643         835,252
INCOME FUND                               99,688         80,223          73,521
TAX FREE FUND                                -0-            -0-             -0-
GOVERNMENT SECURITIES SAVINGS FUND           -0-            -0-             -0-
REAL ESTATE FUND                         140,661         85,225          64,381
INTERMEDIATE TREASURY FUND                   -0-            -0-             -0-
NEAR-TERM TAX FREE FUND                      -0-            -0-             -0-



--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                                         Page 21

                       TRANSFER AGENCY AND OTHER SERVICES

     In addition to the services performed for the Funds and the Trust under the Advisory Agreement, the Advisor, through its subsidiary USSI, provides transfer agent and dividend disbursement agent services pursuant to the Transfer Agency Agreement as described in the Funds' prospectuses under "Management of the Funds -- The Investment Advisor." In addition, lockbox and statement printing services are provided by USSI. The Board of Trustees recently approved the Transfer Agency and related agreements through October 1997. For the three fiscal years ended June 30, 1994, 1995 and 1996, the Trust paid USSI total transfer agency, lockbox and printing fees of , $2,313,933, $2,557,846 and $2,707,293 respectively, for all funds.

     USSI also maintains the books and records of the Trust and of each Fund of the Trust and calculates their daily net asset value as described in the Funds' prospectuses under "Management of the Funds -- The Investment Advisor." Total fees for such services for the fiscal years ending June 30, 1994, 1995 and 1996 were $354,278, $502,994, and $499,465 respectively, for all funds.

     All fees paid to the Advisor during the fiscal year ended June 30, 1996, (including management, transfer agency, lockbox, printing and accounting fees but net of reimbursements) totaled $8,423,347.

     A & B Mailers, Inc., a wholly-owned corporation of the Advisor, provides the Trust with certain mail handling services. The charges for such services have been negotiated by the Audit Committee and A & B Mailers, Inc. Each service is priced separately.

                    CERTAIN PURCHASES OF SHARES OF THE FUNDS

     Shares of all the Funds are continuously offered by the Trust at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the Funds are described in the Prospectus. In addition, shares of each Fund, except theTreasury Securities Cash Fund, the Tax Free Fund, the Government Securities Savings Fund, may be purchased using stock, so long as the securities delivered to the Trust meet the investment objectives and concentration policies of the appropriate Fund, and are otherwise acceptable to the Advisor, which reserves the right to reject all or any part of the securities offered in exchange for shares of such Funds. On any such "in kind" purchase, the following conditions will apply:

     (1) the securities offered by the investor in exchange for shares of the Fund must not be in any way restricted as to resale or otherwise be illiquid;

     (2) securities of the same issuer must already exist in the Fund's portfolio;

     (3) the securities must have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the AMEX and the NYSE, or NASDAQ;

     (4) any securities so acquired by any Fund shall not comprise over 5% of that Fund's net assets at the time of such exchange;

     (5) no over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States; and

     (6)  the securities are acquired for investment and not for resale.

     The Trust believes that this ability to purchase shares of each Fund, except the Treasury Securities Cash Fund, the Tax Free Fund, and the Government Securities Savings Fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                                         Page 22

     An investor who wishes to make an "in kind" purchase should furnish (either in writing or by telephone) to the Trust a list with a full and exact description of all of the securities which he or she proposes to deliver. The Trust will advise him or her as to those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the Gold Shares, Global Resources, World Gold, Income, and Real Estate Funds are valued. See the section entitled "How Shares Are Valued" in the prospectus. The number of shares of the appropriate Fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

     The exchange of securities by the investor pursuant to this offer will constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such an "in kind" purchase.


                      ADDITIONAL INFORMATION ON REDEMPTIONS

     WIRE REDEMPTIONS - TREASURY SECURITIES CASH FUND AND GOVERNMENT SECURITIES SAVINGS FUND ONLY. When shares of the. Treasury Securities Cash Fund are redeemed by wire, proceeds will normally be wired on the next business day after receipt of the telephone instruction. To place a request for a wire redemption, the shareholder may instruct USSI by telephone (if this option was elected on the application accompanying the prospectus), or by mailing instructions to United Services Funds, P.O. Box 781234, San Antonio, Texas 78278-1234. A bank processing fee for each bank wire will be charged to the shareholder's account. The shareholder may change the account which has been designated to receive amounts withdrawn under this procedure at any time by writing to USSI with signature(s) guaranteed as described in the prospectus. Further documentation will be required to change the designated account when shares are held by a corporation or other organization, fiduciary or institutional investor.

     CHECK REDEMPTIONS - TREASURY SECURITIES CASH FUND AND GOVERNMENT SECURITIES SAVINGS FUND ONLY. Upon receipt of a completed application indicating election of the check writing feature, shareholders will be provided with a free supply of temporary checks. A shareholder may order additional checks for a nominal charge.

     The checkwriting withdrawal procedure enables a shareholder to receive dividends declared on the shares to be redeemed until such time as the check is processed. For this reason, checks should never be used to close an account, since the shareholder cannot know what the exact balance in the account will be on the date that the check clears. If there are not sufficient shares to cover a check, the check will be returned to the payee and marked "insufficient funds." Checks written against shares which have been in the account less than 7 days and were purchased by check will be returned as uncollected funds. A shareholder may avoid this 7-day requirement by purchasing by bank wire or cashiers check.

     The Trust reserves the right to terminate generally, or alter generally, the checkwriting service or to impose a service charge upon 30 days' prior notice to shareholders.

     REDEMPTION IN KIND. The Trust reserves the right to redeem shares of the Gold Shares Fund in cash or in kind. However, the Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of the Gold Shares Fund solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Trust during any 90-day period for any one shareholder. Any shareholder of the Gold Shares Fund receiving a redemption in kind would then have to pay brokerage fees in order to convert his Fund investment into cash. All redemptions in kind will be made in marketable securities of the Fund.

     SUSPENSION OF REDEMPTION PRIVILEGES. The Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period (1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined

--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                                         Page 23

by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.


                         CALCULATION OF PERFORMANCE DATA

     Treasury Securities Cash Fund and Government Securities Savings Fund shareholders and prospective investors in these Funds will be interested in learning, from time to time, the current yield of the Funds, based on dividends declared daily from net investment income. To obtain a current yield quotation, call the Advisor toll free at 1-800-873-8637 (local residents call 308-1222). The yield of that Fund is calculated by determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a historical seven-calendar-day period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the Fund reflects the value of additional shares purchased with dividends from the original share and any such additional shares, and all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses, or unrealized appreciation and depreciation. The Funds may also calculate their effective annualized yield (in effect, a compound yield) by dividing the base period return (calculated as above) by seven, adding one, raising the sum to the 365th power and subtracting one.

     The Treasury Securities Cash Fund's and the. Government Securities Savings Fund's net income, from the time of the immediately preceding dividend declaration, consists of interest accrued or discount earned during such period (including both original issue and market discount) on the Fund's securities, less amortization of premium and the estimated expenses of the Fund applicable to that dividend period. The yield quoted at any time represents the amount being earned on a current basis and is a function of the types of instruments in the Fund's portfolio, their quality and length of maturity, their relative values, and the Fund's operating expenses. The length of maturity for the portfolio is the average dollar-weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for all of its issues.

     The yield fluctuates daily as the income earned on the investments of the Treasury Securities Cash Fund and the Government Securities Savings Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time, nor is there any guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the. Treasury Securities Cash Fund and the . Government Savings Fund is not insured, although the underlying portfolio securities are, of course, backed by the United States Government or, in the case of the Government Securities Savings Fund, by a government agency. Investors comparing results of the Treasury Securities Cash Fund and . Government Securities Savings Fund with investment results and yields from other sources, such as banks or savings and loan associations, should understand this distinction.

     The seven-day yield and effective yield for the. Treasury Securities Cash Fund and the . Government Securities Savings Fund at June 30, 1996 were 4.19% and 4.28%, and 5.04% and 5.17%, respectively, with an average weighted maturity of investments on that date of 51 and 75 days, respectively.

TOTAL RETURN

     The Gold Shares Fund, Global Resources Fund, World Gold Fund, Income Fund, Tax Free Fund, the Real Estate Fund, the Near-Term Tax Free Fund and the Intermediate Treasury Fund may each advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:



--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                                         Page 24

                                         n
                                 P(1 + T)  = ERV

    Where:      P     =   a hypothetical initial payment of $1,000
                T     =   average annual total return
                n     =   number of years
                ERV   =   ending  redeemable  value  of  a  hypothetical  $1,000
                          payment made at the beginning of the 1, 5 or 10 year periods at the end of the year or period.

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by each Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

     The average annual compounded rate of return for each Fund for the following years ended as of June 30, 1996 is as follows:


                                     1 YEAR          5 YEARS         10 YEARS
                                 ----------------------------------------------

Gold Shares Fund                    (11.73)%         (9.95)%          (1.70)%
Global Resources Fund                22.80%           6.82%            7.72%
World Gold Fund                      34.35%           16.21%          10.08%
Income Fund                          16.60%           10.75%           9.08%
Tax Free Fund                         5.25%           6.84%            7.09%
Real Estate Fund (since              17.34%           7.30%            4.67%
7/2/87)
Near-Term Tax Free Fund               3.68%           6.35%            5.97%
(since 12/1/90)
Intermediate Treasury Fund
(since 5/8/92)                        2.48%            N/A             6.45%

YIELD

     The Gold Shares Fund, Global Resources Fund, World Gold Fund, Income Fund, Tax Free Fund, Real Estate Fund, Near-Term Tax Free Fund and the Intermediate Treasury Fund each may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                        A - B
                                        -----     6
                            YIELD = 2 [(      + 1)  - 1]
                                          CD

         Where:   A = dividends and interest earned during the period

                  B = expenses accrued for the period (net of reimbursement)

                  C = the average  daily number of shares  outstanding  during the period that were entitled to receive dividends

                  D = the maximum  offering price per share on the last day of the period


--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                                         Page 25

The 30-day yield for the 30 days ended June 30, 1996 for each Fund was as follows:

     Income Fund                          2.40%
     Tax Free Fund                        5.33%
     Real Estate Fund                     4.02%
     Near-Term Tax Free Fund              4.45%
     Intermediate Treasury Fund           6.07%

TAX EQUIVALENT YIELD

     The Tax Free Fund's tax equivalent yield for the 30 days ended June 30, 1996 was 8.82% based on a Federal income tax rate of 39.6%.

     The Near-Term Tax Free Fund's tax equivalent yield for the 30 days ended June 30, 1996 was 7.37% based on a Federal income tax rate of 39.6%.

     The tax equivalent yield is computed by dividing that portion of the yield of the Tax Free Fund (computed as described under "Yield" above) which is tax-exempt, by one minus the Federal income tax rate of 28% (or other relevant rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The compliment, for example, of a tax rate of 39.6% is 60.4%, that is [1.00 - .396 = .604].

NONSTANDARDIZED TOTAL RETURN

     Each Fund may provide the above described standard total return results for a period which ends as of not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of each Fund's operations. In addition, each Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under "Total Return" except that no annualization is made.

DISTRIBUTION RATES

     In its sales literature, each Fund, except for the money market funds, may also quote its distribution rate along with the above described standard total return and yield information. The distribution rate is calculated by annualizing the latest distribution and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by each Fund even though such option income is not considered investment income under generally accepted accounting principals.

     Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Advisor through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by net asset value, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

EFFECT OF FEE WAIVER AND EXPENSE REIMBURSEMENT

     All calculations of performance data in this section reflect the Advisor's fee waivers or reimbursement of a portion of the Fund's expenses, as the case may be. See "Management of the Funds"in the prospectus.


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                                   TAX STATUS

TAXATION OF THE FUNDS -- IN GENERAL

     As stated in its Prospectus, each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each Fund will not be liable for Federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that a Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock, securities or certain options, futures or foreign currencies held less than three months (the "30% test"), and (c) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year. Furthermore, in order to be entitled to pay tax-exempt interest income dividends to shareholders, the Tax Free Fund and Near-Term Tax Free Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest of which is exempt from Federal income tax. The Tax Free and Near-Term Tax Free Funds intend to satisfy this requirement.

     The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year and (3) any portion not taxable to the Fund of the respective balance from the preceding calendar year. Because the excise tax is based upon undistributed taxable income, it will not apply to tax exempt income received by the Tax Free and Near-Term Tax Free Funds. The Funds intend to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE FUNDS' INVESTMENTS

     A Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

     For Federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated as interest for Federal income tax purposes as earned by a Fund, whether or not any income is actually received, and therefore, is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from a Fund's taxable income, although such discount will be included in gross income for purposes of the 90% test and the 30% test described above. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount.

     Debt securities may be purchased by a Fund at a discount which exceeds the original issue price plus previously accrued original issue discount remaining on the securities, if any, at the time a Fund purchases the securities. This additional discount represents market discount for income tax purposes. To the extent that a Fund purchases municipal bonds at a market discount, the accounting accretion of such discount may generate taxable income for the Fund and its shareholders. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income for purposes of the 90% test to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such


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                                                                         Page 27

accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis.

     A Fund whose portfolio is subject to the market discount rules may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because a Fund must take into account all original issue discount for purposes of satisfying various requirements for qualifying as a regulated investment company under Subchapter M of the Code, it will be more difficult for a Fund to make the distributions required under Subchapter M of the Code and to avoid the 4% excise tax described above. To the extent that a Fund holds zero coupon or deferred interest bonds in its portfolio, or bonds paying interest in the form of additional debt obligations, the Fund would recognize income currently even though the Fund received no cash payment of interest, and would need to raise cash to satisfy the obligations to distribute such income to shareholders from sales of portfolio securities.

     The Funds may purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. Instead, the amortized bond premium will reduce the Fund's adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the Fund so elects. The amortized premium on taxable securities is allowed as a deduction, and, generally for securities issued after September 27, 1985, must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDER

     Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividends during the following January. Since none of the net investment income of the Tax Free Fund, the Treasury Securities Cash Fund, the Government Securities Savings Fund, the Intermediate Treasury Fund or the Near-Term Tax Free Fund is expected to arise from dividends on domestic common or preferred stock, none of these Funds' distributions will qualify for the 70% corporate dividends-received deduction.

     Distributions by a Fund, other than the Treasury Securities Cash Fund and the . Government Securities Savings Fund, will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of such Funds just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the Fund's shares just prior to a distribution may receive a return of investment upon distribution which will nevertheless be taxable to them.

     To the extent that the Tax Free Fund's and the Near-Term Tax Free Fund's dividends distributed to shareholders are derived from interest income exempt from Federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from the Fund are includible in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     All distributions of investment income during the year will have the same percentage designated as tax exempt. This method is called the "average annual method." Since the Tax Free Fund and the Near-Term Tax Free Fund invest primarily in tax-exempt securities, the percentage is expected to be substantially the same as the amount actually earned during any particular distribution period.

     A shareholder of a Fund should be aware that a redemption of shares (including any exchange into another United Services Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the Tax Free Fund or the Near-Term Tax Free Fund receives an exempt-interest dividend with respect to any share and such share has


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                                             Statement of Additional Information
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been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized.

     The Tax Free Fund and the Near-Term Tax Free Fund may invest in private activity bonds. Interest on private activity bonds issued after August 7, 1986, is subject to the Federal alternative minimum tax ("AMT"), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as "tax preference items"). Interest from private activity bonds is one of the tax preference items that is added into income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from Federal income tax are rendered by recognized bond counsel to the issuers. Neither the Advisor's nor the Fund's counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the basis of such opinions.


                                    CUSTODIAN

     Bankers Trust Company acts as Custodian for all Funds of the Trust described in this Statement of Additional Information. With respect to the Gold Shares Fund, Global Resources Fund, and World Gold Fund , Bankers Trust Company may hold securities of the funds outside the United States pursuant to sub-custody arrangements separately approved by the Trust. Services with respect to the retirement accounts will be provided by Security Trust and Financial Company of San Antonio, Texas, a wholly-owned subsidiary of the Advisor.


                    INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

     Price Waterhouse LLP, One Riverwalk Place, Suite 900, San Antonio, Texas 78205 serves as the independent accountants for the Trust.

     Goodwin, Procter & LLP, Exchange Place, Boston, Massachusetts 02109, are legal counsel to the Trust.


                      INFORMATION ABOUT SECURITIES RATINGS

     Debt Security Ratings, Including Municipal Bonds

     MOODY'S INVESTORS SERVICE, INC. Aaa--the "best quality." Aa--"high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A--"upper medium grade obligation." Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa--"medium grade obligations." Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

     STANDARD & POOR'S CORPORATION. AAA--"obligation of the highest quality." AA--issues with investment characteristics "only slightly less marked than those of the prime quality issues." A--"the third strongest capacity for payment of debt service." Principal and interest payments on the bonds in this category are considered safe. It differs from the two higher ratings, because with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to


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                                             Statement of Additional Information
                                                                         Page 30

revenue bonds, debt service coverage is good but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. BBB--"regarded as having adequate capacity to pay interest and repay principal." Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal.

                              FINANCIAL STATEMENTS

     The financial statements for year ended June 30, 1996, are hereby incorporated by reference from the Annual Report to Shareholders of that date which has been delivered with this Statement of Additional Information [unless previously provided, in which event the Trust will promptly provide another copy, free of charge, upon request to: U.S. Global Investors, Inc., P.O. Box 29467, San Antonio, Texas 78229-0467, 1-800-873-8637 or (210) 308-1234].


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